                                                   -----------------------------
                                                            OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0570
                                                   Expires:    November 30, 2005
                                                   Estimated average burden
                                                   hours per response....... 5.0
                                                   -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07843
                                  ----------------------------------------------

                      J.P. Morgan Mutual Fund Select Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            522 Fifth Avenue, New York,                        NY 10036
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-348-4782
                                                   -----------------------------

Date of fiscal year end: October 31, 2004
                        -----------------------

Date of reporting period: November 1, 2003 through April 30, 2004
                         -----------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

JPMORGAN FUNDS


SEMI-ANNUAL REPORT APRIL 30 2004 (UNAUDITED)


INTERNATIONAL EQUITY FUNDS

FLEMING INTREPID EUROPEAN FUND

FLEMING JAPAN FUND

FLEMING INTERNATIONAL GROWTH FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING ASIA EQUITY FUND

FLEMING INTERNATIONAL EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                               1

Fund Commentaries:                               3

Fleming Intrepid European Fund                   3

Fleming Japan Fund                               6

Fleming International Growth Fund                9

Fleming International Value Fund                12

Fleming International Opportunities Fund        15

Fleming Emerging Markets Equity Fund            18

Fleming Asia Equity Fund                        21

Fleming International Equity Fund               24

Portfolio of Investments                        27

Financial Statements                            54

Notes to Financial Statements                   66

Financial Highlights                            94

HIGHLIGHTS

- Global growth accelerates

- Markets rally across the six months

- Buoyant U.S. employment numbers spook markets in April

- Inflation key to long term outlook

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN INTERNATIONAL EQUITY FUNDS

PRESIDENT'S LETTER MAY 20, 2004

[PHOTO OF GEORGE C.W. GATCH]

"AGAINST THIS BRIGHTENING PICTURE, MARKETS RALLIED."

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended April 30, 2004, along with reports from the Portfolio Managers.

GLOBAL ECONOMIC RECOVERY CONSOLIDATES

International equity markets continued to rally in the six months ended April 30 2004 as evidence emerged that global growth was accelerating. In the United States, Gross Domestic Product (GDP) growth for the first-quarter was 4.2% -- solid but a little below expectations. Furthermore, 308,000 jobs were added to the U.S. labor market in March -- the largest monthly rise in four years -- ending fears of a jobless U.S. recovery. In Japan, economic indicators showed a marked acceleration. After a series of false dawns, the country appeared, finally, to be emerging from more than a decade of stagnation. Corporate earnings were exceptionally strong everywhere. Earnings forecasts hit new records in the United States, Europe and Japan.

Against this brightening picture, markets rallied. International markets led the way, with the broad-based MSCI EAFE Index of international markets gaining 12.4% (in U.S. dollars). In the United States, the S&P 500 Index trailed with a rise of 6.3%, although it fell slightly when markets corrected at the end of the period.

INTEREST RATES, OIL PRICES, GEOPOLITICAL UNCERTAINTY BECOME A CONCERN

It was the U.S. employment numbers, the very news investors had been waiting for, that spooked the stock markets, and started April's correction. Investors worried that the Federal Reserve Board would raise rates sooner than expected, possibly choking economic growth in the United States and elsewhere. Nervousness increased as setbacks in Iraq during the month caused the oil price to spike higher, and China's government took action to curb its overheating economy. The S&P 500 Index declined 1.6% in the month, while the MSCI EAFE Index fell 2.3%. More volatile indices fell further - the MSCI Emerging Markets Free Index, for example, slumped 8.2%.

OUTLOOK

While, by all indications, economic fundamentals are likely to remain solid, equity gains are likely to be tempered by concerns about the timing and magnitude of U.S. rate rises, and the extent to which the yields on long bonds move higher. Uncertainties surrounding Chinese growth, and the situation in Iraq, are also likely to spark volatility. But if the U.S. and Chinese monetary authorities can rein in inflation, the global economy and stock markets are likely to benefit in the long run.

IMPORTANT MERGER NEWS

As you may know, J.P. Morgan Chase & Co. and Bank One Corp. have agreed to merge in July 2004, as approved by both firms' shareholders. The merger is compelling both strategically and financially. The newly combined organization will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

FUND FAMILY UPDATE

As of February 27, 2004, JPMorgan Fleming European Fund was renamed to JPMorgan Fleming Intrepid European Fund. Please note that the name change has not affected the Fund's investment objective or strategy.

Additionally, JPMorgan Fleming Emerging Markets Equity Fund's Portfolio management has been shifted to a new team. In managing the Fund, the adviser, JPMIM (J.P. Morgan Investment Management) seeks to add value primarily through stock selection decisions. Country specialists use their local expertise to identify, research and rank companies according to their expected performance.

As always, we would like to thank you for your investment, and look forward to serving your financial needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President

JPMORGAN FLEMING INTREPID EUROPEAN FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        11/2/95
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                           $99.5
                                   Primary Benchmark           MSCI EUROPE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Intrepid European Fund, which seeks to provide long-term capital growth from investments in European companies, returned 7.9% (Class A shares, no sales charge) compared to a total return of 12.9% for the MSCI Europe Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's performance over the six month review period was behind the benchmark. Most of the underperformance was experienced at the end of the review period when rising geopolitical concerns and increased market volatility caused a rotation towards stocks in more defensive areas of the market, many of which exhibited neither the attractive value nor the attractive growth characteristics that we seek to identify.

   Early in the review period, during November and December 2003, Fund performance was broadly in line with the market, with its exposure to cheaper cyclical stocks working well as the market looked ahead to stronger regional economic growth in 2004. Bottom-up news flow resulted in the Fund investing in a number of stocks in sectors that were expected to benefit from increased consumer, corporate and government spending, such as construction, transportation and retail.

   These positions worked particularly well in the first two months of 2004, as positive earnings reports from a range of Portfolio holdings helped boost relative returns. In particular, the Fund benefited at this time from exposure to Airline stocks (which were seeing improved margins and a pickup in passenger numbers), Telecom Equipment makers (which were boosted by rising handset demand), and Insurance companies and Utility providers (whose cheap valuations and rising profitability attracted investors).

   However, March and April were much more difficult months for the Fund as renewed global security concerns following the Madrid bombings, rising oil prices and growing concerns over potential U.S. interest rate hikes led to swings in market sentiment. As a result, European stock markets and the Fund fell back sharply. The Fund underperformed as investor nervousness over the potential effect of terrorism, rate increases and higher fuel costs on consumer confidence led to profit taking in some of our favored growth stocks that had performed so strongly earlier in the review period.

Q: HOW WAS THE FUND MANAGED?

A: The Fund's disciplined investment process seeks to invest in what we believe to be the best European growth and value stocks. The Fund's Portfolio is constructed at an absolute level, focusing only on those stocks that we have identified as the most attractive, so that no company is owned simply to reduce risk against the benchmark. Instead, risk continues to be managed by holding a large number of stocks and by ensuring that the Fund always has positive tilts to both growth and value compared to the broad market.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                                 28.0%
France                                         12.5%
Germany                                        11.0%
Switzerland                                     9.0%
The Netherlands                                 8.1%
Austria                                         7.4%
Sweden                                          6.8%
Italy                                           4.4%
Norway                                          4.1%
Spain                                           4.0%
Belgium                                         2.6%
Liechtenstein                                   0.6%
Greece                                          0.5%
Ireland                                         0.5%
Luxembourg                                      0.5%
Finland                                         0.0%^

^ Amount rounds to less than 0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  Shell Transport & Trading Co., PLC
    (United Kingdom)                            3.2%

2.  Total SA (France)                           3.2%

3.  Koninklijke Wessanen NV
    (The Netherlands)                           2.4%

4.  BP PLC (United Kingdom)                     2.4%

5.  E.ON AG (Germany)                           2.2%

6.  ENI-Ente Nazionale
    Idrocarburi SPA (Italy)                     2.2%

7.  Scottish Power PLC
    (United Kingdom)                            2.1%

8.  Bank Austria Creditanstalt
    AG (Austria)                                2.1%

9.  United Utilities PLC
    (United Kingdom)                            1.9%

10. Statoil ASA (Norway)                        1.7%

Top 10 equity holdings comprised 23.4% of the Portfolio's market value of investments ($22,004,984). As of April 30, 2004, the Fund held 116 equity holdings. Portfolio holdings are subject to change at any time.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                    SINCE
                                                                INCEPTION
                                  1 YEAR    3 YEARS   5 YEARS   (11/2/95)
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       32.78%      8.31%     5.17%      12.28%
           With Sales Charge*      25.14%      6.20%     3.93%      11.50%
                                  ---------------------------------------

CLASS B SHARES

                Without CDSC       32.06%      7.56%     4.44%      11.53%
                   With CDSC**     27.06%      6.69%     4.11%      11.53%
                                  ---------------------------------------

CLASS C SHARES

                Without CDSC       32.11%      7.55%     4.42%      11.48%
                   With CDSC***    31.11%      7.55%     4.42%      11.48%
                                  ---------------------------------------

INSTITUTIONAL SHARES               33.87%      8.98%     5.56%      12.53%
                                  ---------------------------------------

SELECT SHARES                      33.24%      8.52%     5.29%      12.36%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/02/95 TO 04/30/04)

              JPMORGAN FLEMING INTREPID
            EUROPEAN FUND (CLASS A SHARES)   MSCI EUROPE INDEX  LIPPER EUROPEAN FUNDS INDEX
Nov-1995           $         9,425            $        10,000       $        10,000
Nov-1995           $         9,444            $        10,000       $        10,000
Dec-1995           $         9,598            $        10,317       $        10,210
Jan-1996           $         9,664            $        10,384       $        10,287
Feb-1996           $        10,013            $        10,573       $        10,633
Mar-1996           $        10,333            $        10,700       $        10,887
Apr-1996           $        10,532            $        10,777       $        11,097
May-1996           $        10,701            $        10,860       $        11,378
Jun-1996           $        11,099            $        10,979       $        11,483
Jul-1996           $        10,720            $        10,842       $        11,175
Aug-1996           $        10,966            $        11,164       $        11,540
Sep-1996           $        11,223            $        11,399       $        11,686
Oct-1996           $        11,385            $        11,663       $        11,930
Nov-1996           $        11,936            $        12,254       $        12,433
Dec-1996           $        12,296            $        12,492       $        12,711
Jan-1997           $        12,451            $        12,526       $        12,843
Feb-1997           $        12,730            $        12,691       $        13,036
Mar-1997           $        12,988            $        13,101       $        13,341
Apr-1997           $        12,905            $        13,036       $        13,172
May-1997           $        13,060            $        13,592       $        13,693
Jun-1997           $        13,836            $        14,272       $        14,338
Jul-1997           $        14,363            $        14,941       $        14,758
Aug-1997           $        13,732            $        14,088       $        14,035
Sep-1997           $        14,788            $        15,455       $        15,298
Oct-1997           $        14,592            $        14,694       $        14,659
Nov-1997           $        14,541            $        14,921       $        14,769
Dec-1997           $        14,924            $        15,465       $        15,113
Jan-1998           $        15,760            $        16,108       $        15,676
Feb-1998           $        17,182            $        17,368       $        16,968
Mar-1998           $        18,580            $        18,605       $        18,253
Apr-1998           $        19,142            $        18,966       $        18,672
May-1998           $        19,643            $        19,351       $        19,141
Jun-1998           $        19,824            $        19,564       $        19,197
Jul-1998           $        20,603            $        19,951       $        19,563
Aug-1998           $        17,179            $        17,441       $        16,738
Sep-1998           $        16,461            $        16,743       $        15,801
Oct-1998           $        17,323            $        18,083       $        16,906
Nov-1998           $        18,257            $        19,045       $        17,869
Dec-1998           $        19,128            $        19,877       $        18,702
Jan-1999           $        20,145            $        19,750       $        19,035
Feb-1999           $        18,981            $        19,248       $        18,479
Mar-1999           $        18,945            $        19,458       $        18,531
Apr-1999           $        19,587            $        20,038       $        19,061
May-1999           $        18,569            $        19,076       $        18,369
Jun-1999           $        18,932            $        19,399       $        18,835
Jul-1999           $        19,271            $        19,579       $        19,152
Aug-1999           $        19,478            $        19,779       $        19,307
Sep-1999           $        19,515            $        19,626       $        19,096
Oct-1999           $        20,024            $        20,349       $        19,744
Nov-1999           $        22,727            $        20,898       $        21,116
Dec-1999           $        26,025            $        23,040       $        23,844
Jan-2000           $        25,715            $        21,400       $        23,076
Feb-2000           $        28,207            $        22,515       $        26,256
Mar-2000           $        27,615            $        23,057       $        26,275
Apr-2000           $        25,999            $        22,040       $        24,851
May-2000           $        25,050            $        21,860       $        24,349
Jun-2000           $        25,396            $        22,330       $        24,926
Jul-2000           $        24,865            $        21,972       $        24,734
Aug-2000           $        24,656            $        21,713       $        24,828
Sep-2000           $        23,423            $        20,697       $        23,547
Oct-2000           $        22,053            $        20,540       $        22,831
Nov-2000           $        20,869            $        19,745       $        21,609
Dec-2000           $        22,194            $        21,105       $        23,232
Jan-2001           $        22,125            $        21,116       $        23,163
Feb-2001           $        20,893            $        19,262       $        21,210
Mar-2001           $        18,906            $        17,825       $        19,348
Apr-2001           $        19,838            $        19,092       $        20,629
May-2001           $        19,413            $        18,160       $        19,834
Jun-2001           $        18,454            $        17,474       $        19,027
Jul-2001           $        18,139            $        17,518       $        18,835
Aug-2001           $        18,632            $        17,062       $        18,351
Sep-2001           $        17,181            $        15,359       $        16,292
Oct-2001           $        17,756            $        15,848       $        16,862
Nov-2001           $        19,386            $        16,483       $        17,592
Dec-2001           $        19,454            $        16,905       $        17,967
Jan-2002           $        18,838            $        16,021       $        17,180
Feb-2002           $        19,331            $        16,018       $        17,192
Mar-2002           $        20,249            $        16,886       $        18,052
Apr-2002           $        20,824            $        16,758       $        18,003
May-2002           $        21,399            $        16,706       $        18,014
Jun-2002           $        21,070            $        16,126       $        17,531
Jul-2002           $        19,713            $        14,331       $        15,699
Aug-2002           $        19,315            $        14,328       $        15,594
Sep-2002           $        17,918            $        12,443       $        13,662
Oct-2002           $        18,125            $        13,646       $        14,708
Nov-2002           $        19,481            $        14,316       $        15,404
Dec-2002           $        17,976            $        13,796       $        14,835
Jan-2003           $        17,576            $        13,144       $        14,187
Feb-2003           $        17,121            $        12,715       $        13,645
Mar-2003           $        17,288            $        12,526       $        13,479
Apr-2003           $        18,986            $        14,216       $        15,173
May-2003           $        20,392            $        15,138       $        16,290
Jun-2003           $        20,282            $        15,284       $        16,420
Jul-2003           $        21,110            $        15,594       $        16,734
Aug-2003           $        21,469            $        15,564       $        16,861
Sep-2003           $        22,020            $        15,880       $        17,237
Oct-2003           $        23,372            $        16,942       $        18,326
Nov-2003           $        24,338            $        17,664       $        19,133
Dec-2003           $        26,007            $        19,114       $        20,491
Jan-2004           $        27,001            $        19,338       $        21,089
Feb-2004           $        27,511            $        19,905       $        21,745
Mar-2004           $        26,202            $        19,284       $        21,045
Apr-2004           $        25,204            $        19,124       $        20,708

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/2/95.

Returns for the Institutional and Select Shares prior to 9/10/01 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 11/1/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from November 2, 1995 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING JAPAN FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        11/2/95
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                           $21.2
                                   Primary Benchmark            MSCI JAPAN INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Japan Fund, which seeks total return from long-term capital growth through investing in Japanese equities, climbed by 11.2% (A shares, no sales charge) in the six months ended April 30, 2004. This compares with a rise of 12.9% in the MSCI Japan Index (in U.S. dollars).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Portfolio generated a significant positive return in the six months ended
   April 30, 2004, although it trailed its MSCI Japan Index benchmark. Being underweight the banking sector, which was one of the leaders of the Japanese stock market rally, caused the shortfall against the Index. To an extent, this was offset by successful stock selection among small capitalization stocks.

   Japan's bank stocks had an astonishing rally during the period in response to what appeared to be an increasingly sustainable domestic economic recovery. A return to economic stability in Japan would reduce banks' bad debt provisions, so improving their financial strength and increasing profitability. The Portfolio had underweight holdings in UFJ Holdings and Mitsubishi Tokyo Financial Group.

   Another detractor from relative performance was Toyota Motor Company, where the Portfolio was underweight. Toyota's shares rallied as it reported a more than 50% increase in profits for the 2003 financial year, with sales increases across all major markets.

   Stock selection among the small house building companies added to performance. Many of these companies practice efficient building techniques, helping them to generate strong profit growth. Additionally, there is increasing optimism that deflation in Japanese asset prices may be coming to an end. Both of these factors are pushing stock prices up from low valuations.

   An overweight allocation to small companies as a whole benefited the Portfolio. One stock that performed well was VT Holdings, a car dealer that also exports used cars to Asia. Broadly speaking, many small capitalization stocks have offered better earnings growth than larger companies, yet have traded on lower valuations.

Q: HOW WAS THE FUND MANAGED?

A: As the period progressed, the Portfolio increased its weighting in the companies we believe to have the most leverage to Japan's economic recovery. Following meetings with the banks, it has moved from underweight to slightly overweight the sector. The Portfolio is also overweight the real estate stocks, which will benefit if asset prices stop falling. It has a slightly underweight position in the export stocks, which are suffering from the strength of the Yen.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Industrial Products & Services                 26.9%
Consumer Goods & Services                      23.1%
Finance & Insurance                            22.7%
Technology                                     17.8%
REITs                                           6.7%
Telecommunications                              1.5%
Pharmaceuticals                                 0.7%
Energy                                          0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Toyota Motor Corp. (Japan)                  2.8%

 2. Matsui Securities Co., LTD
    (Japan)                                     2.1%

 3. Mizuho Financial Group, Inc.
    (Japan)                                     2.1%

 4. Sumitomo Mitsui Financial
    Group, Inc. (Japan)                         2.0%

 5. Nikko Cordial Corp. (Japan)                 1.9%

 6. Resona Holdings, Inc.
    (Japan)                                     1.8%

 7. Mitsubishi Tokyo Financial
    Group, Inc. (Japan)                         1.8%

 8. Honda Motor Co., LTD
    (Japan)                                     1.7%

 9. BB Net Corp. (Japan)                        1.4%

10. Nissan Motor Co., LTD
    (Japan)                                     1.4%

Top 10 equity holdings comprised 19.0% of the Portfolio's market value of investments ($3,883,366). As of April 30, 2004, the Fund held 157 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                    SINCE
                                                                INCEPTION
                                  1 YEAR    3 YEARS   5 YEARS   (11/2/95)
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       79.04%      1.91%    (0.92%)     (2.56%)
           With Sales Charge*      68.86%     (0.09%)   (2.07%)     (3.23%)
                                  ---------------------------------------

CLASS B SHARES

                Without CDSC       77.83%      1.06%    (1.59%)     (3.21%)
                   With CDSC**     72.83%      0.07%    (1.99%)     (3.21%)

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (11/02/95 TO 04/30/04)

                  JPMORGAN FLEMING                               TOKYO STOCK EXCHANGE             LIPPER JAPAN
             JAPAN FUND (CLASS A SHARES)   MSCI JAPAN INDEX   (TOPIX) 1ST SECTION INDEX      EQUITY FUNDS AVERAGE
Nov-1995           $         9,425         $        10,000        $        10,000              $        10,000
Nov-1995           $         9,425         $        10,000        $        10,000              $        10,000
Dec-1995           $         9,679         $        10,511        $        10,479              $        10,444
Jan-1996           $         9,802         $        10,373        $        10,338              $        10,459
Feb-1996           $         9,604         $        10,189        $        10,168              $        10,243
Mar-1996           $        10,038         $        10,548        $        10,544              $        10,618
Apr-1996           $        10,518         $        11,149        $        11,246              $        11,294
May-1996           $        10,057         $        10,574        $        10,697              $        10,888
Jun-1996           $        10,179         $        10,630        $        10,744              $        11,064
Jul-1996           $         9,699         $        10,154        $        10,216              $        10,513
Aug-1996           $         9,190         $         9,700        $         9,782              $        10,118
Sep-1996           $         9,473         $        10,036        $        10,086              $        10,365
Oct-1996           $         8,879         $         9,363        $         9,409              $         9,758
Nov-1996           $         8,973         $         9,541        $         9,479              $         9,809
Dec-1996           $         8,605         $         8,882        $         8,749              $         9,288
Jan-1997           $         8,470         $         7,916        $         7,806              $         8,741
Feb-1997           $         8,768         $         8,101        $         7,957              $         8,897
Mar-1997           $         8,633         $         7,834        $         7,696              $         8,710
Apr-1997           $         8,951         $         8,119        $         7,880              $         9,034
May-1997           $         9,779         $         9,015        $         8,853              $        10,155
Jun-1997           $        10,260         $         9,688        $         9,423              $        10,628
Jul-1997           $        10,789         $         9,393        $         9,050              $        10,756
Aug-1997           $         9,573         $         8,579        $         8,239              $         9,604
Sep-1997           $         9,718         $         8,449        $         8,006              $         9,487
Oct-1997           $         9,187         $         7,662        $         7,392              $         8,801
Nov-1997           $         9,033         $         7,191        $         6,831              $         8,371
Dec-1997           $         8,745         $         6,780        $         6,293              $         7,903
Jan-1998           $         8,643         $         7,385        $         6,961              $         8,537
Feb-1998           $         8,368         $         7,423        $         7,016              $         8,483
Mar-1998           $         8,205         $         6,918        $         6,572              $         8,108
Apr-1998           $         8,094         $         6,891        $         6,481              $         8,150
May-1998           $         8,185         $         6,512        $         6,172              $         7,987
Jun-1998           $         8,114         $         6,603        $         6,209              $         7,989
Jul-1998           $         8,022         $         6,516        $         6,122              $         8,130
Aug-1998           $         7,279         $         5,773        $         5,489              $         7,444
Sep-1998           $         7,086         $         5,615        $         5,390              $         7,188
Oct-1998           $         6,526         $         6,557        $         6,248              $         7,630
Nov-1998           $         6,821         $         6,857        $         6,541              $         8,208
Dec-1998           $         7,025         $         7,122        $         6,777              $         8,441
Jan-1999           $         6,913         $         7,174        $         6,807              $         8,515
Feb-1999           $         6,689         $         7,017        $         6,641              $         8,466
Mar-1999           $         7,616         $         7,990        $         7,562              $         9,628
Apr-1999           $         7,921         $         8,323        $         7,917              $        10,139
May-1999           $         7,575         $         7,854        $         7,527              $         9,822
Jun-1999           $         8,206         $         8,598        $         8,270              $        11,312
Jul-1999           $         8,929         $         9,456        $         9,108              $        12,515
Aug-1999           $         9,132         $         9,389        $         9,393              $        13,135
Sep-1999           $         9,631         $         9,959        $        10,030              $        13,904
Oct-1999           $        10,018         $        10,387        $        10,621              $        14,428
Nov-1999           $        10,537         $        10,832        $        11,386              $        15,707
Dec-1999           $        11,260         $        11,505        $        11,928              $        16,927
Jan-2000           $        10,476         $        11,007        $        11,311              $        16,159
Feb-2000           $        10,394         $        10,722        $        11,094              $        16,440
Mar-2000           $        10,934         $        11,606        $        11,830              $        17,476
Apr-2000           $        10,089         $        10,733        $        10,852              $        15,870
May-2000           $         9,193         $        10,187        $        10,060              $        14,743
Jun-2000           $         9,682         $        10,887        $        10,704              $        15,759
Jul-2000           $         8,460         $         9,633        $         9,436              $        13,853
Aug-2000           $         9,152         $        10,256        $        10,086              $        14,955
Sep-2000           $         8,979         $         9,746        $         9,711              $        14,143
Oct-2000           $         8,266         $         9,181        $         9,017              $        13,007
Nov-2000           $         8,083         $         8,800        $         8,777              $        12,472
Dec-2000           $         7,442         $         8,265        $         8,022              $        11,421
Jan-2001           $         7,422         $         8,167        $         7,980              $        11,327
Feb-2001           $         6,800         $         7,799        $         7,556              $        10,527
Mar-2001           $         6,739         $         7,567        $         7,306              $        10,401
Apr-2001           $         7,146         $         8,081        $         7,929              $        11,259
May-2001           $         7,238         $         8,062        $         7,908              $        11,088
Jun-2001           $         6,759         $         7,581        $         7,481              $        10,532
Jul-2001           $         6,240         $         7,017        $         6,835              $         9,619
Aug-2001           $         5,976         $         6,841        $         6,652              $         9,159
Sep-2001           $         5,375         $         6,202        $         6,184              $         8,296
Oct-2001           $         5,385         $         6,189        $         6,229              $         8,508
Nov-2001           $         5,599         $         6,257        $         6,140              $         8,545
Dec-2001           $         5,253         $         5,834        $         5,668              $         8,078
Jan-2002           $         4,937         $         5,377        $         5,229              $         7,482
Feb-2002           $         5,212         $         5,601        $         5,454              $         7,782
Mar-2002           $         5,569         $         5,922        $         5,787              $         8,344
Apr-2002           $         5,752         $         6,266        $         6,096              $         8,630
May-2002           $         6,017         $         6,657        $         6,529              $         9,118
Jun-2002           $         5,701         $         6,310        $         6,186              $         8,603
Jul-2002           $         5,212         $         5,871        $         5,831              $         8,018
Aug-2002           $         5,080         $         5,809        $         5,749              $         7,882
Sep-2002           $         4,764         $         5,549        $         5,496              $         7,478
Oct-2002           $         4,510         $         5,163        $         5,113              $         6,966
Nov-2002           $         4,754         $         5,372        $         5,294              $         7,221
Dec-2002           $         4,622         $         5,234        $         5,165              $         6,995
Jan-2003           $         4,531         $         5,022        $         4,976              $         6,730
Feb-2003           $         4,541         $         5,051        $         5,035              $         6,785
Mar-2003           $         4,195         $         4,822        $         4,863              $         6,457
Apr-2003           $         4,225         $         4,784        $         4,888              $         6,469
May-2003           $         4,541         $         5,016        $         5,126              $         6,802
Jun-2003           $         5,091         $         5,386        $         5,509              $         7,320
Jul-2003           $         5,264         $         5,605        $         5,706              $         7,654
Aug-2003           $         5,865         $         6,196        $         6,289              $         8,455
Sep-2003           $         6,028         $         6,563        $         6,702              $         8,916
Oct-2003           $         6,802         $         6,864        $         6,974              $         9,466
Nov-2003           $         6,209         $         6,651        $         6,709              $         9,070
Dec-2003           $         6,689         $         7,112        $         7,160              $         9,687
Jan-2004           $         6,863         $         7,241        $         7,276              $         9,785
Feb-2004           $         6,679         $         7,220        $         7,286              $         9,730
Mar-2004           $         7,708         $         8,190        $         8,378              $        11,042
Apr-2004           $         7,564         $         7,746        $         7,946              $        10,644

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/2/95.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Equity Funds Average from November 2, 1995 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Equity Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                       12/29/00
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                            $4.3
                                   Primary Benchmark                   MSCI EAFE
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Growth Fund, which seeks total return from long-term capital appreciation through investing in equity securities of companies located in major developed regions of the world outside the U.S., rose by 9.5% (A shares, no sales charge) in the six months ended April 30, 2004. This compares with a rally of 10.9% in the MSCI EAFE Growth Index (in U.S. dollars).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Portfolio generated a significant absolute return from international growth stocks in the six months ended April 30, 2004, although it trailed the MSCI EAFE Growth Index benchmark. Relative to the index, the greatest area of underperformance was the Financial sector, where stock selection detracted. This was partially offset by positive performance in the Energy and Healthcare sectors.

   In the Financial sector, the Portfolio's underperformance was as much due to what it did not own as what it did. The Portfolio was underweight Mitsubishi Tokyo Financial Group, Japan's largest bank, which rallied in response to what appeared to be an increasingly sustainable economic recovery. If the recovery continues, it will reduce the bank's bad debt provisions and increase profitability. The Portfolio was also underweight UBS, the Swiss banking group, which reported its second best ever annual profits for 2003, supported by competitive market share gains and tight cost control. Additionally, two of the Portfolio's overweight holdings, Deutsche Boerse and Standard Chartered, trailed the sector.

   The Portfolio's Energy holdings contributed to performance, as supply and demand fundamentals appeared likely to support the high oil price for some time. The Portfolio was overweight the sector, which was the second best performing in the benchmark. The high oil price boosted holdings such as BG, ENI and Total.

   Corporate activity boosted performance in the Healthcare sector. The Portfolio owned French pharmaceutical stock Aventis, which received a takeover approach from fellow French drug maker Sanofi-Synthelabo at a premium to the stock market price. After the end of the reporting period, Sanofi-Synthelabo improved the terms of its takeover offer, which Aventis then recommended to its shareholders.

Q: HOW WAS THE FUND MANAGED?

A: Stock selection has tended to lead to the Portfolio holding stocks that stand to gain from economic recovery. Selection has focused on companies we believe to have pricing power, strong free cash flow, and reasonable valuations. The approach to valuation differentiates this Portfolio, in so far as it is unwilling to buy stocks that trade at exceptionally high valuations relative to prospective earnings growth.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                                 27.0%
Japan                                          21.8%
Switzerland                                    12.7%
Germany                                         9.8%
France                                          6.6%
The Netherlands                                 5.9%
South Korea                                     3.9%
Spain                                           1.7%
Finland                                         1.4%
Ireland                                         1.3%
Australia                                       1.3%
Italy                                           1.0%
Hong Kong                                       1.0%
Mexico                                          0.9%
Belgium                                         0.9%
Brazil                                          0.8%
Russia                                          0.8%
Taiwan                                          0.7%
China                                           0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Vodafone Group PLC
    (United Kingdom)                            4.4%

 2. GlaxoSmithKline PLC
    (United Kingdom)                            3.8%

 3. Roche Holding AG
    (Switzerland)                               3.8%

 4. Total SA (France)                           3.1%

 5. UBS AG (Switzerland)                        2.7%

 6. Royal Bank of Scotland Group PLC
    (United Kingdom)                            2.5%

 7. Schering AG (Germany)                       2.4%

 8. Canon, Inc. (Japan)                         2.4%

 9. Samsung Electronics
    Co., LTD (South Korea),
    GDR                                         2.3%

10. Compass Group PLC
    (United Kingdom)                            2.2%

Top 10 equity holdings comprised 29.6% of the Portfolio's market value of investments ($1,272,475). As of April 30, 2004, the Fund held 68 equity holdings. Portfolio holdings are subject to change at any time.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                      SINCE
                                                                  INCEPTION
                                             1 YEAR   3 YEARS    (12/29/00)
                                             ------------------------------
CLASS A SHARES

        Without Sales Charge                  32.65%    (2.24%)       (4.57%)
           With Sales Charge*                 25.07%    (4.16%)       (6.25%)
                                             ------------------------------

CLASS B SHARES

                Without CDSC                  31.97%    (2.70%)       (5.03%)
                   With CDSC**                26.97%    (3.68%)       (5.89%)

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, and 3% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/29/00 TO 04/30/04)

          JPMORGAN FLEMING INTERNATIONAL
           GROWTH FUND (CLASS A SHARES)   MSCI EAFE GROWTH INDEX  LIPPER INTERNATIONAL FUNDS INDEX
Dec-2000           $         9,425            $        10,000              $        10,000
Dec-2000           $         9,425            $        10,000              $        10,000
Jan-2001           $         9,595            $         9,972              $        10,059
Feb-2001           $         8,624            $         8,960              $         9,353
Mar-2001           $         7,907            $         8,340              $         8,695
Apr-2001           $         8,633            $         8,911              $         9,224
May-2001           $         8,275            $         8,552              $         9,001
Jun-2001           $         7,845            $         8,136              $         8,747
Jul-2001           $         7,543            $         7,939              $         8,520
Aug-2001           $         7,307            $         7,577              $         8,348
Sep-2001           $         6,429            $         6,860              $         7,438
Oct-2001           $         6,816            $         7,133              $         7,640
Nov-2001           $         7,316            $         7,500              $         7,925
Dec-2001           $         7,533            $         7,543              $         8,066
Jan-2002           $         7,137            $         7,136              $         7,740
Feb-2002           $         7,156            $         7,233              $         7,848
Mar-2002           $         7,543            $         7,508              $         8,264
Apr-2002           $         7,524            $         7,548              $         8,321
May-2002           $         7,439            $         7,563              $         8,440
Jun-2002           $         7,203            $         7,368              $         8,107
Jul-2002           $         6,438            $         6,583              $         7,298
Aug-2002           $         6,428            $         6,532              $         7,304
Sep-2002           $         5,494            $         5,964              $         6,517
Oct-2002           $         5,900            $         6,301              $         6,855
Nov-2002           $         6,325            $         6,486              $         7,180
Dec-2002           $         6,013            $         6,335              $         6,950
Jan-2003           $         5,654            $         6,022              $         6,696
Feb-2003           $         5,531            $         5,892              $         6,497
Mar-2003           $         5,418            $         5,830              $         6,338
Apr-2003           $         6,079            $         6,335              $         6,966
May-2003           $         6,522            $         6,662              $         7,413
Jun-2003           $         6,636            $         6,778              $         7,588
Jul-2003           $         6,692            $         6,867              $         7,800
Aug-2003           $         6,834            $         6,993              $         8,026
Sep-2003           $         7,013            $         7,229              $         8,187
Oct-2003           $         7,362            $         7,645              $         8,675
Nov-2003           $         7,551            $         7,824              $         8,849
Dec-2003           $         8,044            $         8,362              $         9,452
Jan-2004           $         8,224            $         8,525              $         9,655
Feb-2004           $         8,394            $         8,687              $         9,876
Mar-2004           $         8,328            $         8,694              $         9,925
Apr-2004           $         8,065            $         8,478              $         9,629

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/29/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        11/4/93
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                           $44.2
                                   Primary Benchmark                   MSCI EAFE
                                                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, rose by 15.2% (Institutional Shares) in the six months ended April 30, 2004. This compares with a rally of 13.9% in the MSCI EAFE Value Index (in U.S. dollars).

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Fund outperformed the MSCI EAFE Value Index in a strong six months for international value stocks. In particular, it benefited from owning Japanese bank stocks, many of which rallied significantly. Fund holdings in the Telecommunications and Insurance sectors also made notable contributions. Some of this outperformance was offset by stock selection in the Basic Industries and Healthcare sectors.

   Japan's bank stocks had an astonishing rally during the period in response to what appeared to be an increasingly sustainable domestic economic recovery. If the recovery continues, it will likely reduce the banks' bad debt provisions and increase profitability. The Fund had overweight holdings in UFJ Holdings and Mizuho Financial Group.

   In the Telecommunications sector, Thai cellular phone stock, Advanced Information Services, performed well as investors became increasingly optimistic about the prospects of the cellular phone industry. Singapore Telecommunications also performed well, with buoyant results from its Australian subsidiary.

   In the Insurance sector, the Fund was overweight Zurich Financial Services, the Switzerland-based insurance company, which performed well as the company's profits recovered.

   Stock selection in the Basic Industries sector detracted from relative performance. The Fund acquired a holding in Mitsui Chemicals, the Japanese chemicals company, and Arcelor, the French steel maker, shortly before the worldwide stock market correction in April.

   An overweight position in GlaxoSmithKline, the UK-headquartered pharmaceutical company, was the chief cause of weak performance in the Healthcare sector. GlaxoSmithKline's stock price has been languishing because patents are expiring on a number of its blockbuster drugs.

Q: HOW WAS THE FUND MANAGED?

A: The Fund uses a model to evaluate value stocks. This leads it to take a longer term view of a stock's investment prospects than many other stock market participants.

   During March, the Fund's benchmark was switched to MSCI EAFE Value Index from the Citigroup PMI Value EPAC Index, which rose 13.5% during the six months.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                                 25.8%
Japan                                          19.0%
France                                         13.4%
Switzerland                                     8.7%
The Netherlands                                 5.1%
Italy                                           4.4%
United States                                   3.1%
Singapore                                       2.8%
Spain                                           2.5%
Brazil                                          2.0%
Germany                                         2.0%
Ireland                                         1.8%
Hong Kong                                       1.7%
Luxembourg                                      1.6%
India                                           1.4%
Sweden                                          1.4%
South Korea                                     1.3%
Indonesia                                       1.0%
Russia                                          1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. HSBC Holdings PLC
    (United Kingdom)                            4.5%

 2. BP PLC (United Kingdom)                     4.1%

 3. ENI-Ente Nazionale
    Idrocarburi SPA (Italy)                     3.5%

 4. Royal Bank of Scotland Group PLC
    (United Kingdom)                            3.5%

 5. BNP Paribas (France)                        3.3%

 6. Total SA (France)                           2.8%

 7. Mizuho Financial
    Group, Inc. (Japan)                         2.8%

 8. Credit Suisse Group
    (Switzerland)                               2.7%

 9. Zurich Financial
    Services AG (Switzerland)                   2.7%

10. Veolia Environnement
    (France)                                    2.6%

Top 10 equity holdings comprised 32.5% of the Portfolio's market value of investments ($13,998,748). As of April 30, 2004, the Fund held 54 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       44.80%      0.38%    (1.43%)      2.60%
           With Sales Charge*      36.53%     (1.59%)   (2.59%)      2.00%
                                  ---------------------------------------

CLASS B SHARES

                Without CDSC       44.23%      0.02%    (1.65%)      2.49%
                   With CDSC**     39.23%     (0.99%)   (2.01%)      2.49%
                                  ---------------------------------------

INSTITUTIONAL SHARES               45.47%      1.02%    (0.92%)      2.98%
                                  ---------------------------------------

SELECT SHARES                      44.98%      0.56%    (1.33%)      2.66%

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

[CHART]

TEN-YEAR PERFORMANCE (04/30/94 TO 04/30/04)

           JPMORGAN FLEMING INTERNATIONAL    CITIGROUP PMI VALUE  LIPPER INTERNATIONAL
          VALUE FUND (INSTITUTIONAL SHARES)       EPAC INDEX         FUNDS INDEX        MSCI EAFE VALUE INDEX
Apr-1994           $     3,000,000             $     3,000,000       $     3,000,000      $     3,000,000
May-1994           $     3,019,800             $     2,996,700       $     2,995,500      $     3,001,541
Jun-1994           $     3,019,800             $     3,053,338       $     2,948,171      $     3,058,922
Jul-1994           $     3,053,622             $     3,087,840       $     3,038,975      $     3,090,578
Aug-1994           $     3,090,265             $     3,153,303       $     3,144,123      $     3,166,031
Sep-1994           $     2,980,252             $     3,063,118       $     3,063,005      $     3,072,831
Oct-1994           $     3,050,586             $     3,181,048       $     3,117,833      $     3,191,098
Nov-1994           $     2,906,903             $     3,016,270       $     2,972,230      $     3,028,473
Dec-1994           $     2,947,018             $     3,033,463       $     2,932,699      $     3,026,972
Jan-1995           $     2,832,969             $     2,922,438       $     2,787,237      $     2,910,800
Feb-1995           $     2,801,523             $     2,897,013       $     2,786,401      $     2,894,957
Mar-1995           $     2,932,634             $     3,090,533       $     2,859,684      $     3,074,716
Apr-1995           $     3,018,267             $     3,205,501       $     2,964,920      $     3,169,782
May-1995           $     2,958,505             $     3,179,216       $     2,993,976      $     3,130,440
Jun-1995           $     2,890,164             $     3,118,811       $     3,005,353      $     3,086,682
Jul-1995           $     3,075,423             $     3,327,147       $     3,170,648      $     3,273,844
Aug-1995           $     3,018,528             $     3,187,407       $     3,117,064      $     3,162,177
Sep-1995           $     3,044,186             $     3,262,630       $     3,169,119      $     3,216,496
Oct-1995           $     2,975,691             $     3,168,014       $     3,103,201      $     3,130,580
Nov-1995           $     3,044,132             $     3,275,093       $     3,135,474      $     3,219,263
Dec-1995           $     3,181,727             $     3,412,319       $     3,226,403      $     3,367,956
Jan-1996           $     3,219,908             $     3,405,153       $     3,302,546      $     3,393,055
Feb-1996           $     3,208,316             $     3,415,028       $     3,316,747      $     3,404,499
Mar-1996           $     3,281,466             $     3,497,330       $     3,368,488      $     3,468,148
Apr-1996           $     3,386,801             $     3,606,447       $     3,478,301      $     3,584,899
May-1996           $     3,345,820             $     3,559,202       $     3,474,475      $     3,527,179
Jun-1996           $     3,383,963             $     3,585,540       $     3,506,093      $     3,563,485
Jul-1996           $     3,269,585             $     3,490,882       $     3,387,937      $     3,470,303
Aug-1996           $     3,281,355             $     3,522,998       $     3,431,981      $     3,482,048
Sep-1996           $     3,369,296             $     3,616,710       $     3,508,857      $     3,569,786
Oct-1996           $     3,348,743             $     3,600,797       $     3,494,821      $     3,525,054
Nov-1996           $     3,468,963             $     3,747,349       $     3,659,078      $     3,694,492
Dec-1996           $     3,451,618             $     3,706,503       $     3,691,644      $     3,665,562
Jan-1997           $     3,372,231             $     3,545,641       $     3,696,443      $     3,563,900
Feb-1997           $     3,408,651             $     3,606,626       $     3,763,349      $     3,625,644
Mar-1997           $     3,438,988             $     3,633,315       $     3,783,294      $     3,630,503
Apr-1997           $     3,451,024             $     3,636,221       $     3,799,941      $     3,632,576
May-1997           $     3,643,246             $     3,907,847       $     4,014,258      $     3,892,166
Jun-1997           $     3,801,728             $     4,129,031       $     4,206,942      $     4,094,668
Jul-1997           $     3,841,266             $     4,178,992       $     4,341,985      $     4,127,637
Aug-1997           $     3,563,926             $     3,926,999       $     4,028,928      $     3,830,236
Sep-1997           $     3,743,905             $     4,142,199       $     4,287,585      $     4,003,835
Oct-1997           $     3,472,471             $     3,860,529       $     3,962,157      $     3,772,977
Nov-1997           $     3,448,164             $     3,794,514       $     3,928,875      $     3,703,326
Dec-1997           $     3,501,611             $     3,815,005       $     3,959,520      $     3,719,770
Jan-1998           $     3,628,369             $     3,995,454       $     4,055,341      $     3,891,969
Feb-1998           $     3,826,841             $     4,237,978       $     4,312,855      $     4,132,844
Mar-1998           $     3,943,942             $     4,422,330       $     4,547,043      $     4,335,975
Apr-1998           $     4,005,862             $     4,447,538       $     4,617,067      $     4,361,008
May-1998           $     4,009,067             $     4,454,654       $     4,626,301      $     4,349,525
Jun-1998           $     4,035,126             $     4,485,391       $     4,586,053      $     4,354,353
Jul-1998           $     4,044,810             $     4,524,862       $     4,656,219      $     4,424,455
Aug-1998           $     3,498,761             $     3,895,454       $     3,986,189      $     3,799,617
Sep-1998           $     3,310,177             $     3,743,142       $     3,862,219      $     3,673,598
Oct-1998           $     3,645,167             $     4,163,122       $     4,146,092      $     4,066,948
Nov-1998           $     3,824,145             $     4,376,690       $     4,353,811      $     4,287,012
Dec-1998           $     3,979,405             $     4,457,222       $     4,460,915      $     4,377,441
Jan-1999           $     3,976,222             $     4,409,529       $     4,488,126      $     4,326,985
Feb-1999           $     3,875,623             $     4,354,851       $     4,372,781      $     4,263,639
Mar-1999           $     4,046,538             $     4,599,158       $     4,518,395      $     4,561,188
Apr-1999           $     4,214,065             $     4,883,386       $     4,728,952      $     4,877,659
May-1999           $     4,019,797             $     4,619,683       $     4,553,035      $     4,591,124
Jun-1999           $     4,210,737             $     4,769,361       $     4,768,849      $     4,771,022
Jul-1999           $     4,341,691             $     4,925,319       $     4,875,194      $     4,957,012
Aug-1999           $     4,361,663             $     4,979,990       $     4,913,709      $     4,965,811
Sep-1999           $     4,378,237             $     4,999,910       $     4,929,432      $     4,988,817
Oct-1999           $     4,545,924             $     5,165,407       $     5,101,470      $     5,099,936
Nov-1999           $     4,743,671             $     5,200,532       $     5,475,407      $     5,090,167
Dec-1999           $     5,181,986             $     5,497,482       $     6,148,335      $     5,433,477
Jan-2000           $     4,897,495             $     5,014,803       $     5,788,657      $     5,045,359
Feb-2000           $     5,136,003             $     4,959,139       $     6,170,709      $     5,024,339
Mar-2000           $     5,223,829             $     5,318,181       $     6,186,753      $     5,330,420
Apr-2000           $     4,911,444             $     5,136,831       $     5,794,512      $     5,123,124
May-2000           $     4,742,982             $     5,135,290       $     5,635,163      $     5,186,118
Jun-2000           $     4,918,472             $     5,366,378       $     5,896,071      $     5,405,217
Jul-2000           $     4,742,882             $     5,162,992       $     5,705,039      $     5,281,193
Aug-2000           $     4,742,882             $     5,270,382       $     5,801,454      $     5,318,144
Sep-2000           $     4,493,407             $     5,086,446       $     5,463,229      $     5,157,517
Oct-2000           $     4,310,974             $     5,019,814       $     5,277,479      $     5,153,991
Nov-2000           $     4,107,496             $     4,882,773       $     5,054,770      $     5,003,837
Dec-2000           $     4,261,938             $     5,124,958       $     5,243,313      $     5,262,746
Jan-2001           $     4,250,431             $     5,110,096       $     5,274,248      $     5,271,523
Feb-2001           $     3,915,497             $     4,862,256       $     4,903,996      $     5,006,950
Mar-2001           $     3,642,195             $     4,549,613       $     4,559,245      $     4,685,648
Apr-2001           $     3,904,069             $     4,860,807       $     4,836,447      $     5,015,576
May-2001           $     3,792,413             $     4,742,689       $     4,719,405      $     4,862,114
Jun-2001           $     3,611,515             $     4,622,225       $     4,586,318      $     4,698,156
Jul-2001           $     3,507,503             $     4,506,207       $     4,467,074      $     4,638,840
Aug-2001           $     3,457,346             $     4,462,046       $     4,377,285      $     4,607,503
Sep-2001           $     3,126,132             $     4,002,455       $     3,900,161      $     4,113,128
Oct-2001           $     3,187,717             $     4,073,299       $     4,005,856      $     4,165,284
Nov-2001           $     3,303,112             $     4,174,317       $     4,155,274      $     4,262,107
Dec-2001           $     3,327,555             $     4,194,771       $     4,229,238      $     4,288,025
Jan-2002           $     3,178,814             $     4,004,328       $     4,058,377      $     4,063,466
Feb-2002           $     3,139,714             $     4,052,781       $     4,115,194      $     4,066,736
Mar-2002           $     3,335,318             $     4,283,789       $     4,332,888      $     4,350,510
Apr-2002           $     3,398,022             $     4,352,758       $     4,363,218      $     4,384,532
May-2002           $     3,488,070             $     4,473,329       $     4,425,612      $     4,484,142
Jun-2002           $     3,331,804             $     4,297,080       $     4,250,800      $     4,245,502
Jul-2002           $     3,011,285             $     3,893,584       $     3,826,570      $     3,859,392
Aug-2002           $     2,987,797             $     3,904,097       $     3,829,632      $     3,871,020
Sep-2002           $     2,635,834             $     3,472,304       $     3,417,180      $     3,379,759
Oct-2002           $     2,745,222             $     3,614,321       $     3,594,532      $     3,552,103
Nov-2002           $     2,866,560             $     3,784,556       $     3,764,553      $     3,770,191
Dec-2002           $     2,750,465             $     3,646,798       $     3,644,088      $     3,605,941
Jan-2003           $     2,673,452             $     3,508,584       $     3,510,714      $     3,482,774
Feb-2003           $     2,588,168             $     3,430,343       $     3,406,797      $     3,398,048
Mar-2003           $     2,503,018             $     3,344,584       $     3,323,330      $     3,301,908
Apr-2003           $     2,766,586             $     3,674,695       $     3,652,340      $     3,661,793
May-2003           $     2,920,684             $     3,899,953       $     3,886,820      $     3,914,845
Jun-2003           $     3,034,299             $     4,023,192       $     3,978,549      $     4,035,783
Jul-2003           $     3,103,178             $     4,171,648       $     4,089,949      $     4,177,731
Aug-2003           $     3,216,754             $     4,274,687       $     4,208,148      $     4,302,327
Sep-2003           $     3,269,509             $     4,393,951       $     4,292,732      $     4,422,553
Oct-2003           $     3,492,489             $     4,706,361       $     4,548,579      $     4,718,655
Nov-2003           $     3,561,291             $     4,784,957       $     4,640,005      $     4,818,358
Dec-2003           $     3,856,166             $     5,182,587       $     4,955,990      $     5,239,420
Jan-2004           $     3,966,838             $     5,278,465       $     5,062,543      $     5,286,007
Feb-2004           $     4,081,480             $     5,412,010       $     5,178,476      $     5,429,610
Mar-2004           $     4,159,436             $     5,469,919       $     5,203,850      $     5,485,980
Apr-2004           $     4,023,851             $     5,343,017       $     5,048,775      $     5,373,715

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 11/4/93 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which were lower than the expenses of the Select Share.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Value Fund, MSCI EAFE Value Index, Citigroup PMI Value EPAC Index, and Lipper International Funds Index from April 30, 1994 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Citigroup PMI Value EPAC Index consists of stocks in the Euro Pacific region of the Primary Market Index (The Primary Market Index are stocks that fall in the top 80% of each country's cumulative available capital) that have a value style. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        2/26/97
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                          $175.4
                                   Primary Benchmark             MSCI EAFE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets, rose by 10.2% (Institutional Shares) in the six months ended April 30, 2004. This compares with a rally of 12.4% in the MSCI EAFE Index (in U.S. dollars).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund rallied with the international equity markets in the six months ended April 30, 2004, although it trailed the MSCI EAFE Index benchmark. Stock selection in two sectors - Transportation & Consumer Cyclicals and Basic Industries - caused the majority of the shortfall. But this was partly offset by a strong relative contribution from Capital Market Banks, Information Technology and Telecommunications stocks.

   In the Transportation & Consumer Cyclical sector, the greatest detractor was Adecco, the Swiss human resources solutions company. Adecco announced at the beginning of 2004 that it would delay publication of 2003 results because it had uncovered accounting irregularities in its North American operations. Towards the end of April it announced a further postponement, leading to fears that it would breach a bank loan covenant. Also in the sector, Cathay Pacific, the Hong Kong-based airline, underperformed with worries regarding higher fuel prices and slower growth in China.

   In Basic Materials, POSCO, the Korean steel company, and Ciba Specialty Chemicals, the Swiss chemicals company, both rose in price but even so trailed a strong sector performance. In the case of POSCO, the position was added to at what proved to be a short-term peak for the stock price.

   There was strong relative performance among Capital Markets Bank stocks. Aiful, the Japanese consumer finance company, experienced its stock price rise by more than 50% as the Japanese economy appeared to be in a sustainable recovery. Man Group, the hedge fund manager, performed well due to rapid growth in assets under management.

   Both the Information Technology and Telecommunications sectors contributed. In Information Technology, Kyocera, the diversified Japanese technology company, performed well as recovery brought rising demand for its products. In Telecommunications, Advanced Information Technology, the Thai cellular phone company, performed well as investors anticipated revenue growth.

Q: HOW WAS THE FUND MANAGED?

A: In line with a belief that the global economy will continue to recover, stock selection has led the Portfolio to have a bias towards high quality companies with operational leverage to the global economy. As always, use of the Dividend Discount Rate model to evaluate stocks causes the Fund to take a longer term view of a stock's prospects.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                                 23.7%
Japan                                          18.8%
France                                         12.0%
Switzerland                                    10.8%
The Netherlands                                 5.0%
Germany                                         4.1%
Hong Kong                                       4.0%
South Korea                                     3.3%
Sweden                                          3.2%
India                                           2.4%
Singapore                                       2.2%
Taiwan                                          1.7%
Australia                                       1.6%
Spain                                           1.5%
Brazil                                          1.2%
Russia                                          1.0%
Finland                                         0.7%
Ireland                                         0.7%
Italy                                           0.7%
United States                                   0.5%
Thailand                                        0.4%
Indonesia                                       0.3%
Greece                                          0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Royal Bank of Scotland
    Group PLC (United Kingdom)                  4.0%

 2. Vodafone Group PLC
    (United Kingdom)                            3.8%

 3. BNP Paribas (France)                        2.8%

 4. HSBC Holdings PLC
    (United Kingdom)                            2.7%

 5. Total SA (France)                           2.7%

 6. Zurich Financial Services AG
    (Switzerland)                               2.7%

 7. Fujitsu LTD (Japan)                         2.2%

 8. Daiwa Securities Group, Inc.
    (Japan)                                     2.0%

 9. Diageo PLC
    (United Kingdom)                            2.0%

10. AstraZeneca PLC
    (United Kingdom)                            2.0%

Top 10 equity holdings comprised 26.9% of the Portfolio's market value of investments ($46,850,836). As of April 30, 2004, the Fund held 88 equity holdings. Portfolio holdings are subject to change at any time.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                    SINCE
                                                                INCEPTION
                                  1 YEAR    3 YEARS   5 YEARS   (2/26/97)
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       36.39%    (1.19%)    (1.16%)      1.15%
           With Sales Charge*      28.48%    (3.12%)    (2.33%)      0.32%
                                  ---------------------------------------
CLASS B SHARES

                Without CDSC       35.75%    (1.60%)    (1.41%)      0.97%
                   With CDSC**     30.75%    (2.58%)    (1.78%)      0.97%
                                  ---------------------------------------

INSTITUTIONAL SHARES               37.85%    (0.14%)    (0.42%)      1.72%
                                  ---------------------------------------

SELECT SHARES                      37.38%    (0.53%)    (0.77%)      1.43%

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (02/26/97 TO 04/30/04)

                 JPMORGAN FLEMING INTERNATIONAL
            OPPORTUNITIES FUND (INSTITUTIONAL SHARES)    MSCI EAFE INDEX       LIPPER INTERNATIONAL FUNDS INDEX
Feb-1997                 $ 3,000,000                       $ 3,000,000                    $ 3,000,000
Feb-1997                 $ 2,988,000                       $ 3,000,000                    $ 3,000,000
Mar-1997                 $ 3,002,940                       $ 3,010,800                    $ 3,015,900
Apr-1997                 $ 3,023,961                       $ 3,026,757                    $ 3,029,170
May-1997                 $ 3,140,988                       $ 3,223,799                    $ 3,200,015
Jun-1997                 $ 3,284,845                       $ 3,401,430                    $ 3,353,616
Jul-1997                 $ 3,374,850                       $ 3,456,534                    $ 3,461,267
Aug-1997                 $ 3,137,935                       $ 3,198,331                    $ 3,211,710
Sep-1997                 $ 3,314,915                       $ 3,377,437                    $ 3,417,901
Oct-1997                 $ 3,008,948                       $ 3,117,712                    $ 3,158,483
Nov-1997                 $ 2,981,868                       $ 3,085,912                    $ 3,131,951
Dec-1997                 $ 3,052,240                       $ 3,112,759                    $ 3,156,381
Jan-1998                 $ 3,091,614                       $ 3,255,012                    $ 3,232,765
Feb-1998                 $ 3,263,817                       $ 3,463,984                    $ 3,438,046
Mar-1998                 $ 3,408,730                       $ 3,570,675                    $ 3,624,731
Apr-1998                 $ 3,444,863                       $ 3,598,883                    $ 3,680,552
May-1998                 $ 3,351,162                       $ 3,581,248                    $ 3,687,913
Jun-1998                 $ 3,299,890                       $ 3,608,466                    $ 3,655,829
Jul-1998                 $ 3,312,099                       $ 3,644,911                    $ 3,711,763
Aug-1998                 $ 2,722,877                       $ 3,193,307                    $ 3,177,640
Sep-1998                 $ 2,595,718                       $ 3,095,272                    $ 3,078,816
Oct-1998                 $ 2,922,779                       $ 3,417,800                    $ 3,305,108
Nov-1998                 $ 3,062,195                       $ 3,592,791                    $ 3,470,694
Dec-1998                 $ 3,169,066                       $ 3,734,347                    $ 3,556,073
Jan-1999                 $ 3,196,954                       $ 3,723,144                    $ 3,577,766
Feb-1999                 $ 3,100,406                       $ 3,634,533                    $ 3,485,817
Mar-1999                 $ 3,293,251                       $ 3,786,093                    $ 3,601,895
Apr-1999                 $ 3,461,207                       $ 3,939,430                    $ 3,769,743
May-1999                 $ 3,361,524                       $ 3,736,549                    $ 3,629,508
Jun-1999                 $ 3,557,501                       $ 3,882,275                    $ 3,801,547
Jul-1999                 $ 3,674,899                       $ 3,997,578                    $ 3,886,322
Aug-1999                 $ 3,712,382                       $ 4,012,369                    $ 3,917,024
Sep-1999                 $ 3,749,878                       $ 4,052,894                    $ 3,929,558
Oct-1999                 $ 3,849,999                       $ 4,204,878                    $ 4,066,700
Nov-1999                 $ 4,037,494                       $ 4,350,787                    $ 4,364,789
Dec-1999                 $ 4,432,765                       $ 4,741,488                    $ 4,901,221
Jan-2000                 $ 4,157,047                       $ 4,440,403                    $ 4,614,500
Feb-2000                 $ 4,293,398                       $ 4,559,850                    $ 4,919,057
Mar-2000                 $ 4,325,169                       $ 4,736,772                    $ 4,931,846
Apr-2000                 $ 4,134,862                       $ 4,487,618                    $ 4,619,167
May-2000                 $ 4,071,598                       $ 4,378,120                    $ 4,492,140
Jun-2000                 $ 4,267,849                       $ 4,549,305                    $ 4,700,126
Jul-2000                 $ 4,141,094                       $ 4,358,689                    $ 4,547,842
Aug-2000                 $ 4,210,665                       $ 4,396,609                    $ 4,624,701
Sep-2000                 $ 3,985,394                       $ 4,182,494                    $ 4,355,081
Oct-2000                 $ 3,814,022                       $ 4,083,788                    $ 4,207,008
Nov-2000                 $ 3,611,116                       $ 3,930,646                    $ 4,029,472
Dec-2000                 $ 3,713,672                       $ 4,070,183                    $ 4,179,772
Jan-2001                 $ 3,726,670                       $ 4,068,148                    $ 4,204,432
Feb-2001                 $ 3,441,580                       $ 3,763,037                    $ 3,909,281
Mar-2001                 $ 3,169,695                       $ 3,512,043                    $ 3,634,459
Apr-2001                 $ 3,402,667                       $ 3,756,130                    $ 3,855,434
May-2001                 $ 3,383,272                       $ 3,623,538                    $ 3,762,132
Jun-2001                 $ 3,273,316                       $ 3,475,336                    $ 3,656,040
Jul-2001                 $ 3,129,617                       $ 3,412,084                    $ 3,560,983
Aug-2001                 $ 3,113,343                       $ 3,325,759                    $ 3,489,407
Sep-2001                 $ 2,742,855                       $ 2,988,859                    $ 3,109,062
Oct-2001                 $ 2,807,861                       $ 3,065,374                    $ 3,193,317
Nov-2001                 $ 2,957,239                       $ 3,178,486                    $ 3,312,428
Dec-2001                 $ 3,005,738                       $ 3,197,240                    $ 3,371,389
Jan-2002                 $ 2,851,243                       $ 3,027,466                    $ 3,235,185
Feb-2002                 $ 2,851,243                       $ 3,048,658                    $ 3,280,478
Mar-2002                 $ 3,008,917                       $ 3,213,591                    $ 3,454,015
Apr-2002                 $ 3,045,024                       $ 3,234,800                    $ 3,478,193
May-2002                 $ 3,097,703                       $ 3,275,882                    $ 3,527,931
Jun-2002                 $ 2,933,524                       $ 3,145,502                    $ 3,388,578
Jul-2002                 $ 2,641,052                       $ 2,835,041                    $ 3,050,398
Aug-2002                 $ 2,670,632                       $ 2,828,521                    $ 3,052,838
Sep-2002                 $ 2,348,821                       $ 2,524,738                    $ 2,724,048
Oct-2002                 $ 2,480,120                       $ 2,660,316                    $ 2,865,426
Nov-2002                 $ 2,611,566                       $ 2,781,094                    $ 3,000,960
Dec-2002                 $ 2,487,778                       $ 2,687,650                    $ 2,904,930
Jan-2003                 $ 2,364,882                       $ 2,575,575                    $ 2,798,609
Feb-2003                 $ 2,305,050                       $ 2,516,594                    $ 2,715,770
Mar-2003                 $ 2,235,207                       $ 2,467,269                    $ 2,649,234
Apr-2003                 $ 2,457,834                       $ 2,709,061                    $ 2,911,508
May-2003                 $ 2,610,711                       $ 2,873,230                    $ 3,098,427
Jun-2003                 $ 2,670,496                       $ 2,942,762                    $ 3,171,550
Jul-2003                 $ 2,740,196                       $ 3,013,977                    $ 3,260,353
Aug-2003                 $ 2,813,360                       $ 3,086,614                    $ 3,354,577
Sep-2003                 $ 2,889,883                       $ 3,181,682                    $ 3,422,004
Oct-2003                 $ 3,075,991                       $ 3,379,900                    $ 3,625,956
Nov-2003                 $ 3,135,666                       $ 3,454,934                    $ 3,698,838
Dec-2003                 $ 3,357,671                       $ 3,724,765                    $ 3,950,729
Jan-2004                 $ 3,463,437                       $ 3,777,284                    $ 4,035,669
Feb-2004                 $ 3,542,057                       $ 3,864,539                    $ 4,128,086
Mar-2004                 $ 3,559,059                       $ 3,886,180                    $ 4,148,314
Apr-2004                 $ 3,389,627                       $ 3,798,353                    $ 4,024,694

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 2/26/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional International Opportunities Fund, which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming International Opportunities Fund, MSCI EAFE Index and Lipper International Funds Index from February 26, 1997 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the worlds equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                       11/15/93
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                           $72.0
                                   Primary Benchmark               MSCI EMERGING
                                                                  MARKETS EQUITY
                                                                      FREE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Emerging Markets Equity Fund, which seeks to provide high total returns from a portfolio of equity securities from emerging markets issuers, rose by 12.6% (Institutional Shares) in the six months ended April 30, 2004. This compares with a rally of 9.4% in the MSCI Emerging Markets Equity Free Index (in U.S. dollars).

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The Portfolio outperformed its MSCI Emerging Markets Equity Free Index benchmark in six months that was characterized by two distinct periods. At the end of 2003, when commodity stocks rallied to high levels, the Portfolio trailed its benchmark. But when investors switched to more defensive stocks in 2004, it outperformed by a substantial margin.

   Russia was one of the best performing markets across the six months as high oil prices stoked the domestic economy. The Portfolio was overweight the country, and benefited from holding some leading stocks. Two cellular phone holdings, Mobil Telesystems and VimpelCom, are experiencing rapid growth. Another strong performer was KT&G, the Korean tobacco company.

   Holdings in China also made a contribution to returns relative to the benchmark. The Portfolio benefited from being underweight China, which was one of the worst performing emerging markets over the six months. The negative stance on China followed company visits that indicated the economy was overheating. Late in the period, the Chinese government indicated it would take action to slow the economy.

   From a negative perspective, the greatest detractor from performance was Brazil, where the Portfolio was overweight. Fears of a rising interest rate environment, and of the impact a Chinese slowdown would have on the country's iron and steel exporters, damaged market sentiment. At the stock level, Unibanco, Brazil's third largest bank, was down more than 10% in the period.

   Elsewhere, two of the holdings that detracted most were Reliance Industries, the Indian conglomerate, and Impala Platinum, the South African metals company. Nervousness regarding India's forthcoming parliamentary elections buffeted Reliance, and the Portfolio was unfortunate in the timing of buy and sell decisions. Impala Platinum corrected in sympathy with lower metal prices.

Q: HOW WAS THE FUND MANAGED?

A: The Portfolio has become increasingly concentrated during the period in order to increase the impact of stock selection. The number of holdings has been reduced from more than 100 to a range of 40 to 70. As a result, the potential for outperformance has increased, as has the tracking error against the benchmark.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                               21.8%
Brazil                                    14.5%
Taiwan                                    11.3%
South Africa                              10.8%
Indonesia                                  6.7%
Mexico                                     5.5%
Russia                                     4.5%
Egypt                                      3.4%
India                                      3.3%
Turkey                                     3.2%
Philippines                                3.0%
China                                      2.6%
Argentina                                  2.5%
Hungary                                    2.3%
Malaysia                                   2.1%
Chile                                      2.0%
Poland                                     0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Samsung Electronics
    Co., LTD (South Korea)                  8.2%

 2. Orascom Telecom
    Holding SAE
    (Egypt)                                 3.3%

 3. Telekomunikasi
    Indonesia TBK PT
    (Indonesia), ADR                        3.1%

 4. Petroleo Brasileiro SA
    (Brazil), ADR                           3.1%

 5. SM Prime Holdings, Inc.
    (Philippines)                           3.0%

 6. Reliance Industries LTD
    (India), GDR, #                         2.8%

 7. SK Telecom Co., LTD
    (South Korea), ADR                      2.7%

 8. Steinhoff International
    Holdings LTD
    (South Africa)                          2.7%

 9. Cia de Bebidas das Americas
    (Brazil), ADR                           2.6%

10. PICC Property & Casualty
    Co., LTD (China), Class H               2.6%

Top 10 equity holdings comprised 34.1% of the Portfolio's market value of investments ($24,135,597). As of April 30, 2004, the Fund held 48 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                  1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       56.13%     11.03%     4.32%      (0.62%)
           With Sales Charge*      47.12%      8.85%     3.10%      (1.20%)
                                  ---------------------------------------

CLASS B SHARES

                Without CDSC       55.37%     10.64%     4.10%      (0.72%)
                   With CDSC**     50.37%      9.81%     3.75%      (0.72%)
                                  ---------------------------------------

INSTITUTIONAL SHARES               57.16%     11.69%     4.85%      (0.23%)
                                  ---------------------------------------

SELECT SHARES                      56.53%     11.26%     4.45%      (0.56%)

 * Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

TEN-YEAR PERFORMANCE (04/30/94 TO 04/30/04)

           JPMORGAN FLEMING EMERGING MARKETS
           EQUITY FUND (INSTITUTIONAL SHARES)   MSCI EMERGING MARKETS EQUITY FREE INDEX  LIPPER EMERGING MARKET EQUITY FUNDS AVERAGE
Apr-1994              $ 3,057,900                             $ 3,102,600                               $ 3,057,900
Jun-1994              $ 2,983,593                             $ 3,016,968                               $ 2,949,345
Jul-1994              $ 3,129,491                             $ 3,204,624                               $ 3,118,932
Aug-1994              $ 3,418,343                             $ 3,602,317                               $ 3,406,185
Sep-1994              $ 3,492,521                             $ 3,643,384                               $ 3,436,160
Oct-1994              $ 3,432,100                             $ 3,577,803                               $ 3,365,375
Nov-1994              $ 3,299,964                             $ 3,391,757                               $ 3,219,654
Dec-1994              $ 3,009,237                             $ 3,119,399                               $ 2,999,108
Jan-1995              $ 2,642,411                             $ 2,787,495                               $ 2,723,790
Feb-1995              $ 2,572,388                             $ 2,716,135                               $ 2,681,571
Mar-1995              $ 2,628,466                             $ 2,733,518                               $ 2,705,437
Apr-1995              $ 2,718,096                             $ 2,856,253                               $ 2,820,148
May-1995              $ 2,830,082                             $ 3,008,206                               $ 2,962,283
Jun-1995              $ 2,843,949                             $ 3,017,231                               $ 2,970,577
Jul-1995              $ 2,958,845                             $ 3,084,817                               $ 3,086,430
Aug-1995              $ 2,877,772                             $ 3,012,015                               $ 3,027,788
Sep-1995              $ 2,849,858                             $ 2,997,859                               $ 3,033,843
Oct-1995              $ 2,718,195                             $ 2,883,041                               $ 2,903,388
Nov-1995              $ 2,636,921                             $ 2,831,722                               $ 2,859,257
Dec-1995              $ 2,717,874                             $ 2,957,451                               $ 2,953,326
Jan-1996              $ 2,926,607                             $ 3,167,726                               $ 3,212,333
Feb-1996              $ 2,912,559                             $ 3,117,359                               $ 3,195,950
Mar-1996              $ 2,949,257                             $ 3,141,674                               $ 3,217,682
Apr-1996              $ 3,045,108                             $ 3,267,341                               $ 3,366,661
May-1996              $ 3,067,642                             $ 3,252,638                               $ 3,415,814
Jun-1996              $ 3,076,231                             $ 3,272,805                               $ 3,440,750
Jul-1996              $ 2,929,495                             $ 3,049,272                               $ 3,242,219
Aug-1996              $ 2,994,530                             $ 3,127,333                               $ 3,339,485
Sep-1996              $ 2,980,456                             $ 3,154,541                               $ 3,364,197
Oct-1996              $ 2,898,493                             $ 3,070,315                               $ 3,280,765
Nov-1996              $ 2,932,405                             $ 3,121,896                               $ 3,364,097
Dec-1996              $ 2,958,211                             $ 3,135,945                               $ 3,423,305
Jan-1997              $ 3,197,234                             $ 3,349,816                               $ 3,702,646
Feb-1997              $ 3,285,478                             $ 3,493,188                               $ 3,834,831
Mar-1997              $ 3,276,935                             $ 3,401,317                               $ 3,750,465
Apr-1997              $ 3,259,895                             $ 3,407,440                               $ 3,788,719
May-1997              $ 3,376,600                             $ 3,504,893                               $ 3,963,379
Jun-1997              $ 3,547,456                             $ 3,692,404                               $ 4,194,444
Jul-1997              $ 3,664,167                             $ 3,747,421                               $ 4,342,089
Aug-1997              $ 3,282,727                             $ 3,270,374                               $ 3,969,103
Sep-1997              $ 3,408,127                             $ 3,360,964                               $ 4,137,393
Oct-1997              $ 2,807,274                             $ 2,809,430                               $ 3,503,131
Nov-1997              $ 2,727,548                             $ 2,706,885                               $ 3,372,114
Dec-1997              $ 2,730,003                             $ 2,772,121                               $ 3,432,475
Jan-1998              $ 2,528,255                             $ 2,554,787                               $ 3,191,858
Feb-1998              $ 2,687,283                             $ 2,821,507                               $ 3,481,360
Mar-1998              $ 2,815,735                             $ 2,943,960                               $ 3,614,000
Apr-1998              $ 2,840,232                             $ 2,911,871                               $ 3,641,105
May-1998              $ 2,430,670                             $ 2,512,945                               $ 3,173,951
Jun-1998              $ 2,152,359                             $ 2,249,337                               $ 2,880,043
Jul-1998              $ 2,227,261                             $ 2,320,641                               $ 2,969,900
Aug-1998              $ 1,593,160                             $ 1,649,744                               $ 2,139,219
Sep-1998              $ 1,651,310                             $ 1,754,337                               $ 2,196,336
Oct-1998              $ 1,810,661                             $ 1,939,069                               $ 2,387,857
Nov-1998              $ 1,908,618                             $ 2,100,400                               $ 2,538,531
Dec-1998              $ 1,901,938                             $ 2,069,944                               $ 2,504,260
Jan-1999              $ 1,851,536                             $ 2,036,618                               $ 2,455,427
Feb-1999              $ 1,818,024                             $ 2,056,373                               $ 2,438,239
Mar-1999              $ 2,026,006                             $ 2,327,403                               $ 2,704,008
Apr-1999              $ 2,314,509                             $ 2,615,303                               $ 3,067,967
May-1999              $ 2,284,420                             $ 2,600,134                               $ 3,036,980
Jun-1999              $ 2,505,780                             $ 2,895,249                               $ 3,404,151
Jul-1999              $ 2,455,414                             $ 2,816,498                               $ 3,319,728
Aug-1999              $ 2,465,481                             $ 2,842,128                               $ 3,279,228
Sep-1999              $ 2,408,529                             $ 2,746,064                               $ 3,158,224
Oct-1999              $ 2,422,017                             $ 2,804,556                               $ 3,271,605
Nov-1999              $ 2,633,459                             $ 3,056,124                               $ 3,627,555
Dec-1999              $ 3,032,164                             $ 3,444,863                               $ 4,291,035
Jan-2000              $ 2,988,198                             $ 3,465,532                               $ 4,254,561
Feb-2000              $ 2,967,878                             $ 3,511,277                               $ 4,442,187
Mar-2000              $ 2,961,052                             $ 3,528,483                               $ 4,488,830
Apr-2000              $ 2,728,017                             $ 3,193,983                               $ 4,004,037
May-2000              $ 2,630,081                             $ 3,062,071                               $ 3,770,201
Jun-2000              $ 2,775,262                             $ 3,169,856                               $ 3,954,564
Jul-2000              $ 2,643,715                             $ 3,006,925                               $ 3,771,072
Aug-2000              $ 2,680,727                             $ 3,021,659                               $ 3,852,527
Sep-2000              $ 2,447,771                             $ 2,757,868                               $ 3,459,184
Oct-2000              $ 2,255,377                             $ 2,557,923                               $ 3,208,739
Nov-2000              $ 2,032,545                             $ 2,334,360                               $ 2,906,476
Dec-2000              $ 2,115,473                             $ 2,390,619                               $ 3,007,331
Jan-2001              $ 2,399,370                             $ 2,719,807                               $ 3,368,511
Feb-2001              $ 2,230,454                             $ 2,506,846                               $ 3,107,788
Mar-2001              $ 2,017,446                             $ 2,260,674                               $ 2,821,561
Apr-2001              $ 2,105,406                             $ 2,372,351                               $ 2,984,647
May-2001              $ 2,169,621                             $ 2,400,582                               $ 3,071,202
Jun-2001              $ 2,122,324                             $ 2,351,370                               $ 3,015,613
Jul-2001              $ 1,966,969                             $ 2,202,763                               $ 2,816,281
Aug-2001              $ 1,943,366                             $ 2,180,956                               $ 2,759,392
Sep-2001              $ 1,652,638                             $ 1,843,344                               $ 2,371,422
Oct-2001              $ 1,737,088                             $ 1,957,816                               $ 2,513,944
Nov-2001              $ 1,916,182                             $ 2,162,212                               $ 2,766,093
Dec-2001              $ 2,028,470                             $ 2,333,891                               $ 2,940,080
Jan-2002              $ 2,117,114                             $ 2,413,010                               $ 3,057,977
Feb-2002              $ 2,157,975                             $ 2,452,584                               $ 3,123,418
Mar-2002              $ 2,253,357                             $ 2,600,229                               $ 3,303,014
Apr-2002              $ 2,277,243                             $ 2,617,131                               $ 3,333,732
May-2002              $ 2,246,500                             $ 2,575,518                               $ 3,304,062
Jun-2002              $ 2,065,881                             $ 2,382,354                               $ 3,062,535
Jul-2002              $ 1,874,994                             $ 2,201,057                               $ 2,836,214
Aug-2002              $ 1,898,806                             $ 2,234,953                               $ 2,856,067
Sep-2002              $ 1,711,394                             $ 1,993,802                               $ 2,576,744
Oct-2002              $ 1,789,776                             $ 2,123,200                               $ 2,695,017
Nov-2002              $ 1,909,154                             $ 2,269,276                               $ 2,862,647
Dec-2002              $ 1,849,207                             $ 2,193,936                               $ 2,791,080
Jan-2003              $ 1,849,207                             $ 2,184,283                               $ 2,767,915
Feb-2003              $ 1,790,957                             $ 2,125,307                               $ 2,712,833
Mar-2003              $ 1,708,573                             $ 2,064,948                               $ 2,622,767
Apr-2003              $ 1,866,445                             $ 2,248,935                               $ 2,866,422
May-2003              $ 2,013,894                             $ 2,410,409                               $ 3,079,111
Jun-2003              $ 2,120,227                             $ 2,547,802                               $ 3,223,829
Jul-2003              $ 2,267,795                             $ 2,707,294                               $ 3,386,954
Aug-2003              $ 2,408,399                             $ 2,888,954                               $ 3,614,896
Sep-2003              $ 2,411,770                             $ 2,910,043                               $ 3,675,265
Oct-2003              $ 2,603,988                             $ 3,157,688                               $ 3,967,816
Nov-2003              $ 2,607,374                             $ 3,196,527                               $ 4,017,414
Dec-2003              $ 2,790,411                             $ 3,428,276                               $ 4,338,807
Jan-2004              $ 2,946,953                             $ 3,549,979                               $ 4,472,009
Feb-2004              $ 3,082,513                             $ 3,713,633                               $ 4,673,249
Mar-2004              $ 3,169,440                             $ 3,761,168                               $ 4,729,328
Apr-2004              $ 2,932,952                             $ 3,453,504                               $ 4,360,440

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and is not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/15/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Emerging Markets Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Emerging Markets Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A and B Shares prior to 9/28/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Emerging Markets Equity Fund, MSCI Emerging Markets Equity Free Index and Lipper Emerging Markets Equity Funds Average from April 30, 1994 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Emerging Markets Equity Free Index is a replica (or model) of the world's emerging market equity markets. The Lipper Emerging Market Equity Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING ASIA EQUITY FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                        11/1/01
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                           $48.8
                                   Primary Benchmark            MSCI ALL COUNTRY
                                                                   FAR EAST FREE
                                                                INDEX (EX-JAPAN)

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Asia Equity Fund, which seeks total return from long-term capital growth by investing in equity securities of foreign companies located throughout the Asian region with the exception of Japan, declined by 0.2% (A shares, no sales charge) in the six months to April 30, 2004. This compares with a rise of 6.0% in the MSCI All Country Far East Free Index (ex-Japan) (in U.S. dollars).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Portfolio trailed its MSCI All Country Far East Free Index (ex-Japan) benchmark in six months that was characterized by two distinct periods. While the high growth markets of China and Southeast Asia rallied at the end of 2003, come 2004 investors turned more defensive. This was apparent in the superior performance of both the more mature economies such as South Korea, Taiwan and Malaysia, and the more defensive stocks. The Portfolio's shortfall against the Index was the result of a low exposure to both the mature economies and the defensive stocks.

   Across the six months as a whole, China was one of the worst performing markets as investors worried that government actions to curb an overheating economy would drastically curtail growth. The Portfolio was overweight the country, and owned a number of stocks that were particularly exposed to the switch in market sentiment. These included CITIC International Financial, New World China Land, and Aluminum Corporation of China.

   South Korea, by contrast, was one of the leading regional markets, as nervous investors sought out the comparative stability of its economy and large companies, combined with its low stock valuations. But the Portfolio's holdings in the country were partly geared to the theme of China-led regional growth, and suffered accordingly. Hyundai Heavy Industries, the shipbuilding to construction equipment company, suffered from fears of a regional deceleration in growth. Another holding, Ssangyong Motor Company, the country's fourth largest automaker, faced uncertainty as talks over its sale to a Chinese company ran into difficulty.

   Strong performance from small capitalization stocks in the early part of the six months made a positive contribution, making up some ground against the Index. Thai shipping stock, Thorsen Thai Agencies, performed well, as did Taiwanese shipping company, U-Ming Marine Transport Corporation.

   In Taiwan, the Portfolio also benefited from not owning, or being underweight, some of the traditional technology companies, where stock prices fell significantly. Among others, the Portfolio was underweight Taiwan Semiconductor, did not own Austek Computer, and did not own Realtek Semiconductor.

Q: HOW WAS THE FUND MANAGED?

A: As investors' appetite for risk diminished over the period, so the Portfolio reduced its exposure to the higher risk markets of China, India and Southeast Asia.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

South Korea                               26.1%
Hong Kong                                 20.8%
Taiwan                                    19.3%
Malaysia                                   7.2%
Thailand                                   6.6%
Singapore                                  6.3%
Indonesia                                  5.8%
China                                      4.3%
India                                      3.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Samsung Electronics
    Co., LTD (South Korea)                 9.7%

 2. POSCO (South Korea)                    2.7%

 3. Hana Bank (South Korea)                2.6%

 4. Commerce Asset Holdings
    BHD (Malaysia)                         2.5%

 5. Cathay Financial Holding
    Co., LTD (Taiwan)                      2.4%

 6. Cheung Kong Holdings LTD
    (Hong Kong)                            2.4%

 7. Sun Hung Kai Properties
    LTD (Hong Kong)                        2.3%

 8. Taiwan Semiconductor
    Manufacturing Co., LTD
    (Taiwan)                               2.3%

 9. China Mobile Hong Kong
    LTD (Hong Kong)                        2.2%

10. MediaTek, Inc. (Taiwan)                2.0%

Top 10 equity holdings comprised 31.1% of the Portfolio's market value of investments ($14,602,186). As of April 30, 2004, the Fund held 70 equity holdings. Portfolio holdings are subject to change at any time.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                             SINCE
                                                          INCEPTION
                                       1 YEAR            (11/01/01)
                                       ----------------------------
CLASS A SHARES

          Without Sales Charge         43.28%                  6.89%
             With Sales Charge*        35.08%                  4.37%
                                       ----------------------------

INSTITUTIONAL SHARES                   43.84%                  7.19%
                                       ----------------------------

SELECT SHARES                          43.60%                  7.09%

* Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (11/01/01 TO 04/30/04)

               JPMORGAN FLEMING ASIA EQUITY FUND  MSCI ALL COUNTRY FAR EAST
                       (CLASS A SHARES)             FREE INDEX (EX-JAPAN)      LIPPER PACIFIC REGION FUNDS INDEX (EX-JAPAN)
Nov-2001                    $  9,425                      $ 10,000                                 $ 10,000
Nov-2001                    $  9,689                      $ 10,000                                 $ 10,000
Dec-2001                    $  9,921                      $ 10,906                                 $ 10,661
Jan-2002                    $  9,878                      $ 11,354                                 $ 11,083
Feb-2002                    $ 10,003                      $ 11,386                                 $ 11,208
Mar-2002                    $ 10,455                      $ 12,218                                 $ 11,954
Apr-2002                    $ 10,399                      $ 12,393                                 $ 12,039
May-2002                    $ 10,543                      $ 12,153                                 $ 11,980
Jun-2002                    $  9,966                      $ 11,500                                 $ 11,378
Jul-2002                    $  9,382                      $ 11,081                                 $ 10,869
Aug-2002                    $  9,174                      $ 10,838                                 $ 10,607
Sep-2002                    $  8,319                      $  9,605                                 $  9,442
Oct-2002                    $  8,602                      $ 10,119                                 $  9,697
Nov-2002                    $  8,891                      $ 10,630                                 $ 10,329
Dec-2002                    $  8,338                      $  9,900                                 $  9,736
Jan-2003                    $  8,451                      $ 10,017                                 $  9,806
Feb-2003                    $  7,986                      $  9,578                                 $  9,404
Mar-2003                    $  7,583                      $  9,141                                 $  8,966
Apr-2003                    $  7,765                      $  9,476                                 $  9,435
May-2003                    $  8,468                      $ 10,297                                 $ 10,278
Jun-2003                    $  9,009                      $ 10,898                                 $ 10,913
Jul-2003                    $  9,693                      $ 11,837                                 $ 11,697
Aug-2003                    $ 10,316                      $ 12,706                                 $ 12,524
Sep-2003                    $ 10,277                      $ 12,765                                 $ 12,683
Oct-2003                    $ 11,145                      $ 13,846                                 $ 13,707
Nov-2003                    $ 10,950                      $ 13,638                                 $ 13,600
Dec-2003                    $ 11,581                      $ 14,351                                 $ 14,612
Jan-2004                    $ 12,270                      $ 15,324                                 $ 15,204
Feb-2004                    $ 12,757                      $ 15,896                                 $ 15,680
Mar-2004                    $ 12,112                      $ 15,584                                 $ 15,377
Apr-2004                    $ 11,128                      $ 14,679                                 $ 14,673

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 11/1/01.

Class A Shares were introduced on 11/1/01.

Returns for the Institutional and Select Shares prior to 6/28/02 (offering date of the Institutional and Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Fleming Asia Equity Fund, MSCI All Country Far East Free Index (ex-Japan) and Lipper Pacific Region Funds Index (ex-Japan) from November 1, 2001 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country Far East Free Index (ex-Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region Funds Index (ex-Japan) represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                   FUND FACTS
                                   Fund Inception                         1/1/97
                                   Fiscal Year End                    OCTOBER 31
                                   Net Assets as of 4/30/2004
                                   (In Millions)                        $1,069.5
                                   Primary Benchmark             MSCI EAFE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Fleming International Equity Fund, which seeks total return from long-term capital growth & income through investing in foreign equities, rose by 10.9% (Select Shares) in the six months ended April 30, 2004. This compares with a rally of 12.4% in the MSCI EAFE Index (in U.S. dollars).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund rallied with the international equity markets in the six months ended April 30, 2004, although it trailed the MSCI EAFE Index benchmark. The rise in the Yen caused some of the Portfolio's Japanese Consumer Discretionary stocks to underperform the sector's strong appreciation. At the same time, the Portfolio added value in a number of sectors, particularly Energy and Healthcare.

   In the Consumer Discretionary sector, Fuji Photo Film was the greatest detractor from relative performance. In addition to concerns regarding Yen strength, investors worried about the company's move from generating its profits in analog film and photography to digital. Fuji Photo Film appears to have a solid strategy, but there is fierce competition and investors are concerned that margins may not be as good as they have been in analog. The Yen caused Honda Motor Company's profits for the fourth quarter of its fiscal year to drop -36.5%, as it translated overseas earnings back into Yen. The company predicted that currency issues would lead to a fall in profits during the current fiscal year.

   In the Financial sector, the Portfolio suffered from not owning Japanese bank stocks.

   These stocks had an astonishing rally during the period, with many rising more than 40% in response to what appeared to be an increasingly sustainable economic recovery. If the recovery continues, it will likely reduce the bank's bad debt provisions and increase profitability.

   The greatest area of relative strength was the Energy sector, where not owning Royal Dutch/Shell benefited the Portfolio. The oil giant revealed that it had substantially overstated reserves over several years. Additionally, the Portfolio was overweight the sector, which benefited from high oil prices.

   Performance in the Healthcare sector was also positive as the Portfolio owned French pharmaceutical stock Aventis, which received a takeover approach from fellow French drug maker Sanofi-Synthelabo.

Q: HOW WAS THE FUND MANAGED?

A: The Portfolio was broadly positioned to take advantage of economic recovery at the stock level. Within this context, stock selection focused on companies with pricing power, strong free cash flow, and reasonable valuations. This led us to be overweight Industrial and Energy stocks, but underweight the stocks where valuations are discounting a rapid reflation of Japan's economy, such as Japanese banks and real estate companies.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                                28.1%
Japan                                         20.5%
France                                        11.5%
Switzerland                                   10.1%
Germany                                        6.6%
The Netherlands                                5.5%
Italy                                          5.0%
Spain                                          2.4%
South Korea                                    2.0%
Australia                                      1.9%
Belgium                                        1.9%
Finland                                        1.3%
Ireland                                        0.8%
Brazil                                         0.7%
Hong Kong                                      0.7%
Mexico                                         0.5%
Russia                                         0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Total SA (France)                      4.2%

 2. ENI-Ente Nazionale
    Idrocarburi SPA (Italy)                3.9%

 3. Vodafone Group PLC
    (United Kingdom)                       3.5%

 4. HSBC Holdings PLC
    (Hong Kong Registered
    Shares) (United Kingdom)               3.0%

 5. GlaxoSmithKline PLC
    (United Kingdom)                       2.5%

 6. Novartis AG (Switzerland)              2.1%

 7. Canon, Inc. (Japan)                    2.0%

 8. Roche Holding AG
    (Switzerland)                          1.9%

 9. Tesco PLC (United Kingdom)             1.9%

10. Barclays PLC
    (United Kingdom)                       1.8%

Top 10 equity holdings comprised 26.8% of the Portfolio's market value of investments ($273,559,763). As of April 30, 2004, the Fund held 91 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                  1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                  ---------------------------------------
CLASS A SHARES

        Without Sales Charge       32.61%      1.03%     1.06%       4.43%
           With Sales Charge*      24.96%     (0.95%)   (0.13%)      3.81%
                                  ---------------------------------------

CLASS B SHARES

                Without CDSC       31.96%      0.67%     0.84%       4.32%
                   With CDSC**     26.96%     (0.33%)    0.53%       4.32%
                                  ---------------------------------------

CLASS C SHARES

                Without CDSC       31.98%      0.66%     0.84%       4.32%
                   With CDSC***    30.98%      0.66%     0.84%       4.32%
                                  ---------------------------------------

SELECT SHARES                      33.16%      1.34%     1.25%       4.53%

*  Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

TEN-YEAR FUND PERFORMANCE (04/30/94 TO 04/30/04)

               JPMORGAN FLEMING INTERNATIONAL
                 EQUITY FUND (SELECT SHARES)       MSCI EAFE INDEX   LIPPER INTERNATIONAL FUNDS INDEX
May-1994                $    993,000                 $    994,300              $    998,500
Jun-1994                $    987,340                 $  1,008,320              $    982,724
Jul-1994                $  1,006,099                 $  1,018,000              $  1,012,992
Aug-1994                $  1,027,227                 $  1,042,126              $  1,048,041
Sep-1994                $    981,927                 $  1,009,299              $  1,021,002
Oct-1994                $    987,524                 $  1,042,909              $  1,039,278
Nov-1994                $    954,145                 $    992,745              $    990,743
Dec-1994                $    961,588                 $    998,999              $    977,566
Jan-1995                $    937,837                 $    960,638              $    929,079
Feb-1995                $    916,829                 $    957,852              $    928,800
Mar-1995                $    943,509                 $  1,017,622              $    953,228
Apr-1995                $    963,605                 $  1,055,884              $    988,307
May-1995                $    943,273                 $  1,043,319              $    997,992
Jun-1995                $    924,597                 $  1,025,061              $  1,001,784
Jul-1995                $    973,323                 $  1,088,922              $  1,056,883
Aug-1995                $    995,904                 $  1,047,435              $  1,039,021
Sep-1995                $  1,014,328                 $  1,067,859              $  1,056,373
Oct-1995                $  1,002,765                 $  1,039,134              $  1,034,400
Nov-1995                $  1,019,511                 $  1,068,022              $  1,045,158
Dec-1995                $  1,056,825                 $  1,111,063              $  1,075,468
Jan-1996                $  1,092,968                 $  1,115,619              $  1,100,849
Feb-1996                $  1,085,536                 $  1,119,412              $  1,105,582
Mar-1996                $  1,109,092                 $  1,143,143              $  1,122,829
Apr-1996                $  1,154,343                 $  1,176,409              $  1,159,434
May-1996                $  1,139,799                 $  1,154,763              $  1,158,158
Jun-1996                $  1,155,756                 $  1,161,230              $  1,168,698
Jul-1996                $  1,106,174                 $  1,127,322              $  1,129,312
Aug-1996                $  1,099,647                 $  1,129,802              $  1,143,994
Sep-1996                $  1,140,774                 $  1,159,854              $  1,169,619
Oct-1996                $  1,115,905                 $  1,148,024              $  1,164,941
Nov-1996                $  1,166,010                 $  1,193,715              $  1,219,693
Dec-1996                $  1,167,176                 $  1,178,316              $  1,230,548
Jan-1997                $  1,159,355                 $  1,137,075              $  1,232,148
Feb-1997                $  1,189,383                 $  1,155,723              $  1,254,450
Mar-1997                $  1,189,383                 $  1,159,884              $  1,261,098
Apr-1997                $  1,192,475                 $  1,166,031              $  1,266,647
May-1997                $  1,240,174                 $  1,241,940              $  1,338,086
Jun-1997                $  1,293,750                 $  1,310,371              $  1,402,314
Jul-1997                $  1,346,276                 $  1,331,599              $  1,447,328
Aug-1997                $  1,228,746                 $  1,232,128              $  1,342,976
Sep-1997                $  1,300,505                 $  1,301,128              $  1,429,195
Oct-1997                $  1,215,452                 $  1,201,071              $  1,320,719
Nov-1997                $  1,204,877                 $  1,188,820              $  1,309,625
Dec-1997                $  1,226,686                 $  1,199,163              $  1,319,840
Jan-1998                $  1,269,129                 $  1,253,964              $  1,351,780
Feb-1998                $  1,350,734                 $  1,334,469              $  1,437,618
Mar-1998                $  1,426,375                 $  1,375,571              $  1,515,681
Apr-1998                $  1,460,465                 $  1,386,438              $  1,539,022
May-1998                $  1,478,575                 $  1,379,644              $  1,542,100
Jun-1998                $  1,454,327                 $  1,390,129              $  1,528,684
Jul-1998                $  1,499,847                 $  1,404,170              $  1,552,073
Aug-1998                $  1,261,371                 $  1,230,193              $  1,328,730
Sep-1998                $  1,204,105                 $  1,192,426              $  1,287,406
Oct-1998                $  1,273,823                 $  1,316,677              $  1,382,031
Nov-1998                $  1,331,145                 $  1,384,091              $  1,451,270
Dec-1998                $  1,392,777                 $  1,438,624              $  1,486,972
Jan-1999                $  1,434,142                 $  1,434,308              $  1,496,042
Feb-1999                $  1,369,032                 $  1,400,172              $  1,457,594
Mar-1999                $  1,407,639                 $  1,458,559              $  1,506,132
Apr-1999                $  1,464,508                 $  1,517,630              $  1,576,317
May-1999                $  1,394,211                 $  1,439,472              $  1,517,678
Jun-1999                $  1,441,893                 $  1,495,612              $  1,589,616
Jul-1999                $  1,478,806                 $  1,540,031              $  1,625,065
Aug-1999                $  1,504,981                 $  1,545,730              $  1,637,903
Sep-1999                $  1,524,696                 $  1,561,341              $  1,643,144
Oct-1999                $  1,564,643                 $  1,619,892              $  1,700,490
Nov-1999                $  1,712,502                 $  1,676,102              $  1,825,136
Dec-1999                $  1,938,380                 $  1,826,616              $  2,049,445
Jan-2000                $  1,868,793                 $  1,710,626              $  1,929,552
Feb-2000                $  2,006,896                 $  1,756,642              $  2,056,903
Mar-2000                $  2,017,533                 $  1,824,799              $  2,062,251
Apr-2000                $  1,879,735                 $  1,728,815              $  1,931,504
May-2000                $  1,796,087                 $  1,686,632              $  1,878,388
Jun-2000                $  1,845,659                 $  1,752,579              $  1,965,357
Jul-2000                $  1,751,715                 $  1,679,146              $  1,901,680
Aug-2000                $  1,767,831                 $  1,693,755              $  1,933,818
Sep-2000                $  1,654,867                 $  1,611,269              $  1,821,076
Oct-2000                $  1,607,206                 $  1,573,243              $  1,759,160
Nov-2000                $  1,565,580                 $  1,514,246              $  1,684,923
Dec-2000                $  1,617,087                 $  1,568,002              $  1,747,771
Jan-2001                $  1,615,309                 $  1,567,218              $  1,758,083
Feb-2001                $  1,488,022                 $  1,449,677              $  1,634,665
Mar-2001                $  1,403,800                 $  1,352,983              $  1,519,748
Apr-2001                $  1,497,153                 $  1,447,016              $  1,612,149
May-2001                $  1,452,238                 $  1,395,936              $  1,573,135
Jun-2001                $  1,391,825                 $  1,338,842              $  1,528,773
Jul-2001                $  1,359,813                 $  1,314,475              $  1,489,025
Aug-2001                $  1,327,178                 $  1,281,219              $  1,459,095
Sep-2001                $  1,217,022                 $  1,151,431              $  1,300,054
Oct-2001                $  1,259,861                 $  1,180,908              $  1,335,285
Nov-2001                $  1,312,145                 $  1,224,484              $  1,385,091
Dec-2001                $  1,342,325                 $  1,231,708              $  1,409,746
Jan-2002                $  1,282,323                 $  1,166,304              $  1,352,792
Feb-2002                $  1,297,198                 $  1,174,469              $  1,371,731
Mar-2002                $  1,369,062                 $  1,238,007              $  1,444,296
Apr-2002                $  1,395,896                 $  1,246,178              $  1,454,406
May-2002                $  1,404,271                 $  1,262,005              $  1,475,204
Jun-2002                $  1,367,339                 $  1,211,777              $  1,416,933
Jul-2002                $  1,228,964                 $  1,092,174              $  1,275,523
Aug-2002                $  1,240,271                 $  1,089,662              $  1,276,544
Sep-2002                $  1,097,764                 $    972,633              $  1,139,060
Oct-2002                $  1,162,312                 $  1,024,863              $  1,198,177
Nov-2002                $  1,216,127                 $  1,071,392              $  1,254,851
Dec-2002                $  1,177,454                 $  1,035,393              $  1,214,696
Jan-2003                $  1,110,222                 $    992,217              $  1,170,238
Feb-2003                $  1,080,246                 $    969,495              $  1,135,599
Mar-2003                $  1,055,940                 $    950,493              $  1,107,777
Apr-2003                $  1,170,299                 $  1,043,642              $  1,217,447
May-2003                $  1,248,475                 $  1,106,886              $  1,295,607
Jun-2003                $  1,269,574                 $  1,133,673              $  1,326,183
Jul-2003                $  1,282,904                 $  1,161,108              $  1,363,316
Aug-2003                $  1,310,102                 $  1,189,091              $  1,402,716
Sep-2003                $  1,339,186                 $  1,225,715              $  1,430,911
Oct-2003                $  1,405,208                 $  1,302,077              $  1,516,193
Nov-2003                $  1,449,472                 $  1,330,983              $  1,546,668
Dec-2003                $  1,553,399                 $  1,434,932              $  1,651,997
Jan-2004                $  1,582,603                 $  1,455,165              $  1,687,514
Feb-2004                $  1,621,535                 $  1,488,779              $  1,726,159
Mar-2004                $  1,616,833                 $  1,497,116              $  1,734,617
Apr-2004                $  1,557,616                 $  1,463,282              $  1,682,925

Source: Lipper Analytical Services, Inc. The quoted performance is past performance and not indicative of future returns. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Please note, current performance may be higher or lower than the performance data shown. INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/1/97.

Returns for the Select Shares prior to 1/1/97 (offering date of the Select Shares) are calculated using performance of a predecessor account and the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

Returns for the Class A and B Shares prior to 2/28/02 (offering date of the Class A and B Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A and B Shares.

Returns for Class C Shares prior to 1/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Fleming International Equity Fund, MSCI EAFE Index, and Lipper International Funds Index from April 30, 1994 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING INTREPID EUROPEAN FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 100.0%

                  AUSTRIA -- 7.4%
         35,351   Bank Austria
                  Creditanstalt AG* (f) (l)                            $     1,997,063
          7,243   Erste Bank Der Oesterreichischen
                  Sparkassen AG (f) (l)                                      1,079,418
          8,299   OMV AG (f) (l)                                             1,511,545
         35,127   Telekom Austria AG (f)                                       515,718
          3,740   Verbund - Oesterreichische
                  Elektrizitaetswirtschafts AG,
                  Class A (f)                                                  610,862
         15,765   Voest-Alpine AG (f)                                          684,746
         16,149   Wienerberger AG (f) (l)                                      525,149
                  --------------------------------------------------------------------
                                                                             6,924,501
                  --------------------------------------------------------------------

                  BELGIUM -- 2.6%
         43,715   Fortis (f)                                                   944,850
         17,753   KBC Bancassurance Holding (f) (l)                            994,575
          8,098   Mobistar SA* (f)                                             522,461
            886   Umicore                                                          138
                  --------------------------------------------------------------------
                                                                             2,462,024
                  --------------------------------------------------------------------

                  FINLAND -- 0.0% ^
            506   YIT-Yhtyma OYJ (f)                                             9,416

                  FRANCE -- 12.5%
         73,065   Air France (f) (l)                                         1,263,615
         88,450   Alcatel SA* (f) (l)                                        1,296,952
         49,508   AXA (f)                                                    1,027,552
         30,352   Credit Agricole SA (f)                                       744,649
         18,286   Eramet                                                       938,409
          4,367   Imerys SA (f)                                                989,822
         21,287   Renault SA (f)                                             1,578,328
          7,844   Societe Assurances Generales
                  de France (f)                                                476,252
         24,575   Suez SA (f)                                                  487,266
         16,152   Total SA (f)                                               2,973,106
                  --------------------------------------------------------------------
                                                                            11,775,951
                  --------------------------------------------------------------------

                  GERMANY -- 11.0%
         25,315   Continental AG (f)                                         1,086,911
            181   Deutsche Bank AG (f)                                          14,789
         51,836   Deutsche Lufthansa AG (f)                                    823,767
         34,897   Deutsche Post AG (f)                                         764,562
         31,292   E.ON AG (f) (l)                                      $     2,071,455
         29,524   HeidelbergCement AG* (f)                                   1,336,656
         17,959   Hochtief AG (f)                                              506,708
         34,831   Hypo Real Estate Holding*                                    947,808
         15,396   Mobilcom AG (f)                                              291,716
         73,526   Pfleiderer AG (f)                                            492,258
         34,157   RWE AG (f) (l)                                             1,474,336
         19,910   Software AG* (f)                                             558,764
                  --------------------------------------------------------------------
                                                                            10,369,730
                  --------------------------------------------------------------------

                  GREECE -- 0.5%
         36,060   Piraeus Bank SA (f)                                          423,682

                  IRELAND -- 0.5%
          3,331   Depfa Bank PLC (f)                                           496,349

                  ITALY -- 4.4%
         99,527   ENI-Ente Nazionale Idrocarburi
                  SPA (f)                                                    2,021,981
         21,957   Fondiaria-SAI SPA (f)                                        482,898
         13,261   Pirelli & Co. Real Estate SPA (f)                            465,601
         53,857   Saipem SPA (f)                                               503,674
        157,903   Unipol SPA (f) (l)                                           652,588
                  --------------------------------------------------------------------
                                                                             4,126,742
                  --------------------------------------------------------------------

                  LIECHTENSTEIN -- 0.6%
          3,413   Verwaltungs & Privat-Bank AG (f)                             518,460

                  LUXEMBOURG -- 0.5%
         69,533   Thiel Logistik AG (f) (l)                                    431,689

                  NORWAY -- 4.1%
         51,866   Aker Kvaerner ASA                                            861,907
         27,011   Golar LNG LTD* (f)                                           344,032
          8,150   Norsk Hydro ASA (f)                                          476,221
        129,767   Statoil ASA (f) (l)                                        1,622,041
         93,643   Tandberg Television ASA* (f)                                 552,265
                  --------------------------------------------------------------------
                                                                             3,856,466
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  SPAIN -- 4.0%
         25,127   ACS Actividades Cons Y Serv (f)                      $     1,217,854
        464,481   Iberia Lineas Aer De Espana (f)                            1,532,034
         27,046   Metrovacesa SA (f)                                           964,512
                  --------------------------------------------------------------------
                                                                             3,714,400
                  --------------------------------------------------------------------

                  SWEDEN -- 6.8%
         58,921   JM AB (f)                                                  1,034,573
         14,750   Saab AB, Class B (f)                                         197,471
         83,117   Song Networks Holding AB* (f)                                529,642
         98,716   Ssab Svenskt Stal AB, Ser. A (f) (l)                       1,611,793
        263,166   Telefonaktiebolaget LM Ericsson,
                  B Shares* (f)                                                701,160
         86,391   Trelleborg AB (f)                                          1,542,482
         22,583   Volvo AB, B Shares (f)                                       771,471
                  --------------------------------------------------------------------
                                                                             6,388,592
                  --------------------------------------------------------------------

                  SWITZERLAND -- 9.0%
         80,729   ABB LTD* (f)                                                 455,075
         11,421   Baloise Holding LTD (f)                                      460,185
          5,542   Banque Cantonale Vaudoise (f)                                715,617
          8,269   Converium Holding AG* (f)                                    430,415
          5,823   Komax Holding AG* (f)                                        430,739
          6,762   Micronas Semiconductor
                  Holding AG* (f)                                              312,928
          1,984   Rieter Holding AG (f)                                        462,740
         15,418   Saurer AG (f)                                                694,793
          2,320   SEZ Holding AG (f) (l)                                        73,096
         11,247   Swiss Reinsurance Co. (f) (l)                                735,831
         10,095   Syngenta AG (f)                                              804,521
         13,314   UBS AG (f) (l)                                               942,687
         22,001   Vontobel Holding AG (f)                                      474,992
         41,256   Xstrata PLC* (f)                                             462,175
          6,199   Zurich Financial Services AG (f)                             973,213
                  --------------------------------------------------------------------
                                                                             8,429,007
                  --------------------------------------------------------------------

                  THE NETHERLANDS -- 8.1%
          9,859   Aalberts Industries NV (f)                                   293,711
         49,557   Buhrmann NV (f) (l)                                          462,202
         25,107   Corio NV (f)                                               1,007,232
         11,303   DSM NV                                                       541,708
         14,335   Exact Holding NV* (f) (l)                                    393,305
         24,403   Koninklijke Philips
                  Electronics NV (f)                                           655,596
        164,156   Koninklijke Wessanen NV (f) (l)                      $     2,294,347
         13,016   Randstad Holding NV (f) (l)                                  293,929
         21,164   Royal Dutch Petroleum Co.                                  1,029,275
          8,748   Royal P&O Nedlloyd NV (f)                                    279,523
         28,880   Unit 4 Agresso NV* (f)                                       393,060
                  --------------------------------------------------------------------
                                                                             7,643,888
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 28.0%
         28,988   Antofagasta PLC (f)                                          482,612
        105,200   Aviva PLC (f)                                              1,021,858
        193,595   BAE Systems PLC (f)                                          716,306
        165,692   BG Group PLC (f)                                             954,481
          9,393   Big Food Group PLC (f)                                        19,726
        256,134   BP PLC (f)                                                 2,216,717
        151,516   BPB PLC (f)                                                  969,877
        319,700   Brit Insurance Holdings PLC (f)                              466,750
         27,684   Britannic Group PLC (f)                                      166,259
        158,772   BT Group PLC (f)                                             500,652
        252,660   Centrica PLC (f)                                             975,750
        662,193   Dimension Data Holdings PLC* (f)                             429,148
         64,981   EMI Group PLC (f)                                            294,969
        132,268   Hanson PLC                                                 1,008,597
        120,782   Hilton Group PLC (f)                                         529,641
         29,889   Investec PLC (f)                                             557,875
        206,954   John Wood Group PLC (f)                                      517,230
         25,410   Man Group PLC (f)                                            757,940
         44,053   Marconi Corp., PLC* (f)                                      467,183
        185,685   McBride PLC (f)                                              435,505
        211,930   National Grid Transco PLC (f)                              1,605,120
         55,815   Punch Taverns PLC (f)                                        537,350
        122,720   Rexam PLC (f)                                                987,416
        120,613   Rolls-Royce Group PLC (f)                                    492,254
     15,609,750   Rolls-Royce Group PLC, B Shares                               27,682
        294,463   Scottish Power PLC (f)                                     1,998,795
        442,063   Shell Transport & Trading
                  Co., PLC (f)                                               3,042,861
        270,317   Somerfield PLC (f)                                           753,738
          4,800   TI Automotive LTD, Class A* (f) (i)                                0
         99,792   Trinity Mirror PLC (f)                                     1,087,405
        185,030   United Utilities PLC (f)                                   1,766,619
         51,435   William Hill PLC (f)                                         486,483
                  --------------------------------------------------------------------
                                                                            26,274,799
                  --------------------------------------------------------------------

                  TOTAL INVESTMENTS -- 100.0%                          $    93,845,696
                  (COST $90,604,182)
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUNDS (c)
        266,469   Merrill Lynch Premier Fund                           $       266,469
        300,731   AIM Short Term Investment Co.                                300,731
                                                                       $       567,200
                  --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)             ISSUER
--------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENTS (c)
$    17,000,000   Barclays Capital, 1.04%,
                  due 05/03/04, dated 04/30/04,
                  proceeds $17,001,473, secured
                  by U.S. Government Agency
                  Securities                                                17,000,000
                  --------------------------------------------------------------------
                                                                       $    17,567,200
                  --------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                               % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------------------
Oil & Gas                                                                        17.5%
Utilities                                                                        11.2
Banking                                                                          10.0
Insurance                                                                         7.3
Telecommunications                                                                5.2
Construction Materials                                                            5.1
Airlines                                                                          3.9
Automotive                                                                        3.7
Food/Beverage Products                                                            3.3
Construction                                                                      3.0
Real Estate                                                                       2.6
Manufacturing                                                                     2.5
Steel                                                                             2.4
Financial Services                                                                2.4
Metals/Mining                                                                     2.0
Transportation                                                                    1.9
Computer Software                                                                 1.9
Engineering Services                                                              1.8
Aerospace                                                                         1.5
Chemicals                                                                         1.4
Entertainment/Leisure                                                             1.4
Multi-Media                                                                       1.2
Packaging                                                                         1.1
Machinery & Engineering Equipment                                                 1.0
Other (below 1%)                                                                  4.7
---------------------------------------------------------------------------------------------------------
Total                                                                           100.0%
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING JAPAN FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 100.0%

                  AEROSPACE -- 0.5%
          9,000   Japan Aviation Electronics
                  Industry LTD (f)                                     $       110,016

                  AUTOMOTIVE -- 7.4%
         12,000   Calsonic Kansei Corp. (f)                                     93,501
          4,600   Denso Corp. (f)                                               95,715
          8,900   Honda Motor Co., LTD (f)                                     354,684
         19,000   NHK Spring Co., LTD (f)                                      111,557
         25,600   Nissan Motor Co., LTD (f)                                    279,618
         15,900   Toyota Motor Corp. (f)                                       575,299
                  --------------------------------------------------------------------
                                                                             1,510,374
                  --------------------------------------------------------------------

                  BANKING -- 10.6%
             41   Mitsubishi Tokyo Financial Group, Inc. (f)                   360,670
         15,000   Mitsui Trust Holdings, Inc. (f)                              103,904
             91   Mizuho Financial Group, Inc. (f)                             420,446
        187,000   Resona Holdings, Inc.* (f)                                   371,419
             56   Sumitomo Mitsui Financial Group, Inc. (f) (l)                417,280
         15,000   The 77 Bank LTD (f)                                           89,677
         30,000   The Sumitomo Trust & Banking Co., LTD (f)                    177,112
             35   UFJ Holdings, Inc. (f)                                       212,229
                  --------------------------------------------------------------------
                                                                             2,152,737
                  --------------------------------------------------------------------

                  BUSINESS SERVICES -- 1.5%
          4,000   Arrk Corp. (f)                                               168,123
             27   Fullcast Co., LTD (f)                                         72,863
             27   Fullcast Co., LTD (W/I)*                                      74,133
                  --------------------------------------------------------------------
                                                                               315,119
                  --------------------------------------------------------------------

                  CHEMICALS -- 4.4%
         17,000   Asahi Kasei Corp. (f)                                         91,503
         25,000   Denki Kagaku Kogyo Kabushiki Kaisha (f)                       82,785
         18,000   Fujikura Kasei Co., LTD (f)                                  128,528
         20,000   Mitsui Chemicals, Inc. (f)                                   104,457
          2,400   Nitto Denko Corp. (f)                                        131,155
          6,000   Osaka Organic Chemical Industry LTD (f)                      120,545
         36,000   Showa Denko K. K. (f) (l)                                     81,050
         11,000   Sun A Kaken Co., LTD                                         158,489
                  --------------------------------------------------------------------
                                                                               898,512
                  --------------------------------------------------------------------

                  COMPUTER SOFTWARE -- 3.0%
              7   Cyber Firm, Inc.*                                            110,371
          3,600   Hitachi Software Engineering Co., LTD (f)                     87,655
          4,300   Nippon System Development Co., LTD (f)                        91,919
          1,600   NS Solutions Corp. (f) (l)                                   103,655
          4,100   Trans Cosmos, Inc. (f)                               $       116,908
             26   Zentek Technology Japan, Inc.* (f)                           103,912
                  --------------------------------------------------------------------
                                                                               614,420
                  --------------------------------------------------------------------

                  CONSTRUCTION -- 1.1%
         51,000   Haseko Corp.* (f)                                            145,300
         10,000   Mikikogyo Co., LTD                                            85,089
                  --------------------------------------------------------------------
                                                                               230,389
                  --------------------------------------------------------------------

                  CONSTRUCTION MATERIALS -- 0.9%
         19,000   Sanwa Shutter Corp. (f)                                       95,372
         22,000   Sun Wave Corp.* (f)                                           95,186
                  --------------------------------------------------------------------
                                                                               190,558
                  --------------------------------------------------------------------

                  CONSUMER PRODUCTS -- 1.3%
         58,000   Janome Sewing Machine Co., LTD* (f)                           87,393
          2,800   Pioneer Corp. (f) (l)                                         78,975
         11,000   Sankyo Seiki Manufacturing Co., LTD (f)                      103,486
                  --------------------------------------------------------------------
                                                                               269,854
                  --------------------------------------------------------------------

                  CONSUMER SERVICES -- 0.5%
          2,700   TIS, Inc. (f) (l)                                            101,289

                  DISTRIBUTION -- 3.1%
         33,000   Marubeni Corp. (f) (l)                                        82,016
         21,000   Mitsubishi Corp. (f)                                         197,818
         12,000   Mitsui & Co., LTD (f)                                         98,202
         24,600   Nissho Iwai-Nichimen Holdings Corp.* (f)                     143,798
         14,000   Sumitomo Corp. (f)                                           106,250
                  --------------------------------------------------------------------
                                                                               628,084
                  --------------------------------------------------------------------

                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 8.1%
         12,000   CMK Corp. (f)                                                176,281
          2,200   Fanuc LTD (f)                                                132,417
          7,200   Hosiden Corp. (f)                                             97,979
         16,000   Kyoden Co., LTD (f)                                          157,609
          3,400   Meiko Electronics Co.                                         99,823
         15,000   Mitsubishi Electric Corp. (f)                                 74,411
         34,000   NEC Corp. (f)                                                261,089
          1,900   Nidec Corp. (f) (l)                                          202,659
         23,000   Nissin Electric Co., LTD* (f)                                 77,738
         23,000   Oki Electric Industry Co., LTD (f)                            92,389
          3,900   Omron Corp. (f) (l)                                           94,238
          9,000   Sumitomo Electric Industries LTD (f)                          82,063
         20,000   Toshiba Corp. (f)                                             90,123
                  --------------------------------------------------------------------
                                                                             1,638,819
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  ENGINEERING SERVICES -- 1.0%
         27,000   Kajima Corp. (f)                                     $        93,590
         13,000   Yumeshin Co., LTD                                            106,611
                  --------------------------------------------------------------------
                                                                               200,201
                  --------------------------------------------------------------------

                  ENTERTAINMENT/LEISURE -- 1.1%
              6   Fields Corp. (f)                                              93,389
          2,000   Mars Engineering Corp. (f)                                   122,364
                  --------------------------------------------------------------------
                                                                               215,753
                  --------------------------------------------------------------------

                  FINANCIAL SERVICES -- 11.6%
          1,430   Acom Co., LTD (f)                                            100,194
          1,300   Aeon Credit Service Co., LTD (f) (l)                          81,896
          1,250   Aiful Corp. (f)                                              124,793
         21,000   Daiwa Securities Group, Inc. (f)                             154,867
         21,000   Ichiyoshi Securities Co., LTD (f)                            155,206
          1,200   Jafco Co., LTD (f)                                            95,710
         36,000   Japan Asia Investment Co., LTD (f)                           179,353
         27,300   Lopro Corp. (f)                                              164,871
         13,100   Matsui Securities Co., LTD (f)                               420,533
          9,000   Mitsubishi Securities Co., LTD (f) (l)                       113,962
         71,000   Nikko Cordial Corp. (f)                                      395,069
         11,900   Nissin Co., LTD (f)                                           43,212
          1,010   Shohkoh Fund & Co., LTD (f) (l)                              204,633
         38,000   Tokai Tokyo Securities Co., LTD (f)                          121,798
                  --------------------------------------------------------------------
                                                                             2,356,097
                  --------------------------------------------------------------------

                  FOOD/BEVERAGE PRODUCTS -- 0.4%
         25,000   Shinobu Food Products Co., LTD (f)                            84,721

                  HOTELS/OTHER LODGING -- 0.5%
          5,000   Kyoritsu Maintenance Co., LTD (f)                            107,453

                  INSURANCE -- 0.5%
          2,550   T&D Holdings, Inc.                                           101,672

                  INTERNET SERVICES/SOFTWARE -- 4.6%
             88   BB Net Corp.* (f)                                            288,348
             27   eAccess LTD*                                                 137,502
             39   en-japan, Inc. (f)                                           134,517
             22   G-mode Co., LTD (f)                                           89,604
             20   IXI Co., LTD (W/I)*                                           79,380
             10   IXI Co., LTD*                                                 40,234
          1,617   Livedoor Co., LTD                                             95,208
          1,800   Softbank Corp.* (f) (l)                                       79,601
                  --------------------------------------------------------------------
                                                                               944,394
                  --------------------------------------------------------------------

                  MACHINERY & ENGINEERING EQUIPMENT -- 2.7%
         15,000   Amada Co., LTD (f)                                   $        83,210
         31,000   Mitsubishi Heavy Industries LTD (f)                           84,403
         82,000   Mitsui Engineering &
                  Shipbuilding Co., LTD (f) (l)                                144,569
         15,000   Nabtesco Corp.                                                89,303
          3,000   Takeuchi Manufacturing Co., LTD (f)                          147,006
                  --------------------------------------------------------------------
                                                                               548,491
                  --------------------------------------------------------------------

                  MANUFACTURING -- 3.6%
         18,000   Advanex, Inc. (f)                                            103,007
          1,400   Hoya Corp. (f)                                               149,709
          4,200   Nihon Micro Coating Co., LTD (f)                              94,058
          7,000   Nippon Filcon Co., LTD (f)                                   123,364
          3,000   Tamron Co., LTD (f)                                          150,159
         21,000   Tokai Konetsu Kogyo Co., LTD                                 115,890
                  --------------------------------------------------------------------
                                                                               736,187
                  --------------------------------------------------------------------

                  METALS/MINING -- 3.5%
         61,000   Mitsubishi Materials Corp. (f) (l)                           118,831
         59,000   Nippon Light Metal Co., LTD (f)                              144,653
         24,000   Pacific Metals Co., LTD* (f)                                 100,876
         68,000   Sumitomo Light Metal Industries LTD (f)                      123,177
         22,000   Sumitomo Metal Mining Co., LTD (f)                           131,967
          8,000   Toho Titanium Co., LTD (f)                                   102,174
                  --------------------------------------------------------------------
                                                                               721,678
                  --------------------------------------------------------------------

                  MULTI-MEDIA -- 0.2%
              9   Fuji Television Network, Inc. (f)                             23,488
              9   Fuji Television Network, Inc. (W/I)*                          22,983
                  --------------------------------------------------------------------
                                                                                46,471
                  --------------------------------------------------------------------

                  OFFICE/BUSINESS EQUIPMENT -- 1.3%
          5,000   Canon, Inc. (f)                                              259,295

                  OIL & GAS -- 0.6%
         31,500   Nippon Mining Holdings, Inc. (f)                             130,645

                  PHARMACEUTICALS -- 0.7%
          2,700   Alfresa Holdings Corp.                                       146,799

                  PRINTING & PUBLISHING -- 0.6%
         17,000   Mitsumura Printing Co., LTD (f)                              112,966

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  REAL ESTATE -- 6.7%
             10   Arealink Co., LTD (f)                                $       133,647
          9,000   Coyo Corporation Co.                                         134,566
         26,000   Daiwa Kosho Lease Co., LTD (f) (l)                           118,845
          3,200   Diamond City Co., LTD                                        121,209
          3,400   First Juken Co., LTD                                          90,580
          3,400   First Juken Co., LTD (W/I)*                                   81,646
         12,000   Fuji Corp., LTD (f)                                          104,999
         11,000   Mitsui Fudosan Co., LTD (f)                                  119,589
          4,320   Nihon Eslead Corp. (f)                                        93,423
             26   Tact Home Co., LTD                                           256,807
            200   Yasuragi Co., LTD*                                           120,520
                  --------------------------------------------------------------------
                                                                             1,375,831
                  --------------------------------------------------------------------

                  RETAILING -- 7.6%
         12,000   Aoki Super Co., LTD                                           92,429
          6,700   Arc Land Sakamoto Co., LTD                                   100,055
          1,300   Don Quijote Co., LTD (f)                                      92,330
          1,400   Fast Retailing Co., LTD (f)                                  107,786
             20   Geo Co., LTD (f)                                              72,984
          7,700   Kahma Co., LTD                                               101,941
          5,000   Mac House Co., LTD                                           135,019
         18,000   Mutow Co., LTD (f)                                            98,914
          3,300   Nafco Co., LTD                                               106,755
          2,400   Pal Co., LTD                                                 125,921
          6,500   RIO Chain Co., LTD                                            69,503
          2,400   Ryohin Keikaku Co., LTD (f)                                  101,473
         22,000   The Daiei, Inc.* (f)                                          95,892
         12,100   VT Holdings Co., LTD                                         246,704
                  --------------------------------------------------------------------
                                                                             1,547,706
                  --------------------------------------------------------------------

                  SEMI-CONDUCTORS -- 0.6%
         11,000   Nihon Inter Electronics Corp. (f)                            116,022

                  STEEL -- 3.4%
         36,000   Hokuetsu Metal Co., LTD                                      112,546
          4,100   JFE Holdings, Inc. (f)                                        90,447
         70,000   Nippon Steel Corp. (f)                                       144,729
         34,000   Tokyo Kohtetsu Co., LTD* (f)                                 110,426
          8,100   Tokyo Steel Manufacturing Co., LTD (f) (l)                   134,264
         24,000   Tokyo Tekko Co., LTD* (f)                                    103,522
                  --------------------------------------------------------------------
                                                                               695,934
                  --------------------------------------------------------------------

                  TELECOMMUNICATIONS -- 1.5%
          2,300   Hikari Tsushin, Inc. (f)                             $       100,654
             19   Nippon Telegraph & Telephone Corp. (f)                        98,960
         29,000   Tamura Taiko Holdings, Inc.*                                 102,487
                  --------------------------------------------------------------------
                                                                               302,101
                  --------------------------------------------------------------------

                  TOYS & GAMES -- 0.4%
          9,000   People Co., LTD                                               89,710

                  TRANSPORTATION -- 3.0%
            800   Hamakyorex Co., LTD (f)                                       25,174
          6,200   Hutech Norin Co., LTD (f)                                    107,735
         21,000   Kawasaki Kisen Kaisha LTD (f) (l)                             88,995
         26,000   Keihan Electric Railway Co., LTD (f)                          79,314
         17,000   Meitetsu Transport Co., LTD                                   50,836
         40,000   Mitsui O.S.K. Lines LTD (f)                                  173,109
         31,000   Nankai Electric Railway Co., LTD                              80,341
                  --------------------------------------------------------------------
                                                                               605,504
                  --------------------------------------------------------------------

                  WHOLESALING -- 1.5%
         41,000   Osaka Uoichiba Co., LTD                                       96,969
             51   Quin Land Co., LTD (f)                                       172,651
          3,000   Takihyo Co., LTD                                              37,923
                  --------------------------------------------------------------------
                                                                               307,543
                  --------------------------------------------------------------------
                  Total Common Stocks                                       20,413,345
                  (Cost $19,279,110)
                  --------------------------------------------------------------------

                  WARRANTS -- 0.0% ^
                  FINANCIAL SERVICES -- 0.0% ^
            180   KBC Financial Products International
                  (TOPIX Index), expires 9/27/04                                 8,280
                  (Cost $16,200)

                  TOTAL INVESTMENTS -- 100.0%                          $    20,421,625
                  (COST $19,295,310)
                  --------------------------------------------------------------------

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUNDS (c)
        564,033   Merrill Lynch Premier Fund                           $       564,033
        568,231   AIM Short Term Investment Co.                                568,231
                  --------------------------------------------------------------------
                                                                       $     1,132,264
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 98.4%

                  AUSTRALIA -- 1.3%
          6,330   News Corp., LTD (f)                                  $        57,704

                  BELGIUM -- 0.9%
            370   Colruyt SA (f)                                                39,708

                  BRAZIL -- 0.8%
            800   Companhia Vale Do Rio Doce, ADR                               36,400

                  CHINA -- 0.5%
         38,000   China Life Insurance Co., LTD* (f)                            20,706

                  FINLAND -- 1.4%
          4,170   Nokia OYJ (f)                                                 58,279

                  FRANCE -- 6.6%
            730   BNP Paribas (f)                                               43,460
            880   Compagnie de Saint-Gobain (f)                                 44,029
          1,620   Dassault Systemes SA (f)                                      65,319
            720   Total SA (f)                                                 132,432
                  --------------------------------------------------------------------
                                                                               285,240
                  --------------------------------------------------------------------

                  GERMANY -- 8.2%
          1,250   Altana AG (f)                                                 79,107
          1,290   Bayerische Motoren Werke AG (f)                               55,191
          1,000   Deutsche Boerse AG (f)                                        54,696
            380   SAP AG (f)                                                    56,541
          2,000   Schering AG (f)                                              104,664
                  --------------------------------------------------------------------
                                                                               350,199
                  --------------------------------------------------------------------

                  HONG KONG -- 1.0%
         28,000   Li & Fung LTD (f)                                             43,171

                  IRELAND -- 1.3%
          4,700   Bank of Ireland (f)                                           56,714

                  ITALY -- 1.0%
          2,220   ENI-Ente Nazionale Idrocarburi SPA (f)                        45,067

                  JAPAN -- 21.8%
          2,000   Canon, Inc. (f)                                              103,704
          2,700   Chugai Pharmaceutical Co., LTD (f)                            40,762
          2,000   Daikin Industries LTD (f)                            $        46,273
              7   eAccess LTD* (f)                                              35,644
          1,100   Fanuc LTD (f)                                                 66,200
          2,000   Fujisawa Pharmaceutical Co., LTD (f)                          46,178
          1,000   Honda Motor Co., LTD (f)                                      39,847
            600   Hoya Corp. (f)                                                64,152
          2,000   Kao Corp. (f)                                                 47,456
              3   Mitsubishi Tokyo Financial Group, Inc. (f)                    26,387
         15,000   Nikko Cordial Corp. (f)                                       83,454
          1,500   Secom Co., LTD (f)                                            63,405
          1,000   Seiko Epson Corp. (f)                                         38,675
          4,000   Sharp Corp. (f)                                               71,271
          1,600   Shin-Etsu Chemical Co., LTD (f)                               63,621
            500   SMC Corp. (f)                                                 56,447
            610   Takefuji Corp. (f)                                            38,479
                  --------------------------------------------------------------------
                                                                               931,955
                  --------------------------------------------------------------------

                  MEXICO -- 0.9%
            900   Fomento Economico Mexicano
                  SA de CV, ADR                                                 39,348

                  RUSSIA -- 0.8%
            806   YUKOS, ADR                                                    36,109

                  SOUTH KOREA -- 3.9%
            420   Samsung Electronics Co., LTD, GDR                             98,805
             30   Samsung Electronics Co., LTD, GDR, #                           7,121
          3,100   SK Telecom Co., LTD, ADR                                      62,620
                  --------------------------------------------------------------------
                                                                               168,546
                  --------------------------------------------------------------------

                  SPAIN -- 1.7%
          2,650   Altadis SA (f)                                                74,563

                  SWITZERLAND -- 12.7%
            980   Adecco SA* (f)                                                43,124
            362   Basilea Pharmaceutica* (f)                                    23,710
          1,370   Credit Suisse Group (f)                                       47,903
            360   Nestle SA (f)                                                 90,721
          1,300   Novartis AG (f)                                               57,975
          1,555   Roche Holding AG (f)                                         162,315
          1,650   UBS AG (f)                                                   116,722
                  --------------------------------------------------------------------
                                                                               542,470
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TAIWAN -- 0.7%
          3,332   Taiwan Semiconductor
                  Manufacturing Co., LTD, ADR*                         $        31,754

                  THE NETHERLANDS -- 5.9%
          1,900   ABN AMRO Holding NV (f)                                       40,850
          3,250   Koninklijke Philips Electronics NV (f)                        87,247
          6,500   Reed Elsevier NV (f)                                          90,880
          2,170   Wolters Kluwer NV (f)                                         36,293
                  --------------------------------------------------------------------
                                                                               255,270
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 27.0%
          4,020   Barclays PLC (f)                                              36,080
         11,490   BG Group PLC (f)                                              66,185
          5,800   British Sky Broadcasting PLC (f)                              68,100
         15,500   Centrica PLC (f)                                              59,856
         14,810   Compass Group PLC (f)                                         92,780
          7,970   GlaxoSmithKline PLC (f)                                      164,253
          3,600   HSBC Holdings PLC (Hong Kong
                  Registered Shares) (f)                                        52,130
          6,000   Intercontinental Hotels Group PLC                             56,033
         12,787   Kingfisher PLC (f)                                            63,938
         10,800   Morrison (WM.) Supermarkets (f)                               45,770
          2,600   Reckitt Benckiser PLC (f)                                     67,428
          3,540   Royal Bank of Scotland Group PLC (f)                         105,738
          2,500   Standard Chartered PLC (f)                                    38,102
         11,800   Tesco PLC (f)                                                 51,833
         79,000   Vodafone Group PLC (f)                                       191,061
                  --------------------------------------------------------------------
                                                                             1,159,287
                  --------------------------------------------------------------------
                  Total Common Stocks                                        4,232,490
                  (Cost $3,720,752)
                  --------------------------------------------------------------------

                  PREFERRED STOCK -- 1.6%

                  GERMANY -- 1.6%
            113   Porsche AG (f)                                       $        69,501
                  (Cost $48,049)
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%                          $     4,301,991
                  (COST $3,768,801)
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                               % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------------------
Pharmaceuticals                                                                  15.2%
Banking                                                                          13.1
Electronics/Electrical Equipment                                                  8.9
Food/Beverage Products                                                            7.3
Telecommunications                                                                7.3
Oil & Gas                                                                         6.5
Consumer Products                                                                 5.4
Financial Services                                                                4.1
Automotive                                                                        3.8
Semi-Conductors                                                                   3.2
Computer Software                                                                 2.8
Retailing                                                                         2.6
Office/Business Equipment                                                         2.4
Multi-Media                                                                       2.2
Printing & Publishing                                                             2.1
Construction Materials                                                            2.1
Broadcasting/Cable                                                                1.6
Health Care/Health Care Services                                                  1.5
Chemicals                                                                         1.5
Utilities                                                                         1.4
Hotels/Other Lodging                                                              1.3
Business Services                                                                 1.0
Other (below 1%)                                                                  2.7
---------------------------------------------------------------------------------------------------------
Total                                                                           100.0%
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.9%

                  COMMON STOCKS -- 96.9%

                  BRAZIL -- 2.0%
         19,832   Cia Energetica de Minas
                  Gerais, ADR +                                        $       305,611
         22,929   Petroleo Brasileiro SA
                  (Preferred), ADR +                                           572,079
                  --------------------------------------------------------------------
                                                                               877,690
                  --------------------------------------------------------------------

                  FRANCE -- 13.4%
         50,630   AXA (f) +                                                  1,050,840
         23,830   BNP Paribas (f) +                                          1,419,765
         17,786   Peugeot SA (f) +                                             950,532
          6,641   Total SA (f) +                                             1,222,412
         42,140   Veolia Environnement (f) +                                 1,116,398
                  --------------------------------------------------------------------
                                                                             5,759,947
                  --------------------------------------------------------------------

                  GERMANY -- 2.0%
         32,762   Bayerische Hypo-und
                  Vereinsbank AG* (f) +                                        561,827
          5,894   Schering AG (f) (l) +                                        307,622
                  --------------------------------------------------------------------
                                                                               869,449
                  --------------------------------------------------------------------

                  HONG KONG -- 1.7%
        269,000   Wharf Holdings LTD (f) +                                     733,408

                  INDIA -- 1.4%
         22,942   Reliance Industries LTD, GDR, # +                            590,757

                  INDONESIA -- 1.0%
        922,500   Indonesian Satellite Corp.,
                  TBK PT (f) +                                                 416,828

                  IRELAND -- 1.8%
         52,638   Allied Irish Banks PLC (f) +                                 757,250

                  ITALY -- 4.4%
         28,084   Buzzi Unicem SPA (f) (l) +                                   371,518
         73,920   ENI-Ente Nazionale
                  Idrocarburi SPA (f) +                                      1,501,752
                  --------------------------------------------------------------------
                                                                             1,873,270
                  --------------------------------------------------------------------

                  JAPAN -- 19.0%
          4,450   Aiful Corp. (f) +                                    $       444,262
         47,100   Asahi Breweries LTD (f) +                                    526,049
        123,000   Daiwa Securities Group, Inc. (f) +                           907,081
         14,200   Honda Motor Co., LTD (f) +                                   565,900
        169,000   Kubota Corp. (f) +                                           724,204
        109,000   Mitsubishi Electric Corp. (f) +                              540,723
        140,000   Mitsui Chemicals, Inc. (f) +                                 731,198
            263   Mizuho Financial Group, Inc. (f) +                         1,215,133
            195   Nippon Telegraph &
                  Telephone Corp. (f) +                                      1,015,643
         28,300   Sony Corp. (f) +                                           1,082,392
         29,700   Suzuki Motor Corp. (f) +                                     464,798
                  --------------------------------------------------------------------
                                                                             8,217,383
                  --------------------------------------------------------------------

                  LUXEMBOURG -- 1.6%
         41,299   Arcelor (f) +                                                682,227

                  RUSSIA -- 1.0%
          3,950   LUKOIL, ADR +                                                430,234

                  SINGAPORE -- 2.8%
         72,000   DBS Group Holdings LTD (f) +                                 601,417
        433,000   Singapore Telecommunications
                  LTD (f) +                                                    592,185
                  --------------------------------------------------------------------
                                                                             1,193,602
                  --------------------------------------------------------------------

                  SOUTH KOREA -- 1.3%
          2,427   Samsung Electronics Co.,
                  LTD, GDR, # +                                                576,060

                  SPAIN -- 2.5%
         54,576   Iberdrola SA (f) (l) +                                     1,072,289

                  SWEDEN -- 1.4%
         17,618   SKF AB, Ser. B +                                             604,221

                  SWITZERLAND -- 8.7%
         32,319   Compagnie Financiere
                  Richemont AG, Class A (f) +                                  825,023
         33,493   Credit Suisse Group (f) +                                  1,172,145
         11,223   Holcim LTD (f) (l) +                                         576,434
          7,421   Zurich Financial Services AG (f) +                         1,165,062
                  --------------------------------------------------------------------
                                                                             3,738,664
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  THE NETHERLANDS -- 5.1%
         10,617   Akzo Nobel NV (f) (l) +                              $       385,534
         43,346   ING Groep NV (f) +                                           918,880
         34,350   Koninklijke Wessanen NV (f) (l) +                            480,097
         27,300   Vedior NV (f) +                                              393,103
                  --------------------------------------------------------------------
                                                                             2,177,614
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 25.8%
         94,260   Aviva PLC (f) +                                              915,592
        109,486   BAE Systems PLC (f) +                                        405,101
        118,068   Barclays PLC (f) +                                         1,059,729
        204,199   BP PLC (f) +                                               1,767,244
         18,877   GlaxoSmithKline PLC (f) +                                    389,054
        135,393   HSBC Holdings PLC (f) +                                    1,930,081
         28,088   Imperial Tobacco Group PLC (f) +                             619,842
         46,827   Intercontinental Hotels
                  Group PLC (f) +                                              437,337
         72,400   Rank Group PLC (f) +                                         408,011
         49,839   Royal Bank of Scotland
                  Group PLC (f) +                                            1,488,759
         93,404   Scottish Power PLC (f) +                                     634,020
        252,125   Tesco PLC (f) (l) +                                        1,107,548
        170,600   TI Automotive LTD,
                  Class A* (i) (f) +                                                 0
                  --------------------------------------------------------------------
                                                                            11,162,318
                  --------------------------------------------------------------------
                  Total Long-Term Investments                               41,733,211
                  (Cost $34,340,424)
                  --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%

                  U.S. TREASURY SECURITIES -- 0.4%
                  U.S. Treasury Bills,
$       100,000   0.90%, 7/29/04 + @                                            99,765
         60,000   0.92%, 7/29/04                                                59,859
                  --------------------------------------------------------------------
                  Total U.S. Treasury Securities                               159,624
                  (Cost $159,633)
                  --------------------------------------------------------------------

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUND -- 2.7%
      1,150,641   JPMorgan Prime
                  Money Market Fund (a)                                $     1,150,641
                  (Cost $1,150,641)
                  Total Short-Term Investments                               1,310,265
                  (Cost $1,310,274)
                  --------------------------------------------------------------------

                  TOTAL INVESTMENTS -- 100.0%                          $    43,043,476
                  (COST $35,650,698)
                  --------------------------------------------------------------------

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUND (c)
         69,295   Merrill Lynch Premier Fund                           $        69,295

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT (c)
$     2,904,205   Credit Suisse First Boston, 1.04%,
                  due 05/03/04, dated 04/30/04,
                  proceeds $2,904,457 secured by
                  U.S. Government Agency Securities                          2,904,205
                  --------------------------------------------------------------------
                                                                       $     2,973,500
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                                % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------------------
Banking                                                                          20.9%
Oil & Gas                                                                        12.8
Insurance                                                                         9.4
Utilities                                                                         7.3
Financial Services                                                                6.0
Food/Beverage Products                                                            4.9
Telecommunications                                                                4.7
Automotive                                                                        4.6
Chemicals                                                                         4.0
Electronics/Electrical Equipment                                                  3.8
Money Market Fund                                                                 2.7
Construction Materials                                                            2.2
Retailing                                                                         1.9
Diversified                                                                       1.7
Machinery & Engineering Equipment                                                 1.7
Pharmaceuticals                                                                   1.6
Steel                                                                             1.6
Consumer Products                                                                 1.4
Industrial Components                                                             1.4
Semi-Conductors                                                                   1.3
Hotels/Other Lodging                                                              1.0
Other (below 1%)                                                                  3.1
---------------------------------------------------------------------------------------------------------
Total                                                                           100.0%
---------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                                                    NOTIONAL               UNREALIZED
NUMBER OF                                                                           VALUE AT            APPRECIATION/
CONTRACTS       DESCRIPTION                             EXPIRATION DATE        4/30/04 (USD)      (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING
31              DJ Euro Stoxx                                June, 2004         $  1,021,191           $        11,795
6               FTSE 100 Index                               June, 2004              478,219                    11,705
3               TOPIX Index                                  June, 2004              321,327                    15,648

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                   NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT           VALUE AT           APPRECIATION
         CONTRACTS TO BUY                       DATE        VALUE (USD)      4/30/04 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
  3,053,529               AUD                5/25/04      $   2,302,820      $   2,199,488          $   (103,332)
    249,588               AUD for
  1,449,080               HKD                5/25/04            185,873**          179,781**              (6,092)
    758,527               CHF                5/25/04            599,151            585,297               (13,854)
 14,114,276               DKK                5/25/04          2,390,710          2,272,124              (118,586)
  1,610,000               EUR                5/25/04          1,940,488          1,928,861               (11,627)
  1,210,000               EUR for
160,600,124               JPY                5/25/04          1,456,272**        1,449,641**              (6,631)
    440,000               EUR for
    297,614               GBP                5/25/04            526,711**          527,142**                 431
  1,997,937               GBP                5/25/04          3,686,615          3,535,909              (150,706)
  1,449,080               HKD                5/25/04            186,841            185,873                  (968)
523,597,476               JPY                5/25/04          4,840,306          4,747,819               (92,487)
 24,046,970               JPY for
    190,000               EUR                5/25/04            227,630**          218,050**              (9,580)
  1,326,085               NOK                5/25/04            189,877            193,211                 3,334
  5,965,476               SEK                5/25/04            792,883            780,392               (12,491)
    419,825               SGD                5/25/04            250,000            246,806                (3,194)
------------------------------------------------------------------------------------------------------------------
                                                          $  19,576,177      $  19,050,394          $   (525,783)
------------------------------------------------------------------------------------------------------------------

                                                                                                   NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT           VALUE AT           APPRECIATION
         CONTRACTS TO SELL                      DATE        VALUE (USD)      4/30/04 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
    418,640               AUD                5/25/04      $     308,048      $     301,552          $      6,496
  2,013,219               CHF                5/25/04          1,609,824          1,553,446                56,378
  7,022,650               EUR                5/25/04          8,624,634          8,413,486               211,148
  1,847,417               GBP                5/25/04          3,313,865          3,269,521                44,344
197,212,333               JPY                5/25/04          1,792,988          1,788,260                 4,728
  4,283,041               SEK                5/25/04            588,265            560,299                27,966
  1,983,354               SGD                5/25/04          1,176,995          1,165,972                11,023
------------------------------------------------------------------------------------------------------------------
                                                          $  17,414,619      $  17,052,536          $    362,083
------------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 4/30/04 of the currency being sold, and the value at 4/30/04 is the market value at 4/30/04 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.5%

                  COMMON STOCKS -- 99.5%

                  AUSTRALIA -- 1.6%
        331,342   News Corp., LTD +                                    $     2,790,637
        719,595   Southern Pacific
                  Petroleum NL* (i) (f) +                                            0
                  --------------------------------------------------------------------
                                                                             2,790,637
                  --------------------------------------------------------------------

                  BRAZIL -- 1.2%
         84,705   Petroleo Brasileiro SA
                  (Preferred), ADR +                                         2,113,390

                  FINLAND -- 0.7%
         88,714   Nokia OYJ (f) +                                            1,240,778

                  FRANCE -- 12.0%
         19,240   Accor SA (f) +                                               805,000
         80,966   BNP Paribas (f) +                                          4,823,865
         23,251   Cap Gemini SA (f) +                                          812,999
         57,895   Peugeot SA (f) +                                           3,094,068
         29,650   Societe Television
                  Francaise 1 (f) (l) +                                        909,204
         10,293   Technip SA* (f) (l) +                                      1,413,636
        106,793   Thomson SA (f) +                                           2,041,528
         25,414   Total SA (f) +                                             4,677,966
         86,591   Veolia Environnement (f) +                                 2,294,020
                  --------------------------------------------------------------------
                                                                            20,872,286
                  --------------------------------------------------------------------

                  GERMANY -- 4.1%
        154,381   Bayerische Hypo-und
                  Vereinsbank AG* (f) +                                      2,647,441
         36,449   Schering AG (f) (l) +                                      1,902,361
        127,038   TUI AG (f) (l) +                                           2,644,551
                  --------------------------------------------------------------------
                                                                             7,194,353
                  --------------------------------------------------------------------

                  GREECE -- 0.2%
         14,400   Public Power Corp. (f) +                                     364,196

                  HONG KONG -- 4.0%
      1,205,000   Cathay Pacific Airways LTD (f) +                           2,163,193
        420,000   Henderson Land
                  Development Co., LTD (f) +                                 1,868,204
      1,065,000   Wharf Holdings LTD (f) +                                   2,903,642
                  --------------------------------------------------------------------
                                                                             6,935,039
                  --------------------------------------------------------------------

                  INDIA -- 2.4%
         16,615   Infosys Technologies LTD,
                  ADR +                                                $     1,345,317
        110,327   Reliance Industries LTD,
                  GDR, # +                                                   2,840,921
                  --------------------------------------------------------------------
                                                                             4,186,238
                  --------------------------------------------------------------------

                  INDONESIA -- 0.3%
         25,660   Telekomunikasi Indonesia
                  TBK PT, ADR +                                                464,446

                  IRELAND -- 0.7%
         84,266   Allied Irish Banks PLC (f) +                               1,212,250

                  ITALY -- 0.7%
         60,076   ENI-Ente Nazionale
                  Idrocarburi SPA (f) +                                      1,220,498

                  JAPAN -- 18.8%
         23,200   Aiful Corp. (f) +                                          2,316,154
        162,600   Asahi Breweries LTD (f) +                                  1,816,041
         25,000   Canon, Inc. (f) +                                          1,296,475
        482,000   Daiwa Securities Group, Inc. (f) +                         3,554,577
         42,400   Fujisawa
                  Pharmaceutical Co., LTD (f) +                                979,107
        566,000   Fujitsu LTD (f) +                                          3,858,132
         21,000   Ito-Yokado Co., LTD (f) +                                    859,668
        758,000   Kubota Corp. (f) +                                         3,248,205
         30,800   Kyocera Corp. (f) +                                        2,526,537
        162,000   Mitsui Chemicals, Inc. (f) +                                 846,101
         19,100   Nintendo Co., LTD (f) (I) +                                1,780,086
            551   Nippon Telegraph &
                  Telephone Corp. (f) +                                      2,869,844
         50,000   Ricoh Co., LTD (f) +                                         982,546
          7,800   Rohm Co., LTD (f) +                                          955,950
         73,900   Sony Corp. (f) +                                           2,826,456
         68,200   Suzuki Motor Corp. (f) +                                   1,067,313
        199,000   Toshiba Corp. (f) +                                          896,721
                  --------------------------------------------------------------------
                                                                            32,679,913
                  --------------------------------------------------------------------

                  RUSSIA -- 1.0%
         38,150   YUKOS, ADR +                                               1,709,120

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  SINGAPORE -- 2.2%
        105,000   City Developments LTD (f) +                          $       370,884
        192,000   DBS Group Holdings LTD (f) +                               1,603,780
      1,358,000   Singapore
                  Telecommunications LTD (f) +                               1,857,245
                  --------------------------------------------------------------------
                                                                             3,831,909
                  --------------------------------------------------------------------

                  SOUTH KOREA -- 3.3%
         87,672   POSCO, ADR +                                               2,695,914
          4,940   Samsung
                  Electronics Co., LTD (f) +                                 2,315,063
          6,320   Samsung SDI Co., LTD (f) +                                   797,807
                  --------------------------------------------------------------------
                                                                             5,808,784
                  --------------------------------------------------------------------

                  SPAIN -- 1.5%
         21,997   Acerinox SA (f) +                                          1,130,313
         78,426   Iberdrola SA (f) +                                         1,540,885
                  --------------------------------------------------------------------
                                                                             2,671,198
                  --------------------------------------------------------------------

                  SWEDEN -- 3.2%
         62,206   Atlas Copco AB, Class A (f) (l) +                          2,165,928
         98,652   SKF AB, Ser. B (l) +                                       3,383,336
                  --------------------------------------------------------------------
                                                                             5,549,264
                  --------------------------------------------------------------------

                  SWITZERLAND -- 10.8%
         51,707   Adecco SA,* (f) (l) +                                      2,277,325
         10,873   Ciba Specialty
                  Chemicals AG (f) +                                           753,580
        127,767   Compagnie Financiere
                  Richemont AG, Class A (f) +                                3,261,570
         20,262   Lonza Group AG, (f) (l) +                                    976,670
         31,815   Roche Holding AG, (f) (l) +                                3,323,867
          1,554   Synthes-Stratec, Inc., (f) +                               1,686,512
         26,796   UBS AG, (f) (l) +                                          1,897,270
         29,659   Zurich Financial Services AG, (f) +                        4,656,317
                  --------------------------------------------------------------------
                                                                            18,833,111
                  --------------------------------------------------------------------

                  TAIWAN -- 1.7%
         50,457   Hon Hai Precision Industry
                  Co., GDR +                                                   463,700
        473,861   United Microelectronics
                  Corp., ADR* +                                              2,464,077
                  --------------------------------------------------------------------
                                                                             2,927,777
                  --------------------------------------------------------------------

                  THAILAND -- 0.4%
        289,100   Advanced Info Service PCL (f) +                      $       704,113

                  THE NETHERLANDS -- 5.0%
        212,649   Aegon NV (f) (l) +                                         2,750,241
         23,315   Akzo Nobel NV (f) (l) +                                      846,635
         53,476   ING Groep NV (f) +                                         1,133,624
        429,807   Koninklijke KPN NV (f) (I) +                               3,080,343
         34,241   Koninklijke Philips
                  Electronics NV (f) +                                         919,898
                  --------------------------------------------------------------------
                                                                             8,730,741
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 23.7%
         73,612   AstraZeneca PLC (f) +                                      3,456,785
         82,359   Barclays PLC (f) +                                           739,220
        135,801   BBA Group PLC (f) +                                          610,541
         45,522   British American
                  Tobacco PLC (f) +                                            690,877
        242,338   Centrica PLC (f) +                                           935,887
        261,617   Diageo PLC (f) +                                           3,499,252
        312,149   Dixons Group PLC (f) +                                       855,375
        117,247   Hays PLC (f) +                                               244,480
        332,121   HSBC Holdings PLC (f) +                                    4,734,515
         47,215   Imperial Tobacco Group PLC (f) +                           1,041,933
         62,968   Man Group PLC (f) +                                        1,878,236
        290,179   Prudential PLC (f) +                                       2,266,235
         56,389   Reckitt Benckiser PLC (f) +                                1,462,476
        235,239   Royal Bank of
                  Scotland Group PLC (f) +                                   7,026,906
        138,753   Scottish Power PLC (f) +                                     941,846
        650,324   Tesco PLC (f) (l) +                                        2,856,780
         97,629   Unilever PLC (f) +                                           918,071
      2,713,316   Vodafone Group PLC (f) +                                   6,562,520
         42,230   WPP Group PLC (f) +                                          414,523
                  --------------------------------------------------------------------
                                                                            41,136,458
                  --------------------------------------------------------------------
                  Total Common Stocks                                      173,176,499
                  (Cost $141,698,708)
                  --------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.5%

                  MONEY MARKET FUND -- 0.5%
        800,294   JPMorgan Prime Money
                  Market Fund (a)                                              800,294
                  (Cost $800,294)
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%                          $   173,976,793
                  (COST $142,499,002)
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUNDS (c)
        723,643   Merrill Lynch Premier Fund                           $       723,643
        504,305   Aim Short Term Investment Co.                                504,305
                  --------------------------------------------------------------------
                                                                       $     1,227,948
                  --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT (c)
$    18,000,000   Credit Suisse First Boston,
                  1.04%, due 05/03/04,
                  dated 04/30/04, proceeds
                  $18,001,563, secured by
                  U.S. Government Agency
                  Securities                                           $    18,000,000
                  --------------------------------------------------------------------
                                                                       $    19,227,948
                  --------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                                                % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------
Banking                                                                                            14.2%
Telecommunications                                                                                  9.6
Electronics/Electrical Equipment                                                                    7.6
Insurance                                                                                           6.2
Oil & Gas                                                                                           5.6
Pharmaceuticals                                                                                     5.6
Food/Beverage Products                                                                              5.2
Financial Services                                                                                  4.5
Chemicals                                                                                           3.6
Utilities                                                                                           3.5
Machinery & Engineering Equipment                                                                   3.1
Computers/Computer Hardware                                                                         3.0
Retailing                                                                                           2.9
Automotive                                                                                          2.4
Steel                                                                                               2.2
Multi-Media                                                                                         2.1
Industrial Components                                                                               1.9
Consumer Products                                                                                   1.8
Diversified                                                                                         1.7
Entertainment/Leisure                                                                               1.5
Business Services                                                                                   1.4
Semi-Conductors                                                                                     1.4
Office/Business Equipment                                                                           1.3
Real Estate                                                                                         1.3
Airlines                                                                                            1.2
Toys & Games                                                                                        1.0
Health Care/Health Care Services                                                                    1.0
Other (below 1%)                                                                                    3.2
------------------------------------------------------------------------------------------------------------------
Total                                                                                             100.0%
------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                           SETTLEMENT         SETTLEMENT         VALUE AT          APPRECIATION
            CONTRACTS TO BUY                     DATE        VALUE (USD)    4/30/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    9,921,825              AUD                 5/6/04    $     7,449,427    $   7,163,756        $     (285,671)
    7,353,589              AUD                8/12/04          5,243,183        5,246,622                 3,440
   10,920,081              CHF                 5/6/04          8,428,028        8,422,479                (5,549)
    1,200,000              EUR for
   11,638,080              HKD                 5/6/04          1,492,167**      1,438,420**             (53,747)
    2,960,000              EUR for
  389,465,040              JPY                 5/6/04          3,529,425**      3,548,103**              18,677
    1,540,000              EUR for
    1,040,447              GBP                 5/6/04          1,844,723**      1,845,972**               1,249
   11,516,328              EUR                 5/6/04         14,164,644       13,804,431              (360,213)
    5,189,328              EUR                8/12/04          6,178,385        6,205,139                26,755
      230,000              GBP                 5/5/04            409,055          407,831                (1,224)
    7,752,026              GBP                 5/6/04         14,106,521       13,744,420              (362,101)
    2,382,269              GBP                8/12/04          4,201,370        4,186,666               (14,704)
   54,702,678              HKD                 5/6/04          7,014,121        7,013,662                  (459)
  120,112,680              JPY for
    1,390,000              CHF                 5/6/04          1,072,084**      1,088,490**              16,406
  153,081,940              JPY for
    1,210,000              EUR                 5/6/04          1,450,407**      1,387,265**             (63,142)
1,220,466,680              JPY                 5/6/04         11,340,000       11,060,161              (279,839)
  749,748,699              JPY                8/12/04          6,883,222        6,817,843               (65,380)
   22,609,005              SEK                 5/6/04          2,971,422        2,959,331               (12,091)
    6,864,554              SGD                 5/6/04          4,028,430        4,034,626                 6,196
---------------------------------------------------------------------------------------------------------------
                                                         $   101,806,614    $ 100,375,217        $   (1,431,397)
---------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                           SETTLEMENT         SETTLEMENT        VALUE AT           APPRECIATION
           CONTRACTS TO SELL                     DATE        VALUE (USD)    4/30/04 (USD)  (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
    9,921,825              AUD                 5/6/04    $     7,236,279    $   7,163,756        $       72,523
    9,530,081              CHF                 5/6/04          7,594,036        7,350,395               243,641
    9,653,085              CHF                8/12/04          7,472,296        7,463,795                 8,501
   16,006,328              EUR                 5/6/04         19,304,599       19,186,519               118,080
    2,240,000              EUR                8/12/04          2,648,531        2,678,480               (29,949)
    6,711,579              GBP                 5/6/04         12,043,606       11,899,697               143,909
    1,188,998              GBP                8/12/04          2,100,961        2,089,578                11,383
   43,064,598              HKD                 5/6/04          5,551,452        5,521,494                29,958
   46,539,644              HKD                8/12/04          5,978,962        5,978,332                   630
1,104,196,260              JPY                 5/6/04         10,095,972       10,006,490                89,482
   99,832,880              JPY                8/12/04            920,000          907,831                12,169
   22,609,005              SEK                 5/6/04          3,087,932        2,959,331               128,601
   13,043,805              SEK                8/12/04          1,704,961        1,702,873                 2,088
    6,864,554              SGD                 5/6/04          4,062,055        4,034,626                27,429
    4,249,830              SGD                8/12/04          2,501,739        2,501,053                   686
---------------------------------------------------------------------------------------------------------------
                                                         $    92,303,381    $  91,444,250        $      859,131
---------------------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the settlement value is the market value at 4/30/04 of the currency being sold, and the value at 4/30/04 is the market value at 4/30/04 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 97.9%

                  ARGENTINA -- 2.5%
         96,201   Quilmes Industrial SA, ADR*                          $     1,754,706

                  BRAZIL -- 12.6%
         99,321   Cia de Bebidas das Americas,
                  ADR                                                        1,863,263
         29,787   Cia Vale do Rio Doce, ADR                                  1,164,374
         61,376   Empresa Brasileira de
                  Aeronautica SA, ADR                                        1,583,501
         23,611   Petroleo Brasileiro SA
                  (Common), ADR                                                682,358
         87,083   Petroleo Brasileiro SA
                  (Preferred), ADR                                           2,172,721
         74,517   Uniao de Bancos Brasileiros SA,
                  ADR                                                        1,460,533
                  --------------------------------------------------------------------
                                                                             8,926,750
                  --------------------------------------------------------------------

                  CHILE -- 2.0%
        127,400   Cia de Telecomunicaciones de
                  Chile SA, ADR                                              1,445,990

                  CHINA -- 2.6%
      5,241,771   PICC Property &
                  Casualty Co., LTD, Class H*                                1,831,307

                  EGYPT -- 3.4%
        123,484   Orascom Telecom Holding SAE*                               2,372,788

                  HUNGARY -- 2.3%
         16,017   Gedeon Richter LTD, ADR, #                                 1,629,030

                  INDIA -- 3.3%
         18,118   Dr. Reddy's Laboratories LTD, ADR                            355,113
         76,999   Reliance Industries LTD, GDR, #                            1,982,724
                  --------------------------------------------------------------------
                                                                             2,337,837
                  --------------------------------------------------------------------

                  INDONESIA -- 6.7%
      1,801,000   Bank Central Asia TBK PT (f)                                 795,454
      8,858,500   Bank Rakyat Indonesia*                                     1,740,026
        122,109   Telekomunikasi Indonesia
                  TBK PT, ADR                                                2,210,172
                  --------------------------------------------------------------------
                                                                             4,745,652
                  --------------------------------------------------------------------

                  MALAYSIA -- 2.1%
      5,648,000   Star Cruises LTD*                                    $     1,480,047

                  MEXICO -- 5.5%
        410,875   Alfa SA de CV, Class A (l)                                 1,351,118
         50,605   America Movil SA de CV, Ser. L,
                  ADR                                                        1,710,449
         34,566   Grupo Elektra SA de CV, ADR                                  815,412
                  --------------------------------------------------------------------
                                                                             3,876,979
                  --------------------------------------------------------------------

                  PHILIPPINES -- 3.0%
     19,014,281   SM Prime Holdings, Inc. (f)                                2,097,604

                  POLAND -- 0.5%
         32,211   Agora SA* (f)                                                381,690

                  RUSSIA -- 4.5%
         13,106   Mobile Telesystems, ADR                                    1,414,924
         19,587   Vimpel-Communications, ADR*                                1,758,129
                  --------------------------------------------------------------------
                                                                             3,173,053
                  --------------------------------------------------------------------

                  SOUTH AFRICA -- 10.6%
        249,027   Alexander Forbes LTD                                         360,496
        202,090   Discovery Holdings LTD*                                      402,364
      1,054,002   FirstRand LTD (f)                                          1,450,406
        189,856   Nedcor LTD                                                 1,632,386
        131,820   Sappi LTD (f)                                              1,781,983
      1,517,824   Steinhoff International Holdings
                  LTD                                                        1,887,393
                  --------------------------------------------------------------------
                                                                             7,515,028
                  --------------------------------------------------------------------

                  SOUTH KOREA -- 21.8%
         40,820   Daelim Industrial Co., LTD (f)                             1,503,291
         46,106   Kookmin Bank* (f)                                          1,704,605
         56,850   KT&G Corp.                                                 1,443,840
         15,400   Kumgang Korea
                  Chemical Co., LTD (f)                                      1,565,390
         12,375   Samsung Electronics Co., LTD (f)                           5,799,373
          6,430   Shinsegae Co., LTD (f)                                     1,441,025
         94,963   SK Telecom Co., LTD, ADR                                   1,918,252
                  --------------------------------------------------------------------
                                                                            15,375,776
                  --------------------------------------------------------------------

                  TAIWAN -- 11.3%
        348,020   Hon Hai Precision
                  Industry Co., LTD (f)                                      1,356,800

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                   SEMI-ANNUAL REPORT APRIL 2004

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)


SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TAIWAN -- CONTINUED
        813,000   Quanta Computer, Inc. (f)                            $     1,700,507
      1,095,542   Synnex Technology
                  International Corp. (f)                                    1,681,234
        999,399   Taiwan Semiconductor
                  Manufacturing Co., LTD* (f)                                1,697,764
        981,785   Tong Yang Industry (f)                                     1,566,262
                  --------------------------------------------------------------------
                                                                             8,002,567
                  --------------------------------------------------------------------

                  TURKEY -- 3.2%
     62,084,000   Anadolu Efes Biracilik Ve Malt
                  Sanayii AS                                                   870,970
    647,756,000   Yapi ve Kredi Bankasi AS* (f)                              1,371,608
                  --------------------------------------------------------------------
                                                                             2,242,578
                  --------------------------------------------------------------------
                  Total Common Stocks                                       69,189,382
                  (Cost $66,934,712)
                  --------------------------------------------------------------------

                  PREFERRED STOCKS -- 1.9%
                  BRAZIL -- 1.9%
     12,172,028   Banco Itau Holding Financeira SA                             965,667
        383,694   Itausa Investimentos Itau SA                                 371,065
                  --------------------------------------------------------------------
                  Total Preferred Stocks                                     1,336,732
                  (Cost $1,044,678)
                  --------------------------------------------------------------------

                  RIGHTS -- 0.2%
                  BRAZIL -- 0.0% ^
          7,050   Itausa Investimentos Itau SA,
                  expires 5/28/04*                                     $         6,818

                  SOUTH AFRICA -- 0.2%
         79,106   Nedcor LTD, expires 5/7/04*                                  169,328
                  --------------------------------------------------------------------
                  Total Rights                                                 176,146
                  (Cost $0)
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%                          $    70,702,260
                  (COST $67,979,390)
                  --------------------------------------------------------------------

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUND (c)
      1,500,000   Aim Short Term Investment Co.                        $     1,500,000
                  --------------------------------------------------------------------
                                                                       $     1,500,000
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                                                % OF INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------
Telecommunications                                                                                 14.8%
Banking                                                                                            13.9
Electronics/Electrical Equipment                                                                    8.2
Computers/Computer Hardware                                                                         6.7
Food/Beverage Products                                                                              6.4
Chemicals                                                                                           5.0
Oil & Gas                                                                                           4.0
Telecommunications Equipment                                                                        3.4
Retailing                                                                                           3.2
Insurance                                                                                           3.2
Financial Services                                                                                  3.1
Real Estate                                                                                         3.0
Pharmaceuticals                                                                                     2.8
Consumer Products                                                                                   2.7
Paper/Forest Products                                                                               2.5
Semi-Conductors                                                                                     2.4
Aerospace                                                                                           2.2
Automotive                                                                                          2.2
Construction                                                                                        2.1
Entertainment/Leisure                                                                               2.1
Agricultural Production/Services                                                                    2.0
Diversified                                                                                         1.9
Metals/Mining                                                                                       1.6
Multi-Media                                                                                         0.6
------------------------------------------------------------------------------------------------------------------
Total                                                                                             100.0%
------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING ASIA EQUITY FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 99.7%

                  CHINA -- 4.3%
        704,000   Aluminium Corp. of
                  China LTD (f)                                        $       400,402
      1,446,000   China Petroleum & Chemical
                  Corp., Class H (f)                                           497,014
      1,644,000   China Telecom Corp., LTD,
                  Class H (f)                                                  484,309
        894,000   PetroChina Co., LTD, Class H (f)                             386,176
        250,000   Yanzhou Coal Mining Co., LTD (f)                             232,530
                  --------------------------------------------------------------------
                                                                             2,000,431
                  --------------------------------------------------------------------

                  HONG KONG (CHINA) -- 20.8%
        170,000   Bank of East Asia LTD (f)                                    493,430
        150,000   Cheung Kong Holdings LTD (f)                               1,137,819
        464,000   China Merchants Holdings
                  International Co., LTD (f)                                   541,894
        400,000   China Mobile Hong Kong LTD (f)                             1,049,899
      1,200,000   CITIC International Financial
                  Holdings LTD (f)                                             476,563
        903,000   CNOOC LTD (f)                                                324,641
        356,000   Cosco Pacific LTD (f)                                        452,116
        150,000   Esprit Holdings LTD (f)                                      613,083
         75,000   Hutchison Whampoa LTD (f)                                    500,354
        500,000   Hysan Development Co., LTD (f)                               819,903
        250,000   Li & Fung LTD (f)                                            385,451
      1,513,200   New World China Land LTD (f)                                 333,335
        125,000   Sun Hung Kai Properties LTD (f)                            1,064,988
      1,800,000   TCL International Holdings LTD (f)                           659,226
        750,000   Wheelock & Co., LTD (f)                                      906,646
                  --------------------------------------------------------------------
                                                                             9,759,348
                  --------------------------------------------------------------------

                  INDIA -- 3.6%
         60,000   Gujarat Ambuja Cements, GDR                                  435,600
         30,000   Larsen & Toubro LTD, GDR                                     735,000
         20,000   Reliance Industries LTD, GDR, #                              515,000
                  --------------------------------------------------------------------
                                                                             1,685,600
                  --------------------------------------------------------------------

                  INDONESIA -- 5.8%
        750,000   Astra International TBK PT (f)                               483,034
      3,982,500   Bank Mandiri Persero TBK PT (f)                              651,610
     11,147,000   Bumi Resources TBK PT (f)                                    598,912
        276,000   Gudang Garam TBK PT (f)                                      455,309
        570,500   Telekomunikasi Indonesia
                  TBK PT (f)                                                   517,971
                  --------------------------------------------------------------------
                                                                             2,706,836
                  --------------------------------------------------------------------

                  MALAYSIA -- 7.2%
        900,000   Commerce Asset Holdings
                  BHD (f)                                              $     1,179,601
        120,000   Genting BHD (f)                                              519,545
        220,000   IOI Corp., BHD (f)                                           523,026
        200,000   Malaysia International
                  Shipping Corp., BHD (f)                                      659,399
        200,000   Resorts World BHD (f)                                        522,816
                  --------------------------------------------------------------------
                                                                             3,404,387
                  --------------------------------------------------------------------

                  SINGAPORE -- 6.3%
        750,000   CapitaLand LTD (f)                                           705,647
        150,000   City Developments LTD (f)                                    529,834
         92,000   DBS Group Holdings LTD (f)                                   768,478
        180,000   Keppel Corp., LTD (f)                                        749,454
         20,000   Venture Corp., LTD (f)                                       222,542
                  --------------------------------------------------------------------
                                                                             2,975,955
                  --------------------------------------------------------------------

                  SOUTH KOREA -- 26.1%
         55,200   Daishin Securities Co., LTD* (f)                             737,940
          9,370   Halla Climate Control (f)                                    750,446
         56,500   Hana Bank (f)                                              1,207,941
         28,000   Hyundai Heavy Industries (f)                                 638,419
         10,000   Kookmin Bank* (f)                                            369,714
         31,000   Korea Electric Power Corp. (f)                               504,738
            320   Lotte Chilsung
                  Beverage Co., LTD (f)                                        188,098
          9,600   NCSoft Corp.* (f)                                            677,507
         10,200   POSCO (f)                                                  1,240,668
            180   S-Oil Corp.                                                    7,179
          9,750   Samsung Electronics Co., LTD (f)                           4,569,203
          4,000   SK Telecom Co., LTD (f)                                      674,676
        100,000   Ssangyong Motor Co.* (f)                                     720,728
                  --------------------------------------------------------------------
                                                                            12,287,257
                  --------------------------------------------------------------------

                  TAIWAN -- 19.3%
        900,000   Bank of Kaohsiung (f)                                        588,128
        650,000   Cathay Financial
                  Holding Co., LTD (f)                                       1,143,211
        450,000   Chinatrust Financial
                  Holding Co. (f)                                              479,602
        600,000   CMC Magnetics Corp.* (f)                                     493,484
        178,000   Hon Hai Precision Industry Co.,
                  LTD (f)                                                      693,955

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  TAIWAN -- CONTINUED
      1,000,000   Hung Poo Real Estate
                  Development Corp.* (f)                               $       685,703
        100,000   MediaTek, Inc. (f)                                           947,456
        250,000   Quanta Computer, Inc. (f)                                    522,911
        300,000   Synnex Technology
                  International Corp. (f)                                      460,384
        624,800   Taiwan Semiconductor
                  Manufacturing Co., LTD* (f)                                1,061,401
        600,000   United
                  Microelectronics Corp.* (f)                                  533,244
      1,049,000   Vanguard International
                  Semiconductor Corp.* (f)                                     468,754
        900,000   Winbond Electronics Corp.* (f)                               466,701
        955,000   Yageo Corp.* (f)                                             514,316
                  --------------------------------------------------------------------
                                                                             9,059,250
                  --------------------------------------------------------------------

                  THAILAND -- 6.3%
        331,400   Bangkok Bank PCL* (f)                                $       803,709
        749,000   Kasikornbank PCL* (f)                                        898,558
        120,000   Siam Cement PCL (f)                                          639,809
        801,400   Thoresen Thai Agencies PCL                                   640,960
                  --------------------------------------------------------------------
                                                                             2,983,036
                  --------------------------------------------------------------------
                  Total Common Stocks                                       46,862,100
                  (Cost $44,773,420)
                  --------------------------------------------------------------------

                  WARRANT -- 0.3%
                  THAILAND -- 0.3%
        170,000   Thoresen Thai Agencies PCL*                                  131,717
                  (Cost $32,500)
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%                          $    46,993,817
                  (COST $44,805,920)
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                             % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Banking                                                         16.8%
Real Estate                                                     13.2
Electronics/Electrical Equipment                                11.3
Semi-Conductors                                                  7.4
Computers/Computer Hardware                                      4.6
Consumer Products                                                3.8
Telecommunications                                               3.7
Diversified                                                      2.7
Steel                                                            2.6
Metals/Mining                                                    2.6
Oil & Gas                                                        2.6
Insurance                                                        2.4
Retailing                                                        2.3
Construction Materials                                           2.3
Telecommunications Equipment                                     2.1
Agricultural Production/Services                                 2.1
Transportation                                                   1.6
Financial Services                                               1.6
Machinery & Engineering Equipment                                1.6
Automotive                                                       1.5
Internet Services/Software                                       1.4
Shipping/Transportation                                          1.4
Construction                                                     1.4
Consumer Services                                                1.2
Entertainment/Leisure                                            1.1
Hotels/Other Lodging                                             1.1
Chemicals                                                        1.1
Utilities                                                        1.1
Business Services                                                1.0
Food/Beverage Products                                           0.4
--------------------------------------------------------------------------------
Total                                                          100.0%
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS               AS OF APRIL 30, 2004          (Unaudited)

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 100.0%

                  COMMON STOCKS -- 99.9%

                  AUSTRALIA -- 1.9%
        998,100   BHP Billiton LTD (f)                                 $     8,163,459
        599,669   News Corp., LTD (f) (l)                                    5,465,748
        518,178   Woodside Petroleum LTD (f)                                 6,171,262
                  --------------------------------------------------------------------
                                                                            19,800,469
                  --------------------------------------------------------------------

                  BELGIUM -- 1.9%
        685,520   Dexia (f)                                                 11,186,035
        380,090   Fortis (f) (l)                                             8,215,210
                  --------------------------------------------------------------------
                                                                            19,401,245
                  --------------------------------------------------------------------

                  BRAZIL -- 0.7%
        147,447   Cia Vale do Rio Doce, ADR                                  6,708,839

                  FINLAND -- 1.3%
        980,656   Nokia OYJ (f)                                             13,715,720

                  FRANCE -- 11.4%
        632,054   AXA (f)                                                   13,118,455
        263,546   BNP Paribas (f) (l)                                       15,701,780
        348,322   Compagnie de
                  Saint-Gobain (f)                                          17,440,780
        225,072   Dassault Systemes SA (f)                                   9,081,722
         38,391   Imerys SA (f)                                              8,701,683
        111,000   Lafarge SA (f)                                             9,192,460
        234,227   Total SA (f)                                              43,114,268
                  --------------------------------------------------------------------
                                                                           116,351,148
                  --------------------------------------------------------------------

                  GERMANY -- 6.6%
        129,830   BASF AG (f) (l)                                            6,659,583
        342,692   Bayerische Motoren
                  Werke AG (f) (l)                                          14,623,711
        139,383   Deutsche Bank AG (f)                                      11,388,485
        524,514   Deutsche Post AG (f)                                      11,491,645
        168,080   Schering AG (f) (l)                                        8,772,500
        198,001   Siemens AG (f)                                            14,105,960
                  --------------------------------------------------------------------
                                                                            67,041,884
                  --------------------------------------------------------------------

                  HONG KONG -- 0.7%
        881,000   Cheung Kong Holdings LTD (f)                               6,682,795

                  IRELAND -- 0.8%
        675,500   Bank of Ireland (f)                                        8,192,413

                  ITALY -- 5.0%
      1,947,079   ENI-Ente Nazionale
                  Idrocarburi SPA (f)                                  $    39,556,670
      5,070,945   Telecom Italia SPA* (l)                                   11,767,575
                  --------------------------------------------------------------------
                                                                            51,324,245
                  --------------------------------------------------------------------

                  JAPAN -- 20.5%
        396,000   Canon, Inc. (f)                                           20,536,171
        417,800   Chugai Pharmaceutical
                  Co., LTD (f)                                               6,308,381
        379,000   Daikin Industries LTD (f)                                  8,769,938
        127,900   Fanuc LTD (f)                                              7,698,270
         43,000   Hirose Electric Co., LTD (f)                               4,859,579
        351,600   Honda Motor Co., LTD (f)                                  14,012,007
        125,200   Hoya Corp. (f)                                            13,388,259
        377,000   Kao Corp. (f)                                              8,946,578
        516,000   Matsushita Electric
                  Industrial Co., LTD (f)                                    7,542,946
        679,000   Mitsubishi Corp. (f)                                       6,396,136
          1,310   Mitsubishi Tokyo Financial
                  Group, Inc. (f)                                           11,523,832
      1,786,000   Nikko Cordial Corp. (f)                                    9,937,925
         84,200   Nintendo Co., LTD (f)                                      7,847,292
          1,532   Nippon Telegraph &
                  Telephone Corp. (f)                                        7,979,311
            932   Nippon Unipac Holding (f)                                  4,581,345
          3,073   NTT DoCoMo, Inc. (f)                                       6,019,225
             60   ORIX Corp. (f)                                                 6,287
        212,500   Secom Co., LTD (f)                                         8,983,659
        435,000   Sharp Corp. (f) (l)                                        7,751,789
        188,800   Shin-Etsu Chemical
                  Co., LTD (f)                                               7,508,303
         70,600   SMC Corp. (f)                                              7,971,403
      1,383,000   Sumitomo Corp. (f)                                        10,495,934
        134,400   Takeda Chemical
                  Industries LTD (f)                                         5,373,211
        101,910   Takefuji Corp. (f) (l)                                     6,429,347
        246,700   Yamanouchi Pharmaceutical
                  Co., LTD (f)                                               8,158,358
                  --------------------------------------------------------------------
                                                                           209,025,486
                  --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES            ISSUER                                                         VALUE
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                  MEXICO -- 0.5%
        111,300   Fomento Economico
                  Mexicano SA de CV, ADR                               $     4,866,036

                  RUSSIA -- 0.5%
        106,199   YUKOS, ADR                                                 4,757,715

                  SOUTH KOREA -- 2.0%
        163,370   POSCO, ADR                                                 5,023,628
         31,350   Samsung Electronics Co.,
                  LTD, GDR                                                   7,315,111
         17,110   Samsung Electronics Co.,
                  LTD, GDR, #                                                4,061,137
        217,430   SK Telecom Co., LTD, ADR                                   4,392,086
                  --------------------------------------------------------------------
                                                                            20,791,962
                  --------------------------------------------------------------------

                  SPAIN -- 2.4%
        308,786   Altadis SA (f) (l)                                         8,694,872
        278,703   Banco Popular
                  Espanol (f) (l)                                           15,328,342
                  --------------------------------------------------------------------
                                                                            24,023,214
                  --------------------------------------------------------------------

                  SWITZERLAND -- 10.1%
        182,100   Adecco SA* (f)                                             8,020,206
        217,230   Holcim LTD (f)                                            11,157,329
         69,340   Nestle SA (f) (l)                                         17,489,274
        483,170   Novartis AG (f)                                           21,566,566
        185,390   Roche Holding AG (f) (l)                                  19,368,591
        197,900   UBS AG (f) (l)                                            14,012,155
         74,969   Zurich Financial Services
                  AG (f) (l)                                                11,769,766
                  --------------------------------------------------------------------
                                                                           103,383,887
                  --------------------------------------------------------------------

                  THE NETHERLANDS -- 5.5%
        670,385   ABN AMRO Holding NV (f) (l)                               14,424,066
        408,778   ING Groep NV (f) (l)                                       8,665,577
        517,403   Koninklijke Philips
                  Electronics NV (f) (l)                                    13,900,237
        678,830   Reed Elsevier NV (f) (l)                                   9,498,184
        554,680   Wolters Kluwer NV (f) (l)                                  9,283,991
                  --------------------------------------------------------------------
                                                                            55,772,055
                  --------------------------------------------------------------------

                  UNITED KINGDOM -- 28.1%
      1,172,860   Allied Domecq PLC (f)                                $     9,250,246
        818,536   Aviva PLC (f)                                              7,950,832
      2,088,212   Barclays PLC (f)                                          18,742,923
      2,298,130   BG Group PLC (f)                                          13,238,554
      2,143,940   Centrica PLC (f)                                           8,279,698
      1,080,715   Compass Group PLC (f)                                      6,770,751
        718,462   GKN PLC (f)                                                2,909,696
      1,236,416   GlaxoSmithKline PLC (f)                                   25,482,497
      2,083,200   HSBC Holdings PLC (Hong
                  Kong Registered Shares) (f)                               30,165,284
        703,245   Intercontinental Hotels
                  Group PLC (f)                                              6,567,897
      1,862,430   Kingfisher PLC (f)                                         9,313,113
      2,627,021   Morrison (WM.)
                  Supermarkets (f)                                          11,133,943
      1,401,286   National Grid Transco PLC (f)                             10,613,088
        625,750   Reckitt Benckiser PLC (f)                                 16,229,126
        463,420   Royal Bank of Scotland
                  Group PLC (f)                                             13,842,981
        633,187   Schroders PLC (Non-Voting
                  Shares) (f)                                                6,254,885
        110,000   Schroders PLC (f)                                          1,226,999
        516,060   Standard Chartered PLC (f)                                 7,865,510
      4,344,103   Tesco PLC (f)                                             19,083,018
        841,906   The British Land Co., PLC (f)                              9,674,889
     14,861,185   Vodafone Group PLC (f)                                    35,943,781
      1,143,630   Wolseley PLC (f)                                          16,671,260
                  --------------------------------------------------------------------
                                                                           287,210,971
                  --------------------------------------------------------------------
                  Total Common Stocks                                    1,019,050,084
                  (Cost $874,687,147)
                  --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.1%

                  FRANCE -- 0.1%
$        31,890   AXA SA, 0.00%, 12/21/04*                                     639,174
                  (Cost $472,793)
                  --------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100.0%                          $ 1,019,689,258
                  (COST $875,159,940)
                  --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES            COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------------
                  MONEY MARKET FUNDS (c)
     22,844,685   Merrill Lynch Premier Fund                           $    22,844,685
     12,516,435   Aim Short Term
                  Investment Co.                                            12,516,435
                  --------------------------------------------------------------------
                                                                       $    35,361,120
                  --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT (c)
$   133,000,000   Barclays Capital, Inc., 1.04%,
                  due 04/30/04, dated
                  05/03/04, proceeds
                  $133,011,527, secured by
                  U.S. Government Agency
                  Securities                                           $   133,000,000
                  --------------------------------------------------------------------
                                                                       $   168,361,120
                  --------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                   % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------------
Banking                                                                16.9%
Oil & Gas                                                              10.5
Pharmaceuticals                                                         9.3
Telecommunications                                                      7.8
Electronics/Electrical Equipment                                        5.8
Food/Beverage Products                                                  5.6
Construction Materials                                                  5.4
Insurance                                                               4.1
Consumer Products                                                       3.3
Distribution                                                            3.3
Financial Services                                                      3.2
Automotive                                                              3.1
Office/Business Equipment                                               2.0
Retailing                                                               2.0
Utilities                                                               1.9
Real Estate                                                             1.6
Metals/Mining                                                           1.5
Multi-Media                                                             1.4
Chemicals                                                               1.4
Diversified                                                             1.4
Health Care/Health Care Services                                        1.3
Transportation                                                          1.1
Semi-Conductors                                                         1.1
Other (below 1%)                                                        5.0
--------------------------------------------------------------------------------------
Total                                                                 100.0%
--------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations

*     -- Non-income producing security.
#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
+     -- All or a portion of this security is segregated with the custodian for forward foreign currency contracts.
@     -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
^     -- Amount rounds to less than 0.1%.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(f) -- Fair valued investment. The following are approximately the market value and percentage of the investments that are fair valued:

         FUND                                        MARKET VALUE     PERCENTAGE
         ----                                        ------------     ----------
         Fleming Intrepid European Fund              $  88,490,172         94.29%
         Fleming Japan Fund                          $  16,595,391         81.26%
         Fleming International Growth Fund           $   3,933,801         91.44%
         Fleming International Value Fund            $  38,654,249         89.80%
         Fleming International Opportunities Fund    $ 152,905,641         87.89%
         Fleming Emerging Markets Equity Fund        $  27,894,996         39.45%
         Fleming Asia Fund                           $  44,528,361         94.75%
         Fleming International Equity Fund           $ 970,157,957         95.14%

(i)   -- Security is considered illiquid and may be difficult to sell.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
(W/I) -- When Issued.
ADR   -- American Depositary Receipt.
AUD   -- Australian Dollar.
CHF   -- Swiss Franc.
DKK   -- Danish Krone.
EUR   -- Euro.
GBP   -- Great Britain Pound.
GDR   -- Global Depositary Receipt.
HKD   -- Hong Kong Dollar.
JPY   -- Japanese Yen.
NOK   -- Norwegian Krone.
SEK   -- Swedish Krona.
Ser.  -- Series.
SGD   -- Singapore Dollar.
USD   -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS
AND LIABILITIES                 AS OF APRIL 30, 2004                 (Unaudited)

                                                            INTREPID
                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
ASSETS
Investments in non-affiliates, at value              $    93,845,696   $    20,421,625   $     4,301,991   $    41,892,835
Investments in affiliates, at value                               --                --                --         1,150,641
--------------------------------------------------------------------------------------------------------------------------
Total investment securities, at value                     93,845,696        20,421,625         4,301,991        43,043,476
--------------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                17,567,200         1,132,264                --         2,973,500
Cash                                                         561,104         1,983,541            22,172           100,208
Foreign currency, at value                                 1,211,981                --             2,372           184,197
Receivables:
    Investment securities sold                            14,400,945         1,263,396                --           818,879
    Fund shares sold                                         748,010           258,879                --            55,926
    Interest and dividends                                   200,811            57,433            14,800           261,489
    Foreign tax reclaim                                       95,043                --             7,179           515,610
    Unrealized appreciation on forward
    foreign currency exchange contracts                           --                --                --           365,848
    Securities lending (net)                                   6,397               141                --             9,298
    Expense reimbursements                                       986                --            12,672             3,191
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                             128,638,173        25,117,279         4,361,186        48,331,622
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                       10,782,625         2,578,195                --           439,380
    Collateral for securities
    lending program                                       17,567,200         1,132,264                --         2,973,500
    Fund shares redeemed                                     434,774            85,773                --             1,426
    Unrealized depreciation on forward
    foreign currency exchange contracts                           --                --                --           529,548
    Variation margin                                              --                --                --            18,741
Accrued liabilities:
    Investment advisory fees                                  34,640                --                --            13,262
    Shareholder servicing fees                                14,459                --                --             3,656
    Distribution fees                                         17,036               424             1,283               258
    Custodian fees                                           162,134            81,943             4,547            49,908
    Trustees' fees - deferred
    compensation plan                                          2,846               474                92               579
    Other                                                     87,590            60,588            19,081            51,751
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         29,103,304         3,939,661            25,003         4,082,009
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $    99,534,869   $    21,177,618   $     4,336,183   $    44,249,613
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                            INTREPID
                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
NET ASSETS
Paid in capital                                           93,315,462        20,326,659         4,994,083        66,075,006
Accumulated undistributed
(overdistributed) net investment income                      213,781           (16,112)           (8,920)          (21,551)
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                      2,759,978          (262,233)       (1,183,017)      (29,173,124)
Net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                          3,245,648         1,129,304           534,037         7,369,282
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $    99,534,869   $    21,177,618   $     4,336,183   $    44,249,613
--------------------------------------------------------------------------------------------------------------------------
    Class A                                          $    33,872,296   $    20,514,324   $     3,474,821   $        81,300
    Class B                                          $    11,962,512   $       663,294   $       861,362   $       379,337
    Class C                                          $     3,075,703   $            --   $            --   $            --
    Institutional                                    $    32,018,318   $            --   $            --   $    26,610,730
    Select                                           $    18,606,040   $            --   $            --   $    17,178,246
--------------------------------------------------------------------------------------------------------------------------
Total                                                $    99,534,869   $    21,177,618   $     4,336,183   $    44,249,613
--------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized)
    Class A                                                1,853,579         2,758,948           407,635             8,293
    Class B                                                  691,461            93,966           102,422            39,236
    Class C                                                  177,981                --                --                --
    Institutional                                          1,728,031                --                --         2,708,418
    Select                                                 1,012,788                --                --         1,751,936
Net Asset Value:
    Class A (and redemption price)                   $         18.27   $          7.44   $          8.52   $          9.80
    Class B*                                         $         17.30   $          7.06   $          8.41   $          9.67
    Class C*                                         $         17.28   $            --   $            --   $            --
    Institutional (and redemption price)             $         18.53   $            --   $            --   $          9.83
    Select (and redemption price)                    $         18.37   $            --   $            --   $          9.81
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $         19.38   $          7.88   $          9.04   $         10.40
Cost of investments                                  $    90,604,182   $    19,295,310   $     3,768,801   $    35,650,698
--------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                             $     1,211,678   $            --   $         2,372   $       184,176
--------------------------------------------------------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL          EMERGING
                                                       OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY     INTERNATIONAL
                                                                FUND              FUND              FUND       EQUITY FUND
ASSETS
Investments in non-affiliates, at value              $   173,176,499   $    70,702,260   $    46,993,817   $ 1,019,689,258
Investments in affiliates, at value                          800,294                --                --                --
--------------------------------------------------------------------------------------------------------------------------
Total investment securities, at value                    173,976,793        70,702,260        46,993,817     1,019,689,258
--------------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                19,227,948         1,500,000                --       168,361,120
Cash                                                         691,005           456,549         1,310,172        38,673,355
Foreign currency, at value                                   325,306           977,176           111,545         1,248,178
Receivables:
    Investment securities sold                             2,075,621                --           665,932         4,657,051
    Fund shares sold                                         316,882            44,556             2,767         2,245,301
    Interest and dividends                                   757,254           122,384            91,290         4,107,202
    Foreign tax reclaim                                      639,061             1,048                --           435,033
    Unrealized appreciation on forward
    foreign currency exchange contracts                      961,803                --                --                --
    Securities lending (net)                                   7,196             1,179                --            30,611
    Expense reimbursements                                        --             2,152               162                --
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                             198,978,869        73,807,304        49,175,685     1,239,447,109
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                        2,082,214            46,840                --                --
    Collateral for securities
    lending program                                       19,227,948         1,500,000                --       168,361,120
    Fund shares redeemed                                     415,716            55,202           174,486           394,821
    Unrealized depreciation on forward
    foreign currency exchange contracts                    1,534,069                --                --                --
Accrued liabilities:
    Investment advisory fees                                  91,320            53,812            29,719           717,498
    Administration fees                                       15,220                --                --            89,689
    Shareholder servicing fees                                11,647             5,213             8,092            90,493
    Distribution fees                                          3,524               335                51            11,607
    Custodian fees                                            95,642            98,720            77,693           184,821
    Trustees' fees - deferred
    compensation plan                                          3,765               439               118            13,438
    Other                                                     86,515            53,302            64,108            92,983
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         23,567,580         1,813,863           354,267       169,956,470
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $   175,411,289   $    71,993,441   $    48,821,418   $ 1,069,490,639
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL          EMERGING
                                                       OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY     INTERNATIONAL
                                                                FUND              FUND              FUND       EQUITY FUND
NET ASSETS
Paid in capital                                          278,034,061       169,249,344        46,191,757       954,572,291
Accumulated undistributed
(overdistributed) net investment income                     (705,741)           49,009           (42,843)        1,711,291
Accumulated net realized gain (loss)
on investments, futures and foreign
exchange transactions                                   (132,902,043)     (100,024,348)          484,985       (31,248,935)
Net unrealized appreciation
(depreciation) of investments and
foreign exchange translations                             30,985,012         2,719,436         2,187,519       144,455,992
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $   175,411,289   $    71,993,441   $    48,821,418   $ 1,069,490,639
--------------------------------------------------------------------------------------------------------------------------
    Class A                                          $    12,025,683   $       971,078   $       256,699   $    41,905,803
    Class B                                          $     1,393,370   $       193,088   $            --   $       508,019
    Class C                                          $            --   $            --   $            --   $     4,209,432
    Institutional                                    $   127,971,260   $    47,485,052   $    20,335,898   $            --
    Select                                           $    34,020,976   $    23,344,223   $    28,228,821   $ 1,022,867,385
--------------------------------------------------------------------------------------------------------------------------
Total                                                $   175,411,289   $    71,993,441   $    48,821,418   $ 1,069,490,639
--------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized)
    Class A                                                1,228,358           116,911            14,585         1,639,520
    Class B                                                  143,380            23,330                --            19,960
    Class C                                                       --                --                --           165,698
    Institutional                                         12,890,950         5,636,934         1,152,581                --
    Select                                                 3,439,111         2,790,722         1,601,912        39,955,041
Net Asset Value:
    Class A (and redemption price)                   $          9.79   $          8.31   $         17.60   $         25.56
    Class B*                                         $          9.72   $          8.28   $            --   $         25.45
    Class C*                                         $            --   $            --   $            --   $         25.40
    Institutional (and redemption price)             $          9.93   $          8.42   $         17.64   $            --
    Select (and redemption price)                    $          9.89   $          8.36   $         17.62   $         25.60
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $         10.39   $          8.82   $         18.67   $         27.12
Cost of investments                                  $   142,499,002   $    67,979,390   $    44,805,920   $   875,159,940
--------------------------------------------------------------------------------------------------------------------------
Cost of foreign currency                             $       324,702   $       980,773   $       111,350   $     1,250,622
--------------------------------------------------------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS             FOR THE SIX MONTHS ENDED APRIL 30, 2004       (Unaudited)

                                                            INTREPID
                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
INVESTMENT INCOME
Interest                                             $        95,807   $         5,475   $            82   $       113,260
Dividend                                                     926,772            66,327            44,559           531,381
Dividend income from affiliated
investments*                                                      20                --                --             1,070
Securities lending (net)                                      24,583             1,364                --             4,659
Foreign tax withholding                                     (113,797)           (4,643)           (5,059)          (31,383)
--------------------------------------------------------------------------------------------------------------------------
Total investment income                                      933,385            68,523            39,582           618,987
--------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                     288,824            45,199            21,575           133,930
Administration fees                                           66,652             6,780             3,236            33,483
Shareholder servicing fees                                    94,797            11,300             5,394            35,365
Distribution fees                                            104,083            12,759             7,538             1,284
Custodian and accounting fees                                216,567            99,307            39,284            66,965
Interest expense                                                  --                --                --               306
Printing and postage                                          20,023             2,576             2,906             4,018
Professional fees                                             40,099            29,817            29,838            38,014
Registration fees                                             31,104            16,401            10,182            20,536
Transfer agent fees                                           94,143            18,855            18,300            34,782
Trustees' fees                                                   667                68                32               335
Other                                                          7,167             2,875             2,514             4,062
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                               964,126           245,937           140,799           373,080
--------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                          244,786            73,849            30,205           103,401
Less expense reimbursements                                    8,718            90,801            65,299            19,843
--------------------------------------------------------------------------------------------------------------------------
    Net expenses                                             710,622            81,287            45,295           249,836
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 222,763           (12,764)           (5,713)          369,151
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                            INTREPID
                                                            EUROPEAN             JAPAN     INTERNATIONAL     INTERNATIONAL
                                                                FUND              FUND       GROWTH FUND        VALUE FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                            6,356,645           592,082            89,901         6,968,053
    Futures                                                       --                --                --            38,678
    Foreign exchange contracts                              (181,616)           (2,523)           (9,590)          207,805
Change in net unrealized
appreciation (depreciation) of:
    Investments                                           (2,328,573)          818,073           303,832          (845,289)
    Futures                                                       --                --                --            39,336
    Foreign exchange translations                            (25,795)            3,562              (327)         (396,553)

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                      3,820,661         1,411,194           383,816         6,012,030
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $     4,043,424   $     1,398,430   $       378,103   $     6,381,181
--------------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                  $            --   $            --   $            --   $           216
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL          EMERGING
                                                       OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY     INTERNATIONAL
                                                                FUND              FUND              FUND       EQUITY FUND
INVESTMENT INCOME
Interest                                             $       110,711   $        27,119   $         3,534   $        26,498
Dividend                                                   2,071,059           892,380           428,060         9,910,043
Dividend income from affiliated
investments*                                                   7,040                --                --                --
Securities lending (net)                                      21,043             1,484                --           152,980
Foreign tax withholding                                     (207,004)          (54,122)          (42,789)         (724,415)
--------------------------------------------------------------------------------------------------------------------------
Total investment income                                    2,002,849           866,861           388,805         9,365,106
--------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                     547,345           384,269           238,184         4,681,951
Administration fees                                          136,837            57,641            35,728           702,298
Shareholder servicing fees                                   126,948            56,496            45,854         1,170,486
Distribution fees                                             20,273             1,136               477            50,617
Custodian and accounting fees                                120,587           153,690           104,852           313,367
Interest expense                                                 100               552                --                33
Printing and postage                                          16,255             6,917             2,988            43,035
Professional fees                                             39,225            39,194            39,519            45,922
Registration fees                                             22,523            25,362            24,726            46,818
Transfer agent fees                                           75,560            37,466            23,564            67,734
Trustees' fees                                                 1,369               576               357             7,025
Other                                                          8,209             4,803             4,058            16,217
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                             1,115,231           768,102           520,307         7,145,503
--------------------------------------------------------------------------------------------------------------------------
Less amounts waived                                          159,178           159,115           169,023         1,904,640
Less earnings credits                                             --                --                --                 4
Less expense reimbursements                                       --            13,972             7,223            15,013
--------------------------------------------------------------------------------------------------------------------------
    Net expenses                                             956,053           595,015           344,061         5,225,846
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               1,046,796           271,846            44,744         4,139,260
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL          EMERGING
                                                       OPPORTUNITIES    MARKETS EQUITY       ASIA EQUITY     INTERNATIONAL
                                                                FUND              FUND              FUND       EQUITY FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                           19,932,851        19,796,044(a)      3,465,019        (1,062,050)
    Futures                                                  143,425                --                --                --
    Foreign exchange contracts                             1,117,103          (129,823)           (6,272)          253,507
Change in net unrealized
appreciation (depreciation) of:
    Investments                                           (3,686,900)      (10,890,701)       (4,188,826)       75,418,529
    Futures                                                  (58,118)               --                --                --
    Foreign exchange translations                         (1,170,229)          (15,009)             (142)         (140,541)

Net realized and unrealized gain (loss)
on investments, futures and foreign
exchange transactions                                     16,278,132         8,760,511          (730,221)       74,469,445
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $    17,324,928   $     9,032,357   $      (685,477)  $    78,608,705
--------------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                  $         1,155   $            --   $            --   $            --
--------------------------------------------------------------------------------------------------------------------------

(a) Net of capital gains tax of $14,286.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                FOR THE PERIODS INDICATED               (Unaudited)

                                                           INTREPID EUROPEAN FUND                    JAPAN FUND
                                                     ---------------------------------   ---------------------------------
                                                             11/1/03              YEAR           11/1/03              YEAR
                                                             THROUGH             ENDED           THROUGH             ENDED
                                                             4/30/04          10/31/03           4/30/04          10/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $       222,763   $        94,089   $       (12,764)  $       (17,047)
Net realized gain (loss) on investments
and foreign exchange transactions                          6,175,029        11,301,614           589,559           494,196
Change in net unrealized appreciation
(depreciation) of investments
and foreign exchange translations                         (2,354,368)        4,340,131           821,635           338,655
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                        4,043,424        15,735,834         1,398,430           815,804
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                        (48,546)         (374,810)               --                --
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                       26,458,356          (782,686)       15,747,922         2,372,801
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   30,453,234        14,578,338        17,146,352         3,188,605
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       69,081,635        54,503,297         4,031,266           842,661
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $    99,534,869   $    69,081,635   $    21,177,618   $     4,031,266
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       213,781   $        39,564   $       (16,112)  $        (3,348)
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         INTERNATIONAL GROWTH FUND            INTERNATIONAL VALUE FUND
                                                     ---------------------------------   ---------------------------------
                                                     11/1/03 THROUGH        YEAR ENDED   11/1/03 THROUGH        YEAR ENDED
                                                             4/30/04          10/31/03           4/30/04          10/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $        (5,713)  $         8,801   $       369,151   $        42,152
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                         80,311          (253,809)        7,214,536         5,776,870
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                            303,505         1,029,572        (1,202,506)        4,185,551
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                          378,103           784,564         6,381,181        10,004,573
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                         (8,800)               --          (377,515)       (1,481,498)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                            4,891               500        (4,957,044)      (11,203,485)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                      374,194           785,064         1,046,622        (2,680,410)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                        3,961,989         3,176,925        43,202,991        45,883,401
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $     4,336,183   $     3,961,989   $    44,249,613   $    43,202,991
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $        (8,920)  $         5,593   $       (21,551)  $       (13,187)
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     INTERNATIONAL OPPORTUNITIES FUND       EMERGING MARKETS EQUITY FUND
                                                     ---------------------------------   ---------------------------------
                                                     11/1/03 THROUGH        YEAR ENDED   11/1/03 THROUGH        YEAR ENDED
                                                             4/30/04          10/31/03           4/30/04          10/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                $     1,046,796   $     1,928,013   $       271,846   $       748,728
Net realized gain (loss) on
investments, futures and foreign
exchange transactions                                     21,193,379       (13,994,625)       19,666,221           116,156
Change in net unrealized appreciation
(depreciation) of investments, futures
and foreign exchange translations                         (4,915,247)       51,670,007       (10,905,710)       25,081,896
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                       17,324,928        39,603,395         9,032,357        25,946,780
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                     (4,530,199)       (2,548,192)         (939,677)         (430,000)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                      (14,312,265)     (116,262,855)      (17,595,889)      (10,270,234)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   (1,517,536)      (79,207,652)       (9,503,209)       15,246,546
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                      176,928,825       256,136,477        81,496,650        66,250,104
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $   175,411,289   $   176,928,825   $    71,993,441   $    81,496,650
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $      (705,741)  $     2,777,662   $        49,009   $       716,840
--------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                             ASIA EQUITY FUND                INTERNATIONAL EQUITY FUND
                                                     ---------------------------------   ---------------------------------
                                                     11/1/03 THROUGH        YEAR ENDED   11/1/03 THROUGH       YEAR ENDED
                                                             4/30/04          10/31/03           4/30/04          10/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $        44,744   $       321,512   $     4,139,260   $     7,266,321
Net realized gain (loss) on investments
and foreign exchange transactions                          3,458,747        (1,710,646)         (808,543)      (10,745,295)
Change in net unrealized appreciation
(depreciation) of investments
and foreign exchange translations                         (4,188,968)        8,983,551        75,277,988       118,866,466
--------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                         (685,477)        7,594,417        78,608,705       115,387,492
--------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                       (414,178)               --        (4,060,721)       (6,762,429)
--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                       11,330,119         7,754,921       171,116,037       467,662,712
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   10,230,464        15,349,338       245,664,021       576,287,775
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                       38,590,954        23,241,616       823,826,618       247,538,843
--------------------------------------------------------------------------------------------------------------------------
End of period                                        $    48,821,418   $    38,590,954   $ 1,069,490,639   $   823,826,618
--------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       (42,843)  $       326,591   $     1,711,291   $     1,632,752
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("MFG"), J.P. Morgan Institutional Funds ("JPMIF") and J.P. Morgan Mutual Fund Select Group ("MFSG") (the "Trusts") were organized on May 11, 1987, November 4, 1992 and October 1, 1996, respectively, as Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. MFG and MFSG were formerly known as Mutual Fund Group and Mutual Fund Select Group, respectively. The name changes were effective May 1, 2003.

The following are eight separate portfolios of the Trusts (collectively, the "Funds"):

                                                     FUND  CLASSES OFFERED
           JPMorgan Fleming Intrepid European Fund ("EF")  Class A, Class B, Class C, Institutional and Select
                       JPMorgan Fleming Japan Fund ("JF")  Class A and Class B
       JPMorgan Fleming International Growth Fund ("IGF")  Class A and Class B
        JPMorgan Fleming International Value Fund ("IVF")  Class A, Class B, Institutional and Select
JPMorgan Fleming International Opportunities Fund ("IOF")  Class A, Class B, Institutional and Select
    JPMorgan Fleming Emerging Markets Equity Fund ("EMF")  Class A, Class B, Institutional and Select
                JPMorgan Fleming Asia Equity Fund ("AEF")  Class A, Institutional and Select
       JPMorgan Fleming International Equity Fund ("IEF")  Class A, Class B, Class C and Select

Prior to February 27, 2004, EF was formerly named JPMorgan Fleming European Fund. On September 12, 2003, Class B shares of AEF merged into Class A shares, and AEF Class B shares were closed.

EF, JF, IGF and AEF are separate series of MFG. IVF, IOF and EMF are separate series of JPMIF. IEF is a separate series of MFSG.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional and Select Classes. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more at the purchase date held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, each of the Funds applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2004, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2004, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolio of Investments.

E. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

F. SECURITIES ON LOAN -- All of the funds except IGF have been approved by the Board of Trustees for the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB", an affiliate of the Funds) acting as lending agent to certain borrowers. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At April 30, 2004, the market value of securities loaned and the amount of collateral received were as follows:

                  MARKET VALUE OF      MARKET VALUE OF
                SECURITIES LOANED  COLLATERAL RECEIVED
FUND
EF                  $  16,751,249       $   17,567,200
JF                      1,061,363            1,132,264
IVF                     2,824,816            2,973,500
IOF                    18,198,525           19,227,948
EMF                     1,312,895            1,500,000
IEF                   159,867,052          168,361,120

JPMCB as lending agent receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month from the Funds as detailed below:

FUND
EF                                           $   5,440
JF                                                 369
IVF                                              1,091
IOF                                              7,585
EMF                                                200
IEF                                             59,543

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMCB will indemnify each Fund from any loss resulting from a borrower's failure to return a loaned security when due.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date.

H. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular share class are charged directly to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

J. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, and pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. ("JPMIM" or advisor) acts as the investment advisor to the Funds. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                                                     INVESTMENT
                                                               ADVISORY FEE (%)
FUND
EF                                                                         0.65%
JF                                                                         1.00%
IGF                                                                        1.00%
IVF                                                                        0.60%
IOF                                                                        0.60%
EMF                                                                        1.00%
AEF                                                                        1.00%
IEF                                                                        1.00%

JPMIM, on behalf of EF, JF, IGF and IEF, has entered into an investment sub-advisory agreement with J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)"). JPMIM, on behalf of AEF, has entered into an investment sub-advisory agreement with JF International Management, Inc. ("JFIMI"). For its services as sub-advisor, JPMFAM (London) and JFIMI receive a portion of the fees payable to JPMIM.

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributor, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                       CLASS A  CLASS B  CLASS C
FUND
EF                                                        0.25     0.75     0.75
JF                                                        0.25     0.75      n/a
IGF                                                       0.25     0.75      n/a
IVF                                                       0.25     0.75      n/a
IOF                                                       0.25     0.75      n/a
EMF                                                       0.25     0.75      n/a
AEF                                                       0.25      n/a      n/a
IEF                                                       0.25     0.75     0.75

In addition, JPMFD is entitled to receive the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares.

The Distributor waived fees and reimbursed expenses as outlined in Note 3.F.

C. SHAREHOLDER SERVICING FEES -- The Trusts have entered into a Shareholder Servicing Agreement on behalf of the Funds with JPMCB, under which JPMCB provides account administration and personal account maintenance service to the shareholders. For performing these services JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                           INSTITUTIONAL  SELECT
                                CLASS A  CLASS B  CLASS C          CLASS   CLASS
FUND
EF                                 0.25     0.25     0.25           0.10    0.25
JF                                 0.25     0.25      n/a            n/a     n/a
IGF                                0.25     0.25      n/a            n/a     n/a
IVF                                0.25     0.25      n/a           0.10    0.25
IOF                                0.25     0.25      n/a           0.10    0.25
EMF                                0.25     0.25      n/a           0.10    0.25
AEF                                0.25      n/a      n/a           0.10    0.25
IEF                                0.25     0.25     0.25            n/a    0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities performing shareholding and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and the Trusts are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers and investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between MFG, JPMIF and JPMCB is terminated, the Funds would be responsible for ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for all of the Funds except IGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all Funds.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator. The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                           INSTITUTIONAL  SELECT
                                CLASS A  CLASS B  CLASS C          CLASS   CLASS
FUND
EF                                 1.75     2.50     2.50           1.00    1.50
JF                                 1.75     2.50      n/a            n/a     n/a
IGF                                2.00     2.50      n/a            n/a     n/a
IVF                                1.45     1.95      n/a           0.95    1.41
IOF                                1.90     2.40      n/a           0.92    1.20
EMF                                2.00     2.50      n/a           1.45    1.75
AEF                                1.75      n/a      n/a           1.35    1.50
IEF                                1.50     2.00     2.00            n/a    1.25

The contractual expense limitation agreements were in effect for the six months ended April 30, 2004. The expense limitation percentages in the table above are due to expire on February 28, 2005.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended April 30, 2004, the Funds' service providers waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows.

Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                        CONTRACTUAL WAIVERS
                            -------------------------------------------------------------------------
                              INVESTMENT                    SHAREHOLDER                                    CONTRACTUAL
                                ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION   TOTAL          REIMBURSEMENTS
FUND
EF                          $    155,384   $       45,555   $    18,026   $         --   $    218,965   $        8,718
JF                                45,199            6,780        11,300         10,570         73,849           90,801
IGF                               21,575            3,236         5,394             --         30,205           65,299
IVF                               55,804           30,083        14,114             --        100,001           19,843
IOF                               50,005           45,612        63,561             --        159,178               --
EMF                               72,994           57,641        28,480             --        159,115           13,972
AEF                              131,028           35,728         2,267             --        169,023            7,223
IEF                              506,565            8,349       712,481             --      1,227,395           15,013
----------------------------------------------------------------------------------------------------------------------
Total                       $  1,038,554   $      232,984   $   855,623   $     10,570   $  2,137,731   $      220,869
----------------------------------------------------------------------------------------------------------------------

                                                                           VOLUNTARY WAIVERS
                                               -----------------------------------------------------------------------
                                               INVESTMENT                    SHAREHOLDER
                                                 ADVISORY   ADMINISTRATION     SERVICING     DISTRIBUTION        TOTAL
FUND
EF                                             $    4,724   $       21,097   $        --   $           --   $   25,821
IVF                                                    --            3,400            --               --        3,400
IEF                                               451,497          225,748            --               --      677,245
----------------------------------------------------------------------------------------------------------------------
Total                                          $  456,221   $      250,245   $        --   $           --   $  706,466
----------------------------------------------------------------------------------------------------------------------

G. OTHER -- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended April 30, 2004, EF, JF, EMF and AEF incurred approximately $334, $490, $205 and $19,416, respectively, as broker commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2004 are as follows:

                                 SHAREHOLDER
                                   SERVICING   DISTRIBUTION   TRANSFER AGENT
EF
Class A                         $     43,665   $     43,666   $       50,833
Class B                               15,969         47,908           18,618
Class C                                4,170         12,509            4,853
Institutional                         10,859             --            8,718
Select                                20,134             --           11,121
----------------------------------------------------------------------------
Total                           $     94,797   $    104,083   $       94,143
JF
Class A                         $     10,570   $     10,570   $       17,339
Class B                                  730          2,189            1,516
----------------------------------------------------------------------------
Total                           $     11,300   $     12,759   $       18,855
IGF
Class A                         $      4,322   $      4,321   $       14,662
Class B                                1,072          3,217            3,638
----------------------------------------------------------------------------
Total                           $      5,394   $      7,538   $       18,300
IVF
Class A                         $         90   $         90   $        2,515
Class B                                  398          1,194           11,003
Institutional                         13,625             --            6,813
Select                                21,252             --           14,451
----------------------------------------------------------------------------
Total                           $     35,365   $      1,284   $       34,782
IOF
Class A                         $     14,643   $     14,643   $       41,425
Class B                                1,877          5,630            5,345
Institutional                         67,407             --           14,268
Select                                43,021             --           14,522
----------------------------------------------------------------------------
Total                           $    126,948   $     20,273   $       75,560
EMF
Class A                         $        608   $        608   $       11,143
Class B                                  176            528            3,896
Institutional                         26,380             --            6,448
Select                                29,332             --           15,979
----------------------------------------------------------------------------
Total                           $     56,496   $      1,136   $       37,466
AEF
Class A                         $        478   $        477   $        7,817
Institutional                          9,128             --            7,145
Select                                36,248             --            8,602
----------------------------------------------------------------------------
Total                           $     45,854   $        477   $       23,564

                                 SHAREHOLDER
                                   SERVICING   DISTRIBUTION   TRANSFER AGENT
IEF
Class A                         $    37,307    $     37,307   $       35,195
Class B                                 422           1,266              433
Class C                               4,015          12,044            4,159
Select                             1,128,742             --           27,947
----------------------------------------------------------------------------
Total                           $  1,170,486   $     50,617   $       67,734

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2004 and the year ended October 31, 2003 are as follows:

                                SIX MONTHS ENDED 4/30/04               YEAR ENDED 10/31/03
                            ---------------------------------   ---------------------------------
                                          NET                                 NET
                            INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
EF
Class A                     $              --   $          --   $         182,850   $          --
Class B                                    --              --              62,545              --
Class C                                    --              --              17,829              --
Institutional                          46,309              --              49,458              --
Select                                  2,237              --              62,128              --
-------------------------------------------------------------------------------------------------
Total                       $          48,546   $          --   $         374,810   $          --
IGF
Class A                     $           8,800   $          --   $              --   $          --
Class B                                    --              --                  --              --
-------------------------------------------------------------------------------------------------
Total                       $           8,800   $          --   $              --   $          --
IVF
Class A                     $              17   $          --   $           5,641   $          --
Class B                                 1,031              --               5,748              --
Institutional                         282,695              --             876,423              --
Select                                 93,772              --             593,686              --
-------------------------------------------------------------------------------------------------
Total                       $         377,515   $          --   $       1,481,498   $          --
IOF
Class A                     $         193,283   $          --   $         117,616   $          --
Class B                                22,172              --              12,558              --
Institutional                       3,539,890              --           2,095,226              --
Select                                774,854              --             322,792              --
-------------------------------------------------------------------------------------------------
Total                       $       4,530,199   $          --   $       2,548,192   $          --

                                SIX MONTHS ENDED 4/30/04               YEAR ENDED 10/31/03
                            ---------------------------------   ---------------------------------
                                          NET                                 NET
                            INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
EMF
Class A                     $           2,932   $          --   $             886   $          --
Class B                                   743              --                 229              --
Institutional                         685,507              --             307,562              --
Select                                250,495              --             121,323              --
-------------------------------------------------------------------------------------------------
Total                       $         939,677   $          --   $         430,000   $          --
AEF
Class A                     $           2,611   $          --   $              --   $          --
Institutional                         162,673              --                  --              --
Select                                248,894              --                  --              --
-------------------------------------------------------------------------------------------------
Total                       $         414,178   $          --   $              --   $          --
IEF
Class A                     $          97,932   $          --   $          37,568   $          --
Class B                                   704              --                 544              --
Class C                                 5,038              --               2,626              --
Select                              3,957,047              --           6,721,691              --
-------------------------------------------------------------------------------------------------
Total                       $       4,060,721   $          --   $       6,762,429   $          --

6. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2004, purchases and sales of investments (excluding short-term investments) are as follows:

                                                                      PURCHASES            SALES
                                                                (EXCLUDING U.S.   (EXCLUDING U.S.
                                                                    GOVERNMENT)       GOVERNMENT)
FUND
EF                                                              $   196,047,136   $   177,206,651
JF                                                                   33,802,009        18,519,911
IGF                                                                   1,237,800         1,293,294
IVF                                                                  24,863,215        31,698,422
IOF                                                                  91,860,628       106,623,411
EMF                                                                  55,785,763        71,969,408
AEF                                                                  50,994,188        39,482,739
IEF                                                                 369,664,810       219,694,243

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2004, are as follows:

                                                         GROSS            GROSS    NET UNREALIZED
                                    AGGREGATE       UNREALIZED       UNREALIZED      APPRECIATION
                                         COST     APPRECIATION     DEPRECIATION    (DEPRECIATION)
FUND
EF                             $   90,604,182   $    5,932,662   $   (2,691,148)   $    3,241,514
JF                                 19,295,310        1,776,900         (650,585)        1,126,315
IGF                                 3,768,801          707,867         (174,677)          533,190
IVF                                35,650,698        7,928,663         (535,885)        7,392,778
IOF                               142,499,002       35,998,316       (4,520,525)       31,477,791
EMF                                67,979,390       12,542,229       (9,819,359)        2,722,870
AEF                                44,805,920        5,223,937       (3,036,040)        2,187,897
IEF                               875,159,940      156,736,920      (12,207,602)      144,529,318

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement expired on April 15, 2004 and has been extended to April 14, 2005.

The Funds had no borrowings outstanding at April 30, 2004, nor at anytime during the period then ended.

9. CONCENTRATIONS AND INDEMNIFICATIONS

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of April 30, 2004, substantially all of the Funds' net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2004, EF, IGF, IVF, IOF, and IEF invested approximately 28.0%, 27.0%, 25.8%, 23.7% and 28.1%, respectively, of its respective portfolio in issuers in the United Kingdom. EMF and AEF invested 21.8% and 26.1%, respectively, of its respective portfolio in issuers in South Korea. AEF invested 20.8% of its respective portfolio in issuers in Hong Kong. IEF and IGF invested, respectively, 20.5% and 21.8% of its respective portfolio in issuers in Japan.

As of April 30, 2004, IVF invested approximately 20.9% of its net assets in securities issued by banking companies.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. At April 30, 2004, all of the outstanding shares of IGF are owned by a related party. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies are expecting to complete the merger of their holding companies on or about July 1, 2004.

                         11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented:

                                                            INTREPID EUROPEAN FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
Shares sold                                          $      6,561,117    $     40,276,497
     Shares issued in reinvestment
     of distributions                                              --              83,574
     Shares redeemed                                       (6,434,477)        (43,434,120)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        126,640    $     (3,074,049)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              352,055           2,790,586
     Shares issued in reinvestment
     of distributions                                              --               6,424
     Shares redeemed                                         (347,253)         (3,005,402)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                         4,802            (208,392)
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $        648,177    $      1,762,130
     Shares issued in reinvestment
     of distributions                                              --              48,442
     Shares redeemed                                       (1,169,695)         (2,733,317)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $       (521,518)   $       (922,745)
-----------------------------------------------------------------------------------------
SHARES

     Shares sold                                               35,854             130,394
     Shares issued in reinvestment
     of distributions                                              --               3,900
     Shares redeemed                                          (64,563)           (207,188)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       (28,709)            (72,894)
-----------------------------------------------------------------------------------------

                                                      INTREPID EUROPEAN FUND (CONTINUED)
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS C SHARES
AMOUNT
     Shares sold                                     $        611,948    $      1,061,527
     Shares issued in reinvestment
     of distributions                                              --               6,481
     Shares redeemed                                         (669,634)         (1,309,683)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        (57,686)   $       (241,675)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                               33,694              82,948
     Shares issued in reinvestment
     of distributions                                              --                 522
     Shares redeemed                                          (37,104)           (101,132)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        (3,410)            (17,662)
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
     Shares sold                                     $     23,561,374    $     11,942,862
     Shares issued in reinvestment
     of distributions                                          10,635               9,584
     Shares redeemed                                       (3,417,683)         (8,659,348)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $     20,154,326    $      3,293,098
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                            1,195,008             808,481
     Shares issued in reinvestment
     of distributions                                             580                 731
     Shares redeemed                                         (168,436)           (581,439)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                     1,027,152             227,773
-----------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
     Shares sold                                     $      7,481,991    $     37,953,176
     Shares issued in reinvestment
     of distributions                                           1,933              53,460
     Shares redeemed                                         (727,330)        (37,843,951)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $      6,756,594    $        162,685
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              390,732           2,716,370
     Shares issued in reinvestment
     of distributions                                             106               4,100
     Shares redeemed                                          (38,170)         (2,698,946)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       352,668              21,524
-----------------------------------------------------------------------------------------

                                                                 JAPAN FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $     18,828,897    $      9,324,505
     Shares redeemed                                       (3,213,750)         (7,237,188)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $     15,615,147    $      2,087,317
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                            2,711,640           1,871,032
     Shares redeemed                                         (486,122)         (1,503,284)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                     2,225,518             367,748
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $        863,913    $      2,655,629
     Shares redeemed                                         (731,138)         (2,370,145)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        132,775    $        285,484
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              139,819             486,384
     Shares redeemed                                         (119,483)           (438,419)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        20,336              47,965
-----------------------------------------------------------------------------------------

                                                          INTERNATIONAL GROWTH FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $             --    $             --
     Shares issued in reinvestment
     of distributions                                           8,800                  --
     Shares redeemed                                           (3,909)                 --
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $          4,891    $             --
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                   --                  --
     Shares issued in reinvestment
     of distributions                                           1,077                  --
     Shares redeemed                                             (454)                 --
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                           623                  --
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $             --    $            500
     Shares issued in reinvestment
     of distributions                                              --                  --
     Shares redeemed                                               --                  --
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $             --    $            500
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                   --                  65
     Shares issued in reinvestment
     of distributions                                              --                  --
     Shares redeemed                                               --                  --
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                            --                  65
-----------------------------------------------------------------------------------------

                                                           INTERNATIONAL VALUE FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $         14,158    $        543,162
     Shares issued in reinvestment
     of distributions                                              17               2,552
     Shares redeemed                                           (2,186)           (675,120)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $         11,989    $       (129,406)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                1,453              77,455
     Shares issued in reinvestment
     of distributions                                               2                 376
     Shares redeemed                                             (226)            (94,026)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                         1,229             (16,195)
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $         99,770    $         50,588
     Shares issued in reinvestment
     of distributions                                             978               5,748
     Shares redeemed                                           (6,142)            (17,614)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $         94,606    $         38,722
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                               10,325               6,411
     Shares issued in reinvestment
     of distributions                                             111                 850
     Shares redeemed                                             (617)             (2,473)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                         9,819               4,788
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
     Shares sold                                     $      1,530,766    $     45,587,834
     Shares issued in reinvestment
     of distributions                                         231,541             662,311
     Shares redeemed                                       (5,248,091)        (53,678,945)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $     (3,485,784)   $     (7,428,800)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              162,870           6,408,246
     Shares issued in reinvestment
     of distributions                                          25,899              97,113
     Shares redeemed                                         (541,139)         (7,521,869)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                      (352,370)         (1,016,510)
-----------------------------------------------------------------------------------------

                                                     INTERNATIONAL VALUE FUND (CONTINUED)
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
SELECT SHARES
AMOUNT
     Shares sold                                     $      1,504,453    $     68,279,734
     Shares issued in reinvestment
     of distributions                                          83,263             527,931
     Shares redeemed                                       (3,165,571)        (72,491,666)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $     (1,577,855)   $     (3,684,001)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              158,016           9,510,101
     Shares issued in reinvestment
     of distributions                                           9,324              77,523
     Shares redeemed                                         (343,759)        (10,070,895)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                      (176,419)           (483,271)
-----------------------------------------------------------------------------------------

                                                       INTERNATIONAL OPPORTUNITIES FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $      2,171,023    $     36,091,421
     Shares issued in reinvestment
     of distributions                                         152,426              99,065
     Shares redeemed                                       (1,655,568)        (39,802,772)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        667,881    $     (3,612,286)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              209,686           4,597,546
     Shares issued in reinvestment
     of distributions                                          16,355              13,244
     Shares redeemed                                         (167,946)         (5,051,145)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        58,095            (440,355)
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $         40,065    $        171,083
     Shares issued in reinvestment
     of distributions                                          19,838              10,904
     Shares redeemed                                         (181,218)           (376,308)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $       (121,315)   $       (194,321)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                4,281              21,996
     Shares issued in reinvestment
     of distributions                                           2,140               1,463
     Shares redeemed                                          (18,436)            (51,002)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       (12,015)            (27,543)
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
     Shares sold                                     $      7,915,301    $     94,487,627
     Shares issued in reinvestment
     of distributions                                       1,220,797           1,065,103
     Shares redeemed                                      (24,711,094)       (199,547,604)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $    (15,574,996)   $   (103,994,874)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              808,682          12,124,742
     Shares issued in reinvestment
     of distributions                                         129,596             141,073
     Shares redeemed                                       (2,502,042)        (25,518,152)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                    (1,563,764)        (13,252,337)
-----------------------------------------------------------------------------------------

                                                     INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
                                                     --------------------------------------------
                                                         SIX MONTHS ENDED              YEAR ENDED
                                                           APRIL 30, 2004        OCTOBER 31, 2003
SELECT SHARES
AMOUNT
     Shares sold                                     $         13,387,760    $         73,847,430
     Shares issued in reinvestment
     of distributions                                             485,779                 248,520
     Shares redeemed                                          (13,157,374)            (82,557,324)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $            716,165    $         (8,461,374)
-------------------------------------------------------------------------------------------------
SHARES
     Shares sold                                                1,344,700               9,619,318
     Shares issued in reinvestment
     of distributions                                              51,734                  33,004
     Shares redeemed                                           (1,314,532)            (10,731,214)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                            81,902              (1,078,892)
-------------------------------------------------------------------------------------------------

                                                         EMERGING MARKETS EQUITY FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $      1,026,617    $        222,427
     Shares issued in reinvestment
     of distributions                                           2,606                 886
     Shares redeemed                                         (168,490)           (172,217)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        860,733    $         51,096
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              119,153              36,685
     Shares issued in reinvestment
     of distributions                                             343                 161
     Shares redeemed                                          (19,093)            (29,071)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       100,403               7,775
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $        210,280    $        306,190
     Shares issued in reinvestment
     of distributions                                             688                 227
     Shares redeemed                                         (119,641)           (276,477)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $         91,327    $         29,940
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                               24,912              53,373
     Shares issued in reinvestment
     of distributions                                              91                  42
     Shares redeemed                                          (14,470)            (48,520)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        10,533               4,895
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
     Shares sold                                     $      2,563,928    $     41,492,898
     Shares issued in reinvestment
     of distributions                                         533,769             269,543
     Shares redeemed                                      (20,033,720)        (49,074,995)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $    (16,936,023)   $     (7,312,554)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              310,500           6,770,225
     Shares issued in reinvestment
     of distributions                                          69,231              48,742
     Shares redeemed                                       (2,468,805)         (8,140,162)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                    (2,089,074)         (1,321,195)
-----------------------------------------------------------------------------------------

                                                     EMERGING MARKETS EQUITY FUND (CONTINUED)
                                                     ----------------------------------------
                                                       SIX MONTHS ENDED            YEAR ENDED
                                                         APRIL 30, 2004      OCTOBER 31, 2003
SELECT SHARES
AMOUNT
     Shares sold                                     $        5,618,001    $       25,679,042
     Shares issued in reinvestment
     of distributions                                           242,745               109,846
     Shares redeemed                                         (7,472,672)          (28,827,604)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $       (1,611,926)   $       (3,038,716)
---------------------------------------------------------------------------------------------
SHARES
     Shares sold                                                661,933             4,451,740
     Shares issued in reinvestment
     of distributions                                            31,690                19,972
     Shares redeemed                                           (906,246)           (5,039,893)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        (212,623)             (568,181)
---------------------------------------------------------------------------------------------

                                                               ASIA EQUITY FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $        375,167    $        537,655
     Shares issued in reinvestment
     of distributions                                           2,033                  --
     Shares redeemed                                         (405,628)         (2,492,363)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        (28,428)   $     (1,954,708)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                               19,973              32,651
     Shares issued in reinvestment
     of distributions                                             115                  --
     Shares redeemed                                          (20,195)           (184,626)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                          (107)           (151,975)
-----------------------------------------------------------------------------------------
CLASS B^ SHARES
AMOUNT
     Shares sold                                     $             --    $          1,689
     Shares issued in reinvestment
     of distributions                                              --                  --
     Shares redeemed                                               --            (439,700)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $             --    $       (438,011)
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                                   --                 134
     Shares issued in reinvestment
     of distributions                                              --                  --
     Shares redeemed                                               --             (33,467)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                            --             (33,333)
-----------------------------------------------------------------------------------------

^  Class ceased operations as of September 12, 2003.

                                                         ASIA EQUITY FUND (CONTINUED)
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
INSTITUTIONAL SHARES
AMOUNT
     Shares sold                                     $     11,005,290    $      7,757,913
     Shares issued in reinvestment
     of distributions                                          53,366                  --
     Shares redeemed                                       (4,001,578)         (2,900,715)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $      7,057,078    $      4,857,198
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              583,180             524,630
     Shares issued in reinvestment
     of distributions                                           3,005                  --
     Shares redeemed                                         (212,150)           (217,520)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       374,035             307,110
-----------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
     Shares sold                                     $      5,808,337    $     12,196,112
     Shares issued in reinvestment
     of distributions                                          98,193                  --
     Shares redeemed                                       (1,605,061)         (6,905,670)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $      4,301,469    $      5,290,442
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                              308,398             845,208
     Shares issued in reinvestment
     of distributions                                           5,535                  --
     Shares redeemed                                          (84,969)           (496,583)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                       228,964             348,625
-----------------------------------------------------------------------------------------

                                                           INTERNATIONAL EQUITY FUND
                                                     ------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
     Shares sold                                     $     40,589,148    $     20,900,763
     Shares issued in reinvestment
     of distributions                                          26,343              25,323
     Shares redeemed                                       (8,584,455)        (13,862,836)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $     32,031,036    $      7,063,250
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                            1,607,348           1,016,554
     Shares issued in reinvestment
     of distributions                                           1,022               1,181
     Shares redeemed                                         (335,698)           (655,562)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                     1,272,672             362,173
-----------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
     Shares sold                                     $        434,069    $        138,537
     Shares issued in reinvestment
     of distributions                                             609                 531
     Shares redeemed                                         (123,346)             (7,776)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $        311,332    $        131,292
-----------------------------------------------------------------------------------------
SHARES
     Shares sold                                               16,899               6,922
     Shares issued in reinvestment
     of distributions                                              24                  26
     Shares redeemed                                           (4,664)               (363)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        12,259               6,585
-----------------------------------------------------------------------------------------

                                                     INTERNATIONAL EQUITY FUND (CONTINUED)
                                                     --------------------------------------
                                                     SIX MONTHS ENDED            YEAR ENDED
                                                       APRIL 30, 2004    OCTOBER 31, 2003**
CLASS C SHARES
AMOUNT
     Shares sold                                     $      3,255,528    $        2,164,951
     Shares issued in reinvestment
     of distributions                                           2,153                 2,490
     Shares redeemed                                         (926,934)             (564,751)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $      2,330,747    $        1,602,690
-------------------------------------------------------------------------------------------
SHARES
     Shares sold                                              129,214               100,275
     Shares issued in reinvestment
     of distributions                                              85                   117
     Shares redeemed                                          (36,503)              (27,490)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                        92,796                72,902
-------------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
     Shares sold                                     $    380,594,930    $      559,611,045
     Shares issued in reinvestment
     of distributions                                       1,354,816             2,705,120
     Shares redeemed                                     (245,506,824)         (103,450,685)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                              $    136,442,922    $      458,865,480
-------------------------------------------------------------------------------------------
SHARES
     Shares sold                                           14,648,985            27,236,203
     Shares issued in reinvestment
     of distributions                                          52,171               131,977
     Shares redeemed                                       (9,822,171)           (5,015,596)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in Fund
     shares outstanding                                     4,878,985            22,352,584
-------------------------------------------------------------------------------------------

** For Class C Shares, from commencement of offering on January 31, 2003.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                           PER SHARE OPERATING PERFORMANCE:
                                 -------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:
                                                ----------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                  NET ASSET            NET     SECURITIES
                                     VALUE,     INVESTMENT          (BOTH     TOTAL FROM
                                  BEGINNING         INCOME   REALIZED AND     INVESTMENT
                                  OF PERIOD         (LOSS)    UNREALIZED)     OPERATIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04             $ 16.94           0.02^          1.31           1.33
Year Ended 10/31/03                 $ 13.23           0.02^          3.78           3.80
Year Ended 10/31/02                 $ 12.96           0.14^          0.13           0.27
Year Ended 10/31/01                 $ 17.87           0.02^         (3.24)         (3.22)
Year Ended 10/31/00                 $ 16.52          (0.12)^         1.83           1.71
Year Ended 10/31/99                 $ 14.47          (0.06)^         2.31           2.25

JAPAN FUND (j)
11/1/03 Through 4/30/04             $  6.68          (0.01)^         0.77           0.76
Year Ended 10/31/03                 $  4.43          (0.05)^         2.30           2.25
Year Ended 10/31/02                 $  5.29          (0.06)         (0.80)         (0.86)
Year Ended 10/31/01                 $  8.12          (0.08)^        (2.75)         (2.83)
Year Ended 10/31/00                 $  9.84          (0.15)^        (1.57)         (1.72)
Year Ended 10/31/99                 $  6.41          (0.07)^         3.50           3.43

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04             $  7.80          (0.01)          0.75           0.74
Year Ended 10/31/03                 $  6.25           0.02           1.53           1.55
Year Ended 10/31/02                 $  7.22          (0.01)         (0.96)         (0.97)
12/29/00* Through 10/31/01          $ 10.00          (0.01)         (2.76)         (2.77)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04             $  8.53           0.07^          1.20           1.27
Year Ended 10/31/03                 $  6.98           0.03^          1.77           1.80
Year Ended 10/31/02                 $  8.27           0.15^         (1.32)         (1.17)
9/28/01** Through 10/31/01          $  8.12          (0.01)^         0.16           0.15

                                       PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------
                                              LESS DISTRIBUTIONS:
                                 ------------------------------------------
                                  DIVIDENDS
                                   FROM NET    DISTRIBUTIONS
                                 INVESTMENT     FROM CAPITAL          TOTAL
                                     INCOME            GAINS  DISTRIBUTIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                  --               --             --
Year Ended 10/31/03                    0.09               --           0.09
Year Ended 10/31/02                      --               --             --
Year Ended 10/31/01                      --             1.69           1.69
Year Ended 10/31/00                      --             0.36           0.36
Year Ended 10/31/99                    0.09             0.11           0.20

JAPAN FUND (j)
11/1/03 Through 4/30/04                  --               --             --
Year Ended 10/31/03                      --               --             --
Year Ended 10/31/02                      --               --             --
Year Ended 10/31/01                      --               --             --
Year Ended 10/31/00                      --               --             --
Year Ended 10/31/99                      --               --             --

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                0.02               --           0.02
Year Ended 10/31/03                      --               --             --
Year Ended 10/31/02                      --               --             --
12/29/00* Through 10/31/01             0.01               --           0.01

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                  --(b)            --             --(b)
Year Ended 10/31/03                    0.25               --           0.25
Year Ended 10/31/02                    0.12               --           0.12
9/28/01** Through 10/31/01               --               --             --

  *   Commencement of operations.
 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)   Not annualized for periods less than one year.
(b)   Amount rounds to less than $.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------
                                  NET ASSET
                                 VALUE, END              TOTAL
                                  OF PERIOD             RETURN (1)(a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04             $ 18.27               7.85%
Year Ended 10/31/03                 $ 16.94              28.94%
Year Ended 10/31/02                 $ 13.23               2.08%
Year Ended 10/31/01                 $ 12.96             (19.49%)
Year Ended 10/31/00                 $ 17.87              10.13%
Year Ended 10/31/99                 $ 16.52              15.60%

JAPAN FUND (j)
11/1/03 Through 4/30/04             $  7.44              11.23%
Year Ended 10/31/03                 $  6.68              50.79%
Year Ended 10/31/02                 $  4.43             (16.26%)
Year Ended 10/31/01                 $  5.29             (34.85%)
Year Ended 10/31/00                 $  8.12             (17.48%)
Year Ended 10/31/99                 $  9.84              53.51%

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04             $  8.52               9.52%
Year Ended 10/31/03                 $  7.80              24.80%
Year Ended 10/31/02                 $  6.25             (13.43%)
12/29/00* Through 10/31/01          $  7.22             (27.68%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04             $  9.80              14.92%
Year Ended 10/31/03                 $  8.53              26.71%
Year Ended 10/31/02                 $  6.98             (14.34%)
9/28/01** Through 10/31/01          $  8.27               1.85%

                                              RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                                    -------------------------------
                                   NET ASSETS,                                  NET
                                        END OF                           INVESTMENT
                                        PERIOD           NET                 INCOME
                                 (000 OMITTED)      EXPENSES                 (LOSS)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04               $ 33,872          1.75%                  0.20%
Year Ended 10/31/03                   $ 31,322          1.70%                  0.17%
Year Ended 10/31/02                   $ 27,208          1.65%                  1.03%
Year Ended 10/31/01                   $ 32,317          1.75%                  0.17%
Year Ended 10/31/00                   $ 75,801          1.74%                 (0.60%)
Year Ended 10/31/99                   $ 47,759          1.74%                 (0.40%)

JAPAN FUND (j)
11/1/03 Through 4/30/04               $ 20,514          1.75%                 (0.21%)
Year Ended 10/31/03                   $  3,562          1.75%                 (1.02%)
Year Ended 10/31/02                   $    734          1.75%                 (1.26%)
Year Ended 10/31/01                   $    751          1.75%                 (1.22%)
Year Ended 10/31/00                   $  2,448          1.77%                 (1.54%)
Year Ended 10/31/99                   $  4,260          1.74%                 (0.88%)

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04               $  3,475          2.00%                 (0.17%)
Year Ended 10/31/03                   $  3,174          2.00%                  0.36%
Year Ended 10/31/02                   $  2,543          2.00%                 (0.12%)
12/29/00* Through 10/31/01            $  2,922          2.00%                 (0.11%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04               $     81          1.45%                  1.40%
Year Ended 10/31/03                   $     60          1.45%                  0.37%
Year Ended 10/31/02                   $    163          1.45%                  1.13%
9/28/01** Through 10/31/01            $     10          1.45%                 (0.89%)

                                                  RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                              --------------------------------------------
                                                            NET INVESTMENT
                                          EXPENSES           INCOME (LOSS)
                                  WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                              AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                       2.31%                  (0.36%)         209%
Year Ended 10/31/03                           2.47%                  (0.60%)         717%
Year Ended 10/31/02                           2.45%                   0.23%        1,021%
Year Ended 10/31/01                           2.07%                  (0.15%)         564%
Year Ended 10/31/00                           1.95%                  (0.81%)         161%
Year Ended 10/31/99                           2.06%                  (0.72%)         149%

JAPAN FUND (j)
11/1/03 Through 4/30/04                       5.34%!                 (3.80%)!        200%
Year Ended 10/31/03                          19.54%!                (18.81%)!        797%
Year Ended 10/31/02                          22.18%!                (21.69%)!        409%
Year Ended 10/31/01                           9.28%!                 (8.75%)!        196%
Year Ended 10/31/00                           5.49%!                 (5.26%)!        123%
Year Ended 10/31/99                           5.44%!                 (4.58%)!        133%

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                       6.42%                  (4.59%)          29%
Year Ended 10/31/03                           7.29%                  (4.93%)          38%
Year Ended 10/31/02                           7.20%                  (5.32%)          73%
12/29/00* Through 10/31/01                    5.19%                  (3.30%)          35%

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                       8.82%!                (5.97%)!          57%
Year Ended 10/31/03                          10.04%!                (8.22%)!         132%
Year Ended 10/31/02                          15.97%!               (13.39%)!         138%
9/28/01** Through 10/31/01                   11.06%!               (10.50%)!          85%

(e) Prior to February 27, 2004, the Fund was named Fleming European Fund; prior to February 28, 2001, the Fund was named Chase Vista European Fund.
(g)   Formerly Chase Vista International Growth Fund.
(j)   Formerly Chase Vista Japan Fund.
(v)   Formerly JPMorgan International Equity Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                PER SHARE OPERATING PERFORMANCE:
                                               ----------------------------------
                                                           NET ASSET
                                                              VALUE,
                                                           BEGINNING
                                                           OF PERIOD
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                                      $  9.10
Year Ended 10/31/03                                          $  7.49
Year Ended 10/31/02                                          $  8.63
9/10/01** Through 10/31/01                                   $  9.18

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                                      $  7.49
Year Ended 10/31/03                                          $  5.21
Year Ended 10/31/02                                          $  5.14
9/28/01** Through 10/31/01                                   $  4.88

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                                      $ 17.74
Year Ended 10/31/03                                          $ 13.69
11/1/01* Through 10/31/02                                    $ 15.00

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                                      $ 23.17
Year Ended 10/31/03                                          $ 19.42
2/28/02** Through 10/31/02                                   $ 21.81

                                                       PER SHARE OPERATING PERFORMANCE:
                                           -----------------------------------------------------
                                                              INCOME FROM INVESTMENT OPERATIONS:
                                                              ----------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                                  NET           SECURITIES
                                           INVESTMENT                (BOTH            TOTAL FROM
                                               INCOME         REALIZED AND            INVESTMENT
                                               (LOSS)          UNREALIZED)            OPERATIONS
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                          0.02^                0.84                  0.86
Year Ended 10/31/03                               (--)^(b)            1.68                  1.68
Year Ended 10/31/02                              0.02                (1.09)                (1.07)
9/10/01** Through 10/31/01                      (0.01)^              (0.54)                (0.55)

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                           (--)^(b)            0.92                  0.92
Year Ended 10/31/03                              0.04^                2.27                  2.31
Year Ended 10/31/02                             (0.06)^               0.17                  0.11
9/28/01** Through 10/31/01                      (0.01)^               0.27                  0.26

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                         (0.01)^              (0.02)                (0.03)
Year Ended 10/31/03                                --^(b)             4.05                  4.05
11/1/01* Through 10/31/02                       (0.02)               (1.29)                (1.31)

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                          0.11^                2.37                  2.48
Year Ended 10/31/03                              0.28^                3.66                  3.94
2/28/02** Through 10/31/02                       0.04^               (2.37)                (2.33)

                                               PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------------
                                                      LESS DISTRIBUTIONS:
                                           ----------------------------------------
                                            DIVIDENDS
                                             FROM NET  DISTRIBUTIONS          TOTAL
                                           INVESTMENT   FROM CAPITAL  DIVIDENDS AND
                                               INCOME          GAINS  DISTRIBUTIONS
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                          0.17             --           0.17
Year Ended 10/31/03                              0.07             --           0.07
Year Ended 10/31/02                              0.07             --           0.07
9/10/01** Through 10/31/01                         --             --             --

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                          0.10             --           0.10
Year Ended 10/31/03                              0.03             --           0.03
Year Ended 10/31/02                              0.04             --           0.04
9/28/01** Through 10/31/01                         --             --             --

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                          0.11             --           0.11
Year Ended 10/31/03                                --             --             --
11/1/01* Through 10/31/02                          --             --             --

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                          0.09             --           0.09
Year Ended 10/31/03                              0.19             --           0.19
2/28/02** Through 10/31/02                       0.06             --           0.06

  *   Commencement of operations.
 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)   Not annualized for periods less than one year.
(b)   Amount rounds to less than $.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                PER SHARE OPERATING PERFORMANCE:
                                                --------------------------------
                                                     NET ASSET
                                                    VALUE, END          TOTAL
                                                     OF PERIOD         RETURN (1)(a)
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                                $  9.79           9.56%
Year Ended 10/31/03                                    $  9.10          22.70%
Year Ended 10/31/02                                    $  7.49         (12.55%)
9/10/01** Through 10/31/01                             $  8.63          (5.99%)

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                                $  8.31          12.35%
Year Ended 10/31/03                                    $  7.49          44.65%
Year Ended 10/31/02                                    $  5.21           2.14%
9/28/01** Through 10/31/01                             $  5.14           5.33%

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                                $ 17.60          (0.17%)
Year Ended 10/31/03                                    $ 17.74          29.58%
11/1/01* Through 10/31/02                              $ 13.69          (8.73%)

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                                $ 25.56          10.69%
Year Ended 10/31/03                                    $ 23.17          20.41%
2/28/02** Through 10/31/02                             $ 19.42         (10.70%)

                                            RATIOS/SUPPLEMENTAL DATA:
                                            -------------------------
                                                   NET ASSETS,
                                                        END OF
                                                        PERIOD
                                                 (000 OMITTED)
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                             $   12,026
Year Ended 10/31/03                                 $   10,650
Year Ended 10/31/02                                 $   12,057
9/10/01** Through 10/31/01                          $   21,237

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                             $      971
Year Ended 10/31/03                                 $      124
Year Ended 10/31/02                                 $       46
9/28/01** Through 10/31/01                          $       11

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                             $      257
Year Ended 10/31/03                                 $      261
11/1/01* Through 10/31/02                           $    2,282

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                             $   41,906
Year Ended 10/31/03                                 $    8,502
2/28/02** Through 10/31/02                          $       91

                                                                  RATIOS/SUPPLEMENTAL DATA:
                                             -------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                               NET               EXPENSES          INCOME (LOSS)
                                                        INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,
                                                  NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS
                                             EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                          1.90%        0.37%                  2.18%                  0.09%
Year Ended 10/31/03                              1.90%       (0.02%)                 2.39%                 (0.51%)
Year Ended 10/31/02                              1.90%        0.20%                  1.98%                  0.12%
9/10/01** Through 10/31/01                       1.90%       (0.48%)                 1.90%                 (0.48%)

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                          2.00%       (0.06%)                 6.82%!                (4.88%)!
Year Ended 10/31/03                              2.00%        0.59%                 24.54%!               (21.95%)!
Year Ended 10/31/02                              2.00%       (0.47%)                37.57%!               (36.04%)!
9/28/01** Through 10/31/01                       2.00%       (1.53%)                12.12%!               (11.65%)!

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                          1.75%       (0.10%)                 6.53%!                (4.88%)!
Year Ended 10/31/03                              1.75%        0.02%                  4.83%!                (3.06%)!
11/1/01* Through 10/31/02                        1.75%       (0.12%)                 5.16%!                (3.53%)!

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                          1.50%        0.84%                  1.99%!                 0.35%!
Year Ended 10/31/03                              1.50%        1.28%                  2.69%!                 0.09%!
2/28/02** Through 10/31/02                       1.50%        0.50%                 55.25%!               (53.25%)!

                                          RATIOS/SUPPLEMENTAL DATA:
                                          -------------------------
                                                PORTFOLIO
                                                 TURNOVER
                                                     RATE (a)
INTERNATIONAL OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                                51%
Year Ended 10/31/03                                    79%
Year Ended 10/31/02                                   121%
9/10/01** Through 10/31/01                            110%

EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                                75%
Year Ended 10/31/03                                    85%
Year Ended 10/31/02                                    69%
9/28/01** Through 10/31/01                             76%

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                                89%
Year Ended 10/31/03                                   172%
11/1/01* Through 10/31/02                             106%

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                                24%
Year Ended 10/31/03                                    16%
2/28/02** Through 10/31/02                             20%

(i)   Formerly Chase Vista Select International Equity Fund.
(m)   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
(o)   Formerly J.P.Morgan Institutional International Opportunities Fund.
(p)   Formerly JPMorgan Fleming Pacific Region Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                PER SHARE OPERATING PERFORMANCE:
                                               ----------------------------------
                                                           NET ASSET
                                                              VALUE,
                                                           BEGINNING
                                                           OF PERIOD
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                                      $ 16.08
Year Ended 10/31/03                                          $ 12.63
Year Ended 10/31/02                                          $ 12.48
Year Ended 10/31/01                                          $ 17.38
Year Ended 10/31/00                                          $ 16.18
Year Ended 10/31/99                                          $ 14.24

JAPAN FUND (j)
11/1/03 Through 4/30/04                                      $  6.36
Year Ended 10/31/03                                          $  4.25
Year Ended 10/31/02                                          $  5.13
Year Ended 10/31/01                                          $  7.93
Year Ended 10/31/00                                          $  9.65
Year Ended 10/31/99                                          $  6.32

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                                      $  7.70
Year Ended 10/31/03                                          $  6.20
Year Ended 10/31/02                                          $  7.19
12/29/00* Through 10/31/01                                   $ 10.00

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                                      $  8.46
Year Ended 10/31/03                                          $  6.96
Year Ended 10/31/02                                          $  8.28
9/28/01** Through 10/31/01                                   $  8.12

                                              PER SHARE OPERATING PERFORMANCE:
                                           ---------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:
                                           ---------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                                  NET      SECURITIES
                                           INVESTMENT           (BOTH   TOTAL FROM
                                               INCOME    REALIZED AND   INVESTMENT
                                               (LOSS)     UNREALIZED)   OPERATIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                         (0.03)^          1.25         1.22
Year Ended 10/31/03                             (0.06)^          3.59         3.53
Year Ended 10/31/02                              0.05^           0.10         0.15
Year Ended 10/31/01                             (0.09)^         (3.12)       (3.21)
Year Ended 10/31/00                             (0.27)^          1.83         1.56
Year Ended 10/31/99                             (0.18)^          2.26         2.08

JAPAN FUND (j)
11/1/03 Through 4/30/04                         (0.04)^          0.74         0.70
Year Ended 10/31/03                             (0.11)^          2.22         2.11
Year Ended 10/31/02                             (0.12)          (0.76)       (0.88)
Year Ended 10/31/01                             (0.13)^         (2.67)       (2.80)
Year Ended 10/31/00                             (0.22)^         (1.50)       (1.72)
Year Ended 10/31/99                             (0.13)^          3.46         3.33

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                         (0.03)           0.74         0.71
Year Ended 10/31/03                             (0.01)           1.51         1.50
Year Ended 10/31/02                             (0.04)          (0.95)       (0.99)
12/29/00* Through 10/31/01                      (0.04)          (2.77)       (2.81)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                          0.04^           1.20         1.24
Year Ended 10/31/03                             (0.07)^          1.82         1.75
Year Ended 10/31/02                             (0.02)^         (1.18)       (1.20)
9/28/01** Through 10/31/01                      (0.01)^          0.17         0.16

                                               PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------------
                                                     LESS DISTRIBUTIONS:
                                           ----------------------------------------
                                            DIVIDENDS
                                             FROM NET  DISTRIBUTIONS
                                           INVESTMENT   FROM CAPITAL          TOTAL
                                               INCOME          GAINS  DISTRIBUTIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                            --             --             --
Year Ended 10/31/03                              0.08             --           0.08
Year Ended 10/31/02                                --             --             --
Year Ended 10/31/01                                --           1.69           1.69
Year Ended 10/31/00                                --           0.36           0.36
Year Ended 10/31/99                              0.03           0.11           0.14

JAPAN FUND (j)
11/1/03 Through 4/30/04                            --             --             --
Year Ended 10/31/03                                --             --             --
Year Ended 10/31/02                                --             --             --
Year Ended 10/31/01                                --             --             --
Year Ended 10/31/00                                --             --             --
Year Ended 10/31/99                                --             --             --

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                            --             --             --
Year Ended 10/31/03                                --             --             --
Year Ended 10/31/02                                --             --             --
12/29/00* Through 10/31/01                         --             --             --

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                          0.03             --           0.03
Year Ended 10/31/03                              0.25             --           0.25
Year Ended 10/31/02                              0.12             --           0.12
9/28/01** Through 10/31/01                         --             --             --

  *   Commencement of operations.
 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)   Not annualized for periods less than one year.
(e) Prior to February 27, 2004, the Fund was named Fleming European Fund; prior to February 28, 2001, the Fund was named Chase Vista European Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                PER SHARE OPERATING PERFORMANCE:
                                                --------------------------------
                                                     NET ASSET
                                                    VALUE, END          TOTAL
                                                     OF PERIOD         RETURN (1)(a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                             $    17.30           7.59%
Year Ended 10/31/03                                 $    16.08          28.13%
Year Ended 10/31/02                                 $    12.63           1.20%
Year Ended 10/31/01                                 $    12.48         (20.03%)
Year Ended 10/31/00                                 $    17.38           9.40%
Year Ended 10/31/99                                 $    16.18          14.66%

JAPAN FUND (j)
11/1/03 Through 4/30/04                             $     7.06          11.01%
Year Ended 10/31/03                                 $     6.36          49.65%
Year Ended 10/31/02                                 $     4.25         (17.15%)
Year Ended 10/31/01                                 $     5.13         (35.31%)
Year Ended 10/31/00                                 $     7.93         (17.82%)
Year Ended 10/31/99                                 $     9.65          52.69%

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                             $     8.41           9.35%
Year Ended 10/31/03                                 $     7.70          24.19%
Year Ended 10/31/02                                 $     6.20         (13.77%)
12/29/00* Through 10/31/01                          $     7.19         (28.10%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                             $     9.67          14.73%
Year Ended 10/31/03                                 $     8.46          25.97%
Year Ended 10/31/02                                 $     6.96         (14.72%)
9/28/01** Through 10/31/01                          $     8.28           1.97%

                                            RATIOS/SUPPLEMENTAL DATA:
                                            -------------------------
                                                   NET ASSETS,
                                                        END OF
                                                        PERIOD
                                                 (000 OMITTED)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                             $   11,963
Year Ended 10/31/03                                 $   11,583
Year Ended 10/31/02                                 $   10,017
Year Ended 10/31/01                                 $   10,905
Year Ended 10/31/00                                 $   18,546
Year Ended 10/31/99                                 $   10,038

JAPAN FUND (j)
11/1/03 Through 4/30/04                             $      663
Year Ended 10/31/03                                 $      469
Year Ended 10/31/02                                 $      109
Year Ended 10/31/01                                 $      135
Year Ended 10/31/00                                 $      322
Year Ended 10/31/99                                 $    1,089

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                             $      861
Year Ended 10/31/03                                 $      788
Year Ended 10/31/02                                 $      634
12/29/00* Through 10/31/01                          $      719

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                             $      380
Year Ended 10/31/03                                 $      249
Year Ended 10/31/02                                 $      171
9/28/01** Through 10/31/01                          $       10

                                                                 RATIOS/SUPPLEMENTAL DATA:
                                             -------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                               NET               EXPENSES          INCOME (LOSS)
                                                        INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,
                                                  NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS
                                             EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                          2.29%       (0.37%)                 2.81%                 (0.89%)
Year Ended 10/31/03                              2.35%       (0.47%)                 3.09%                 (1.21%)
Year Ended 10/31/02                              2.39%        0.38%                  3.20%                 (0.43%)
Year Ended 10/31/01                              2.50%       (0.62%)                 2.82%                 (0.94%)
Year Ended 10/31/00                              2.49%       (1.35%)                 2.69%                 (1.55%)
Year Ended 10/31/99                              2.51%       (1.12%)                 2.83%                 (1.44%)

JAPAN FUND (j)
11/1/03 Through 4/30/04                          2.50%       (1.30%)                 6.94%!                (5.74%)!
Year Ended 10/31/03                              2.50%       (2.18%)                20.70%!               (20.38%)!
Year Ended 10/31/02                              2.50%       (2.25%)                22.96%!               (22.71%)!
Year Ended 10/31/01                              2.47%       (1.92%)                11.24%!               (10.69%)!
Year Ended 10/31/00                              2.52%       (2.29%)                 6.14%!                (5.91%)!
Year Ended 10/31/99                              2.49%       (1.67%)                 6.19%!                (5.37%)!

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                          2.50%       (0.67%)                 6.92%                 (5.09%)
Year Ended 10/31/03                              2.50%       (0.14%)                 7.79%                 (5.43%)
Year Ended 10/31/02                              2.50%       (0.62%)                 7.69%                 (5.81%)
12/29/00* Through 10/31/01                       2.50%       (0.51%)                 5.66%                 (3.67%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                          1.95%        0.95%                  9.26%!                (6.36%)!
Year Ended 10/31/03                              1.95%       (0.94%)                10.41%!                (9.40%)!
Year Ended 10/31/02                              1.95%       (0.16%)                15.43%!               (13.64%)!
9/28/01** Through 10/31/01                       1.95%       (1.15%)                11.58%!               (10.78%)!

                                          RATIOS/SUPPLEMENTAL DATA:
                                          -------------------------
                                                PORTFOLIO
                                                 TURNOVER
                                                     RATE (a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                               209%
Year Ended 10/31/03                                   717%
Year Ended 10/31/02                                 1,021%
Year Ended 10/31/01                                   564%
Year Ended 10/31/00                                   161%
Year Ended 10/31/99                                   149%

JAPAN FUND (j)
11/1/03 Through 4/30/04                               200%
Year Ended 10/31/03                                   797%
Year Ended 10/31/02                                   409%
Year Ended 10/31/01                                   196%
Year Ended 10/31/00                                   123%
Year Ended 10/31/99                                   133%

INTERNATIONAL GROWTH FUND (g)
11/1/03 Through 4/30/04                                29%
Year Ended 10/31/03                                    38%
Year Ended 10/31/02                                    73%
12/29/00* Through 10/31/01                             35%

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                                57%
Year Ended 10/31/03                                   132%
Year Ended 10/31/02                                   138%
9/28/01** Through 10/31/01                             85%

(g)   Formerly Chase Vista International Growth Fund.
(j)   Formerly Chase Vista Japan Fund.
(v)   Formerly JPMorgan International Equity Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                   ------------------------------------   ---------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                      NET ASSET           NET    SECURITIES                DIVIDENDS
                                         VALUE,    INVESTMENT         (BOTH  TOTAL FROM     FROM NET DISTRIBUTIONS
                                      BEGINNING        INCOME  REALIZED AND  INVESTMENT   INVESTMENT  FROM CAPITAL          TOTAL
                                      OF PERIOD        (LOSS)   UNREALIZED)  OPERATIONS       INCOME         GAINS  DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04              $     9.03        (0.01)^         0.84        0.83         0.14            --           0.14
Year Ended 10/31/03                  $     7.46        (0.04)^         1.68        1.64         0.07            --           0.07
Year Ended 10/31/02                  $     8.63        (0.04)         (1.08)      (1.12)        0.05            --           0.05
9/10/01** Through 10/31/01           $     9.18        (0.01)^        (0.54)      (0.55)          --            --             --

EMERGING MARKETS
EQUITY FUND (m)
11/1/03 Through 4/30/04              $     7.45        (0.02)^         0.91        0.89         0.06            --           0.06
Year Ended 10/31/03                  $     5.20           --^          2.28        2.28         0.03            --           0.03
Year Ended 10/31/02                  $     5.13        (0.03)^         0.14        0.11         0.04            --           0.04
9/28/01** Through 10/31/01           $     4.88        (0.01)^         0.26        0.25           --            --             --

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04              $    23.10         0.02^          2.38        2.40         0.05            --           0.05
Year Ended 10/31/03                  $    19.39         0.15^          3.68        3.83         0.12            --           0.12
2/28/02** Through 10/31/02           $    21.81         0.03^         (2.43)      (2.40)        0.02            --           0.02

 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)   Not annualized for periods less than one year.
(m)   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (1)(a)  (000 OMITTED)   EXPENSES        (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04               $      9.72     9.30%          $     1,393       2.40%        (0.24%)
Year Ended 10/31/03                   $      9.03    22.18%          $     1,403       2.40%        (0.58%)
Year Ended 10/31/02                   $      7.46   (13.05%)         $     1,365       2.40%        (0.30%)
9/10/01** Through 10/31/01            $      8.63    (5.99%)         $     2,950       2.40%        (0.95%)

EMERGING MARKETS
EQUITY FUND (m)
11/1/03 Through 4/30/04               $      8.28    11.99%          $       193       2.50%        (0.38%)
Year Ended 10/31/03                   $      7.45    43.99%          $        95       2.50%         0.03%
Year Ended 10/31/02                   $      5.20     2.04%          $        41       2.50%        (0.34%)
9/28/01** Through 10/31/01            $      5.13     5.12%          $        11       2.50%        (2.00%)

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04               $     25.45    10.40%          $       508       2.00%         0.19%
Year Ended 10/31/03                   $     23.10    19.84%          $       178       2.00%         0.74%
2/28/02** Through 10/31/02            $     19.39   (11.00%)         $        22       2.00%         0.27%

                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
INTERNATIONAL
OPPORTUNITIES FUND (o)
11/1/03 Through 4/30/04                      2.69%                  (0.53%)            51%
Year Ended 10/31/03                          2.89%                  (1.07%)            79%
Year Ended 10/31/02                          2.49%                  (0.39%)           121%
9/10/01** Through 10/31/01                   2.40%                  (0.95%)           110%

EMERGING MARKETS
EQUITY FUND (m)
11/1/03 Through 4/30/04                      8.28%!                 (6.16%)!           75%
Year Ended 10/31/03                         25.36%!                (22.83%)!           85%
Year Ended 10/31/02                         36.79%!                (34.63%)!           69%
9/28/01** Through 10/31/01                  12.62%!                (12.12%)!           76%

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                      2.51%!                 (0.32%)!           24%
Year Ended 10/31/03                          6.19%!                 (3.45%)!           16%
2/28/02** Through 10/31/02                  74.45%!                (72.18%)!           20%

(i)   Formerly Chase Vista Select International Equity Fund.
(o)   Formerly J.P.Morgan Institutional International Opportunities Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                   ------------------------------------   --------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                      NET ASSET           NET    SECURITIES                DIVIDENDS
                                         VALUE,    INVESTMENT         (BOTH  TOTAL FROM     FROM NET DISTRIBUTIONS
                                      BEGINNING        INCOME  REALIZED AND  INVESTMENT   INVESTMENT  FROM CAPITAL         TOTAL
                                      OF PERIOD        (LOSS)   UNREALIZED)  OPERATIONS       INCOME         GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04              $    16.06        (0.04)^         1.26        1.22           --            --            --
Year Ended 10/31/03                  $    12.62        (0.06)^         3.58        3.52         0.08            --          0.08
Year Ended 10/31/02                  $    12.47         0.05^          0.10        0.15           --            --            --
Year Ended 10/31/01                  $    17.37        (0.08)^        (3.13)      (3.21)          --          1.69          1.69
Year Ended 10/31/00                  $    16.19        (0.26)^         1.80        1.54           --          0.36          0.36
11/1/98** Through 10/31/99           $    14.24        (0.08)^         2.17        2.09         0.03          0.11          0.14

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04              $    23.05         0.02^          2.38        2.40         0.05            --          0.05
1/31/03** Through 10/31/03           $    18.43         0.08^          4.65        4.73         0.11            --          0.11

 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)   Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (1)(a)  (000 OMITTED)   EXPENSES        (LOSS)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04               $    17.28      7.60%          $     3,076       2.29%        (0.38%)
Year Ended 10/31/03                   $    16.06     28.09%          $     2,914       2.35%        (0.42%)
Year Ended 10/31/02                   $    12.62      1.20%          $     2,512       2.39%         0.36%
Year Ended 10/31/01                   $    12.47    (20.04%)         $     2,922       2.50%        (0.55%)
Year Ended 10/31/00                   $    17.37      9.27%          $     4,229       2.49%        (1.33%)
11/1/98** Through 10/31/99            $    16.19     14.73%          $     1,460       2.51%        (0.61%)

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04               $    25.40     10.39%          $     4,209       2.00%         0.17%
1/31/03** Through 10/31/03            $    23.05     25.70%          $     1,681       2.00%         0.48%

                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                     2.81%                  (0.90%)              209%
Year Ended 10/31/03                         3.09%                  (1.16%)              717%
Year Ended 10/31/02                         3.20%                  (0.45%)            1,021%
Year Ended 10/31/01                         2.82%                  (0.87%)              564%
Year Ended 10/31/00                         2.67%                  (1.51%)              161%
11/1/98** Through 10/31/99                  2.83%                  (0.93%)              149%

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                     2.51%!                 (0.34%)!              24%
1/31/03** Through 10/31/03                  2.85%!                 (0.37%)!              16%

(e) Prior to February 27, 2004, the Fund was named Fleming European Fund; prior to February 28, 2001, the Fund was named Chase Vista European Fund.
(i)   Formerly Chase Vista Select International Equity Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL SHARES

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                   ------------------------------------   --------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                      NET ASSET           NET    SECURITIES                DIVIDENDS
                                         VALUE,    INVESTMENT         (BOTH  TOTAL FROM     FROM NET DISTRIBUTIONS
                                      BEGINNING        INCOME  REALIZED AND  INVESTMENT   INVESTMENT  FROM CAPITAL         TOTAL
                                      OF PERIOD        (LOSS)   UNREALIZED)  OPERATIONS       INCOME         GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04              $     17.17         0.14^         1.28        1.42         0.06            --        0.06
Year Ended 10/31/03                  $     13.33         0.12^         3.82        3.94         0.10            --        0.10
Year Ended 10/31/02                  $     12.99         0.24^         0.10        0.34           --            --          --
9/10/01** Through 10/31/01           $     13.14        (0.05) ^      (0.10)      (0.15)          --            --          --

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04              $      8.61         0.09^         1.22        1.31         0.09            --        0.09
Year Ended 10/31/03                  $      7.02         0.02^         1.82        1.84         0.25            --        0.25
Year Ended 10/31/02                  $      8.28         0.06^        (1.19)      (1.13)        0.13            --        0.13
Year Ended 10/31/01                  $     12.28         0.07^        (3.02)      (2.95)          --          1.05        1.05
Year Ended 10/31/00                  $     13.56         0.05         (0.66)      (0.61)        0.16          0.51        0.67
Year Ended 10/31/99                  $     11.21         0.19          2.51        2.70         0.35            --        0.35

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04              $      9.26         0.06^         0.87        0.93         0.26            --        0.26
Year Ended 10/31/03                  $      7.55         0.08^         1.71        1.79         0.08            --        0.08
Year Ended 10/31/02                  $      8.64         0.09         (1.08)      (0.99)        0.10            --        0.10
12/1/00 Through 10/31/01***          $     11.39         0.12^        (2.60)      (2.48)        0.11          0.16        0.27
Year Ended 11/30/00                  $     12.92         0.08         (1.42)      (1.34)        0.19            --        0.19
Year Ended 11/30/99                  $     10.11         0.25          2.88        3.13         0.32            --        0.32
Year Ended 11/30/98                  $      9.94         0.22          0.05        0.27         0.10            --        0.10

 **   Commencement of offering of class of shares.
***   The Fund changed its fiscal year end from November 30 to October 31.
  ^   Calculated based upon average shares outstanding.
(a)   Not annualized for periods less than one year.
(e) Prior to February 27, 2004, the Fund was named Fleming European Fund; prior to February 28, 2001, the Fund was named Chase Vista European Fund.
(o)   Formerly J.P.Morgan Institutional International Opportunities Fund.
(v)   Formerly JPMorgan International Equity Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (a)     (000 OMITTED)   EXPENSES        (LOSS)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04               $     18.53     8.30%          $    32,018       1.00%         1.45%
Year Ended 10/31/03                   $     17.17    29.83%          $    12,038       1.00%         0.86%
Year Ended 10/31/02                   $     13.33     2.62%          $     6,305       1.00%         1.81%
9/10/01** Through 10/31/01            $     12.99    (1.14%)         $     4,740       1.00%        (2.60%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04               $      9.83    15.23%          $    26,611       0.95%         1.82%
Year Ended 10/31/03                   $      8.61    27.23%          $    26,356       0.95%         0.28%
Year Ended 10/31/02                   $      7.02   (13.89%)         $    28,644       0.95%         0.91%
Year Ended 10/31/01                   $      8.28   (26.06%)         $   142,590       0.92%         0.70%
Year Ended 10/31/00                   $     12.28    (5.16%)         $   432,785       0.95%         0.50%
Year Ended 10/31/99                   $     13.56    24.70%          $   471,195       0.95%         0.81%

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04               $      9.93    10.16%          $   127,971       0.92%         1.26%
Year Ended 10/31/03                   $      9.26    24.02%          $   133,907       0.92%         1.10%
Year Ended 10/31/02                   $      7.55   (11.67%)         $   209,286       0.92%         1.21%
12/1/00 Through 10/31/01***           $      8.64   (22.24%)         $   231,048       0.94%         1.25%
Year Ended 11/30/00                   $     11.39   (10.55%)         $   461,016       0.91%         0.84%
Year Ended 11/30/99                   $     12.92    31.87%          $   370,268       0.94%         0.76%
Year Ended 11/30/98                   $     10.11     2.69%          $   323,918       0.99%         1.13%

                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                      1.67%                   0.78%            209%
Year Ended 10/31/03                          2.01%                  (0.15%)           717%
Year Ended 10/31/02                          2.25%                   0.56%          1,021%
9/10/01** Through 10/31/01                   3.34%!                 (4.94%)!          564%

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                      1.50%                   1.27%             57%
Year Ended 10/31/03                          1.55%                  (0.32%)           132%
Year Ended 10/31/02                          1.16%                   0.70%            138%
Year Ended 10/31/01                          0.93%                   0.69%             85%~
Year Ended 10/31/00                          0.95%                   0.50%             80%~
Year Ended 10/31/99                          0.95%                   0.81%             70%~

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04                      1.10%                   1.08%             51%
Year Ended 10/31/03                          1.09%                   0.93%             79%
Year Ended 10/31/02                          0.98%                   1.15%            121%
12/1/00 Through 10/31/01***                  0.95%                   1.24%            110%~~
Year Ended 11/30/00                          0.91%                   0.84%             86%~~
Year Ended 11/30/99                          0.95%                   0.75%             80%~~
Year Ended 11/30/98                          1.02%                   1.10%            143%~~

 #    Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 ~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
~~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                   ------------------------------------   --------------------------------------
                                                                  NET GAINS
                                                               OR LOSSES ON
                                      NET ASSET           NET    SECURITIES                DIVIDENDS
                                         VALUE,    INVESTMENT         (BOTH  TOTAL FROM     FROM NET DISTRIBUTIONS
                                      BEGINNING        INCOME  REALIZED AND  INVESTMENT   INVESTMENT  FROM CAPITAL         TOTAL
                                      OF PERIOD        (LOSS)   UNREALIZED)  OPERATIONS       INCOME         GAINS DISTRIBUTIONS
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04              $      7.59         0.03^         0.91        0.94         0.11           --         0.11
Year Ended 10/31/03                  $      5.25         0.07^         2.31        2.38         0.04           --         0.04
Year Ended 10/31/02                  $      5.14         0.04^         0.12        0.16         0.05           --         0.05
Year Ended 10/31/01                  $      6.68         0.07^        (1.60)      (1.53)        0.01           --         0.01
Year Ended 10/31/00                  $      7.22         0.02         (0.50)      (0.48)        0.06           --         0.06
Year Ended 10/31/99                  $      5.91         0.14          1.68        1.82         0.51           --         0.51

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04              $     17.84         0.03^        (0.03)        (--)(b)     0.20           --         0.20
Year Ended 10/31/03                  $     13.71         0.17^         3.96        4.13           --           --           --
6/28/02** Through 10/31/02           $     15.86           --         (2.15)      (2.15)          --           --           --

 **   Commencement of offering of class of shares.
  ^   Calculated based upon average shares outstanding.
(a)   Not annualized for periods less than one year.
(b)   Amount is less than $0.01.
(m)   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (a)     (000 OMITTED)   EXPENSES        (LOSS)
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04               $      8.42    12.64%        $      47,485       1.45%         0.81%
Year Ended 10/31/03                   $      7.59    45.49%        $      58,658       1.45%         1.18%
Year Ended 10/31/02                   $      5.25     3.04%        $      47,503       1.45%         0.83%
Year Ended 10/31/01                   $      5.14   (22.98%)       $      67,335       1.45%         1.07%
Year Ended 10/31/00                   $      6.68    (6.88%)       $     110,711       1.45%         0.46%
Year Ended 10/31/99                   $      7.22    33.76%        $     131,046       1.42%         0.99%

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04               $     17.64    (0.02%)       $      20,336       1.35%         0.29%
Year Ended 10/31/03                   $     17.84    30.12%        $      13,887       1.35%         1.16%
6/28/02** Through 10/31/02            $     13.71   (13.56%)       $       6,463       1.35%         0.08%

                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                      1.87%                  0.39%              75%
Year Ended 10/31/03                          1.95%                  0.68%              85%
Year Ended 10/31/02                          1.77%                  0.51%              69%
Year Ended 10/31/01                          1.64%                  0.88%              76%~
Year Ended 10/31/00                          1.55%                  0.36%              65%~
Year Ended 10/31/99                          1.52%                  0.89%              87%~

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                      2.06%                 (0.42%)             89%
Year Ended 10/31/03                          2.65%                 (0.14%)            172%
6/28/02** Through 10/31/02                   2.53%                 (1.10%)            106%

(p)   Formerly JPMorgan Fleming Pacific Region Fund.
  #   Short periods have been annualized.
  ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT SHARES

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                  ------------------------------------   ---------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                      NET ASSET          NET    SECURITIES                DIVIDENDS
                                         VALUE,   INVESTMENT         (BOTH  TOTAL FROM     FROM NET   DISTRIBUTIONS
                                      BEGINNING       INCOME  REALIZED AND  INVESTMENT   INVESTMENT    FROM CAPITAL         TOTAL
                                      OF PERIOD       (LOSS)   UNREALIZED)  OPERATIONS       INCOME           GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04              $     17.00        0.07^         1.30        1.37           --(b)           --            --(b)
Year Ended 10/31/03                  $     13.26        0.05^         3.78        3.83         0.09              --          0.09
Year Ended 10/31/02                  $     12.97        0.14^         0.15        0.29           --              --            --
9/10/01** Through 10/31/01           $     13.14          --^        (0.17)      (0.17)          --              --            --

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04              $      8.58        0.07^         1.21        1.28         0.05              --          0.05
Year Ended 10/31/03                  $      7.01       (0.01)^        1.83        1.82         0.25              --          0.25
Year Ended 10/31/02                  $      8.28        0.07^        (1.22)      (1.15)        0.12              --          0.12
Year Ended 10/31/01@                 $     16.08        0.02^        (3.39)      (3.37)        1.14            3.29          4.43
Year Ended 10/31/00                  $     18.70        0.27         (1.07)      (0.80)        0.24            1.58          1.82
Year Ended 10/31/99                  $     15.91        0.24          3.47        3.71         0.47            0.45          0.92

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04              $      9.22        0.05^         0.86        0.91         0.24              --          0.24
Year Ended 10/31/03                  $      7.53        0.05^         1.72        1.77         0.08              --          0.08
Year Ended 10/31/02                  $      8.64        0.08         (1.10)      (1.02)        0.09              --          0.09
12/1/00 Through 10/31/01***@         $     11.81        0.08^        (2.65)      (2.57)        0.32            0.28          0.60
Year Ended 11/30/00                  $     13.41        0.14         (1.58)      (1.44)        0.16              --          0.16
Year Ended 11/30/99                  $     10.45        0.22          3.05        3.27         0.31              --          0.31
Year Ended 11/30/98                  $     10.32        0.24         (0.01)       0.23         0.10              --          0.10

(e) Prior to February 27, 2004, the Fund was named Fleming European Fund; prior to February 28, 2001, the Fund was named Chase Vista European Fund.
 **   Commencement of offering of class of shares.
***   The Fund changed its fiscal year end from November 30 to October 31.
  ^   Calculated based upon average shares outstanding.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
(a)   Not annualized for periods less than one year.
(b)   Amount rounds to less than $.01.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (a)     (000 OMITTED)   EXPENSES        (LOSS)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04               $     18.37     8.08%        $      18,606       1.39%         0.74%
Year Ended 10/31/03                   $     17.00    29.14%        $      11,225       1.47%         0.38%
Year Ended 10/31/02                   $     13.26     2.24%        $       8,461       1.50%         1.06%
9/10/01** Through 10/31/01            $     12.97    (1.29%)       $       6,063       1.50%        (0.06%)

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04               $      9.81    14.90%        $      17,178       1.37%         1.40%
Year Ended 10/31/03                   $      8.58    26.89%        $      16,538       1.39%        (0.15%)
Year Ended 10/31/02                   $      7.01   (14.09%)       $      16,905       1.29%         0.85%
Year Ended 10/31/01@                  $      8.28   (26.66%)       $      21,307       1.40%         0.20%
Year Ended 10/31/00                   $     16.08    (5.49%)       $      55,445       1.30%         0.15%
Year Ended 10/31/99                   $     18.70    24.41%        $      64,860       1.21%         0.55%

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04               $      9.89     9.96%        $      34,021       1.20%         1.04%
Year Ended 10/31/03                   $      9.22    23.77%        $      30,969       1.20%         0.58%
Year Ended 10/31/02                   $      7.53   (11.98%)       $      33,428       1.20%         0.89%
12/1/00 Through 10/31/01***@          $      8.64   (22.66%)       $      37,271       1.27%         0.85%
Year Ended 11/30/00                   $     11.81   (10.87%)       $      79,408       1.21%         0.55%
Year Ended 11/30/99                   $     13.41    32.13%        $      67,543       1.18%         0.47%
Year Ended 11/30/98                   $     10.45     2.30%        $      55,050       1.20%         0.96%

                                                 RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------
                                   RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------
                                                           NET INVESTMENT
                                         EXPENSES           INCOME (LOSS)
                                 WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                   REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
INTREPID EUROPEAN FUND (e)
11/1/03 Through 4/30/04                      1.90%                   0.23%            209%
Year Ended 10/31/03                          2.20%                  (0.35%)           717%
Year Ended 10/31/02                          2.43%                   0.13%          1,021%
9/10/01** Through 10/31/01                   3.74%!                 (2.30%)!          564%

INTERNATIONAL VALUE FUND (v)
11/1/03 Through 4/30/04                      1.77%                   1.00%             57%
Year Ended 10/31/03                          1.86%                  (0.62%)           132%
Year Ended 10/31/02                          1.49%                   0.65%            138%
Year Ended 10/31/01@                         1.40%                   0.20%             85%~
Year Ended 10/31/00                          1.30%                   0.15%             80%~
Year Ended 10/31/99                          1.21%                   0.55%             70%~

INTERNATIONAL OPPORTUNITIES
FUND (o)
11/1/03 Through 4/30/04                      1.31%                   0.93%             51%
Year Ended 10/31/03                          1.37%                   0.41%             79%
Year Ended 10/31/02                          1.22%                   0.87%            121%
12/1/00 Through 10/31/01***@                 1.27%                   0.85%            110%~~
Year Ended 11/30/00                          1.21%                   0.55%             86%~~
Year Ended 11/30/99                          1.24%                   0.41%             80%~~
Year Ended 11/30/98                          1.24%                   0.92%            143%~~

(o)   Formerly J.P.Morgan Institutional International Opportunities Fund.
(v)   Formerly JPMorgan International Equity Fund.
  #   Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.
 ~~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                  ------------------------------------   ---------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                      NET ASSET          NET    SECURITIES                DIVIDENDS
                                         VALUE,   INVESTMENT         (BOTH  TOTAL FROM     FROM NET   DISTRIBUTIONS
                                      BEGINNING       INCOME  REALIZED AND  INVESTMENT   INVESTMENT    FROM CAPITAL         TOTAL
                                      OF PERIOD       (LOSS)   UNREALIZED)  OPERATIONS       INCOME           GAINS DISTRIBUTIONS
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04              $      7.53        0.02^         0.90        0.92         0.09              --          0.09
Year Ended 10/31/03                  $      5.23        0.05^         2.28        2.33         0.03              --          0.03
Year Ended 10/31/02                  $      5.13        0.03^         0.12        0.15         0.05              --          0.05
Year Ended 10/31/01@                 $      6.73        0.05^        (1.61)      (1.56)        0.04              --          0.04
Year Ended 10/31/00                  $      7.28        0.02         (0.53)      (0.51)        0.04              --          0.04
Year Ended 10/31/99                  $      5.88        0.08          1.72        1.80         0.40              --          0.40

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04              $     17.80        0.01^        (0.02)      (0.01)        0.17              --          0.17
Year Ended 10/31/03                  $     13.71        0.16^         3.93        4.09           --              --            --
6/28/02** Through 10/31/02           $     15.86          --         (2.15)      (2.15)          --              --            --

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04              $     23.19        0.11^         2.42        2.53         0.12              --          0.12
Year Ended 10/31/03                  $     19.45        0.30^         3.72        4.02         0.28              --          0.28
Year Ended 10/31/02                  $     21.20        0.21^        (1.84)      (1.63)        0.12              --          0.12
Year Ended 10/31/01                  $     32.00        0.39         (6.35)      (5.96)        0.18            4.66          4.84
Year Ended 10/31/00                  $     33.33        0.15          1.05        1.20         0.13            2.40          2.53
Year Ended 10/31/99(k)               $     27.79        0.33          5.94        6.27         0.73              --          0.73

**    Commencement of offering of class of shares.
 + Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
 ^    Calculated based upon average shares outstanding.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
(a)   Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                  PER SHARE OPERATING PERFORMANCE:        RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------- --------------------------------------
                                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------
                                                                     NET ASSETS,                      NET
                                       NET ASSET                          END OF               INVESTMENT
                                      VALUE, END     TOTAL                PERIOD        NET        INCOME
                                       OF PERIOD    RETURN (1)(a)  (000 OMITTED)   EXPENSES        (LOSS)
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04               $      8.36    12.46%        $      23,344       1.75%         0.50%
Year Ended 10/31/03                   $      7.53    44.84%        $      22,620       1.75%         0.88%
Year Ended 10/31/02                   $      5.23     2.75%        $      18,660       1.75%         0.56%
Year Ended 10/31/01@                  $      5.13   (23.23%)       $      22,253       1.75%         0.78%
Year Ended 10/31/00                   $      6.73    (7.12%)       $      34,204       1.75%         0.15%
Year Ended 10/31/99                   $      7.28    33.00%        $      35,786       1.75%         0.73%

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04               $     17.62    (0.05%)       $      28,229       1.50%         0.12%
Year Ended 10/31/03                   $     17.80    29.83%        $      24,443       1.50%         1.17%
6/28/02** Through 10/31/02            $     13.71   (13.56%)       $      14,043       1.50%        (0.03%)

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04               $     25.60    10.90%        $   1,022,867       1.10%         0.89%
Year Ended 10/31/03                   $     23.19    20.90%        $     813,466       1.10%         1.45%
Year Ended 10/31/02                   $     19.45    (7.74%)       $     247,426       1.03%         1.03%
Year Ended 10/31/01                   $     21.20   (21.62%)       $     181,296       1.00%         0.87%
Year Ended 10/31/00                   $     32.00     2.71%        $     226,248       0.66%         0.38%
Year Ended 10/31/99(k)                $     33.33    22.83%        $     223,339       0.06%         1.14%

                                                          RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                      --------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES           INCOME (LOSS)
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
EMERGING MARKETS EQUITY FUND (m)
11/1/03 Through 4/30/04                               2.14%                   0.11%             75%
Year Ended 10/31/03                                   2.26%                   0.37%             85%
Year Ended 10/31/02                                   2.04%                   0.27%             69%
Year Ended 10/31/01@                                  2.11%                   0.42%             76%+
Year Ended 10/31/00                                   1.96%                  (0.06%)            65%+
Year Ended 10/31/99                                   1.87%                   0.61%             87%+

ASIA EQUITY FUND (p)
11/1/03 Through 4/30/04                               2.21%                  (0.59%)            89%
Year Ended 10/31/03                                   2.71%                  (0.04%)           172%
6/28/02** Through 10/31/02                            2.58%                  (1.11%)           106%

INTERNATIONAL EQUITY FUND (i)
11/1/03 Through 4/30/04                               1.51%                   0.48%             24%
Year Ended 10/31/03                                   1.55%                   1.00%             16%
Year Ended 10/31/02                                   1.54%                   0.52%             20%
Year Ended 10/31/01                                   1.54%                   0.33%             33%
Year Ended 10/31/00                                   1.50%                  (0.46%)           149%
Year Ended 10/31/99(k)                                1.31%                  (0.11%)           141%

(k) On November 20, 1998, the Fund underwent a "6 shares for 1" split of shares. Prior periods have been restated to reflect the split.
(m)   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
(p)   Formerly JPMorgan Fleming Pacific Region Fund.
(i)   Formerly Chase Vista Select International Equity Fund.
  #   Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS
Capital Growth Fund
Disciplined Equity Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
Trust Small Cap Equity Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

INTERNATIONAL EQUITY FUNDS
Fleming Asia Equity Fund
Fleming Emerging Markets Equity Fund
Fleming Intrepid European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Opportunities Fund
Fleming International Value Fund
Fleming Japan Fund

SPECIALTY FUNDS
Global 50 Fund
Global Healthcare Fund
Market Neutral Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

UNDISCOVERED MANAGERS FUNDS
Behavioral Growth Fund
Behavioral Value Fund
REIT Fund
Small Cap Growth Fund

               Funds may be registered under separate registrants.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

Investors should carefully read the fund prospectus which includes information on the Fund's investment objectives, risk, as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a fund prospectus please call 800 348-4782. Please read carefully before investing or sending money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                    PRSRT STD
     600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                          PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004                                  SAN-INTEQ-404
All rights reserved. June 2004.

[GRAPHIC]

JPMORGAN FUNDS

SEMI-ANNUAL REPORT APRIL 30 2004 (UNAUDITED)

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE LARGE CAP GROWTH FUND

TAX AWARE LARGE CAP VALUE FUND

TAX AWARE SHORT-INTERMEDIATE INCOME FUND

TAX AWARE U.S. EQUITY FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                           1
Fund Commentaries:
Fleming Tax Aware International Opportunites Fund            2
Tax Aware Disciplined Equity Fund                            5
Tax Aware Enhanced Income Fund                               8
Tax Aware Large Cap Growth Fund                             10
Tax Aware Large Cap Value Fund                              13
Tax Aware Short-Intermediate Income Fund                    16
Tax Aware U.S. Equity Fund                                  18
Portfolio of Investments                                    21
Financial Statements                                        60
Notes to Financial Statements                               72
Financial Highlights                                        98

HIGHLIGHTS

-  Global growth accelerates

-  Markets rally across the six months

-  Buoyant US employment numbers spook markets in April

-  Inflation key to long term outlook

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN TAX AWARE FUNDS

PRESIDENT'S LETTER MAY 20, 2004

[PHOTO OF GEORGE C.W. GATCH]

"AGAINST THIS BRIGHTENING PICTURE, MARKETS RALLIED."

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Tax Aware Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended April 30, 2004, along with reports from the Portfolio Managers.

GLOBAL ECONOMIC RECOVERY CONSOLIDATES
International equity markets continued to rally in the six months to the end of April 2004 as evidence emerged that global growth was accelerating. In the United States, Gross Domestic Product (GDP) growth for the first-quarter was 4.2% - solid if a little below expectations. Furthermore, 308,000 jobs were added to the US labor market in March - the largest monthly rise in four years - ending fears of a jobless U.S. recovery. In Japan, economic indicators showed a marked acceleration. After a series of false dawns, the country appeared, finally, to be emerging from more than a decade of stagnation. And corporate earnings were exceptionally strong everywhere. Earnings forecasts hit new records in the United States, Europe and Japan.

Against this brightening picture, markets rallied. The broad-based MSCI EAFE Index of international markets gained 12.4% (in USD). It was led by the more mature markets of Continental Europe and Japan. The laggards were the emerging markets and the high-growth Asian markets, which corrected sharply towards the end of the period as uncertainty crept back into global financial markets.

INTEREST RATES, OIL PRICES, GEOPOLITICAL UNCERTAINTY BECOME A CONCERN
But it was the U.S. employment numbers, the very news investors had been waiting for, that spooked the stock markets, and started April's correction. Investors worried that the Federal Reserve would raise rates sooner than expected, possibly choking economic growth in the United States and elsewhere. Nervousness increased as setbacks in Iraq during the month caused the oil price to spike higher, and China's government took action to curb its overheating economy. The MSCI EAFE Index fell 2.3% in the month, while more volatile indices fell further
- the MSCI Emerging Markets Free Index, for example, slumped 8.2%.

OUTLOOK
While, by all indications, economic fundamentals are likely to remain solid, equity gains are likely to be tempered by concerns about the timing and magnitude of U.S. rate rises, and the extent to which the yields on long bonds move higher. Uncertainties surrounding Chinese growth, and the situation in Iraq, are also likely to spark volatility. But if the U.S. and Chinese monetary authorities can rein in inflation, the global economy and stock markets are likely to benefit in the long run.

IMPORTANT MERGER NEWS
As you may know, J.P. Morgan Chase & Co. and Bank One Corp. have agreed to merge in July 2004, as approved by both firms' shareholders. The merger is compelling both strategically and financially. The newly combined organization will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. And we will have an extraordinarily talented team that shares common values and a strong client orientation.

As always, we would like to thank you for your investment, and look forward to serving your financial needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                FUND FACTS

                                Fund Inception                           4/30/01
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 4/30/2004
                                (In Millions)                             $143.5
                                Primary Benchmark                      MSCI EAFE
                                                                         USD NET

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Fleming Tax Aware International Opportunities, which seeks to provide high after tax total return by investing in equity securities of foreign companies in developed, and, to a lesser extent, emerging markets, rose by 10.17% (Institutional Shares) in the six months to April 30, 2004. This compares with a rally of 12.4% in the MSCI EAFE Index (in US dollars).

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund rallied with the international equity markets in the six months to April 30, 2004, although it trailed the MSCI EAFE Index benchmark. Stock selection in two sectors - Transport & Consumer Cyclicals and Basic Industries - caused the majority of the shortfall. But this was partly offset by a strong relative contribution from Capital Market Banks, Information Technology and Telecommunications stocks.

     In the Transport & Consumer Cyclical sector, the greatest detractor was Adecco, the Swiss human resources solutions company. Adecco announced at the beginning of 2004 that it would delay publication of 2003 results because it had uncovered accounting irregularities in its North American operations. Towards the end of April it announced a further postponement, leading to fears that it would breach a bank loan covenant. Also in the sector, Cathay Pacific, the Hong Kong-based airline, underperformed with worries regarding higher fuel prices and slower growth in China.

     In Basic Materials, POSCO, the Korean steel company, and Ciba Specialty Chemicals, the Swiss chemicals company, both rose in price but even so trailed a strong sector performance. In the case of POSCO, the position was added to what proved to be a short-term peak for the stock price.

     There was strong relative performance among Capital Markets Bank stocks. Aiful, the Japanese consumer finance company, experienced its stock price rise by more than 50% as the Japanese economy appeared to be in a sustainable recovery. Man Group, the hedge fund manager, performed well due to rapid growth in assets under management.

     Both the Information Technology and Telecommunications sectors contributed. In Information Technology, Kyocera, the diversified Japanese technology company, performed well as recovery brought rising demand for its products. In Telecommunications, Advanced Information Technology, the Thai cellular phone company, performed well as investors anticipated revenue growth.

Q:   HOW WAS THE FUND MANAGED?

A: In line with a belief that the global economy will continue to recover, stock selection has led the portfolio to have a bias towards what we believe to be high quality companies with operational leverage to the global economy. As always, use of the Dividend Discount Rate model to evaluate stocks causes the portfolio to take a longer term view of a stock's prospects.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom          23.7%
Japan                   18.9%
France                  12.1%
Switzerland             10.9%
The Netherlands          5.0%
Germany                  4.1%
Hong Kong                4.0%
South Korea              3.4%
Sweden                   3.2%
India                    2.4%
Singapore                2.2%
Taiwan                   1.7%
Australia                1.6%
Spain                    1.6%
Brazil                   1.2%
Russia                   1.0%
Other                    3.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  Royal Bank of Scotland
    Group PLC (United Kingdom)      4.0%
2.  Vodafone Group PLC
    (United Kingdom)                3.8%
3.  BNP Paribas (France)            2.8%
4.  Total SA (France)               2.8%
5.  HSBC Holdings PLC
    (United Kingdom)                2.7%
6.  Zurich Financial Services
    AG (Switzerland)                2.7%
7.  Fujitsu LTD (Japan)             2.2%
8.  Daiwa Securities
    Group, Inc. (Japan)             2.1%
9.  Diageo PLC
    (United Kingdom)                2.0%
10. AstraZeneca PLC
    (United Kingdom)                2.0%

Top 10 equity holdings comprised 27.1% of the Portfolio's market value of investments ($38,414 in thousands). As of April 30, 2004, the Fund held 87 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                                  SINCE
                                                                              INCEPTION
                                                     1 YEAR     3 YEARS       (4/30/01)
                                       ------------------------------------------------
CLASS A SHARES
           Without Sales Charge                      38.26%     (0.38%)        (0.38%)
              With Sales Charge*                     30.28%     (2.34%)        (2.34%)

INSTITUTIONAL SHARES                                 39.37%      0.42%          0.42%

* Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/04)

                  JPMORGAN FLEMING TAX AWARE INTERNATIONAL        MSCI EAFE        LIPPER INTERNATIONAL
                  OPPORTUNITIES FUND (INSTITUTONAL SHARES)         USD NET             FUNDS INDEX
4/30/2001                      $  3,000,000                    $  3,000,000           $  3,000,000
5/31/2001                      $  2,937,900                    $  2,894,100           $  2,927,400
6/30/2001                      $  2,851,820                    $  2,775,731           $  2,844,847
7/31/2001                      $  2,719,780                    $  2,725,213           $  2,770,881
8/31/2001                      $  2,699,654                    $  2,656,265           $  2,715,187
9/30/2001                      $  2,401,612                    $  2,387,185           $  2,419,231
10/31/2001                     $  2,485,669                    $  2,448,297           $  2,484,792
11/30/2001                     $  2,603,738                    $  2,538,640           $  2,577,475
12/31/2001                     $  2,641,492                    $  2,553,618           $  2,623,354
1/31/2002                      $  2,511,002                    $  2,418,020           $  2,517,371
2/28/2002                      $  2,508,993                    $  2,434,947           $  2,552,614
3/31/2002                      $  2,647,490                    $  2,566,677           $  2,687,647
4/30/2002                      $  2,681,643                    $  2,583,617           $  2,706,461
5/31/2002                      $  2,727,767                    $  2,616,429           $  2,745,163
6/30/2002                      $  2,585,377                    $  2,512,295           $  2,636,729
7/31/2002                      $  2,324,513                    $  2,264,332           $  2,373,584
8/31/2002                      $  2,348,688                    $  2,259,124           $  2,375,482
9/30/2002                      $  2,077,884                    $  2,016,494           $  2,119,643
10/31/2002                     $  2,210,245                    $  2,124,780           $  2,229,652
11/30/2002                     $  2,330,483                    $  2,221,245           $  2,335,115
12/31/2002                     $  2,215,823                    $  2,146,611           $  2,260,391
1/31/2003                      $  2,102,373                    $  2,057,097           $  2,177,661
2/28/2003                      $  2,047,711                    $  2,009,990           $  2,113,202
3/31/2003                      $  1,980,751                    $  1,970,594           $  2,061,429
4/30/2003                      $  2,179,420                    $  2,163,712           $  2,265,510
5/31/2003                      $  2,317,377                    $  2,294,833           $  2,410,956
6/30/2003                      $  2,369,982                    $  2,350,368           $  2,467,855
7/31/2003                      $  2,434,919                    $  2,407,247           $  2,536,954
8/31/2003                      $  2,509,915                    $  2,465,261           $  2,610,272
9/30/2003                      $  2,578,938                    $  2,541,192           $  2,662,739
10/31/2003                     $  2,757,400                    $  2,699,508           $  2,821,438
11/30/2003                     $  2,810,066                    $  2,759,437           $  2,878,149
12/31/2003                     $  3,006,771                    $  2,974,949           $  3,074,151
1/31/2004                      $  3,101,785                    $  3,016,896           $  3,140,245
2/29/2004                      $  3,172,196                    $  3,086,586           $  3,212,157
3/31/2004                      $  3,188,691                    $  3,103,871           $  3,227,896
4/30/2004                      $  3,037,759                    $  3,033,723           $  3,131,705

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 4/30/01.

All Shares Classes were introduced on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Fleming Tax Aware International Opportunities Fund, MSCI EAFE USD Net and Lipper International Funds Index from April 30, 2001 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far
East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                               FUND FACTS

                               Fund Inception                            1/30/97
                               Fiscal Year End                        OCTOBER 31
                               Net Assets as of 4/30/2004
                               (In Millions)                              $193.5
                               Primary Benchmark                   S&P 500 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax returns from a portfolio of selected equity securities, rose 6.83% for the six months ending April 30, 2004 (Institutional Shares). This compares to the 6.27% appreciation from the S&P 500 Index, the Fund's benchmark.

Q:   WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: The market continued its trend of steadily improving performance for most of the period as the economy showed signs of improvement and corporate earnings came in ahead of expectations. The accommodating environment of low interest rates and inflation also aided equity returns. However, the upgrade in prospects for growth brought with it the threat of an early end to the Federal Reserve's highly accommodative stance. As a result stocks receded in March and April.

     Stock selection was strongest in the Finance sector where the portfolio manager added value against the benchmark. The portfolio's holdings in the sector performed well as these companies benefited from an improved economic outlook and increased merger activity. In particular, shares of GreenPoint Financial Corp., a holding in the portfolio, advanced after the company agreed to be acquired by its New York rival North Fork Bancorporation Inc. The transaction is expected to be completed in the fourth quarter of 2004. Additionally, adept stock selection in the semiconductors sector also aided the Fund's relative performance.

     In contrast, the Portfolio's insurance holdings lagged their peer group during the period. Within the sector an underweight position in a resurgent American International Group hindered relative performance.

Q:   HOW WAS THE FUND MANAGED?

A: Keeping to our discipline, the Fund continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 so as to minimize volatility relative to index and to ensure that stock selection was the main driver of returns.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services          23.0%
Finance & Insurance                20.1%
Technology                         16.8%
Industrial Products & Services     13.0%
Pharmaceuticals                    10.2%
Energy                              6.4%
Telecommuncations                   3.7%
Health Services & Systems           3.5%
Utilities                           2.6%
Short-Term Investments              0.4%
REITs                               0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  Citigroup, Inc.                 3.4%
2.  General Electric Co.            3.3%
3.  Microsoft Corp.                 2.9%
4.  Pfizer, Inc.                    2.7%
5.  Procter & Gamble Co.            2.2%
6.  The Coco-Cola Co.               2.0%
7.  Johnson & Johnson               2.0%
8.  Wal-Mart Stores, Inc.           2.0%
9.  Exxon Mobil Corp.               1.7%
10. Bank of America Corp.           1.7%

Top 10 equity holdings comprised 23.9% of the Portfolio's market value of investments ($46,285 in thousands). As of April 30, 2004 the Fund held 215 equity holdings. Portfolio holdings are subject to change at any time.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                                            SINCE
                                                                                        INCEPTION
                                                     1 YEAR     3 YEARS     5 YEARS     (1/30/97)
                                       ----------------------------------------------------------
INSTITUTIONAL SHARES                                 23.72%     (2.90%)     (3.01%)       6.60%

[CHART]

LIFE OF FUND PERFORMANCE (1/30/97 TO 4/30/04)

                    JPMORGAN TAX AWARE DISCIPLINED                                LIPPER LARGE-CAP
                  EQUITY FUND (INSTITUTIONAL SHARES)         S&P 500 INDEX        CORE FUNDS INDEX
1/30/97                       $  3,000,000                   $  3,000,000           $  3,000,000
1/31/97                       $  3,009,000                   $  3,000,000           $  3,000,000
2/28/97                       $  3,036,081                   $  3,023,400           $  2,996,400
3/31/97                       $  2,900,975                   $  2,899,138           $  2,868,154
4/30/97                       $  3,075,034                   $  3,072,217           $  3,027,050
5/31/97                       $  3,302,894                   $  3,259,315           $  3,210,792
6/30/97                       $  3,458,791                   $  3,405,332           $  3,350,140
7/31/97                       $  3,758,668                   $  3,676,397           $  3,614,801
8/31/97                       $  3,569,607                   $  3,470,518           $  3,430,808
9/30/97                       $  3,752,728                   $  3,660,703           $  3,607,494
10/31/97                      $  3,623,634                   $  3,538,435           $  3,496,384
11/30/97                      $  3,779,450                   $  3,702,265           $  3,610,715
12/31/97                      $  3,844,456                   $  3,765,944           $  3,676,430
1/31/98                       $  3,895,972                   $  3,807,746           $  3,712,827
2/28/98                       $  4,179,989                   $  4,082,284           $  3,976,066
3/31/98                       $  4,394,422                   $  4,291,297           $  4,172,882
4/30/98                       $  4,463,854                   $  4,334,639           $  4,215,028
5/31/98                       $  4,421,447                   $  4,260,084           $  4,142,951
6/30/98                       $  4,581,946                   $  4,433,043           $  4,339,741
7/31/98                       $  4,539,334                   $  4,386,053           $  4,304,589
8/31/98                       $  3,857,526                   $  3,751,829           $  3,660,192
9/30/98                       $  4,120,995                   $  3,992,322           $  3,842,104
10/31/98                      $  4,466,334                   $  4,316,897           $  4,130,261
11/30/98                      $  4,794,163                   $  4,578,501           $  4,376,012
12/31/98                      $  5,067,430                   $  4,842,223           $  4,666,579
1/31/99                       $  5,235,162                   $  5,044,628           $  4,829,909
2/28/99                       $  5,077,060                   $  4,887,740           $  4,680,665
3/31/99                       $  5,281,158                   $  5,083,250           $  4,868,828
4/30/99                       $  5,552,082                   $  5,279,971           $  4,999,313
5/31/99                       $  5,445,482                   $  5,155,364           $  4,866,831
6/30/99                       $  5,753,696                   $  5,441,487           $  5,138,400
7/31/99                       $  5,561,522                   $  5,271,712           $  4,987,845
8/31/99                       $  5,494,228                   $  5,245,354           $  4,936,969
9/30/99                       $  5,307,974                   $  5,101,631           $  4,803,177
10/31/99                      $  5,570,718                   $  5,424,564           $  5,097,612
11/30/99                      $  5,677,676                   $  5,534,683           $  5,222,503
12/31/99                      $  5,949,069                   $  5,860,676           $  5,569,800
1/31/2000                     $  5,651,021                   $  5,566,470           $  5,344,780
2/29/2000                     $  5,528,394                   $  5,461,264           $  5,343,176
3/31/2000                     $  6,077,916                   $  5,995,375           $  5,807,498
4/30/2000                     $  5,844,524                   $  5,814,915           $  5,617,593
5/31/2000                     $  5,734,062                   $  5,695,709           $  5,474,345
6/30/2000                     $  5,872,253                   $  5,835,823           $  5,674,706
7/31/2000                     $  5,780,059                   $  5,744,784           $  5,586,180
8/31/2000                     $  6,152,873                   $  6,101,535           $  5,971,627
9/30/2000                     $  5,838,461                   $  5,779,374           $  5,653,936
10/31/2000                    $  5,823,281                   $  5,755,101           $  5,588,350
11/30/2000                    $  5,372,559                   $  5,301,599           $  5,096,576
12/31/2000                    $  5,409,630                   $  5,327,577           $  5,158,754
1/31/2001                     $  5,647,653                   $  5,516,706           $  5,304,746
2/28/2001                     $  5,124,681                   $  5,013,582           $  4,810,875
3/31/2001                     $  4,799,776                   $  4,695,721           $  4,515,487
4/30/2001                     $  5,205,357                   $  5,060,579           $  4,858,664
5/31/2001                     $  5,261,054                   $  5,094,485           $  4,885,872
6/30/2001                     $  5,140,050                   $  4,970,689           $  4,755,908
7/31/2001                     $  5,103,042                   $  4,921,976           $  4,686,948
8/31/2001                     $  4,792,777                   $  4,613,860           $  4,410,886
9/30/2001                     $  4,368,137                   $  4,241,522           $  4,076,100
10/31/2001                    $  4,452,005                   $  4,322,535           $  4,172,296
11/30/2001                    $  4,805,494                   $  4,654,073           $  4,445,581
12/31/2001                    $  4,842,497                   $  4,695,029           $  4,495,816
1/31/2002                     $  4,733,540                   $  4,626,482           $  4,424,783
2/28/2002                     $  4,636,976                   $  4,537,190           $  4,350,446
3/31/2002                     $  4,801,589                   $  4,707,789           $  4,498,361
4/30/2002                     $  4,492,366                   $  4,422,497           $  4,263,097
5/31/2002                     $  4,451,935                   $  4,389,770           $  4,231,976
6/30/2002                     $  4,124,273                   $  4,077,219           $  3,939,547
7/31/2002                     $  3,801,755                   $  3,759,196           $  3,646,839
8/31/2002                     $  3,836,351                   $  3,784,006           $  3,676,743
9/30/2002                     $  3,409,748                   $  3,372,685           $  3,319,731
10/31/2002                    $  3,689,348                   $  3,669,481           $  3,577,674
11/30/2002                    $  3,906,281                   $  3,885,614           $  3,737,596
12/31/2002                    $  3,671,514                   $  3,657,528           $  3,540,625
1/31/2003                     $  3,573,852                   $  3,561,701           $  3,447,860
2/28/2003                     $  3,520,244                   $  3,508,275           $  3,402,004
3/31/2003                     $  3,557,558                   $  3,542,306           $  3,430,581
4/30/2003                     $  3,851,769                   $  3,834,192           $  3,683,414
5/31/2003                     $  4,060,534                   $  4,036,253           $  3,862,060
6/30/2003                     $  4,104,794                   $  4,087,917           $  3,900,294
7/31/2003                     $  4,155,694                   $  4,159,865           $  3,961,919
8/31/2003                     $  4,231,743                   $  4,240,982           $  4,038,384
9/30/2003                     $  4,199,582                   $  4,196,028           $  3,986,289
10/31/2003                    $  4,460,376                   $  4,433,523           $  4,181,219
11/30/2003                    $  4,514,346                   $  4,472,538           $  4,216,341
12/31/2003                    $  4,768,955                   $  4,706,899           $  4,419,147
1/31/2004                     $  4,848,597                   $  4,793,035           $  4,481,457
2/29/2004                     $  4,928,599                   $  4,859,658           $  4,534,338
3/31/2004                     $  4,861,077                   $  4,786,278           $  4,463,149
4/30/2004                     $  4,766,153                   $  4,711,133           $  4,393,970

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from January 30, 1997 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                FUND FACTS

                                Fund Inception                           4/16/99
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 4/30/2004
                                (In Millions)                           $2,249.1
                                Primary Benchmark                  MERRILL LYNCH
                                                                    3-MONTH U.S.
                                                             TREASURY BILL INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income with principal preservation, returned 0.34% (Institutional Shares) for the six-month period ended April 30, 2004. This compares to the 0.50% return from the Fund's benchmark index, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The fund underperformed its benchmark over the last six months. Duration positioning, which was longer than the benchmark, was negative for performance as investors started pricing in a strengthening economy and interest rates rose. Although only a slight drag in November and December, it resulted in poor returns the end of the first quarter and was a major detriment in April as interest rates spiked higher on the back of strong employment growth and the first whiff of inflation. However, performance benefited from our allocation to California obligations, including state bonds, as they rose in price in response to California's progress towards solving its budget problems. Also positive were our purchases of lower-rated paper, which performed well at a time when credit spreads narrowed.

Q:   HOW WAS THE FUND MANAGED?

A: In the final months of 2003, the U.S. economic expansion gradually made the transition from being policy dependent to becoming self-sustaining. In December, the Federal Reserve Board announced that it would keep its monetary policy on hold until economic conditions warrant a change. Although economic data was mixed during the first quarter, it was uniformly positive during April. The March employment report listed 308,000 new jobs versus expectations of 120,000. Corporate earnings reports showed accelerating profit growth. The first-quarter gross domestic product (GDP) report indicated that the U.S. economy expanded at 4.2% with signs of accelerating inflation. Chairman Greenspan's Congressional testimony - combined with the strong economic data - led to a widespread belief that the Fed could raise rates as early as June.

     In 2003, municipalities took advantage of low interest rates to refinance outstanding debt and raise new money. As a result, municipal issuance reached a record $383 billion. Over the last six months, the ratio (the difference in prices) between two-year municipal and taxable securities was volatile - reaching a high of 87% and a low of 70% for an average of 78%. The ratio ended the period at 76%, just about where it started at 75%.

     Municipals performed well for most of the period. Low seasonal supply during the first quarter of 2004 was met with strong demand from both retail and institutional buyers. In the second half of March, however, an avalanche of supply overwhelmed demand. We began the period with an 84% allocation to municipals, whittling it down to 78% by the end of 2003 and investing the proceeds in corporate bonds and asset-backed securities. Because of continued high prices, we trimmed our position to 76% in March, then moved back to 78% toward the end of the period as municipal yields increased.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                                            SINCE
                                                                                        INCEPTION
                                                     1 YEAR     3 YEARS     5 YEARS     (4/16/99)
                                       ----------------------------------------------------------
CLASS A SHARES
           Without Sales Charge                      0.23%      1.87%       2.77%         2.77%
              With Sales Charge*                    (1.23%)     1.36%       2.47%         2.47%

INSTITUTIONAL SHARES                                 0.74%      2.30%       3.13%         3.13%

SELECT SHARES                                        0.48%      2.07%       2.90%         2.90%

*  Sales Charge for Class A Shares is 1.50%.

[CHART]

LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/04)

                    JPMORGAN TAX AWARE ENHANCED           MERRIL LYNCH 3-MONTH          LIPPER SHORT-INTERMEDIATE
                 INCOME FUND (INSTITUTIONAL SHARES)     U.S. TREASURY BILL INDEX      INVESTMENT GRADE FUNDS INDEX
4/16/99                      $  3,000,000                     $  3,000,000                     $  3,000,000
4/30/99                      $  3,003,000                     $  3,000,000                     $  3,000,000
5/31/99                      $  3,011,408                     $  3,011,700                     $  2,982,300
6/30/99                      $  3,005,386                     $  3,024,349                     $  2,983,493
7/31/99                      $  3,015,604                     $  3,036,749                     $  2,980,211
8/31/99                      $  3,025,857                     $  3,048,896                     $  2,983,787
9/30/99                      $  3,036,145                     $  3,062,616                     $  3,010,641
10/31/99                     $  3,046,771                     $  3,074,560                     $  3,016,964
11/30/99                     $  3,056,826                     $  3,086,858                     $  3,023,299
12/31/99                     $  3,068,136                     $  3,100,749                     $  3,018,764
1/31/2000                    $  3,063,841                     $  3,114,083                     $  3,010,614
2/29/2000                    $  3,074,564                     $  3,127,784                     $  3,032,290
3/31/2000                    $  3,101,928                     $  3,144,049                     $  3,058,065
4/30/2000                    $  3,096,344                     $  3,158,826                     $  3,054,395
5/31/2000                    $  3,107,801                     $  3,178,095                     $  3,060,504
6/30/2000                    $  3,134,528                     $  3,191,761                     $  3,107,329
7/31/2000                    $  3,146,752                     $  3,206,124                     $  3,127,838
8/31/2000                    $  3,159,339                     $  3,222,795                     $  3,160,680
9/30/2000                    $  3,171,977                     $  3,239,876                     $  3,189,442
10/31/2000                   $  3,185,299                     $  3,256,724                     $  3,197,735
11/30/2000                   $  3,197,722                     $  3,274,636                     $  3,234,829
12/31/2000                   $  3,226,821                     $  3,292,646                     $  3,283,675
1/31/2001                    $  3,239,406                     $  3,314,378                     $  3,331,616
2/28/2001                    $  3,250,420                     $  3,326,972                     $  3,361,268
3/31/2001                    $  3,278,373                     $  3,342,276                     $  3,384,460
4/30/2001                    $  3,273,128                     $  3,356,982                     $  3,380,399
5/31/2001                    $  3,300,622                     $  3,370,074                     $  3,398,653
6/30/2001                    $  3,311,184                     $  3,379,848                     $  3,411,228
7/31/2001                    $  3,321,449                     $  3,391,001                     $  3,473,312
8/31/2001                    $  3,341,045                     $  3,401,852                     $  3,501,794
9/30/2001                    $  3,353,073                     $  3,416,140                     $  3,544,165
10/31/2001                   $  3,364,809                     $  3,425,022                     $  3,589,885
11/30/2001                   $  3,365,145                     $  3,432,557                     $  3,555,422
12/31/2001                   $  3,370,866                     $  3,438,049                     $  3,540,489
1/31/2002                    $  3,387,720                     $  3,443,206                     $  3,557,130
2/28/2002                    $  3,396,867                     $  3,447,683                     $  3,583,097
3/31/2002                    $  3,396,528                     $  3,452,854                     $  3,538,666
4/30/2002                    $  3,412,831                     $  3,458,379                     $  3,582,546
5/31/2002                    $  3,418,974                     $  3,463,912                     $  3,610,848
6/30/2002                    $  3,421,367                     $  3,468,761                     $  3,622,042
7/31/2002                    $  3,424,446                     $  3,473,965                     $  3,646,309
8/31/2002                    $  3,426,844                     $  3,478,828                     $  3,688,242
9/30/2002                    $  3,432,327                     $  3,484,394                     $  3,737,664
10/31/2002                   $  3,431,640                     $  3,489,621                     $  3,728,320
11/30/2002                   $  3,441,249                     $  3,495,204                     $  3,728,320
12/31/2002                   $  3,447,099                     $  3,499,399                     $  3,793,193
1/31/2003                    $  3,459,853                     $  3,502,898                     $  3,795,469
2/28/2003                    $  3,465,043                     $  3,506,051                     $  3,840,255
3/31/2003                    $  3,471,280                     $  3,510,258                     $  3,844,864
4/30/2003                    $  3,477,528                     $  3,513,417                     $  3,869,855
5/31/2003                    $  3,483,788                     $  3,516,930                     $  3,933,321
6/30/2003                    $  3,486,226                     $  3,521,854                     $  3,931,748
7/31/2003                    $  3,474,025                     $  3,524,319                     $  3,843,283
8/31/2003                    $  3,478,888                     $  3,527,139                     $  3,852,123
9/30/2003                    $  3,493,847                     $  3,530,666                     $  3,933,403
10/31/2003                   $  3,491,052                     $  3,533,491                     $  3,903,902
11/30/2003                   $  3,491,751                     $  3,536,317                     $  3,907,806
12/31/2003                   $  3,496,290                     $  3,539,854                     $  3,938,678
1/31/2004                    $  3,500,835                     $  3,542,686                     $  3,959,946
2/29/2004                    $  3,508,537                     $  3,545,165                     $  3,991,230
3/31/2004                    $  3,506,081                     $  3,548,002                     $  4,018,370
4/30/2004                    $  3,504,013                     $  3,550,840                     $  3,945,638

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 4/16/99.

Returns for the Select Shares prior to 5/6/99 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                FUND FACTS

                                Fund Inception                            1/1/97
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 4/30/2004
                                (In Millions)                             $247.9
                                Primary Benchmark                   RUSSELL 1000
                                                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long-term capital growth while minimizing capital gain distributions from a portfolio of large cap equity securities, had a total return of 1.48% during the six-month period ended April 30, 2004. This compares to a return of 4.14% for the Fund's benchmark, the Russell 1000 Growth Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the markets' advance but underperformed its benchmark in the six-month period ending April 30, 2004. The market continued its trend of steadily improving performance for most of the period as the economy showed signs of improvement and corporate earnings came in ahead of expectations. The accommodating environment of low interest rates and inflation also provided an environment that supported rising consumer confidence and aided the market's recovery. However, the upgrade in prospects for growth brought with it the threat of an early end to the Federal Reserve's highly accommodative stance. As a result stocks receded in March and April.

     The Fund's underperformance of its benchmark was due to a combination of sector allocation and stock selection. The primary detractor from the Fund's relative performance was an underweight stance relative to the benchmark as well as poor stock selection in the pharmaceutical/medical technology sector.

     Despite the Fund's underperformance for the period, there were a number of bright spots, particularly in the Software and Services sector where your portfolio manager was able to add value. Symantec, an Internet security provider, was the top contributor within the sector. Shares of the company advanced after management reported fiscal third quarter profit which was at the upper end of expectations.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, the Fund's portfolio management team changed. As a result, there have been some minor changes in the composition of the Fund. In particular, we have increased the number of holdings in the Fund by adding to our exposure in the Health Services and Systems as well as the Telecommunications sectors. During this period we also reduced the Fund's Software and Services exposure by eliminating names such as Symantec, Oracle, IBM as well as First Data Corp.

     Keeping to our discipline, the Fund continued to focus on overweighting companies within each sector of the market that were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the Russell 1000 Growth Index so as to minimize volatility relative to index and to ensure that stock selection was the main driver of returns.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                         30.9%
Consumer Goods & Services          25.5%
Pharmaceuticals                    15.2%
Industrial Products & Services      8.7%
Health Services & Systems           7.7%
Finance & Insurance                 7.0%
Energy                              1.7%
Telecommunications                  1.7%
Short-Term Investments              1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  General Electric Co.            6.0%
2.  Pfizer, Inc.                    5.4%
3.  Intel Corp.                     3.7%
4.  Cisco Systems, Inc.             3.7%
5.  Microsoft Corp.                 3.6%
6.  Johnson & Johnson               3.3%
7.  The Coca-Cola Co.               2.7%
8.  Procter & Gamble Co.            2.4%
9.  Home Depot, Inc.                2.3%
10. Wal-Mart Stores, Inc.           2.2%

Top 10 equity holdings comprised 35.3% of the Portfolio's market value of investments ($87,648 in thousands). As of April 30, 2004 the Fund held 85 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                       1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                       -----------------------------------------------
SELECT SHARES                          11.45%      (7.99%)      (7.89%)         8.40%

[CHART]

TEN-YEAR FUND PERFORMANCE (4/30/94 TO 4/30/04)

                           JPMORGAN TAX AWARE       RUSSELL 1000      LIPPER LARGE-CAP GROWTH
                         LARGE CAP GROWTH FUND      GROWTH INDEX           FUNDS INDEX
4/30/94                      $  1,000,000           $  1,000,000          $  1,000,000
5/31/94                      $  1,022,100           $  1,015,100          $  1,006,000
6/30/94                      $    999,001           $    985,155          $    968,476
7/31/94                      $  1,024,675           $  1,018,847          $    996,271
8/31/94                      $  1,060,129           $  1,075,597          $  1,047,380
9/30/94                      $  1,033,201           $  1,060,861          $  1,022,453
10/31/94                     $  1,059,341           $  1,085,897          $  1,048,627
11/30/94                     $  1,036,142           $  1,051,149          $  1,009,933
12/31/94                     $  1,061,527           $  1,068,808          $  1,017,810
1/31/95                      $  1,086,261           $  1,091,573          $  1,025,749
2/28/95                      $  1,135,577           $  1,137,310          $  1,061,035
3/31/95                      $  1,165,556           $  1,170,520          $  1,091,169
4/30/95                      $  1,182,690           $  1,196,154          $  1,120,957
5/31/95                      $  1,214,386           $  1,237,900          $  1,158,061
6/30/95                      $  1,252,396           $  1,285,683          $  1,217,238
7/31/95                      $  1,287,964           $  1,339,167          $  1,283,456
8/31/95                      $  1,303,935           $  1,340,640          $  1,290,643
9/30/95                      $  1,349,182           $  1,402,444          $  1,338,526
10/31/95                     $  1,336,634           $  1,403,426          $  1,330,896
11/30/95                     $  1,410,550           $  1,458,019          $  1,372,820
12/31/95                     $  1,413,936           $  1,466,330          $  1,373,369
1/31/96                      $  1,438,679           $  1,515,452          $  1,413,746
2/29/96                      $  1,460,116           $  1,543,184          $  1,445,555
3/31/96                      $  1,468,876           $  1,545,191          $  1,446,278
4/30/96                      $  1,484,740           $  1,585,829          $  1,480,699
5/31/96                      $  1,502,557           $  1,641,175          $  1,524,380
6/30/96                      $  1,506,915           $  1,643,472          $  1,510,661
7/31/96                      $  1,411,828           $  1,547,165          $  1,429,840
8/31/96                      $  1,444,159           $  1,587,082          $  1,472,735
9/30/96                      $  1,524,743           $  1,702,621          $  1,575,238
10/31/96                     $  1,538,466           $  1,712,837          $  1,594,928
11/30/96                     $  1,664,928           $  1,841,471          $  1,698,120
12/31/96                     $  1,618,310           $  1,805,378          $  1,656,007
1/31/97                      $  1,657,311           $  1,931,935          $  1,760,998
2/28/97                      $  1,639,081           $  1,918,798          $  1,735,639
3/31/97                      $  1,580,402           $  1,814,991          $  1,646,774
4/30/97                      $  1,688,501           $  1,935,506          $  1,737,182
5/31/97                      $  1,815,983           $  2,075,250          $  1,855,137
6/30/97                      $  1,905,148           $  2,158,260          $  1,932,867
7/31/97                      $  2,095,091           $  2,349,050          $  2,117,649
8/31/97                      $  1,984,261           $  2,211,631          $  2,002,238
9/30/97                      $  2,082,283           $  2,320,443          $  2,112,761
10/31/97                     $  2,027,935           $  2,234,586          $  2,039,448
11/30/97                     $  2,101,752           $  2,329,556          $  2,084,724
12/31/97                     $  2,150,093           $  2,355,647          $  2,113,076
1/31/98                      $  2,181,269           $  2,426,081          $  2,150,478
2/28/98                      $  2,365,368           $  2,608,523          $  2,314,774
3/31/98                      $  2,466,133           $  2,712,603          $  2,422,411
4/30/98                      $  2,540,610           $  2,750,037          $  2,463,108
5/31/98                      $  2,467,948           $  2,671,935          $  2,407,934
6/30/98                      $  2,616,766           $  2,835,725          $  2,545,668
7/31/98                      $  2,589,028           $  2,817,009          $  2,544,395
8/31/98                      $  2,221,645           $  2,394,176          $  2,128,895
9/30/98                      $  2,404,264           $  2,578,049          $  2,283,666
10/31/98                     $  2,618,484           $  2,785,324          $  2,430,963
11/30/98                     $  2,778,735           $  2,997,287          $  2,597,970
12/31/98                     $  3,028,544           $  3,267,643          $  2,883,746
1/31/99                      $  3,245,085           $  3,459,453          $  3,070,901
2/28/99                      $  3,133,129           $  3,301,356          $  2,944,687
3/31/99                      $  3,332,709           $  3,475,338          $  3,111,946
4/30/99                      $  3,381,034           $  3,479,856          $  3,122,526
5/31/99                      $  3,274,193           $  3,373,024          $  3,019,171
6/30/99                      $  3,518,448           $  3,609,136          $  3,229,003
7/31/99                      $  3,451,949           $  3,494,365          $  3,127,612
8/31/99                      $  3,505,109           $  3,551,323          $  3,128,238
9/30/99                      $  3,480,573           $  3,476,746          $  3,096,643
10/31/99                     $  3,660,519           $  3,739,240          $  3,334,155
11/30/99                     $  3,804,011           $  3,940,785          $  3,498,862
12/31/99                     $  4,159,306           $  4,350,627          $  3,887,586
1/31/2000                    $  3,949,677           $  4,146,582          $  3,731,694
2/29/2000                    $  4,180,338           $  4,349,350          $  3,927,981
3/31/2000                    $  4,415,273           $  4,660,763          $  4,203,725
4/30/2000                    $  4,187,887           $  4,438,911          $  3,878,357
5/31/2000                    $  3,834,848           $  4,215,190          $  3,654,963
6/30/2000                    $  4,190,722           $  4,534,701          $  3,896,557
7/31/2000                    $  4,067,514           $  4,345,604          $  3,817,456
8/31/2000                    $  4,363,223           $  4,738,882          $  4,147,666
9/30/2000                    $  3,818,256           $  4,290,583          $  3,831,199
10/31/2000                   $  3,627,343           $  4,087,639          $  3,628,529
11/30/2000                   $  3,198,229           $  3,485,121          $  3,141,580
12/31/2000                   $  3,131,386           $  3,374,991          $  3,122,103
1/31/2001                    $  3,288,268           $  3,608,203          $  3,212,956
2/28/2001                    $  2,838,104           $  2,995,530          $  2,715,590
3/31/2001                    $  2,572,458           $  2,669,616          $  2,433,440
4/30/2001                    $  2,877,551           $  3,007,323          $  2,694,792
5/31/2001                    $  2,840,143           $  2,963,115          $  2,674,312
6/30/2001                    $  2,800,097           $  2,894,371          $  2,597,291
7/31/2001                    $  2,755,575           $  2,822,012          $  2,504,308
8/31/2001                    $  2,553,867           $  2,591,171          $  2,313,981
9/30/2001                    $  2,294,905           $  2,332,572          $  2,081,194
10/31/2001                   $  2,419,519           $  2,455,032          $  2,167,564
11/30/2001                   $  2,575,819           $  2,690,961          $  2,366,113
12/31/2001                   $  2,581,744           $  2,685,848          $  2,376,997
1/31/2002                    $  2,558,250           $  2,638,309          $  2,323,277
2/28/2002                    $  2,485,084           $  2,528,819          $  2,227,093
3/31/2002                    $  2,530,313           $  2,616,316          $  2,316,622
4/30/2002                    $  2,300,054           $  2,402,824          $  2,162,335
5/31/2002                    $  2,262,103           $  2,344,676          $  2,122,981
6/30/2002                    $  2,051,728           $  2,127,794          $  1,950,170
7/31/2002                    $  1,955,912           $  2,010,765          $  1,803,322
8/31/2002                    $  1,974,493           $  2,016,797          $  1,813,241
9/30/2002                    $  1,758,089           $  1,807,655          $  1,637,538
10/31/2002                   $  1,940,402           $  1,973,417          $  1,763,628
11/30/2002                   $  2,040,139           $  2,080,574          $  1,836,642
12/31/2002                   $  1,883,864           $  1,936,806          $  1,708,628
1/31/2003                    $  1,833,188           $  1,889,742          $  1,669,159
2/28/2003                    $  1,828,789           $  1,881,049          $  1,651,299
3/31/2003                    $  1,875,606           $  1,916,037          $  1,682,343
4/30/2003                    $  2,011,400           $  2,057,632          $  1,805,491
5/31/2003                    $  2,083,006           $  2,160,307          $  1,893,960
6/30/2003                    $  2,093,421           $  2,190,120          $  1,909,680
7/31/2003                    $  2,132,149           $  2,244,654          $  1,965,060
8/31/2003                    $  2,150,059           $  2,300,546          $  2,013,401
9/30/2003                    $  2,122,323           $  2,275,930          $  1,970,516
10/31/2003                   $  2,208,914           $  2,403,837          $  2,090,126
11/30/2003                   $  2,213,332           $  2,429,077          $  2,109,982
12/31/2003                   $  2,284,158           $  2,513,123          $  2,169,484
1/31/2004                    $  2,296,036           $  2,564,391          $  2,211,138
2/29/2004                    $  2,309,583           $  2,580,803          $  2,220,645
3/31/2004                    $  2,286,487           $  2,533,058          $  2,195,774
4/30/2004                    $  2,241,005           $  2,503,675          $  2,146,589

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from April 30, 1994 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                              FUND FACTS

                              Fund Inception                              1/1/97
                              Fiscal Year End                         OCTOBER 31
                              Net Assets as of 4/30/2004
                              (In Millions)                               $394.7
                              Primary Benchmark               RUSSELL 1000 VALUE
                                                                           INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing taxable capital gain distributions through a portfolio of large cap equity securities, had a return of 8.01% during the six-month period ended April 30, 2004. This compares to the 8.15% return from the Fund's benchmark, the Russell 1000 Value Index.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the markets' advance and performed in line with its benchmark in the six-month period ending April 30, 2004. The market continued its trend of steadily improving performance for most of the period as the economy showed signs of improvement and corporate earnings came in ahead of expectations. The accommodating environment of low interest rates and inflation also aided equity returns. However, the upgrade in prospects for growth brought with it the threat of an early end to the Federal Reserve's highly accommodative stance. As a result stocks receded in March and April.

     Stock selection was strongest in the Industrial Cyclical sector where the portfolio manager added value against the benchmark. The Portfolio's holdings in the sector benefited from an improved economic outlook and lower interest rate environment. Among the top contributors in the sector was a resurgent Tyco International Ltd. Despite the negative media attention Tyco has received, it has been a strong turnaround story as the company remains focused on long-term improvements in profit margins, working capital, and free cash flow. With its leaner operations, Tyco should continue to benefit from an improving economy and a pickup in industrial markets and non-residential construction.

     Despite the strong return generated by the Fund, some sectors did lag their benchmark peer group in the period. In particular, an underweight position in the Consumer Staples and Utilities sectors modestly detracted from the Fund's relative return.

Q:   HOW WAS THE FUND MANAGED?

A: We pursue capital appreciation by buying stocks when they are out- of-favor and undervalued, and then selling them when they have returned to favor and achieved what we believe to be their full value. The Fund takes a traditional, disciplined approach to value investing -- uncovering financially strong stocks that we believe to be attractively priced and have a short-to-intermediate term catalyst for future appreciation. A strong "catalyst" for appreciation can include a corporate restructuring or enhanced product line.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                         32.5%
Consumer Goods & Services                   20.7%
Industrial Products & Services              14.5%
Energy                                      13.0%
Technology                                   4.8%
Telecommunications                           4.6%
Utilities                                    3.7%
Pharmaceuticals                              2.7%
Short-Term Investments                       2.0%
REITs                                        1.0%
Health Services & Systems                    0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  Citigroup, Inc.                          5.0%
2.  ConocoPhillips                           3.9%
3.  Exxon Mobil Corp.                        3.5%
4.  Bank of America Corp.                    3.2%
5.  Verizon Communications, Inc.             2.9%
6.  Goldman Sachs Group, Inc.                2.6%
7.  AMBAC Financial Group, Inc.              2.5%
8.  RenaissanceRe Holdings LTD (Bermuda)     2.5%
9.  Tyco International LTD (Bermuda)         2.3%
10. Praxair, Inc.                            2.3%

Top 10 equity holdings comprised 30.7% of the Portfolio's market value of investments ($121,953 in thousands). As of April 30, 2004 the Fund held 57 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                       1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                       -----------------------------------------------
SELECT SHARES                          25.31%      (0.82%)      (2.47%)         8.15%

[CHART]

TEN-YEAR FUND PERFORMANCE (4/30/94 TO 4/30/04)

                      JPMORGAN TAX AWARE LARGE CAP
                       VALUE FUND (SELECT SHARES)        RUSSELL 1000 VALUE INDEX        LIPPER EQUITY INCOME FUNDS INDEX
Apr-1994                     $  1,000,000                       $  1,000,000                        $  1,000,000
May-1994                     $  1,010,600                       $  1,011,500                        $  1,011,400
Jun-1994                     $    988,569                       $    987,224                        $    996,532
Jul-1994                     $  1,013,975                       $  1,017,927                        $  1,024,635
Aug-1994                     $  1,049,261                       $  1,047,141                        $  1,058,755
Sep-1994                     $  1,023,974                       $  1,012,376                        $  1,038,745
Oct-1994                     $  1,032,780                       $  1,026,448                        $  1,044,354
Nov-1994                     $    987,958                       $    984,980                        $  1,005,295
Dec-1994                     $    995,664                       $    996,307                        $  1,013,036
Jan-1995                     $    999,049                       $  1,026,993                        $  1,031,169
Feb-1995                     $  1,048,902                       $  1,067,559                        $  1,064,373
Mar-1995                     $  1,081,942                       $  1,090,939                        $  1,089,492
Apr-1995                     $  1,109,964                       $  1,125,413                        $  1,115,640
May-1995                     $  1,153,475                       $  1,172,792                        $  1,149,890
Jun-1995                     $  1,188,310                       $  1,188,625                        $  1,165,183
Jul-1995                     $  1,242,972                       $  1,229,989                        $  1,197,109
Aug-1995                     $  1,252,046                       $  1,247,332                        $  1,211,834
Sep-1995                     $  1,271,953                       $  1,292,486                        $  1,249,522
Oct-1995                     $  1,248,041                       $  1,279,690                        $  1,231,779
Nov-1995                     $  1,303,828                       $  1,344,570                        $  1,283,636
Dec-1995                     $  1,320,126                       $  1,378,319                        $  1,315,342
Jan-1996                     $  1,365,142                       $  1,421,322                        $  1,345,464
Feb-1996                     $  1,384,254                       $  1,432,125                        $  1,355,286
Mar-1996                     $  1,410,970                       $  1,456,471                        $  1,372,362
Apr-1996                     $  1,416,473                       $  1,462,005                        $  1,384,988
May-1996                     $  1,434,887                       $  1,480,280                        $  1,405,486
Jun-1996                     $  1,442,779                       $  1,481,465                        $  1,407,594
Jul-1996                     $  1,397,187                       $  1,425,465                        $  1,361,566
Aug-1996                     $  1,432,536                       $  1,466,233                        $  1,392,337
Sep-1996                     $  1,488,262                       $  1,524,590                        $  1,443,575
Oct-1996                     $  1,530,975                       $  1,583,591                        $  1,477,643
Nov-1996                     $  1,626,967                       $  1,698,402                        $  1,562,017
Dec-1996                     $  1,617,043                       $  1,676,662                        $  1,552,020
Jan-1997                     $  1,704,525                       $  1,757,980                        $  1,608,824
Feb-1997                     $  1,724,638                       $  1,783,822                        $  1,631,026
Mar-1997                     $  1,667,208                       $  1,719,605                        $  1,578,180
Apr-1997                     $  1,722,392                       $  1,791,828                        $  1,625,210
May-1997                     $  1,816,435                       $  1,891,991                        $  1,718,822
Jun-1997                     $  1,896,539                       $  1,973,158                        $  1,783,794
Jul-1997                     $  1,996,866                       $  2,121,539                        $  1,891,178
Aug-1997                     $  1,927,775                       $  2,046,013                        $  1,830,660
Sep-1997                     $  2,044,984                       $  2,169,592                        $  1,923,475
Oct-1997                     $  2,001,425                       $  2,109,060                        $  1,867,117
Nov-1997                     $  2,068,673                       $  2,202,281                        $  1,929,105
Dec-1997                     $  2,122,666                       $  2,266,587                        $  1,973,668
Jan-1998                     $  2,114,812                       $  2,234,402                        $  1,972,878
Feb-1998                     $  2,184,178                       $  2,384,777                        $  2,079,414
Mar-1998                     $  2,299,284                       $  2,530,725                        $  2,173,611
Apr-1998                     $  2,275,371                       $  2,547,681                        $  2,172,524
May-1998                     $  2,253,528                       $  2,509,975                        $  2,145,802
Jun-1998                     $  2,260,964                       $  2,542,103                        $  2,163,183
Jul-1998                     $  2,188,613                       $  2,497,362                        $  2,107,373
Aug-1998                     $  1,900,154                       $  2,125,755                        $  1,853,224
Sep-1998                     $  2,032,215                       $  2,247,773                        $  1,948,480
Oct-1998                     $  2,153,741                       $  2,421,975                        $  2,063,635
Nov-1998                     $  2,234,507                       $  2,534,839                        $  2,150,926
Dec-1998                     $  2,374,610                       $  2,621,024                        $  2,205,990
Jan-1999                     $  2,392,182                       $  2,641,992                        $  2,203,122
Feb-1999                     $  2,322,091                       $  2,604,740                        $  2,162,365
Mar-1999                     $  2,341,365                       $  2,658,658                        $  2,207,991
Apr-1999                     $  2,480,910                       $  2,906,977                        $  2,364,758
May-1999                     $  2,430,300                       $  2,875,000                        $  2,331,651
Jun-1999                     $  2,510,013                       $  2,958,375                        $  2,405,098
Jul-1999                     $  2,435,466                       $  2,871,695                        $  2,344,249
Aug-1999                     $  2,349,250                       $  2,765,155                        $  2,289,628
Sep-1999                     $  2,290,989                       $  2,668,374                        $  2,208,575
Oct-1999                     $  2,329,707                       $  2,822,073                        $  2,283,004
Nov-1999                     $  2,357,663                       $  2,800,060                        $  2,270,220
Dec-1999                     $  2,435,230                       $  2,813,501                        $  2,298,370
Jan-2000                     $  2,372,645                       $  2,721,781                        $  2,211,262
Feb-2000                     $  2,311,668                       $  2,519,552                        $  2,086,768
Mar-2000                     $  2,525,266                       $  2,826,938                        $  2,279,794
Apr-2000                     $  2,494,458                       $  2,794,145                        $  2,262,468
May-2000                     $  2,451,054                       $  2,823,484                        $  2,296,631
Jun-2000                     $  2,499,340                       $  2,694,451                        $  2,247,253
Jul-2000                     $  2,461,100                       $  2,728,131                        $  2,260,287
Aug-2000                     $  2,594,246                       $  2,879,815                        $  2,392,740
Sep-2000                     $  2,468,425                       $  2,906,310                        $  2,387,476
Oct-2000                     $  2,477,311                       $  2,977,805                        $  2,437,613
Nov-2000                     $  2,347,005                       $  2,867,328                        $  2,351,809
Dec-2000                     $  2,378,924                       $  3,010,981                        $  2,469,635
Jan-2001                     $  2,376,307                       $  3,022,724                        $  2,490,133
Feb-2001                     $  2,211,629                       $  2,938,693                        $  2,406,962
Mar-2001                     $  2,090,432                       $  2,834,957                        $  2,318,868
Apr-2001                     $  2,243,242                       $  2,973,870                        $  2,439,217
May-2001                     $  2,249,075                       $  3,040,782                        $  2,481,659
Jun-2001                     $  2,168,108                       $  2,973,276                        $  2,420,114
Jul-2001                     $  2,175,263                       $  2,967,032                        $  2,417,452
Aug-2001                     $  2,043,877                       $  2,848,054                        $  2,337,676
Sep-2001                     $  1,919,200                       $  2,647,551                        $  2,176,610
Oct-2001                     $  1,946,261                       $  2,624,782                        $  2,187,711
Nov-2001                     $  2,069,849                       $  2,777,282                        $  2,300,597
Dec-2001                     $  2,086,407                       $  2,842,826                        $  2,341,087
Jan-2002                     $  2,059,910                       $  2,820,936                        $  2,318,145
Feb-2002                     $  2,058,468                       $  2,825,450                        $  2,321,622
Mar-2002                     $  2,141,630                       $  2,959,094                        $  2,409,611
Apr-2002                     $  2,032,407                       $  2,857,597                        $  2,327,443
May-2002                     $  2,049,479                       $  2,871,885                        $  2,329,538
Jun-2002                     $  1,916,673                       $  2,707,039                        $  2,183,476
Jul-2002                     $  1,771,964                       $  2,455,284                        $  2,008,143
Aug-2002                     $  1,798,898                       $  2,473,944                        $  2,023,003
Sep-2002                     $  1,598,861                       $  2,198,842                        $  1,812,409
Oct-2002                     $  1,712,540                       $  2,361,776                        $  1,922,241
Nov-2002                     $  1,794,228                       $  2,510,568                        $  2,032,577
Dec-2002                     $  1,732,147                       $  2,401,609                        $  1,956,559
Jan-2003                     $  1,666,846                       $  2,343,490                        $  1,902,166
Feb-2003                     $  1,619,674                       $  2,280,919                        $  1,855,183
Mar-2003                     $  1,618,864                       $  2,284,796                        $  1,857,780
Apr-2003                     $  1,746,754                       $  2,485,858                        $  2,000,086
May-2003                     $  1,851,909                       $  2,646,445                        $  2,120,091
Jun-2003                     $  1,879,502                       $  2,679,525                        $  2,142,352
Jul-2003                     $  1,902,432                       $  2,719,450                        $  2,166,347
Aug-2003                     $  1,929,447                       $  2,761,874                        $  2,198,625
Sep-2003                     $  1,901,084                       $  2,734,807                        $  2,183,894
Oct-2003                     $  2,026,365                       $  2,902,178                        $  2,292,652
Nov-2003                     $  2,056,963                       $  2,941,647                        $  2,321,311
Dec-2003                     $  2,186,141                       $  3,122,853                        $  2,462,214
Jan-2004                     $  2,218,496                       $  3,177,815                        $  2,500,378
Feb-2004                     $  2,272,183                       $  3,245,820                        $  2,547,636
Mar-2004                     $  2,244,690                       $  3,217,257                        $  2,518,847
Apr-2004                     $  2,189,357                       $  3,138,756                        $  2,476,531

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000 Value Index and Lipper Equity Income Funds Index from April 30, 1994 to April 30, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                FUND FACTS

                                Fund Inception                          12/20/02
                                Fiscal Year End                       OCTOBER 31
                                Net Assets as of 4/30/2004
                                (In Millions)                             $716.8
                                Primary Benchmark                LEHMAN 1-5 YEAR
                                                                  MUNICIPAL BOND
                                                                           INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned -0.05% (Institutional Shares) for the six-month period ended April 30, 2004. This compares to the 0.26% return from the Fund's benchmark index, the Lehman 1-5 Year Municipal Bond Index.

Q:   WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A: The fund underperformed its benchmark over the last six months. Our yield curve and duration positioning, which was longer than the benchmark, was negative for performance as investors started pricing in a strengthening economy and interest rates rose. Although only a slight drag in November and December, it resulted in poor returns toward the end of the first quarter and was a major detriment in April as interest rates spiked higher on the back of strong employment growth and the first whiff of inflation. However, performance benefited from our allocation to California obligations, including state bonds, as they rose in price in response to California's progress towards solving its budget problems. Also positive were our purchases of lower-rated paper, which performed well at a time when credit spreads narrowed.

Q:   HOW WAS THE FUND MANAGED?

A: Low seasonal supply during the first quarter of 2004 was met with strong demand from both retail and institutional buyers. In the second half of March, however, an avalanche of supply overwhelmed demand. We tactically traded our allocation to municipals, remaining at about 90% throughout the period.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                                     (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                    SINCE
                                                                INCEPTION
                                         1 YEAR                (12/20/02)
                             --------------------------------------------
INSTITUTIONAL SHARES                      0.83%                   1.74%

SELECT SHARES                             0.68%                   1.58%

[CHART]

LIFE OF FUND PERFORMANCE (12/20/02 TO 4/30/04)

                  JPMORGAN TAX AWARE SHORT-INTERMEDIATE                                             LIPPER SHORT-INTERMEDIATE
                   INCOME FUND (INSTITUTIONAL SHARES)      LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX    MUNICIPAL DEBT FUNDS INDEX
Dec-2002                     $  3,000,000                             $  3,000,000                        $  3,000,000
Dec-2002                     $  3,016,200                             $  3,000,000                        $  3,000,000
Jan-2003                     $  3,011,374                             $  3,008,010                        $  3,000,300
Feb-2003                     $  3,028,539                             $  3,026,509                        $  3,026,703
Mar-2003                     $  3,031,265                             $  3,023,180                        $  3,019,741
Apr-2003                     $  3,045,815                             $  3,031,040                        $  3,033,028
May-2003                     $  3,079,014                             $  3,054,682                        $  3,077,310
Jun-2003                     $  3,072,856                             $  3,051,933                        $  3,072,694
Jul-2003                     $  3,021,232                             $  3,024,771                        $  3,020,151
Aug-2003                     $  3,036,338                             $  3,038,080                        $  3,031,326
Sep-2003                     $  3,087,652                             $  3,080,917                        $  3,089,224
Oct-2003                     $  3,072,832                             $  3,067,977                        $  3,080,883
Nov-2003                     $  3,079,285                             $  3,072,272                        $  3,098,444
Dec-2003                     $  3,085,751                             $  3,079,031                        $  3,110,838
Jan-2004                     $  3,098,403                             $  3,089,500                        $  3,123,592
Feb-2004                     $  3,125,669                             $  3,113,907                        $  3,153,891
Mar-2004                     $  3,112,541                             $  3,107,056                        $  3,142,537
Apr-2004                     $  3,070,962                             $  3,075,986                        $  3,095,714

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/20/02.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Tax Aware Short-Intermediate Fund, Lehman 1-5 Year Municipal Bond Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman 1-5 Year Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distribution or redemption of fund shares.

JPMORGAN TAX AWARE U.S. EQUITY FUND

AS OF APRIL 30, 2004                                                 (Unaudited)

                                 FUND FACTS

                                 Fund Inception                         12/18/96
                                 Fiscal Year End                      OCTOBER 31
                                 Net Assets as of 4/30/2004
                                 (In Millions)                            $924.0
                                 Primary Benchmark                 S&P 500 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax return from a portfolio of selected equity securities, rose 6.20% (Select Shares) in the six-month period ended April 30, 2004. This compares to an increase of 6.27% by the S&P 500 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The six-month period ended April 30, 2004 began with an extension of the equity market rally that we witnessed in most of 2003. Investors focused their attention on strong corporate earnings, robust economic growth, and low interest rates. While economic indicators turned decisively stronger, the upgrade in prospects for growth brought with it the threat of an early end to the Federal Reserve's highly accommodative stance. As a result stocks receded in March and April.

     The Fund participated in the market's advance and performed in line with its benchmark. Stock selection was strongest in the Retail sector where the portfolio manager added value against the benchmark. Amongst the top contributors in the sector were Target Corp. and TJX Companies. Shares of Target rallied on the announcement that it was exploring the divestiture of its struggling Marshall Field's and Mervyn's stores. TJX, the largest discount reseller of brand-name merchandise, continues to execute its business exceptionally well and reported a 62% increase in earnings per share in the fourth quarter. Additionally, adept stock selection in the Pharmaceuticals/Medical Technology sector, where the resurgence of Guidant Corporation, also aided the Fund's relative performance.

     Despite the strong return generated by the Fund, some sectors did lag their benchmark peer group in the period. In particular, an underweight position in the consumer cyclical sector modestly detracted from the Fund's relative return.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, the portfolio had accumulated realized and unrealized losses, which created additional trading flexibility. We continued to look to buy companies that we believed would perform well over longer periods of time so that the Fund could hold the stocks and benefit from lower long-term capital gains treatment.

     We added to our position in the finance and capital markets sectors, as we believed both sectors are relatively cheap. In particular, we increased our holding in Freddie Mac and initiated a position in Wells Fargo in the finance sector. Within the capital markets sector we purchased shares of American Express, Bank of America, and Merrill Lynch and exited positions in Morgan Stanley, Mellon Financial, Capital One Financial and Bank One.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services            22.3%
Finance & Insurance                  21.5%
Technology                           16.3%
Industrial Products & Services       13.2%
Pharmaceuticals                      10.3%
Energy                                7.3%
Health Services & Systems             4.2%
Telecommunications                    2.1%
Short-Term Investments                1.4%
Utilities                             1.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  General Electric Co.              4.1%
2.  Citigroup, Inc.                   3.9%
3.  Microsoft Corp.                   3.3%
4.  Pfizer, Inc.                      3.3%
5.  Johnson & Johnson                 3.0%
6.  Bank of America Corp.             2.9%
7.  Tyco International LTD (Bermuda)  2.8%
8.  Cisco Sytems, Inc.                2.7%
9.  Altria Group, Inc.                2.5%
10. ChevronTexaco Corp.               2.4%

Top 10 equity holdings comprised 30.9% of the Portfolio's market value of investments ($286,341 in thousands). As of April 30, 2004 the Fund held 71 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2004

                                                                                            SINCE
                                                                                        INCEPTION
                                                     1 YEAR     3 YEARS     5 YEARS     (12/18/96)
                                       ----------------------------------------------------------
CLASS A SHARES
          Without Sales Charge                       19.33%     (3.44%)     (2.83%)       6.93%
             With Sales Charge*                      12.46%     (5.34%)     (3.97%)       6.07%

CLASS B SHARES
                  Without CDSC                       18.71%     (4.10%)     (3.23%)       6.63%
                     With CDSC**                     13.71%     (5.07%)     (3.61%)       6.63%
CLASS C SHARES
                  Without CDSC                       18.71%     (4.13%)     (3.24%)       6.62%
                     With CDSC***                    17.71%     (4.13%)     (3.24%)       6.62%

INSTITUTIONAL SHARES                                 19.86%     (3.14%)     (2.72%)       7.01%

SELECT SHARES                                        19.61%     (3.30%)     (2.74%)       6.99%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (12/18/96 TO 4/30/04)

                           JPMORGAN TAX AWARE
                   U.S. EQUITY FUND (SELECT SHARES)       S&P 500 INDEX       LIPPER LARGE-CAP CORE FUNDS INDEX
Dec-1996                     $  1,000,000                 $  1,000,000                 $  1,000,000
Dec-1996                     $  1,011,100                 $  1,000,000                 $  1,000,000
Jan-1997                     $  1,082,180                 $  1,062,500                 $  1,054,700
Feb-1997                     $  1,085,210                 $  1,070,788                 $  1,053,434
Mar-1997                     $  1,042,128                 $  1,026,778                 $  1,008,347
Apr-1997                     $  1,090,170                 $  1,088,077                 $  1,064,210
May-1997                     $  1,157,215                 $  1,154,341                 $  1,128,807
Jun-1997                     $  1,202,231                 $  1,206,055                 $  1,177,798
Jul-1997                     $  1,321,372                 $  1,302,057                 $  1,270,844
Aug-1997                     $  1,257,285                 $  1,229,142                 $  1,206,158
Sep-1997                     $  1,311,349                 $  1,296,499                 $  1,268,275
Oct-1997                     $  1,258,239                 $  1,253,196                 $  1,229,212
Nov-1997                     $  1,304,290                 $  1,311,219                 $  1,269,407
Dec-1997                     $  1,317,464                 $  1,333,772                 $  1,292,510
Jan-1998                     $  1,338,543                 $  1,348,577                 $  1,305,306
Feb-1998                     $  1,427,021                 $  1,445,809                 $  1,397,852
Mar-1998                     $  1,495,375                 $  1,519,834                 $  1,467,046
Apr-1998                     $  1,527,526                 $  1,535,185                 $  1,481,863
May-1998                     $  1,505,377                 $  1,508,780                 $  1,456,523
Jun-1998                     $  1,558,667                 $  1,570,036                 $  1,525,708
Jul-1998                     $  1,544,483                 $  1,553,394                 $  1,513,350
Aug-1998                     $  1,326,865                 $  1,328,773                 $  1,286,802
Sep-1998                     $  1,420,542                 $  1,413,947                 $  1,350,756
Oct-1998                     $  1,532,339                 $  1,528,901                 $  1,452,062
Nov-1998                     $  1,641,288                 $  1,621,553                 $  1,538,460
Dec-1998                     $  1,727,784                 $  1,714,954                 $  1,640,614
Jan-1999                     $  1,783,419                 $  1,786,639                 $  1,698,035
Feb-1999                     $  1,720,821                 $  1,731,075                 $  1,645,566
Mar-1999                     $  1,801,699                 $  1,800,318                 $  1,711,718
Apr-1999                     $  1,889,622                 $  1,869,990                 $  1,757,592
May-1999                     $  1,842,004                 $  1,825,858                 $  1,711,015
Jun-1999                     $  1,949,208                 $  1,927,193                 $  1,806,490
Jul-1999                     $  1,884,495                 $  1,867,065                 $  1,753,560
Aug-1999                     $  1,858,112                 $  1,857,730                 $  1,735,674
Sep-1999                     $  1,801,439                 $  1,806,828                 $  1,688,637
Oct-1999                     $  1,900,699                 $  1,921,200                 $  1,792,150
Nov-1999                     $  1,952,398                 $  1,960,200                 $  1,836,058
Dec-1999                     $  2,044,160                 $  2,075,656                 $  1,958,156
Jan-2000                     $  2,007,570                 $  1,971,458                 $  1,879,046
Feb-2000                     $  1,997,331                 $  1,934,198                 $  1,878,483
Mar-2000                     $  2,180,287                 $  2,123,362                 $  2,041,723
Apr-2000                     $  2,055,356                 $  2,059,449                 $  1,974,959
May-2000                     $  1,992,257                 $  2,017,230                 $  1,924,597
Jun-2000                     $  2,045,052                 $  2,066,854                 $  1,995,037
Jul-2000                     $  2,055,277                 $  2,034,611                 $  1,963,915
Aug-2000                     $  2,174,483                 $  2,160,960                 $  2,099,425
Sep-2000                     $  2,086,851                 $  2,046,862                 $  1,987,735
Oct-2000                     $  2,089,982                 $  2,038,265                 $  1,964,678
Nov-2000                     $  1,935,114                 $  1,877,650                 $  1,791,786
Dec-2000                     $  1,938,791                 $  1,886,850                 $  1,813,646
Jan-2001                     $  2,005,097                 $  1,953,833                 $  1,864,972
Feb-2001                     $  1,813,210                 $  1,775,644                 $  1,691,343
Mar-2001                     $  1,686,647                 $  1,663,068                 $  1,587,495
Apr-2001                     $  1,818,375                 $  1,792,288                 $  1,708,144
May-2001                     $  1,833,649                 $  1,804,297                 $  1,717,710
Jun-2001                     $  1,788,725                 $  1,760,452                 $  1,672,019
Jul-2001                     $  1,777,456                 $  1,743,200                 $  1,647,775
Aug-2001                     $  1,676,318                 $  1,634,075                 $  1,550,721
Sep-2001                     $  1,559,814                 $  1,502,206                 $  1,433,021
Oct-2001                     $  1,593,506                 $  1,530,898                 $  1,466,840
Nov-2001                     $  1,717,162                 $  1,648,318                 $  1,562,918
Dec-2001                     $  1,731,930                 $  1,662,823                 $  1,580,579
Jan-2002                     $  1,674,430                 $  1,638,546                 $  1,555,606
Feb-2002                     $  1,634,411                 $  1,606,922                 $  1,529,472
Mar-2002                     $  1,701,258                 $  1,667,342                 $  1,581,474
Apr-2002                     $  1,578,087                 $  1,566,301                 $  1,498,763
May-2002                     $  1,576,036                 $  1,554,710                 $  1,487,822
Jun-2002                     $  1,466,186                 $  1,444,015                 $  1,385,013
Jul-2002                     $  1,358,275                 $  1,331,382                 $  1,282,107
Aug-2002                     $  1,374,710                 $  1,340,169                 $  1,292,620
Sep-2002                     $  1,222,255                 $  1,194,493                 $  1,167,107
Oct-2002                     $  1,327,368                 $  1,299,608                 $  1,257,791
Nov-2002                     $  1,399,445                 $  1,376,155                 $  1,314,014
Dec-2002                     $  1,322,335                 $  1,295,375                 $  1,244,766
Jan-2003                     $  1,282,004                 $  1,261,436                 $  1,212,153
Feb-2003                     $  1,264,441                 $  1,242,514                 $  1,196,031
Mar-2003                     $  1,272,154                 $  1,254,567                 $  1,206,078
Apr-2003                     $  1,374,689                 $  1,357,943                 $  1,294,966
May-2003                     $  1,432,701                 $  1,429,506                 $  1,357,772
Jun-2003                     $  1,444,306                 $  1,447,804                 $  1,371,214
Jul-2003                     $  1,465,104                 $  1,473,285                 $  1,392,879
Aug-2003                     $  1,485,908                 $  1,502,015                 $  1,419,761
Sep-2003                     $  1,467,335                 $  1,486,093                 $  1,401,446
Oct-2003                     $  1,548,331                 $  1,570,206                 $  1,469,977
Nov-2003                     $  1,562,886                 $  1,584,024                 $  1,482,325
Dec-2003                     $  1,649,939                 $  1,667,027                 $  1,553,625
Jan-2004                     $  1,670,728                 $  1,697,533                 $  1,575,531
Feb-2004                     $  1,693,617                 $  1,721,129                 $  1,594,122
Mar-2004                     $  1,668,382                 $  1,695,140                 $  1,569,094
Apr-2004                     $  1,644,963                 $  1,668,526                 $  1,544,773

SOURCE: LIPPER ANALYTICAL SERVICES, INC. THE QUOTED PERFORMANCE IS PAST PERFORMANCE AND NOT INDICATIVE OF FUTURE RETURNS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE NOTE, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN.

INVESTORS SHOULD CAREFULLY READ THE FUND PROSPECTUS WHICH INCLUDES INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, RISK, AS WELL AS CHARGES AND EXPENSES ALONG WITH OTHER INFORMATION. INVESTORS SHOULD REVIEW THE INFORMATION IN THE PROSPECTUS CAREFULLY BEFORE INVESTING. FOR UP TO DATE MONTH-END PERFORMANCE INFORMATION, OR TO RECEIVE A FUND PROSPECTUS PLEASE CALL 800 348-4782. PLEASE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Shares prior to 9/15/00 (offering date of the Institutional Shares) are calculated using the historical expenses of the Select Shares, which are higher than the expenses of the Institutional Shares.

Returns for the Class A, B, and C Shares prior to 4/16/01 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to April 30, 2004. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO  OF INVESTMENTS            AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

             COMMON STOCKS -- 99.8%

             AUSTRALIA -- 1.6%
       271   News Corp., LTD                                        $      2,283
       338   Southern Pacific Petroleum NL* (i)(f)                             0
             -------------------------------------------------------------------
                                                                           2,283
             -------------------------------------------------------------------

             BRAZIL -- 1.2%
        68   Petroleo Brasileiro SA (Preferred), ADR                       1,704

             FINLAND -- 0.7%
        71   Nokia OYJ (f)                                                 1,000

             FRANCE -- 12.1%
        16   Accor SA (f)                                                    651
        67   BNP Paribas (f)                                               4,003
        19   Cap Gemini SA* (f)                                              662
        47   Peugeot SA (f)                                                2,525
        23   Societe Television Francaise 1 (f)                              706
         8   Technip SA* (f)                                               1,149
        87   Thomson SA (f)                                                1,654
        21   Total SA (f)                                                  3,884
        72   Veolia Environnement (f)                                      1,896
             -------------------------------------------------------------------
                                                                          17,130
             -------------------------------------------------------------------

             GERMANY -- 4.1%
       125   Bayerische Hypo-und Vereinsbank AG* (f)                       2,138
        30   Schering AG (f)                                               1,568
       102   TUI AG (f)                                                    2,133
             -------------------------------------------------------------------
                                                                           5,839
             -------------------------------------------------------------------

             HONG KONG -- 4.0%
       987   Cathay Pacific Airways LTD (f)                                1,772
       344   Henderson Land Development Co., LTD (f)                       1,530
       891   Wharf Holdings LTD (f)                                        2,429
             -------------------------------------------------------------------
                                                                           5,731
             -------------------------------------------------------------------

             INDIA -- 2.4%
        13   Infosys Technologies LTD, ADR                                 1,087
        90   Reliance Industries LTD, GDR, #                               2,308
             -------------------------------------------------------------------
                                                                           3,395
             -------------------------------------------------------------------

             INDONESIA -- 0.3%
        22   Telekomunikasi Indonesia TBK PT, ADR                            390

             IRELAND -- 0.7%
        68   Allied Irish Banks PLC (f)                             $        980

             ITALY -- 0.7%
        50   ENI-Ente Nazionale Idrocarburi SPA (f)                        1,020

             JAPAN -- 18.9%
        20   Aiful Corp. (f)                                               1,957
       132   Asahi Breweries LTD (f)                                       1,478
        20   Canon, Inc. (f)                                               1,037
       398   Daiwa Securities Group, Inc. (f)                              2,935
        35   Fujisawa Pharmaceutical Co., LTD (f)                            804
       467   Fujitsu LTD (f)                                               3,184
        17   Ito-Yokado Co., LTD (f)                                         696
       613   Kubota Corp. (f)                                              2,627
        26   Kyocera Corp. (f)                                             2,149
       131   Mitsui Chemicals, Inc. (f)                                      684
        16   Nintendo Co., LTD (f)                                         1,482
         0^^ Nippon Telegraph & Telephone Corp. (f)                        2,412
        40   Ricoh Co., LTD (f)                                              786
         6   Rohm Co., LTD (f)                                               748
        60   Sony Corp. (f)                                                2,295
        54   Suzuki Motor Corp. (f)                                          847
       164   Toshiba Corp. (f)                                               739
             -------------------------------------------------------------------
                                                                          26,860
             -------------------------------------------------------------------

             RUSSIA -- 1.0%
        32   YUKOS, ADR                                                    1,416

             SINGAPORE -- 2.2%
        95   City Developments LTD (f)                                       336
       155   DBS Group Holdings LTD (f)                                    1,295
     1,138   Singapore Telecommunications LTD (f)                          1,556
             -------------------------------------------------------------------
                                                                           3,187
             -------------------------------------------------------------------

             SOUTH KOREA -- 3.4%
        72   POSCO, ADR                                                    2,204
         8   Samsung Electronics Co., LTD, GDR, #                          1,927
        20   Samsung SDI Co., LTD, GDR, #                                    707
             -------------------------------------------------------------------
                                                                           4,838
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SPAIN -- 1.6%
        18   Acerinox SA (f)                                        $        927
        66   Iberdrola SA (f)                                              1,304
             -------------------------------------------------------------------
                                                                           2,231
             -------------------------------------------------------------------

             SWEDEN -- 3.2%
        51   Atlas Copco AB, Class A (f)                                   1,768
        80   SKF AB, Ser. B                                                2,743
             -------------------------------------------------------------------
                                                                           4,511
             -------------------------------------------------------------------

             SWITZERLAND -- 10.9%
        43   Adecco SA* (f)                                                1,891
         9   Ciba Specialty Chemicals AG* (f)                                624
       103   Compagnie Financiere Richemont AG, Class A (f)                2,636
        17   Lonza Group AG (f)                                              804
        26   Roche Holding AG (f)                                          2,701
         1   Synthes-Stratec, Inc. (f)                                     1,371
        22   UBS AG (f)                                                    1,539
        24   Zurich Financial Services AG (f)                              3,838
             -------------------------------------------------------------------
                                                                          15,404
             -------------------------------------------------------------------

             TAIWAN -- 1.7%
        41   Hon Hai Precision Industry Co., GDR                             374
       387   United Microelectronics Corp., ADR*                           2,014
             -------------------------------------------------------------------
                                                                           2,388
             -------------------------------------------------------------------

             THAILAND -- 0.4%
       221   Advanced Info Service PCL (f)                                   539

             THE NETHERLANDS -- 5.0%
       173   Aegon NV (f)                                                  2,234
        18   Akzo Nobel NV (f)                                               671
        42   ING Groep NV (f)                                                897
       356   Koninklijke KPN NV (f)                                        2,551
        28   Koninklijke Philips Electronics NV (f)                          747
             -------------------------------------------------------------------
                                                                           7,100
             -------------------------------------------------------------------

             UNITED KINGDOM -- 23.7%
        59   AstraZeneca PLC (f)                                    $      2,793
        67   Barclays PLC (f)                                                597
       118   BBA Group PLC (f)                                               529
        35   British American Tobacco PLC (f)                                529
       194   Centrica PLC (f)                                                751
       216   Diageo PLC (f)                                                2,885
       254   Dixons Group PLC (f)                                            695
       127   Hays PLC (f)                                                    265
       271   HSBC Holdings PLC (f)                                         3,863
        38   Imperial Tobacco Group PLC (f)                                  847
        53   Man Group PLC (f)                                             1,588
       236   Prudential PLC (f)                                            1,841
        45   Reckitt Benckiser PLC (f)                                     1,178
       190   Royal Bank of Scotland Group PLC (f)                          5,677
       112   Scottish Power PLC (f)                                          757
       542   Tesco PLC (f)                                                 2,379
        80   Unilever PLC (f)                                                749
     2,213   Vodafone Group PLC (f)                                        5,352
        32   WPP Group PLC (f)                                               318
             -------------------------------------------------------------------
                                                                          33,593
             -------------------------------------------------------------------
             Total Common Stocks                                         141,539
             (Cost $120,107)
             -------------------------------------------------------------------

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.2%

             U.S. TREASURY SECURITY -- 0.2%
$      250   U.S. Treasury Bill, 0.97%, 7/29/04                              249
             (Cost $249)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                            $    141,788
             (COST $120,356)
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SUMMARY OF INVESTMENTS BY INDUSTRY, APRIL 30, 2004

INDUSTRY                                                          % OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------------------
Banking                                                                     14.2%
Telecommunications                                                           9.7
Electronics/Electrical Equipment                                             6.4
Insurance                                                                    6.2
Oil & Gas                                                                    5.7
Pharmaceuticals                                                              5.5
Food/Beverage Products                                                       5.3
Financial Services                                                           4.6
Chemicals                                                                    3.6
Utilities                                                                    3.3
Machinery & Engineering Equipment                                            3.1
Computers/Computer Hardware                                                  3.0
Retailing                                                                    2.8
Semi-Conductors                                                              2.8
Automotive                                                                   2.4
Steel                                                                        2.2
Multi-Media                                                                  2.1
Industrial Components                                                        1.9
Consumer Products                                                            1.8
Diversified                                                                  1.7
Business Services                                                            1.5
Entertainment/Leisure                                                        1.5
Real Estate                                                                  1.3
Office/Business Equipment                                                    1.3
Airlines                                                                     1.2
Toys & Games                                                                 1.0
Health Care/Health Care Services                                             1.0
Other (less than 1%)                                                         2.9
--------------------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                        NET UNREALIZED
                                 SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
  CONTRACTS TO BUY                     DATE        VALUE (USD)    4/30/04 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------
  8,226          AUD                5/06/04          $   6,164       $    5,939            $     (225)
  6,990          AUD                8/12/04              4,984            4,987                     3
  8,205          CHF                5/06/04              6,336            6,328                    (8)
 10,542          EUR                5/06/04             12,937           12,637                  (300)
  4,384          EUR                8/12/04              5,220            5,242                    22
    890          EUR for
  1,385          CHF                5/06/04              1,068~           1,067~                   (1)
  1,010          EUR for
    694          GBP                5/06/04              1,230~           1,211~                  (19)
  2,920          EUR for
380,804          JPY                5/06/04              3,451~           3,500~                   49
    280          GBP                5/05/04                498              497                    (1)
  7,623          GBP                5/06/04             13,807           13,515                  (292)
  1,919          GBP                8/12/04              3,384            3,372                   (12)
 52,009          HKD                5/06/04              6,669            6,668                    (1)
999,398          JPY                5/06/04              9,208            9,057                  (151)
613,171          JPY                8/12/04              5,627            5,576                   (51)
219,855          JPY for
 16,150          HKD                5/06/04              2,070~           1,992~                  (78)
135,237          JPY for
    690          GBP                5/06/04              1,223~           1,225~                    2
 78,439          JPY for
    620          EUR                5/06/04                743~             711~                  (32)
 16,634          SEK                5/06/04              2,190            2,177                   (13)
  4,728          SGD                5/06/04              2,780            2,779                    (1)
-----------------------------------------------------------------------------------------------------
                                                     $  89,589       $   88,480            $   (1,109)
-----------------------------------------------------------------------------------------------------

~ For cross-currency exchange contracts, the settlement value is the market value at 04/30/04 of the currency being sold, and the value at 04/30/04 is the market value at 04/30/04 of the currency being purchased.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                        NET UNREALIZED
                                 SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
  CONTRACTS TO BUY                     DATE        VALUE (USD)    4/30/04 (USD)   (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------
    8,226         AUD                5/06/04          $   5,974       $    5,939            $       35
    6,820         CHF                5/06/04              5,448            5,260                   188
    6,167         CHF                8/12/04              4,774            4,768                     6
   14,742         EUR                5/06/04             17,800           17,671                   129
    2,465         EUR                8/12/04              2,918            2,948                   (30)
      110         GBP                5/04/04                195              195                     -^^
    6,239         GBP                5/06/04             11,215           11,062                   153
      730         GBP                8/12/04              1,291            1,283                     8
   35,859         HKD                5/06/04              4,622            4,598                    24
   45,012         HKD                8/12/04              5,783            5,782                     1
1,052,123         JPY                5/06/04              9,677            9,535                   142
   61,840         JPY                8/12/04                570              562                     8
   16,634         SEK                5/06/04              2,281            2,177                   104
    8,731         SEK                8/12/04              1,142            1,140                     2
    4,728         SGD                5/06/04              2,787            2,779                     8
    4,090         SGD                8/12/04              2,408            2,407                     1
-----------------------------------------------------------------------------------------------------
                                                     $  78,885       $   78,106            $      779
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

PORTFOLIO OFINVESTMENTS              AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

             COMMON STOCKS -- 99.6%

             AEROSPACE -- 2.4%
         2   General Dynamics Corp.                                 $        159
        19   Lockheed Martin Corp.                                           906
         7   Northrop Grumman Corp.                                          725
        21   Raytheon Co.                                                    664
        14   The Boeing Co.                                                  593
        20   United Technologies Corp.                                     1,689
             -------------------------------------------------------------------
                                                                           4,736
             -------------------------------------------------------------------

             APPAREL -- 1.1%
        34   Jones Apparel Group, Inc.                                     1,249
        11   Nike, Inc., Class B                                             813
             -------------------------------------------------------------------
                                                                           2,062
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.6%
        43   Ford Motor Co.                                                  659
        19   General Motors Corp.                                            896
         9   Harley-Davidson, Inc.                                           480
        11   Johnson Controls, Inc.                                          576
         7   Lear Corp.                                                      443
             -------------------------------------------------------------------
                                                                           3,054
             -------------------------------------------------------------------

             BANKING -- 6.4%
        41   Bank of America Corp.                                         3,300
        10   Compass Bancshares, Inc.                                        372
        27   GreenPoint Financial Corp.                                    1,071
        12   KeyCorp                                                         353
         1   Marshall & Ilsley Corp.                                          40
        16   Mellon Financial Corp.                                          473
         4   North Fork Bancorporation, Inc.                                 134
        13   SouthTrust Corp.                                                410
        15   SunTrust Banks, Inc.                                            999
        38   The Bank of New York Co., Inc.                                1,099
         9   U.S. Bancorp                                                    240
        48   Wachovia Corp.                                                2,201
        27   Wells Fargo & Co.                                             1,513
             -------------------------------------------------------------------
                                                                          12,205
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.3%
        33   Amgen, Inc.*                                                  1,846
         5   Gilead Sciences, Inc.*                                          298
         5   Human Genome Sciences, Inc.*                                     62
        10   Medimmune, Inc.*                                                233
             -------------------------------------------------------------------
                                                                           2,439
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 1.1%
        14   Cendant Corp.                                          $        329
         5   Computer Sciences Corp.*                                        220
        28   First Data Corp.                                              1,291
        13   SunGard Data Systems, Inc.*                                     334
             -------------------------------------------------------------------
                                                                           2,174
             -------------------------------------------------------------------

             CHEMICALS -- 1.1%
         8   Air Products & Chemicals, Inc.                                  408
         9   Eastman Chemical Co.                                            379
        14   Praxair, Inc.                                                   504
         6   Rohm & Haas Co.                                                 248
        16   The Dow Chemical Co.                                            616
             -------------------------------------------------------------------
                                                                           2,155
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.7%
       150   Cisco Systems, Inc.*                                          3,137
        10   Juniper Networks, Inc.*                                         217
             -------------------------------------------------------------------
                                                                           3,354
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.0%
         2   Adobe Systems, Inc.                                              79
         4   Electronic Arts, Inc.*                                          202
         2   Mercury Interactive Corp.*                                      102
       217   Microsoft Corp.                                               5,624
       131   Oracle Corp.*                                                 1,470
        11   VERITAS Software Corp.*                                         283
             -------------------------------------------------------------------
                                                                           7,760
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.1%
        63   Dell, Inc.*                                                   2,170
        20   EMC Corp.*                                                      218
        60   Hewlett-Packard Co.                                           1,182
        32   International Business Machines Corp.                         2,794
         3   Lexmark International, Inc.*                                    299
        24   NCR Corp.*                                                    1,092
        55   Sun Microsystems, Inc.*                                         213
             -------------------------------------------------------------------
                                                                           7,968
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.6%
        13   Centex Corp.                                                    633
         3   KB Home                                                         207
         4   Lennar Corp., Class A                                           197

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONSTRUCTION -- CONTINUED
         4   Pulte Homes, Inc.                                      $        172
             -------------------------------------------------------------------
                                                                           1,209
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 0.2%
        14   Masco Corp.                                                     389

             CONSUMER PRODUCTS -- 4.9%
        58   Altria Group, Inc.                                            3,200
         5   Colgate-Palmolive Co.                                           266
         3   Fortune Brands, Inc.                                            194
        41   Procter & Gamble Co.                                          4,363
        33   The Gillette Co.                                              1,354
             -------------------------------------------------------------------
                                                                           9,377
             -------------------------------------------------------------------

             DIVERSIFIED -- 4.3%
       210   General Electric Co.                                          6,293
        73   Tyco International LTD (Bermuda)                              2,017
             -------------------------------------------------------------------
                                                                           8,310
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.1%
         7   Agilent Technologies, Inc.*                                     184

             ENTERTAINMENT/LEISURE -- 0.3%
        16   Carnival Corp.                                                  674

             FINANCIAL SERVICES -- 9.0%
         8   Capital One Financial Corp.                                     552
        15   CIT Group, Inc.                                                 516
       137   Citigroup, Inc.                                               6,583
        23   Countrywide Financial Corp.                                   1,335
        18   Fannie Mae                                                    1,219
        16   Freddie Mac                                                     926
        13   Goldman Sachs Group, Inc.                                     1,245
        24   MBNA Corp.                                                      583
         7   Merrill Lynch & Co., Inc.                                       386
        45   Morgan Stanley                                                2,300
        42   The Charles Schwab Corp.                                        433
        28   Washington Mutual, Inc.                                       1,091
             -------------------------------------------------------------------
                                                                          17,169
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.2%
         7   Anheuser-Busch Companies, Inc.                         $        359
         7   Archer Daniels Midland Co.                                      119
         5   Coca-Cola Enterprises, Inc.                                     146
         9   H.J. Heinz Co.                                                  359
        23   PepsiCo, Inc.                                                 1,270
         2   Sysco Corp.                                                      79
        77   The Coca-Cola Co.                                             3,889
             -------------------------------------------------------------------
                                                                           6,221
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 3.5%
        10   Aetna, Inc.                                                     792
         9   Anthem, Inc.*                                                   788
         6   Becton, Dickinson & Co.                                         278
         6   Biomet, Inc.                                                    221
         8   Boston Scientific Corp.*                                        321
        10   CIGNA Corp.                                                     664
        32   Guidant Corp.                                                 2,019
        12   HCA, Inc.                                                       467
         5   McKesson Corp.                                                  148
         2   Stryker Corp.                                                   218
         7   UnitedHealth Group, Inc.                                        456
         4   WellPoint Health Networks, Inc.*                                458
             -------------------------------------------------------------------
                                                                           6,830
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.0% ^
         2   Starwood Hotels & Resorts Worldwide, Inc.                        95

             INDUSTRIAL COMPONENTS -- 0.1%
         5   SPX Corp.                                                       213

             INSURANCE -- 4.9%
        27   AMBAC Financial Group, Inc.                                   1,863
        23   American International Group, Inc.                            1,646
        15   Hartford Financial Services Group, Inc.                         898
        11   MBIA, Inc.                                                      632
        12   Metlife, Inc.                                                   428
         4   Protective Life Corp.                                           133
        18   St. Paul Companies, Inc.                                        728
        53   The Allstate Corp.                                            2,436
         2   The Progressive Corp.                                           175
         7   Torchmark Corp.                                                 347
         2   XL Capital LTD (Bermuda), Class A                               122
             -------------------------------------------------------------------
                                                                           9,408
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INTERNET SERVICES/SOFTWARE -- 1.0%
        17   eBay, Inc.*                                            $      1,341
        11   Yahoo!, Inc.*                                                   560
             -------------------------------------------------------------------
                                                                           1,901
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
         3   Deere & Co.                                                     177
        10   Ingersoll-Rand Co., LTD
             (Bermuda), Class A                                              649
             -------------------------------------------------------------------
                                                                             826
             -------------------------------------------------------------------

             MANUFACTURING -- 1.3%
        11   3M Co.                                                          934
        10   Eaton Corp.                                                     576
        12   Illinois Tool Works, Inc.                                     1,000
             -------------------------------------------------------------------
                                                                           2,510
             -------------------------------------------------------------------

             METALS/MINING -- 0.6%
        38   Alcoa, Inc.                                                   1,175

             MULTI-MEDIA -- 3.9%
         4   Comcast Corp., Special Class A*                                 110
        16   Fox Entertainment Group, Inc., Class A*                         442
        14   Gannett Co., Inc.                                             1,209
         4   The E.W. Scripps Co., Class A                                   380
        66   The Walt Disney Co.                                           1,515
        43   Time Warner, Inc.*                                              718
        16   Tribune Co.                                                     748
        63   Viacom, Inc., Class B                                         2,450
             -------------------------------------------------------------------
                                                                           7,572
             -------------------------------------------------------------------

             OIL & GAS -- 6.3%
        12   Anadarko Petroleum Corp.                                        632
         6   Baker Hughes, Inc.                                              202
        30   ChevronTexaco Corp.                                           2,750
        36   ConocoPhillips                                                2,534
         5   Cooper Cameron Corp.*                                           222
        18   Devon Energy Corp.                                            1,080
        78   Exxon Mobil Corp.                                             3,312
        11   GlobalSantaFe Corp.                                             285
        19   Rowan Companies, Inc.*                                          417
        20   Unocal Corp.                                                    735
             -------------------------------------------------------------------
                                                                          12,169
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.5%
         8   Bowater, Inc.                                          $        340
         5   Georgia-Pacific Corp.                                           190
         6   Temple-Inland, Inc.                                             396
             -------------------------------------------------------------------
                                                                             926
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 9.0%
        29   Abbott Laboratories                                           1,296
        29   Eli Lilly & Co.                                               2,112
        13   Forest Laboratories, Inc.*                                      869
        72   Johnson & Johnson                                             3,885
         5   Medco Health Solutions, Inc.*                                   190
        38   Merck & Co., Inc.                                             1,773
       145   Pfizer, Inc.                                                  5,193
        12   Sepracor, Inc.*                                                 559
         2   Watson Pharmaceuticals, Inc.*                                    82
        32   Wyeth                                                         1,213
             -------------------------------------------------------------------
                                                                          17,172
             -------------------------------------------------------------------

             PIPELINES -- 0.1%
        32   Dynegy, Inc., Class A*                                          128
         8   El Paso Corp.                                                    57
             -------------------------------------------------------------------
                                                                             185
             -------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.0%
         1   The McGraw-Hill Companies, Inc.                                  63

             REAL ESTATE INVESTMENT TRUST -- 0.3%
         9   CarrAmerica Realty Corp.                                        250
         3   Equity Office Properties Trust                                   78
         6   ProLogis Trust                                                  177
         4   The Rouse Co.                                                   170
             -------------------------------------------------------------------
                                                                             675
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 0.9%
        36   McDonald's Corp.                                                988
         6   Wendy's International, Inc.                                     253
        14   Yum! Brands, Inc.*                                              539
             -------------------------------------------------------------------
                                                                           1,780
             -------------------------------------------------------------------

             RETAILING -- 6.6%
        14   Abercrombie & Fitch Co., Class A                                438
        11   Bed Bath & Beyond, Inc.*                                        416
        18   CVS Corp.                                                       707

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- CONTINUED
         4   Family Dollar Stores, Inc.                             $        141
         8   Federated Department Stores, Inc.                               382
        68   Home Depot, Inc.                                              2,394
        21   Kohl's Corp.*                                                   874
        22   Lowe's Companies, Inc.                                        1,123
        24   Target Corp.                                                  1,026
        28   The Gap, Inc.                                                   622
         8   The May Department Stores Co.                                   237
        12   The TJX Companies, Inc.                                         287
        67   Wal-Mart Stores, Inc.                                         3,843
         4   Walgreen Co.                                                    148
             -------------------------------------------------------------------
                                                                          12,638
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.6%
        50   Altera Corp.*                                                   996
        18   Analog Devices, Inc.                                            757
       114   Intel Corp.                                                   2,930
         6   Linear Technology Corp.                                         214
         1   Maxim Integrated Products, Inc.                                  51
        15   Micron Technology, Inc.*                                        204
        16   Novellus Systems, Inc.*                                         469
         7   QLogic Corp.*                                                   178
        15   Texas Instruments, Inc.                                         377
        24   Xilinx, Inc.*                                                   813
             -------------------------------------------------------------------
                                                                           6,989
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.9%
         4   CSX Corp.                                                       127
         5   FedEx Corp.                                                     370
        18   Norfolk Southern Corp.                                          424
         6   Union Pacific Corp.                                             330
         6   United Parcel Service, Inc., Class B                            435
             -------------------------------------------------------------------
                                                                           1,686
             -------------------------------------------------------------------

             STEEL -- 0.5%
        34   United States Steel Corp.                                       973

             TELECOMMUNICATIONS -- 3.7%
        27   AT&T Wireless Services, Inc.*                                   367
        31   BellSouth Corp.                                                 800
        29   Nextel Communications, Inc., Class A*                           690
        17   Qwest Communications International, Inc.*                        69
        67   SBC Communications, Inc.                                      1,675
         8   Sprint Corp.-- FON Group                               $        140
        33   Tellabs, Inc.*                                                  287
        83   Verizon Communications, Inc.                                  3,139
             -------------------------------------------------------------------
                                                                           7,167
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 1.1%
        17   Corning, Inc.*                                                  189
        89   Lucent Technologies, Inc.*                                      298
        38   Motorola, Inc.                                                  702
        16   QUALCOMM, Inc.                                                  992
             -------------------------------------------------------------------
                                                                           2,181
             -------------------------------------------------------------------

             TOYS & GAMES -- 0.4%
        11   Hasbro, Inc.                                                    200
        39   Mattel, Inc.                                                    668
             -------------------------------------------------------------------
                                                                             868
             -------------------------------------------------------------------

             UTILITIES -- 2.6%
         8   Constellation Energy Group, Inc.                                292
         7   Dominion Resources, Inc.                                        440
        10   Edison International                                            227
        12   Entergy Corp.                                                   650
         5   FPL Group, Inc.                                                 331
        37   PG&E Corp.*                                                   1,017
        36   Pinnacle West Capital Corp.                                   1,418
         1   PPL Corp.                                                        56
         5   TXU Corp.                                                       167
        31   XCEL Energy, Inc.                                               521
             -------------------------------------------------------------------
                                                                           5,119
             -------------------------------------------------------------------
             Total Common Stocks                                         192,561
             (Cost $169,304)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.4%

             MONEY MARKET FUND -- 0.4%
       775   JPMorgan Prime Money Market Fund (a)                            775
             (Cost $775)
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%                            $    193,336
             (COST $170,079)
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 64.4%

             U.S. GOVERNMENT AGENCY SECURITIES -- 1.4%
$   10,000   Federal Home Loan Bank,
             2.25%, 12/15/05                                        $     10,004
    21,100   Federal Home Loan Mortgage Corp.,
             1.62%, 05/19/06, MTN, FRN                                    21,099
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities                      31,103
             (Cost $31,096)
             -------------------------------------------------------------------

             STATE AND MUNICIPAL OBLIGATIONS -- 41.3%
             ALABAMA -- 0.5%
    10,565   Jefferson County, Sewer, Capital
             Improvements, Ser. A, Rev., (p), FGIC,
             5.00%, 02/01/09                                              11,618

             ARIZONA -- 1.2%
     4,000   Northern Arizona Capital Facilities
             Finance Corp., Northern Arizona
             University Project, Student Housing,
             Ser. A, Rev., Adj., 4.00%, 08/01/33                           4,048
    21,740   Salt River Project Agricultural
             Improvement & Power District,
             Salt River Project, Electric System,
             Ser. A, Rev., 5.25%, 01/01/06                                22,964
             -------------------------------------------------------------------
                                                                          27,012
             -------------------------------------------------------------------

             ARKANSAS -- 0.4%
     7,800   Arkansas State, Federal Highway Grant,
             Ser. A, GO, 5.50%, 08/01/08 +                                 8,649

             CALIFORNIA -- 6.4%
     8,830   Bay Area Governments Association,
             Bay Area Rapid Transit, FTA Capital Grant,
             Ser. A, Rev., AMBAC, 5.00%, 06/15/08 +                        8,864
    13,170   California Pollution Control Financing
             Authority, Ser. B, Rev., Adj.,
             2.00%, 03/01/08 +                                            13,029
     2,000   California Pollution Control Financing
             Authority, Ser. D, Rev., Adj.,
             2.00%, 02/28/08 +                                             1,979
    31,000   California State, Ser. B, Rev., RAN,
             2.00%, 06/16/04 +                                            31,032
$   10,000   California Statewide Communities
             Development Authority,
             Kaiser Permanente, Ser. C, Adj.,
             Rev., 3.70%, 11/01/29 +                                $     10,228
     6,555   California Statewide Communities
             Development Authority, Kaiser
             Permanente, Ser. F, Rev., Adj.,
             2.30%, 04/01/33 +                                             6,460
     5,665   Fresno County, Pension, Taxable,
             Ser. A, Rev., FGIC, 3.04%, 08/15/09                           5,458
     2,900   Grant Joint Union High School District,
             COP, Bridge Funding Program, Adj., FSA,
             0.98%, 07/01/18                                               2,900
     9,200   Grant Joint Union High School District,
             COP, Bridge Funding Program, Adj., FSA,
             0.98%, 07/01/37                                               9,200
    10,000   Los Angeles County Sanitation
             Districts Financing Authority,
             Capital Project, Ser.A, Rev., FSA,
             4.00%, 10/01/05                                              10,358
     5,000   Los Angeles Department of
             Water & Power, Waterworks,
             Ser. B, Rev., MBIA, 3.50%, 07/01/04                           5,018
    16,500   Sacramento County Sanitation District,
             Ser. A, Rev., 5.88%, 12/01/27                                17,682
    16,055   San Mateo County Housing Authority,
             Multi-Family Mortgage, FLOATS,
             Ser. PT-704, Rev., Adj., 1.17%, 05/01/08                     16,055
     9,000   Santa Clara County Financing Authority,
             Measure B Transportation Improvement
             Program, Rev., 4.00%, 08/01/05                                9,285
             -------------------------------------------------------------------
                                                                         147,548
             -------------------------------------------------------------------

             COLORADO -- 0.4%
     2,850   Arapahoe County, Capital Improvement,
             Federal Highway, Ser. E-470, Rev., (p),
             0.00%, 08/31/05 +                                             1,359
     8,625   Regional Transportation District,
             Transit Vehicles, COP, Ser. A, Adj., AMBAC,
             2.30%, 12/01/22                                               8,505
             -------------------------------------------------------------------
                                                                           9,864
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONNECTICUT -- 0.2%
$    5,000   Connecticut State, Special
             Tax Obligation, Transportation
             Infrastructure, Ser. A, FSA,
             4.00%, 09/01/06                                        $      5,228

             FLORIDA -- 0.3%
     1,175   Bay County, Hospital Systems,
             Bay Medical Center Project, Rev., (p),
             8.00%, 10/01/04 +                                             1,214
     5,000   Miami-Dade County, Water & Sewer,
             Rev., MBIA, 5.00%, 10/01/07                                   5,423
             -------------------------------------------------------------------
                                                                           6,637
             -------------------------------------------------------------------

             GEORGIA -- 1.8%
    12,310   Henry County School District, GO, FGIC,
             5.00%, 04/01/07                                              13,232
     6,940   Metropolitan Atlanta Rapid Transportation
             Authority, Second Indenture,
             Ser. A, Rev., FSA, 5.00%, 07/01/07                            7,481
    19,525   Milledgeviille & Baldwin County
             Development Authority, Georgia
             College & State University Foundation,
             Student Housing, Rev., Adj.,
             5.00%, 09/01/32                                              19,745
             -------------------------------------------------------------------
                                                                          40,458
             -------------------------------------------------------------------

             ILLINOIS -- 1.7%
     7,000   Chicago Board of Education, FLOATS,
             Ser. SG-103, Adj., 1.13%, 12/01/20 +                          7,000
    17,085   Chicago School Finance Authority,
             School Financing, Ser. B, GO, FSA,
             5.00%, 06/01/07                                              18,409
     1,700   Illinois Health Facilities Authority,
             Lifelink Corp. Obligation Group,
             Ser. B, Rev., (p), 8.00%, 02/15/05                            1,786
    10,765   Illinois State, 1st Ser., GO,
             5.00%, 08/01/07                                              11,621
             -------------------------------------------------------------------
                                                                          38,816
             -------------------------------------------------------------------

             MAINE -- 0.1%
     1,500   Maine Veterans Homes, Rev., (p),
             7.75%, 10/01/05                                               1,661

             MARYLAND -- 1.2%
$    2,375   Maryland State Health & Higher
             Educational Facilities Authority,
             Johns Hopkins Hospital, Ser. B,
             Rev., Adj., 1.75%, 07/01/27                            $      2,375
     5,000   Maryland State, State & Local
             Facilities Loan, Second Ser. B, GO,
             5.00%, 02/01/06                                               5,281
    10,535   Washington Suburban Sanitation
             District, Water Supply, GO,
             4.00%, 06/01/05                                              10,837
     8,000   Washington Suburban Sanitation
             District, Water Supply, GO,
             5.25%, 06/01/07                                               8,741
             -------------------------------------------------------------------
                                                                          27,234
             -------------------------------------------------------------------

             MASSACHUSETTS -- 1.5%
    10,000   Massachusetts State, CONS,
             Ser. C, GO, 5.75%, 10/01/08                                  11,132
    10,000   Massachusetts State, CONS,
             Ser. D, GO, (p), 5.25%, 11/01/06                             10,893
    10,000   Massachusetts State, CONS,
             Ser. E, GO, 5.50%, 01/01/08                                  10,935
             -------------------------------------------------------------------
                                                                          32,960
             -------------------------------------------------------------------

             MICHIGAN -- 2.5%
     9,000   Central Michigan University,
             Ser. B, Rev., Adj., FGIC,
             1.75%, 10/01/15 +                                             9,000
     7,920   Detroit, Michigan, Sewage Disposal,
             Ser. A, Rev., (p), MBIA,
             5.40%, 07/01/07                                               8,760
    13,060   Michigan Municipal Bond Authority,
             Government Loan Program, Ser. C, Rev.,
             5.00%, 05/01/08                                              14,184
    10,000   Michigan State Hospital Finance
             Authority, Ascension Health Credit,
             Ser. A, Rev., (p), MBIA,
             6.25%, 11/15/09                                              11,684
     2,555   Michigan State Hospital Finance
             Authority, Trinity Health, Ser. A, Rev.,
             5.50%, 12/01/04                                               2,613

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MICHIGAN -- CONTINUED
$   10,000   Michigan Strategic Fund,
             Dow Chemical Project, Rev., Adj.,
             3.80%, 06/01/14                                        $     10,251
             -------------------------------------------------------------------
                                                                          56,492
             -------------------------------------------------------------------

             MINNESOTA -- 1.3%
     6,345   Minneapolis, Minnesota, GO,
             4.00%, 12/01/06                                               6,644
     4,000   Minnesota Housing Finance Agency,
             Residential Housing, Ser. K-1, Rev.,
             2.25%, 07/01/17                                               3,941
    19,890   Washington County Housing &
             Redevelopment Authority, Multi-Family
             Housing, FLOATS, Ser. PT-702, Rev.,
             1.17%, 12/31/23                                              19,890
             -------------------------------------------------------------------
                                                                          30,475
             -------------------------------------------------------------------

             MULTIPLE STATES -- 2.3%
     1,585   MBIA Capital Corp., FLOATS,
             Ser. PL-10, Rev., Adj., MBIA,
             1.19%, 08/05/04                                               1,585
    40,425   Puttable Floating Option Tax-Exempt
             Receipts, FLOATS, Ser. PPT-12,
             1.24%, 07/01/24                                              40,424
     9,250   Puttable Floating Option Tax-Exempt
             Receipts, FLOATS, Ser. PPT-38, Mode A,
             Adj., 1.04%, 12/01/18                                         9,250
             -------------------------------------------------------------------
                                                                          51,259
             -------------------------------------------------------------------

             NEBRASKA -- 0.1%
     2,800   Omaha Public Power District, Nebraska
             Electric, Omaha Public Power System,
             Ser. B, Rev., 4.50%, 02/01/09                                 2,976

             NEW JERSEY -- 1.7%
     1,350   New Jersey Economic Development
             Authority, North Jersey Port District,
             Rev., AMBAC, 7.13%, 02/15/08                                  1,509
    19,355   New Jersey State, GO, (p),
             5.63%, 07/15/06                                              21,218
    13,680   New Jersey State, GO, (p),
             5.63%, 07/15/06                                              14,998
             -------------------------------------------------------------------
                                                                          37,725
             -------------------------------------------------------------------

             NEW YORK -- 5.5%
$    5,000   Long Island Power Authority,
             Electric Systems, Ser. A, Rev.,
             4.50%, 06/01/05                                        $      5,141
    12,750   Long Island Power Authority,
             Electric Systems, Ser. B, Rev.,
             5.00%, 06/01/05                                              13,176
     4,500   Nassau County Interim Finance
             Authority, Sales Tax Secured, Ser. A,
             Rev., AMBAC, 4.00%, 11/15/08                                  4,713
     2,250   Nassau County Interim Finance Authority,
             Sales Tax Secured, Ser. A, Rev., AMBAC,
             5.00%, 11/15/09                                               2,457
     6,200   New York City Municipal Water
             Finance Authority, Water & Sewer
             System, FLOATS, Ser. PA-446, Rev.,
             Adj., FGIC, 1.11%, 06/15/06                                   6,200
     5,000   New York City Municipal Water
             Finance Authority, Water & Sewer
             System, Ser. B, Rev., MBIA,
             5.80%, 06/15/29                                               5,512
       270   New York City, New York, Ser. B, GO,
             7.50%, 02/01/06                                                 271
    10,000   New York City, New York, Ser. C, GO,
             5.00%, 08/01/05                                              10,411
    15,350   New York City, New York, Ser. G, GO,
             5.00%, 08/01/06                                              16,252
     5,000   New York State Dormitory Authority,
             Fourth Generation, City University System,
             Ser. A, Rev., CONS, 5.00%, 07/01/06                           5,296
     3,925   New York State Dormitory Authority,
             Mount Sinai School of Medicine,
             Rev., MBIA, 5.00%, 07/01/06                                   4,170
     2,500   New York State Dormitory Authority,
             Upstate Community Colleges, Rev.,
             4.50%, 07/01/09                                               2,637
     3,750   New York State Environmental
             Facilities Corp., Solid Waste Disposal,
             Waste Management Project, Ser. A,
             Rev., Adj., 4.00%, 05/01/12                                   3,750
    15,000   New York State Thruway Authority,
             Service Contract, Taxable, Ser. B,
             Rev., 2.59%, 03/15/06                                        15,060

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             NEW YORK -- CONTINUED
$   30,000   New York State Urban Development
             Corp., Correctional & Youth
             Facilities Services, Ser. A, Rev.,
             5.25%, 01/01/21                                        $     32,452
             -------------------------------------------------------------------
                                                                         127,498
             -------------------------------------------------------------------

             NORTH CAROLINA -- 0.7%
    15,000   Guilford County, GO, 4.00%, 10/01/22                         15,775

             OHIO -- 0.6%
     2,500   Ohio State Air Quality Development
             Authority, Pollution Control,
             Ohio Edison Project, Ser. C, Rev.,
             Adj., 5.80%, 06/01/16                                         2,547
     5,300   Ohio State, Common Schools,
             Capital Facilities, Ser. A, GO,
             5.00%, 06/15/07                                               5,729
     5,000   Ohio State, Common Schools,
             Ser. D, GO, Adj., 2.45%, 03/15/24                             4,986
             -------------------------------------------------------------------
                                                                          13,262
             -------------------------------------------------------------------

             OREGON -- 1.0%
    20,000   Oregon State Department of
             Administrative Services, Rev., FSA,
             5.00%, 09/01/08                                              21,787

             PENNSYLVANIA -- 0.8%
     9,760   Beaver County IDA, PCR,
             Ohio Edison Co. Project, Ser. A, Rev., Adj.,
             4.65%, 06/01/33 +                                             9,775
     2,720   Lehigh County, Ser. C, GO, (p),
             5.65%, 05/15/06                                               2,928
     4,455   Lehigh County, Ser. C, GO, (p),
             5.70%, 05/15/06                                               4,799
             -------------------------------------------------------------------
                                                                          17,502
             -------------------------------------------------------------------

             PUERTO RICO -- 2.3%
     5,940   Puerto Rico Commonwealth, GO,
             FGIC, 5.00%, 07/01/05                                         6,190
    14,250   Puerto Rico Commonwealth, Ser. C, Adj.,
             GO, MBIA, 5.00%, 07/01/28                                    15,483
     2,660   Puerto Rico Highway & Transportation
             Authority, Ser. AA, Rev., 5.00%, 07/01/07                     2,858
$   16,605   Puerto Rico Municipal Finance Agency,
             Ser. A, Rev., 4.00%, 08/01/04                          $     16,715
    10,000   Puerto Rico Public Buildings Authority,
             Government Facilities, Ser. A, Rev.,
             AMBAC, (p), 5.50%, 07/01/21                                  10,640
             -------------------------------------------------------------------
                                                                          51,886
             -------------------------------------------------------------------

             RHODE ISLAND -- 0.1%
     2,500   Rhode Island Housing & Mortgage
             Finance Corp., Hometown Opportunity
             Notes, Ser. 41-C, Rev., 3.38%, 11/01/05                       2,548

             SOUTH CAROLINA -- 0.3%
     6,000   South Carolina Transportation
             Infrastructure Bank, Ser. A, Rev.,
             MBIA, 5.00%, 10/01/10                                         6,532

             TEXAS -- 3.1%
     9,400   Brazos River Authority, PCR,
             Utilities Electric Co., Ser. B, Rev.,
             Adj., 5.05%, 06/01/30 +                                       9,791
    10,520   Gulf Coast Waste Disposal Authority,
             PCR, Amoco Oil Project, Rev., Adj.,
             2.00%, 10/01/17                                              10,468
    10,060   Harris County, Criminal Justice Center,
             GO, (p), FGIC, 5.63%, 10/01/06                               10,937
    19,465   Houston, Texas, Public Improvement,
             GO, MBIA, 5.00%, 03/01/08                                    21,050
     2,000   Lewisville, Texas, Combination Contract,
             Special Assessment, Castle Hills No. 3
             Project, Rev., 4.13%, 05/01/31                                2,085
     4,975   Matagorda County Navigation District
             No 1, PCR, Central Power & Light Co.,
             Ser. A, Rev., Adj, 4.55%, 11/01/29                            5,142
     3,410   San Antonio, Texas, General
             Improvement, GO, 3.00%, 08/01/04                              3,426
       290   San Antonio, Texas, General
             Improvement, GO, (p), 3.00%, 08/01/04                           291
     8,350   Texas State, Public Finance Authority,
             Ser. B, GO, (p), 5.63%, 10/01/06                              9,078
             -------------------------------------------------------------------
                                                                          72,268
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             UTAH -- 0.8%
$    9,000   Utah State, Ser. A, GO,
             4.50%, 07/01/09                                        $      9,633
     7,400   Utah State, Ser. B, GO,
             5.38%, 07/01/09                                               8,228
             -------------------------------------------------------------------
                                                                          17,861
             -------------------------------------------------------------------

             VIRGIN ISLANDS -- 0.2%
     3,570   University of the Virgin Islands, Ser. A,
             Rev., (p), 7.70%, 10/01/04                                    3,737

             VIRGINIA -- 0.6%
     2,265   Loudoun County, Ser. B, GO,
             3.00%, 10/01/04                                               2,283
     8,000   Louisa IDA, Solid Waste & Sewer
             Disposal, Electric & Power Co. Project,
             Ser. A, Rev., Adj., 2.30%, 03/01/31                           8,000
     2,600   Norfolk, Virginia, GO, MBIA,
             5.00%, 06/01/09                                               2,840
             -------------------------------------------------------------------
                                                                          13,123
             -------------------------------------------------------------------

             WASHINGTON -- 0.5%
     4,000   Washington Health Care Facilities
             Authority, Multicare Health Systems,
             Rev., MBIA, 4.38%, 08/15/04                                   4,035
     7,995   Washington State, Ser. 96-A, GO, (p),
             FGIC, 5.75%, 07/01/05                                         8,406
             -------------------------------------------------------------------
                                                                          12,441
             -------------------------------------------------------------------

             WEST VIRGINIA -- 0.1%
     1,545   Morgantown, West Virginia,
             Sewer Systems, Rev., (p),
             7.25%, 06/01/05                                               1,596

             WISCONSIN -- 1.1%
     6,250   Wisconsin Health & Educational
             Facilities Authority, Ser. 1999A, Rev.,
             Adj., 4.45%, 05/01/29 (i) #                                   6,422
     5,000   Wisconsin State Health & Educational
             Facilities, 1.10%, 12/31/50 (i) #                             5,000
     3,755   Wisconsin State Health & Educational
             Facilities Authority, Hospital Charity
             Obligation Group, Ser. D, Rev., Adj., (p),
             4.90%, 11/01/05                                               3,903
$    3,075   Wisconsin State Health & Educational
             Facilities Authority, Ministry Health Care,
             Inc., Rev., 3.40%, 05/15/07                            $      3,074
     5,680   Wisconsin State Health & Educational
             Facilities Authority, Ministry Health Care,
             Inc., Ser. B, Rev., 3.50%, 05/15/07                           5,716
             -------------------------------------------------------------------
                                                                          24,115
             -------------------------------------------------------------------
             Total State and Municipal Obligations                       938,543
             (Cost $940,780)
             -------------------------------------------------------------------

             CORPORATE NOTES & BONDS -- 10.9%
             AUTOMOTIVE -- 0.9%
             DaimlerChrysler N.A. Holdings Corp.,
     4,200   7.75%, 06/15/05                                               4,456
    12,850   1.91%, 09/26/05, Ser. D, MTN, FRN                            12,929
     1,900   General Motors Acceptance Corp.,
             6.75%, 01/15/06                                               2,012
             -------------------------------------------------------------------
                                                                          19,397
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 0.7%
    15,100   International Business Machines Corp.,
             1.24%, 09/10/04, FRN                                         15,108

             FINANCIAL SERVICES -- 7.1%
    17,900   The Bear Stearns Co., Inc.,
             1.30%, 01/16/07, Ser. B,
             MTN, FRN +                                                   17,896
             CIT Group, Inc.,
     3,750   6.50%, 02/07/06 +                                             3,996
    26,300   1.32%, 02/15/07, MTN, FRN +                                  26,321
    11,100   4.00%, 05/08/08 +                                            11,105
     9,925   Countrywide Home Loans, Inc.,
             5.50%, 08/01/06                                              10,444
             Counts Trusts,
     8,250   1.90%, 08/15/07, Ser. 2002-10, FRN, # +                       8,250
     8,250   1.95%, 08/15/07, Ser. 2002-11, FRN, # +                       8,250
     9,600   Credit Suisse First Boston USA, Inc.,
             5.75%, 04/15/07                                              10,236
             General Motors Acceptance Corp.,
     4,600   2.00%, 05/18/06, MTN, FRN                                     4,600
    16,800   2.04%, 01/16/07, MTN, FRN                                    16,712

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
             International Lease Finance Corp.,
$    5,615   4.00%, 01/17/06, Ser. O, MTN                           $      5,755
     4,940   5.75%, 10/15/06                                               5,241
     6,700   MBNA Corp., 4.63%, 09/15/08                                   6,762
       800   Morgan Stanley, 1.39%, 03/27/06, FRN                            802
    28,250   SLM Corp., 1.29%, 01/25/07,
             Ser. A, MTN, FRN                                             28,247
             -------------------------------------------------------------------
                                                                         164,617
             -------------------------------------------------------------------

             INSURANCE -- 0.4%
     8,296   ASIF Global Financing,
             1.36%, 03/14/06, FRN, # +                                     8,306

             RETAILING -- 0.2%
     4,950   Safeway, Inc., 1.60%, 11/01/05, FRN                           4,954

             TELECOMMUNICATIONS -- 0.4%
     4,550   Deutsche Telekom International
             Finance (Germany), 8.25%, 06/15/05                            4,843
     3,875   Sprint Capital Corp., 6.00%, 01/15/07                         4,119
             -------------------------------------------------------------------
                                                                           8,962
             -------------------------------------------------------------------

             UTILITIES -- 1.2%
     7,150   FPL Group Capital, Inc.,
             1.88%, 03/30/05                                               7,153
     2,965   National Rural Utilities Cooperative
             Finance Corp., 3.00%, 02/15/06                                2,991
    11,900   Pacific Gas & Electric Co.,
             1.81%, 04/03/06, FRN                                         11,904
     4,600   Public Service Co. of Colorado,
             4.38%, 10/01/08                                               4,657
             -------------------------------------------------------------------
                                                                          26,705
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds                               248,049
             (Cost $247,534)
             -------------------------------------------------------------------

             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 0.3%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
     5,591   Federal National Mortgage Association,
             1.60%, 06/25/32, Ser. 2002-36,
             Class FS, FRN                                                 5,633
$    1,299   Government National Mortgage
             Association, 1.50%, 12/20/30,
             Ser. 2000-38, Class F, FRN                             $      1,301
             -------------------------------------------------------------------
             Total Residential
             Mortgage Backed Securities                                    6,934
             (Cost $6,891)
             -------------------------------------------------------------------

             COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.3%
    28,050   Capital One Multi-Asset Execution
             Trust, 2.35%, 12/15/10,
             Ser. 2003-A, FRN, # +
             (Cost $28,933)                                               29,014

             ASSET BACKED SECURITIES -- 8.2%
    25,250   AmeriCredit Automobile
             Receivables Trust, 2.75%, 10/06/07,
             Ser. 2003-CF, Class A3 +                                     25,421
     3,450   Capital One Auto Finance Trust,
             3.18%, 09/15/10, Ser. 2003-B,
             Class A4 +                                                    3,426
    10,200   Capital One Master Trust, 1.90%,
             08/15/08, Ser. 2000-4, Class C, FRN, # +                     10,247
     2,250   CARSS Finance Limited Partnership,
             2.05%, 01/15/11, Ser. 2004-A,
             Class B2 #                                                    2,250
    10,117   Centex Home Equity, 1.38%,
             01/25/34, Ser. 2004-A,
             Class AV2, FRN +                                             10,127
             Citibank Credit Card Issuance Trust,
     6,950   7.45%, 09/15/07, Ser. 2000-C1,
             Class C1 +                                                    7,419
    11,200   2.11%, 03/20/08, Ser. 2003-C2,
             Class C2, FRN +                                              11,325
             Countrywide Asset-Backed Certificates,
    10,985   1.50%, 03/25/33, Ser. 2003-BC1,
             Class A1, FRN +                                              11,029
     6,200   1.60%, 02/25/34, Ser. 2004-BC1,
             Class M1, FRN +                                               6,207
     4,335   EQCC Trust, 1.40%, 11/25/31,
             Ser. 2002-1, Class 2A, FRN                                    4,346

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ASSET BACKED SECURITIES -- CONTINUED
$    4,044   HFC Home Equity Loan Asset Backed
             Certificates, 1.40%, 04/20/32,
             Ser. 2002-2, Class A, FRN                              $      4,054
    26,550   Honda Auto Receivables Owner Trust,
             1.57%, 06/19/06, Ser. 2003-5, Class A2                       26,546
     5,400   MBNA Master Credit Card Trust USA,
             1.90%, 12/15/06, Ser. 1999-G,
             Class C, FRN, #                                               5,400
    21,230   Option One Mortgage Loan Trust,
             1.52%, 02/25/33, Ser. 2003-1,
             Class A2, FRN                                                21,304
     7,574   Residential Asset Mortgage Products,
             Inc., 1.47%, 09/25/32,
             Ser. 2002-RS5, FRN                                            7,592
     2,570   SLM Student Loan Trust,
             1.20%, 10/25/10, Ser. 2002-1,
             Class A1, FRN                                                 2,571
     6,801   Wachovia Asset Securitization, Inc.,
             1.53%, 12/25/32, Ser. 2002-HE2,
             Class A, FRN                                                  6,833
    19,400   WFS Financial Owner Trust,
             3.25%, 05/20/11, Ser. 2003-3, Class A4                       19,327
             -------------------------------------------------------------------
             Total Asset Backed Securities                               185,424
             (Cost $184,991)
             -------------------------------------------------------------------

             CERTIFICATES OF DEPOSIT -- 1.0%
    23,100   Deutsche Bank AG/New York (Yankee),
             1.37%, 05/15/07
             (Cost $23,100)                                               23,093
             -------------------------------------------------------------------
             Total Long-Term Investments                               1,462,160
             (Cost $1,463,325)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 35.6%

             STATE AND MUNICIPAL OBLIGATIONS -- 34.2%
             ALABAMA -- 0.9%
    20,000   Jefferson County, Sewer, Ser. C-8.,
             Rev., FRDO, FGIC, 1.02%, 05/27/04                            20,000

             ARIZONA -- 1.1%
$   15,800   Arizona Educational Loan
             Marketing Corp., RAMS, Sub Ser. B,
             Rev., FRDO, 1.13%, 05/27/04 +                          $     15,800
     2,500   Arizona Health Facilities Authority,
             Banner Health Systems, Ser. B, Rev.,
             FRDO, AMBAC, 1.06%, 05/28/04 +                                2,500
     3,000   Arizona Student Loan Acquisition
             Authority, RAMS, Senior Ser. A-1, Rev.,
             FRDO, 1.06%, 06/03/04 +                                       3,000
     3,225   Scottsdale IDA, Hospital,
             Scottsdale Healthcare, Ser. A,
             Rev., FRDO, 1.05%, 05/28/04                                   3,225
             -------------------------------------------------------------------
                                                                          24,525
             -------------------------------------------------------------------

             ARKANSAS -- 0.1%
     2,000   Arkansas Student Loan Authority,
             Ser. A-1, Rev., FRDO, 1.04%, 05/24/04 +                       2,000

             CALIFORNIA -- 2.8%
    11,164   California State, Ser. 819-D, GO,
             FRDO, AMBAC, 1.17%, 05/06/04 +                               11,164
    14,900   California State, Ser. D-1, GO,
             FRDO, 1.95%, 02/10/05 +                                      14,882
     3,000   California State, Ser. D-4, GO,
             FRDO, 1.98%, 02/03/05                                         2,996
    15,800   California State, Ser. F8G, FLOATS,
             FRDO, Rev., 1.13%, 06/16/04 +                                15,800
    10,000   California Statewide Communities
             Development Authority, Ser. M, Rev.,
             FRDO, 1.17%, 05/05/04 +                                      10,000
     1,000   Chela Financial USA, Inc., California
             Student Loan, ACES, Senior Ser. C-4,
             Rev., FRDO, 1.10%, 05/11/04 +                                 1,000
     2,000   Long Beach, California, Health Facilities,
             Memorial Health Services, Rev., FRDO,
             1.08%, 05/05/04                                               2,000
     5,500   Student Education Loan Marketing
             Corp., Sub Ser. IV-C-1, Rev., FRDO,
             1.15%, 06/03/04                                               5,500
             -------------------------------------------------------------------
                                                                          63,342
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

             COLORADO -- 0.9%
$   10,000   Aurora, Colorado, Hospital, Children's
             Hospital Association Project, Ser. D,
             Rev., FRDO, FSA, 0.97%, 05/17/04 +                     $     10,000
       850   Colorado Housing & Finance Authority,
             Multi-Family Housing, Class 1-B1, Rev.,
             FRDO, 1.09%, 05/05/04 +                                         850
     1,750   Colorado Housing & Finance Authority,
             Multi-Family Insured Mortgage, Ser. AA,
             Rev., FRDO, MBIA, 1.09%, 05/05/04 +                           1,750
     1,300   Colorado Housing & Finance Authority,
             Ser. AA3, Class I, Rev., FRDO,
             1.09%, 05/05/04 +                                             1,300
     5,900   Colorado Student Obligation Bond
             Authority, Student Loan, Ser. VII-A1,
             Rev., FRDO, 1.01%, 06/03/04 +                                 5,900
             -------------------------------------------------------------------
                                                                          19,800
             -------------------------------------------------------------------

             CONNECTICUT -- 0.2%
     4,700   Connecticut State Health & Educational
             Facilities Authority, Wesleyan University,
             Ser. D, Rev., FRDO, 1.08%, 05/26/04 +                         4,700

             DISTRICT OF COLUMBIA -- 4.1%
     3,000   District of Columbia, George Washington
             University, Ser. C, Rev., FRDO,
             MBIA, 1.09%, 05/05/04                                         3,000
    33,650   District of Columbia, Georgetown
             University, Ser. C, Rev., FRDO,
             MBIA, 1.03%, 06/03/04                                        33,650
    15,000   District of Columbia, Ser. A-1, GO,
             FRDO, MBIA, 1.05%, 05/27/04                                  15,000
     3,075   District of Columbia, Ser. A-2, GO,
             FRDO, MBIA, 1.14%, 10/07/04                                   3,075
    22,500   District of Columbia, Ser. B, GO,
             FRDO, FSA, 1.09%, 05/05/04                                   22,500
    18,200   District of Columbia, Ser. B-2, GO,
             FRDO, MBIA, 1.05%, 05/25/04                                  18,200
             -------------------------------------------------------------------
                                                                          95,425
             -------------------------------------------------------------------

             FLORIDA -- 2.8%
    27,000   Dade County Water & Sewer Revenue
             Systems, Rev., FRDO, 1.07%, 05/05/04                         27,000
$   16,350   Florida Educational Loan
             Marketing Corp., RAMS, Ser. D-2,
             Rev., FRDO, 1.17%, 06/03/04                            $     16,350
    12,800   Miami-Dade County School Board,
             COP, Ser. B, FRDO, AMBAC,
             1.03%, 05/28/04                                              12,800
     6,875   Orlando & Orange County Expressway
             Authority, Ser. C-2, Rev., FRDO, FSA,
             1.08%, 05/06/04                                               6,875
             -------------------------------------------------------------------
                                                                          63,025
             -------------------------------------------------------------------

             GEORGIA -- 1.0%
     4,000   Fulton County Development Authority,
             Lovett School Project, Rev., FRDO,
             1.09%, 05/05/04                                               4,000
     5,000   Fulton County Development Authority,
             Piedmont Medical Center Project, Ser. B,
             Rev., FRDO, MBIA, 1.02%, 05/05/04                             5,000
     4,000   Gwinnett County Hospital Authority,
             Gwinnett Hospital Systems, Inc.
             Project, Anticipation Certificates, Rev.,
             RAN, FRDO, 1.09%, 05/05/04                                    4,000
     9,385   Municipal Electric Authority of Georgia,
             Project One, Ser. C, Rev., FRDO, FSA,
             1.06%, 05/05/04                                               9,385
             -------------------------------------------------------------------
                                                                          22,385
             -------------------------------------------------------------------

             ILLINOIS -- 2.1%
     7,000   Chicago Metropolitan Water
             Reclamation District, Ser. A, GO,
             FRDO, 1.08%, 05/05/04 +                                       7,000
    16,100   Chicago, Illinois Water Authority, Rev.,
             FRDO, 1.08%, 05/05/04 +                                      16,100
     4,300   Galesburg, Illinois, Knox College
             Project, Rev., FRDO, 1.20%, 05/06/04                          4,300
    19,150   Illinois Development Finance Authority,
             Provena Health, Ser. B, Rev., FRDO,
             MBIA, 0.97%, 05/05/04                                        19,150
     1,450   Illinois Health Facilities Authority,
             Rockford Memorial Hospital Group,
             Rev., FRDO, AMBAC,, 1.01%, 05/26/04                           1,450
             -------------------------------------------------------------------
                                                                          48,000
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

             INDIANA -- 1.0%
$   21,675   Indiana Health Facility Financing
             Authority, Acension Health, Ser. E,
             Rev., FRDO, 1.04%, 05/13/04                            $     21,675

             KANSAS -- 0.1%
     3,000   Burlington, Kansas, Environmental
             Improvement, Kansas City Power & Light
             Project, Ser. C, Rev., FRDO,
             2.25%, 09/01/04 +                                             2,999

             KENTUCKY -- 0.4%
    10,000   Kenton County Airport Board,
             Special Facilities, Airis Cincinnatti LLC,
             Ser. A, Rev., FRDO, 1.12%, 05/06/04                          10,000

             MARYLAND -- 1.8%
    35,450   Baltimore, Maryland, Public
             Improvement, Ser. A, GO, CONS,
             FRDO, FSA, 1.05%, 06/02/04 +                                 35,449
     5,212   Maryland State Health & Higher
             Educational Facilities Authority,
             Floater, Ser. 825, FRDO, AMBAC,
             1.05%, 05/06/04                                               5,199
             -------------------------------------------------------------------
                                                                          40,648
             -------------------------------------------------------------------

             MASSACHUSETTS -- 1.2%
    15,000   Massachusetts Health & Educational
             Facilities Authority, Northeastern
             University, Ser. N, Rev., FRDO, MBIA,
             1.05%, 05/27/04                                              15,000
     3,850   Massachusetts Health & Educational
             Facilities Authority, Tufts University,
             Ser. G, Rev., FRDO, 1.06%, 05/27/04                           3,850
     8,050   Massachusetts Housing Finance
             Agency, Ser. F, Rev., FRDO, FSA,
             1.08%, 05/05/04                                               8,050
             -------------------------------------------------------------------
                                                                          26,900
             -------------------------------------------------------------------

             MICHIGAN -- 0.7%
    13,205   University of Michigan, Rev., FRDO,
             1.07%, 05/06/04                                              13,205
$    2,950   Wayne State University, General
             Purpose, Rev., FRDO, AMBAC,
             1.05%, 05/27/04                                        $      2,950
             -------------------------------------------------------------------
                                                                          16,155
             -------------------------------------------------------------------

             MINNESOTA -- 0.2%
     4,950   Northern Municipal Power Agency,
             Minnesota Electric Systems, Ser. A-1,
             Rev., FRDO, MBIA, 1.00%, 05/14/04                             4,950

             MISSISSIPPI -- 0.4%
     9,400   Mississippi State, Nissan Project, Ser. C,
             GO, FRDO, FGIC, 1.00%, 05/26/04                               9,400

             MISSOURI -- 1.4%
    21,900   Missouri State Health & Educational
             Facilities Authority, Ascension Health,
             Ser. C-1, Rev., FRDO, 1.05%, 05/26/04                        21,900
    10,000   Missouri State Health & Educational
             Facilities Authority, Mercy Health
             Systems, Ser. B, Rev., FRDO, AMBAC,
             1.05%, 05/26/04                                              10,000
             -------------------------------------------------------------------
                                                                          31,900
             -------------------------------------------------------------------

             MONTANA -- 0.5%
    11,600   Montana Higher Education Student
             Assistance Corp., Student Loan, Senior
             Ser. A, Rev., FRDO, 1.05%, 05/28/04                          11,600

             MULTIPLE STATES -- 1.3%
    29,691   Puttable Floating Option Tax-Exempt
             Reciepts, FLOATS, Ser. PPT-34, FRDO,
             1.04%, 05/06/04 #                                            29,691

             NEW YORK -- 2.7%
    13,425   New York City IDA, Special Facilities,
             FLOATS, Ser. 921, Rev., FRDO,
             1.29%, 05/06/04                                              13,425
     4,795   New York City, New York, Sub Ser. A-8,
             GO, FRDO, AMBAC, 1.08%, 05/05/04                              4,795
    12,150   New York City, New York, Sub Ser. H-2,
             GO, FRDO, 1.09%, 05/05/04                                    12,150

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

             NEW YORK -- CONTINUED
$        1   New York State Environmental
             Facilities Corp., Clean Water & Drinking,
             FLOATS, Ser. 731, Rev., FRDO,
             1.12%, 05/06/04                                        $          1
    16,550   New York State Urban Development
             Corp., Correctional Facilities,
             Sub Ser. B-7, Rev., FRDO, AMBAC,
             1.00%, 05/04/04                                              16,550
     2,900   New York State Urban Development
             Corp., Correctional Facilities,
             Sub Ser. B-8, Rev., FRDO, AMBAC,
             0.98%, 05/11/04                                               2,900
    10,600   New York State Energy
             Research & Development Authority,
             Consolidated Edison Co., Subser. A-2,
             Rev., FRDO, AMBAC, 1.05%, 05/26/04                           10,600
             -------------------------------------------------------------------
                                                                          60,421
             -------------------------------------------------------------------

             NORTH CAROLINA -- 1.1%
     6,355   North Carolina Housing Finance Agency,
             Appalachian Student Housing, Ser. A,
             Rev., FRDO, 1.10%, 05/05/04                                   6,355
     2,000   Wake County Industrial Facilities &
             Pollution Control Financing
             Authority, Ser. E, Rev., FRDO, AMBAC,
             0.97%, 05/25/04                                               2,000
    17,475   Wake County Industrial Facilities &
             Pollution Control Financing
             Authority, Ser. G, Rev., FRDO, AMBAC,
             1.03%, 06/03/04                                              17,475
             -------------------------------------------------------------------
                                                                          25,830
             -------------------------------------------------------------------

             OHIO -- 1.0%
     8,000   Ohio State Air Quality Development
             Authority, Cincinnati Gas & Electric,
             Ser. A, Rev., FRDO, 1.25%, 05/05/04                           8,000
     2,460   Ohio State Air Quality Development
             Authority, Toledo, Ser. A, Rev., FRDO,
             2.20%, 10/01/04                                               2,458
    12,000   Ohio State, Infrastructure Improvement,
             Ser. B, GO, FRDO, 1.08%, 05/05/04                            12,000
             -------------------------------------------------------------------
                                                                          22,458
             -------------------------------------------------------------------

             OREGON -- 0.1%
$    1,700   Portland, Oregon, Sewer Systems,
             Second Lien, Ser. B-1, Rev., FRDO,
             MBIA, 1.00%, 06/03/04                                  $      1,700

             PENNSYLVANIA -- 1.3%
     2,000   ABN AMRO Munitops Certificate Trust,
             Ser. 1999-16, Class V, FRDO, MBIA,
             1.17%, 05/05/04 +                                             2,000
     1,605   Beaver County IDA, PCR, Ser. D, Rev.,
             FRDO, AMBAC, 0.95%, 05/12/04 +                                1,605
     5,000   Erie County Hospital Authority,
             FLOATS, Ser. 820, Rev., FRDO, MBIA,
             1.14%, 05/06/04                                               5,000
     1,500   Harrisburg Authority, Water, Ser. B,
             Rev., FRDO, FSA, 1.15%, 05/06/04                              1,500
    20,000   Pennsylvania Economic Development
             Financing Authority, Reliant Energy
             Seward LLC Project, Ser. B, Rev.,
             FRDO, 1.15%, 05/05/04                                        20,000
             -------------------------------------------------------------------
                                                                          30,105
             -------------------------------------------------------------------

             RHODE ISLAND -- 0.6%
     8,000   Rhode Island State & Providence
             Plantations, FLOATS, Ser. 720, GO,
             FRDO, FGIC, 1.14%, 05/06/04                                   8,000
     5,500   Rhode Island Student Loan Authority,
             ACES, Ser. 1, Rev., FRDO, AMBAC,
             1.05%, 05/26/04                                               5,500
             -------------------------------------------------------------------
                                                                          13,500
             -------------------------------------------------------------------

             SOUTH CAROLINA -- 0.9%
     6,000   Greenville Hospital Systems, Ser. C,
             Rev., FRDO, AMBAC, 1.05%, 05/28/04                            6,000
     9,600   South Carolina Jobs-Economic
             Development Authority, Hospital
             Facilities, Anderson Medical, Ser. A,
             Rev., FRDO, AMBAC, 1.04%, 05/06/04                            9,600
     4,500   South Carolina State Education
             Assistance Authority, Rev., FRDO,
             1.03%, 05/28/04                                               4,500
             -------------------------------------------------------------------
                                                                          20,100
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

            TENNESSEE -- 0.2%
$   5,150   Blount County Public Building
            Authority, Local Government Public
            Improvement, Ser. C-1-A, Rev., FRDO,
            1.10%, 06/03/04 +                                       $      5,150

            TEXAS -- 0.7%
    5,000   Brazos Higher Education Authority,
            ACES, Student Loan, Senior Lien,
            Ser. A-1, Rev., FRDO, 1.06%, 06/03/04 +                        5,000
    8,000   Houston, Texas, Hotel Occupancy,
            Convention & Entertainment, Ser. C-1,
            Rev., FRDO, AMBAC, 1.06%, 05/27/04                             8,000
    3,434   Texas State, Veterans Housing
            Assistance Fund I, GO, FRDO,
            1.07%, 05/05/04                                                3,434
            --------------------------------------------------------------------
                                                                          16,434
            --------------------------------------------------------------------

            VIRGINIA -- 0.3%
    5,925   Virginia Commonwealth Transportation
            Board, FLOATS, Ser. 727, Rev., FRDO,
            1.14%, 05/06/04                                                5,925

            WASHINGTON -- 0.0%^
      500   Washington State Public Power Supply
            System, Project No. 3, Electric, Ser. 3A,
            Rev., FRDO, MBIA, 1.08%, 05/05/04                                500

            WEST VIRGINIA -- 0.0%^
      700   West Virginia State Parkways Economic
            Development & Tourism Authority,
            Rev., FRDO, FGIC, 1.07%, 05/05/04                                700

            WYOMING -- 0.3%
    5,800   Wyoming Student Loan Corp., ACES,
            Ser. B, Rev., FRDO, 1.06%, 05/26/04                            5,800
            --------------------------------------------------------------------
            Total State and Municipal Obligations                        777,743
            (Cost $777,782)
            --------------------------------------------------------------------

            U.S. TREASURY SECURITY -- 0.1%
    2,095   U.S. Treasury Bill, 0.93%, 07/08/04 +
            (Cost $2,091)                                                  2,091

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
            MONEY MARKET FUND -- 1.3%
   29,224   JPMorgan Tax Free Money
            Market Fund (a)
            (Cost $29,224)                                          $     29,224
            --------------------------------------------------------------------
            Total Short-Term Investments                                 809,058
            (Cost $809,097)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                             $  2,271,218
            (COST $2,272,422)
            --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                        NOTIONAL            UNREALIZED
NUMBER OF                                                               VALUE AT          APPRECIATION
CONTRACTS   DESCRIPTION                           EXPIRATION DATE  4/30/04 (USD)  (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
1,148       Eurodollar                             December, 2004     $  280,686            $   (1,210)
            SHORT FUTURES OUTSTANDING
(327)       2 Year Treasury Notes                      June, 2004        (69,503)                  499
(997)       5 Year Treasury Notes                      June, 2004       (109,608)                1,996

SWAP CONTRACTS

                                                                      UNDERLYING            UNREALIZED
                                                                        NOTIONAL          APPRECIATION
DESCRIPTIONS                                       EXPIRATION DATE         VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Swap - price lock with Lehman Brothers Special
Financing on U.S. Treasury Note,
3.125%, 10/15/08, price less 98.66,
the Fund pays positive, receives negative                06/14/04     $   60,020            $      243
Swap - price lock with Lehman Brothers Special
Financing on U.S. Treasury Note,
2.25%, 04/30/06, price less 99.65,
the Fund pays positive, receives negative                06/29/04        286,750                   (51)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.4%

            COMMON STOCKS -- 98.4%

            ADVERTISING -- 0.6%
       28   Getty Images, Inc.*                                     $      1,545

            AEROSPACE -- 0.4%
       22   Lockheed Martin Corp.                                          1,049

            BIOTECHNOLOGY -- 2.8%
       42   Amgen, Inc.*                                                   2,369
       32   Biogen Idec, Inc.*                                             1,864
       24   Cephalon, Inc.*                                                1,377
       11   Genentech, Inc.*                                               1,388
            --------------------------------------------------------------------
                                                                           6,998
            --------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.5%
       57   Clear Channel Communications, Inc.                             2,353
       41   Univision Communications, Inc., Class A*                       1,391
            --------------------------------------------------------------------
                                                                           3,744
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 6.2%
       80   Accenture LTD (Bermuda), Class A*                              1,899
       83   Affiliated Computer Services, Inc., Class A*                   4,045
       43   Apollo Group, Inc., Class A*                                   3,862
       50   ChoicePoint, Inc.*                                             2,214
       39   Cintas Corp.                                                   1,731
       63   SunGard Data Systems, Inc.*                                    1,632
            --------------------------------------------------------------------
                                                                          15,383
            --------------------------------------------------------------------

            CHEMICALS -- 0.5%
       36   Praxair, Inc.                                                  1,316

            COMPUTER NETWORKS -- 4.2%
      440   Cisco Systems, Inc.*                                           9,178
       61   Juniper Networks, Inc.*                                        1,337
            --------------------------------------------------------------------
                                                                          10,515
            --------------------------------------------------------------------

            COMPUTER SOFTWARE -- 6.1%
       36   Fiserv, Inc.*                                                  1,327
       33   Mercury Interactive Corp.*                                     1,387
      341   Microsoft Corp.                                                8,866
       95   Red Hat, Inc.*                                                 2,157
       38   SAP AG (Germany), ADR                                          1,432
            --------------------------------------------------------------------
                                                                          15,169
            --------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 2.5%
      116   Dell, Inc.*                                             $      4,040
      197   EMC Corp.*                                                     2,202
            --------------------------------------------------------------------
                                                                           6,242
            --------------------------------------------------------------------

            CONSUMER PRODUCTS -- 3.3%
       40   Altria Group, Inc.                                             2,210
       57   Procter & Gamble Co.                                           6,027
            --------------------------------------------------------------------
                                                                           8,237
            --------------------------------------------------------------------

            CONSUMER SERVICES -- 0.8%
       58   Education Management Corp.*                                    2,067

            DIVERSIFIED -- 7.0%
      501   General Electric Co.                                          15,002
       91   Tyco International LTD (Bermuda)                               2,501
            --------------------------------------------------------------------
                                                                          17,503
            --------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.2%
       42   Symbol Technologies, Inc.                                        499

            ENTERTAINMENT/LEISURE -- 1.4%
       34   Carnival Corp.                                                 1,468
       56   International Game Technology                                  2,121
            --------------------------------------------------------------------
                                                                           3,589
            --------------------------------------------------------------------

            FINANCIAL SERVICES -- 4.9%
       76   Citigroup, Inc.                                                3,673
       58   Freddie Mac                                                    3,358
       15   Legg Mason, Inc.                                               1,418
       33   Morgan Stanley                                                 1,706
      188   The Charles Schwab Corp.                                       1,936
            --------------------------------------------------------------------
                                                                          12,091
            --------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 4.0%
       83   Sysco Corp.                                                    3,186
      133   The Coca-Cola Co.                                              6,716
            --------------------------------------------------------------------
                                                                           9,902
            --------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 7.7%
       52   Anthem, Inc.*                                                  4,606
       75   Guidant Corp.                                                  4,694
       39   HCA, Inc.                                                      1,585

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
       72   Laboratory Corp. of America Holdings*                   $      2,849
       52   Medtronic, Inc.                                                2,604
       66   Omnicare, Inc.                                                 2,717
            --------------------------------------------------------------------
                                                                          19,055
            --------------------------------------------------------------------

            INSURANCE -- 2.1%
       20   AMBAC Financial Group, Inc.                                    1,373
       22   American International Group, Inc.                             1,548
       36   Axis Capital Holdings LTD (Bermuda)                              992
       36   Willis Group Holdings LTD (United Kingdom)                     1,300
            --------------------------------------------------------------------
                                                                           5,213
            --------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.9%
       24   eBay, Inc.*                                                    1,884
       67   InterActiveCorp*                                               2,142
       64   Yahoo!, Inc.*                                                  3,239
            --------------------------------------------------------------------
                                                                           7,265
            --------------------------------------------------------------------

            MULTI-MEDIA -- 3.2%
       56   Comcast Corp., Special Class A*                                1,612
      280   Liberty Media Corp., Class A*                                  3,058
      137   The DIRECTV Group, Inc.*                                       2,449
       32   The Walt Disney Co.                                              725
            --------------------------------------------------------------------
                                                                           7,844
            --------------------------------------------------------------------

            OIL & GAS -- 1.7%
       30   Anadarko Petroleum Corp.                                       1,608
       44   ENSCO International, Inc.                                      1,215
       25   Schlumberger LTD                                               1,434
            --------------------------------------------------------------------
                                                                           4,257
            --------------------------------------------------------------------

            PHARMACEUTICALS -- 12.5%
       42   Abbott Laboratories                                            1,844
       43   Eli Lilly & Co.                                                3,138
       44   Forest Laboratories, Inc.*                                     2,856
      150   Johnson & Johnson                                              8,127
      372   Pfizer, Inc.                                                  13,307
       35   Sepracor, Inc.*                                                1,649
            --------------------------------------------------------------------
                                                                          30,921
            --------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 0.5%
       23   P.F. Chang's China Bistro, Inc.*                               1,143

            RETAILING -- 10.2%
       47   CDW Corp.                                               $      2,937
       44   Family Dollar Stores, Inc.                                     1,398
      162   Home Depot, Inc.                                               5,697
       89   MSC Industrial Direct Co., Class A                             2,556
       59   Ross Stores, Inc.                                              1,800
       74   Staples, Inc.                                                  1,914
       85   Target Corp.                                                   3,699
       96   Wal-Mart Stores, Inc.                                          5,444
            --------------------------------------------------------------------
                                                                          25,445
            --------------------------------------------------------------------

            SEMI-CONDUCTORS -- 7.7%
      123   Altera Corp.*                                                  2,459
       65   Analog Devices, Inc.                                           2,752
      164   Applied Materials, Inc.*                                       2,990
      361   Intel Corp.                                                    9,284
       45   Linear Technology Corp.                                        1,610
            --------------------------------------------------------------------
                                                                          19,095
            --------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.3%
       11   United Parcel Service, Inc., Class B                             744

            STEEL -- 0.4%
       36   United States Steel Corp.                                      1,031

            TELECOMMUNICATIONS -- 1.7%
      139   Crown Castle International Corp.*                              1,938
       95   Nextel Communications, Inc., Class A*                          2,266
            --------------------------------------------------------------------
                                                                           4,204
            --------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.1%
      117   Corning, Inc.*                                                 1,287
       76   Motorola, Inc.                                                 1,380
            --------------------------------------------------------------------
                                                                           2,667
            --------------------------------------------------------------------
            Total Common Stocks                                          244,733
            (Cost $230,568)
            --------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.6%

            MONEY MARKET FUND -- 1.6%
    3,882   JPMorgan Prime Money Market Fund (a)                           3,882
            (Cost $3,882)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                             $    248,615
            (COST $234,450)
            --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.0%

            COMMON STOCKS -- 98.0%

            AEROSPACE -- 2.0%
      247   Raytheon Co.                                            $      7,965

            APPAREL -- 1.7%
      182   Jones Apparel Group, Inc.                                      6,643

            AUTOMOTIVE -- 1.9%
      138   Johnson Controls, Inc.                                         7,571

            BANKING -- 8.9%
      159   Bank of America Corp.                                         12,797
      106   North Fork Bancorporation, Inc.                                3,935
      199   The Bank of New York Co., Inc.                                 5,799
      183   U.S. Bancorp                                                   4,695
      141   Wells Fargo & Co.                                              7,972
            --------------------------------------------------------------------
                                                                          35,198
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 2.1%
      357   Accenture LTD (Bermuda), Class A*                              8,493

            CHEMICALS -- 2.3%
      247   Praxair, Inc.                                                  9,028

            COMPUTERS/COMPUTER HARDWARE -- 2.7%
      213   Hewlett-Packard Co.                                            4,186
       73   International Business Machines Corp.                          6,399
            --------------------------------------------------------------------
                                                                          10,585
            --------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.9%
       73   American Standard Companies, Inc.*                             7,626

            CONSUMER PRODUCTS -- 2.6%
      146   Altria Group, Inc.                                             8,075
       36   Black & Decker Corp.                                           2,077
            --------------------------------------------------------------------
                                                                          10,152
            --------------------------------------------------------------------

            DIVERSIFIED -- 4.0%
      220   General Electric Co.                                           6,589
      333   Tyco International LTD (Bermuda)                               9,128
            --------------------------------------------------------------------
                                                                          15,717
            --------------------------------------------------------------------

            FINANCIAL SERVICES -- 15.4%
      256   CIT Group, Inc.                                         $      8,788
      413   Citigroup, Inc.                                               19,869
       57   Fannie Mae                                                     3,924
       68   Freddie Mac                                                    3,995
      107   Goldman Sachs Group, Inc.                                     10,354
      264   Janus Capital Group, Inc.                                      4,013
      120   Merrill Lynch & Co., Inc.                                      6,481
      100   Washington Mutual, Inc.                                        3,943
            --------------------------------------------------------------------
                                                                          61,367
            --------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.5%
      181   Kraft Foods, Inc., Class A                                     5,970

            HEALTH CARE/HEALTH CARE SERVICES -- 0.5%
       49   HCA, Inc.                                                      1,991

            INSURANCE -- 8.1%
      144   AMBAC Financial Group, Inc.                                    9,921
      187   RenaissanceRe Holdings LTD (Bermuda)                           9,827
      113   Torchmark Corp.                                                5,881
      183   Willis Group Holdings LTD (United Kingdom)                     6,645
            --------------------------------------------------------------------
                                                                          32,274
            --------------------------------------------------------------------

            MANUFACTURING -- 2.2%
      139   Honeywell International, Inc.                                  4,792
      179   Timken Co.                                                     3,938
            --------------------------------------------------------------------
                                                                           8,730
            --------------------------------------------------------------------

            METALS/MINING -- 2.1%
      275   Alcoa, Inc.                                                    8,441

            MULTI-MEDIA -- 4.7%
      141   Comcast Corp., Special Class A*                                4,099
      104   Gannett Co., Inc.                                              9,024
      514   Liberty Media Corp., Class A*                                  5,623
            --------------------------------------------------------------------
                                                                          18,746
            --------------------------------------------------------------------

            OIL & GAS -- 13.0%
      111   Baker Hughes, Inc.                                             4,064
       80   ChevronTexaco Corp.                                            7,328

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            OIL & GAS -- CONTINUED
      216   ConocoPhillips                                          $     15,415
       47   Cooper Cameron Corp.*                                          2,272
       63   Devon Energy Corp.                                             3,856
      328   Exxon Mobil Corp.                                             13,974
      189   GlobalSantaFe Corp.                                            4,979
            --------------------------------------------------------------------
                                                                          51,888
            --------------------------------------------------------------------

            PACKAGING -- 2.0%
      462   Smurfit-Stone Container Corp.*                                 7,947

            PHARMACEUTICALS -- 2.7%
      117   Johnson & Johnson                                              6,300
      113   Wyeth                                                          4,312
            --------------------------------------------------------------------
                                                                          10,612
            --------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.0%
      144   Archstone-Smith Trust                                          3,955

            RESTAURANTS/FOOD SERVICES -- 1.7%
      245   McDonald's Corp.                                               6,680

            RETAILING -- 4.7%
      180   CVS Corp.                                                      6,938
      229   Safeway, Inc.*                                                 5,256
      264   The TJX Companies, Inc.                                        6,479
            --------------------------------------------------------------------
                                                                          18,673
            --------------------------------------------------------------------

            TELECOMMUNICATIONS -- 4.6%
      259   SBC Communications, Inc.                                       6,441
      308   Verizon Communications, Inc.                                  11,640
            --------------------------------------------------------------------
                                                                          18,081
            --------------------------------------------------------------------

            UTILITIES -- 3.7%
       72   Entergy Corp.                                                  3,931
       62   FPL Group, Inc.                                                3,944
      163   PPL Corp.                                                      6,985
            --------------------------------------------------------------------
                                                                          14,860
            --------------------------------------------------------------------
            Total Common Stocks                                          389,193
            (Cost $369,199)
            --------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.0%

            MONEY MARKET FUND -- 2.0%
    7,838   JPMorgan Prime Money Market Fund (a)                    $      7,838
            (Cost $7,838)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                             $    397,031
            (COST $377,037)
            --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.4%

            PREFERRED STOCK -- 0.5%
        3   Pinto Totta International Finance
            7.77%, FRN #                                            $      3,832
            (Cost $3,903)

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------
            U.S. TREASURY SECURITIES -- 0.0% ^
$     200   U.S. Treasury Notes & Bonds,
            2.00%, 08/31/05 @ +                                              200
            (Cost $201)

            STATE AND MUNICIPAL OBLIGATIONS -- 83.4%
            ALABAMA -- 0.3%
    1,000   Alabama State Docks Department,
            Dock Facilities, Rev., MBIA,
            6.00%, 10/01/06 +                                              1,095
    1,000   Alabama State Public School & Colleges
            Authority, Capital Improvement,
            Ser. D, Rev., 5.25%, 08/01/06 +                                1,072
            --------------------------------------------------------------------
                                                                           2,167
            --------------------------------------------------------------------

            ARIZONA -- 3.3%
    1,500   Maricopa County Pollution Control Corp.,
            PCR, Southern California Edison Co.,
            Ser. A, Rev., Adj., 2.90%, 06/01/35                            1,468
    1,000   Maricopa County School
            District No. 6-Washington Elementary,
            Ser. B, GO, 7.10%, 07/01/06                                    1,105
    7,300   Maricopa County Unified School
            District No. 97-Deer Valley, GO, FGIC,
            5.00%, 07/01/10                                                7,956
    2,000   Northern Arizona University, Rev., FGIC,
            4.00%, 06/01/06                                                2,085
    2,900   Peoria Municipal Development
            Authority, Inc., Rev., AMBAC,
            5.00%, 07/01/06                                                3,091
    6,165   Salt River Project Agricultural
            Improvement & Power District, Electric
            Systems, Ser. D, Rev., 5.00%, 01/01/09                         6,703
    1,795   Tempe, Arizona, GO, 5.00%, 07/01/08                            1,951
            --------------------------------------------------------------------
                                                                          24,359
            --------------------------------------------------------------------

            CALIFORNIA -- 3.1%
$   5,000   California Pollution Control Financing
            Authority, Ser. D, Rev., Adj.,
            2.00%, 02/28/08                                         $      4,947
    7,000   California State Department of Water
            Resources, Power Supply, Ser. A, Rev.,
            MBIA, 5.25%, 05/01/10 +                                        7,704
    1,000   California State, GO,
            7.00%, 08/01/07 +                                              1,128
    3,500   California Statewide Communities
            Development Authority, Kaiser
            Permanente, Ser. F, Rev., Adj.,
            2.30%, 04/01/33 +                                              3,449
    1,000   Central Valley School District Financing
            Authority, Ser. A, Rev., MBIA,
            6.20%, 02/01/10 +                                              1,147
    3,500   Sacramento County Sanitation District,
            Ser. A, Rev., 5.88%, 12/01/27                                  3,751
    1,000   Santa Clara County Financing Authority,
            Measure B Transportation Improvement
            Program, Rev., 4.00%, 08/01/05                                 1,032
            --------------------------------------------------------------------
                                                                          23,158
            --------------------------------------------------------------------

            COLORADO -- 2.5%
   10,000   Colorado Department of Transportation,
            RAN, AMBAC, 5.75%, 06/15/07 +                                 11,024
    1,540   Colorado Department of Transportation,
            Ser. A, TRAN, Rev., 5.00%, 06/15/06 +                          1,639
    2,000   E-470 Public Highway Authority,
            Senior Ser. C, Rev., MBIA,
            6.00%, 09/01/06 +                                              2,185
    4,040   Regional Transportation District,
            Transit Vehicles, COP, Ser. A, Adj.,
            AMBAC, 2.30%, 12/01/22                                         3,984
            --------------------------------------------------------------------
                                                                          18,832
            --------------------------------------------------------------------

            CONNECTICUT -- 0.7%
    2,000   Connecticut Resource Recovery
            Authority, American Ref-Fuel Co., Ser. A,
            Rev., MBIA, 5.50%, 11/15/05 +                                  2,110
    3,500   Connecticut State Development
            Authority, PCR, Ser. A, Rev., Adj.,
            AMBAC, 3.35%, 05/01/31 +                                       3,464
            --------------------------------------------------------------------
                                                                           5,574
            --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            DISTRICT OF COLUMBIA -- 0.3%
$   2,000   Washington Metropolitan Area Transit
            Authority, Rev., FGIC, 6.00%, 07/01/07                  $      2,219

            FLORIDA -- 1.0%
    4,145   Dade County School District, GO,
            AMBAC, 5.20%, 07/15/06 +                                       4,443
    1,000   Escambia County Health Facilities
            Authority, Ascension Health Credit,
            Ser. A, Rev., 5.00%, 11/15/06 +                                1,069
    1,855   Escambia County Health Facilities
            Authority, Ascension Health Credit,
            Ser. A-1, Rev., (p), AMBAC,
            5.75%, 11/15/09 +                                              2,110
            --------------------------------------------------------------------
                                                                           7,622
            --------------------------------------------------------------------

            GEORGIA -- 0.2%
    1,680   Fulco Hospital Authority, Health Systems,
            Catholic Health East, Ser. A, Rev., RAC,
            MBIA, 5.50%, 11/15/08 +                                        1,869

            HAWAII -- 1.0%
    4,570   Hawaii State, Ser. CV, GO, FGIC,
            5.50%, 08/01/10 +                                              5,105
    1,850   Honolulu City & County, Ser. A, GO,
            FGIC, 7.35%, 07/01/06 +                                        2,059
            --------------------------------------------------------------------
                                                                           7,164
            --------------------------------------------------------------------

            ILLINOIS -- 8.8%
    2,500   Chicago Metropolitan Water
            Reclamation District-Greater Chicago,
            GO, 5.85%, 12/01/05 +                                          2,661
    5,500   Chicago School Finance Authority,
            Ser. A, GO, FGIC, 5.30%, 06/01/07 +                            5,975
   10,020   Chicago School Finance Authority,
            Ser. C, GO, FSA, 5.50%, 06/01/07 +                            10,944
    3,860   Cook County, Ser. B, GO, MBIA,
            5.00%, 11/15/09 +                                              4,213
    3,750   Du Page Water Commission, Rev.,
            5.00%, 05/01/06 +                                              3,977
    1,015   Grundy County School District No. 54
            Morris, Ser. A, GO, AMBAC,
            5.50%, 12/01/08 +                                              1,130
$   4,000   Illinois Development Finance Authority,
            PCR, Gas Supply, Peoples Gas Light &
            Coke, Ser. B, Rev., Adj., AMBAC,
            3.05%, 02/01/33 +                                       $      4,003
    2,500   Illinois Development Finance Authority,
            PCR, Illinois Power Company Project,
            Ser. A, Rev., (p), 7.38%, 07/01/06 +                           2,830
    1,350   Illinois Health Facilities Authority,
            University of Chicago Hospital System,
            Rev., MBIA, 5.00%, 08/15/07 +                                  1,455
    5,000   Illinois State, 1st Ser., GO,
            5.00%, 08/01/07 +                                              5,398
    5,500   Illinois State, GO, FGIC,
            5.13%, 12/01/10 +                                              5,866
    1,400   Illinois State, Sales Tax, Rev.,
            4.00%, 06/15/06 +                                              1,461
    2,750   Illinois State, Ser. A, GO,
            5.00%, 10/01/10 +                                              2,990
    9,000   Northern Illinois University, Auxiliary
            Facilities Systems, Rev., (p), FGIC,
            5.75%, 04/01/07                                                9,892
    3,060   University Of Illinois, Utility
            Infrastructure Projects, COP, AMBAC,
            5.00%, 08/15/11                                                3,320
            --------------------------------------------------------------------
                                                                          66,115
            --------------------------------------------------------------------

            INDIANA -- 1.8%
    3,500   Indiana Transportation Finance
            Authority, Airport Facilities Lease,
            Ser. A, Rev., AMBAC, 6.00%, 11/01/06 +                         3,837
    7,315   Indianapolis, Indiana, Gas Utility,
            Distribution Systems, Ser. A, Rev.,
            AMBAC, 5.75%, 08/15/08                                         8,173
    1,010   St. Joseph County Hospital Authority,
            Health System, Ser. A, Rev., MBIA,
            5.50%, 08/15/08                                                1,110
            --------------------------------------------------------------------
                                                                          13,120
            --------------------------------------------------------------------

            IOWA -- 0.3%
    1,895   Iowa Finance Authority, Hospital Facility,
            Health System, Ser. A, Rev., MBIA,
            5.25%, 07/01/07                                                2,034

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            KENTUCKY -- 0.1%
$     825   Owensboro, Kentucky, Electric Light &
            Power, Rev., (p), 6.85%, 01/01/08                       $        908

            LOUISIANA -- 0.7%
    5,000   Louisiana State, Ser. 2003A, GO, FGIC,
            5.25%, 05/01/07                                                5,422

            MARYLAND -- 5.1%
    5,000   Maryland State Department of
            Transportation County Transportation,
            Rev., 5.00%, 11/01/09                                          5,475
    2,000   Maryland State Health & Higher
            Educational Facilities Authority, Johns
            Hopkins Hospital, Ser. A, Rev.,
            4.50%, 08/01/05                                                2,071
   11,525   Maryland State, State and Local
            Facilities, Second Series, GO,
            5.00%, 08/01/07                                               12,513
    4,000   Northeast Waste Disposal Authority,
            Solid Waste, Montgomery County
            Resource Recovery Project, Ser. A, Rev.,
            6.00%, 07/01/07                                                4,335
   12,440   University System of Maryland,
            Auxiliary Facilities & Tuition, Ser. A,
            Rev., 5.00%, 04/01/08                                         13,494
            --------------------------------------------------------------------
                                                                          37,888
            --------------------------------------------------------------------

            MASSACHUSETTS -- 4.9%
    2,000   Boston, Massachusetts, Ser. A, GO,
            5.00%, 01/01/10 +                                              2,180
    1,400   Holyoke, Massachusetts, Ser. B, GO,
            FSA, 6.00%, 06/15/06 +                                         1,518
    5,000   Massachusetts Development Finance
            Agency, Higher Education, Smith College
            Issue, Rev., (p), 5.75%, 07/01/10                              5,736
    5,000   Massachusetts State, CONS, Ser. B,
            GO, (p), 6.00%, 06/01/10                                       5,740
    1,000   Massachusetts State, CONS, Ser. D,
            GO, 5.25%, 08/01/07                                            1,082
    3,365   Massachusetts State, CONS, Ser. D,
            GO, (p), 5.25%, 11/01/06                                       3,666
$  12,000   Massachusetts State, Ser. A, GO,
            5.38%, 08/01/08                                         $     13,141
    3,000   Massachusetts State, Ser. A, GO,
            6.00%, 11/01/06                                                3,278
            --------------------------------------------------------------------
                                                                          36,341
            --------------------------------------------------------------------

            MICHIGAN -- 2.3%
    1,605   Detroit, Michigan, Sewer Disposal,
            Ser. A, Rev., MBIA, (p),
            5.00%, 07/01/05 +                                              1,674
    1,050   L'Anse Creuse Public Schools, School
            Buildings & Site, GO, 5.50%, 05/01/08                          1,159
    1,000   Michigan Higher Education Student
            Loan Authority, Student Loan, Ser. XVII-I,
            Rev., AMBAC, 3.30%, 03/01/09                                     996
    4,005   Michigan Municipal Bond Authority,
            Local Government Loan Program,
            Ser. C, Rev., 5.00%, 05/01/11                                  4,364
    1,000   Michigan State Hospital Finance
            Authority, Ascension Health Credit,
            Ser. A, Rev., (p), MBIA, 5.75%, 11/15/09                       1,143
    1,000   Michigan State Hospital Finance
            Authority, Ascension Health Credit,
            Ser. B, Rev., Adj., 5.20%, 11/15/33                            1,053
    3,000   Michigan State Hospital Finance
            Authority, Ascension Health Credit,
            Ser. B, Rev., Adj., 5.38%, 11/15/33                            3,285
    1,000   Michigan State, GO, 5.25%, 12/01/10                            1,109
    1,000   Michigan Strategic Fund, Dow Chemical
            Project, Rev., Adj., 4.60%, 06/01/14                           1,052
    1,400   Romulus Township Community Schools,
            GO, (p), FGIC, 5.75%, 05/01/09                                 1,582
            --------------------------------------------------------------------
                                                                          17,417
            --------------------------------------------------------------------

            MINNESOTA -- 0.9%
    1,000   Minnesota Housing Finance Agency,
            Residential Housing, Ser. K-1, Rev.,
            2.25%, 07/01/17                                                  985
    5,000   Minnesota State, GO, 5.00%, 08/01/10                           5,484
            --------------------------------------------------------------------
                                                                           6,469
            --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            MISSISSIPPI -- 0.3%
$   2,300   Mississippi Business Finance Corp.,
            Solid Waste Disposal, Waste
            Management, Inc. Project, Rev., Adj.,
            2.30%, 03/01/27                                         $      2,262

            NEBRASKA -- 0.1%
      850   Omaha Public Power District, Nebraska
            Electric, Omaha Public Power System,
            Ser. B, Rev., 4.50%, 02/01/09                                    903

            NEVADA -- 1.3%
    5,000   Clark County School District, Building,
            Ser. C, GO, MBIA, 5.00%, 06/15/10 +                            5,458
    3,795   University Of Nevada, Community
            College System, Ser. A, Rev., FSA,
            5.00%, 07/01/07                                                4,098
            --------------------------------------------------------------------
                                                                           9,556
            --------------------------------------------------------------------

            NEW JERSEY -- 6.4%
    1,280   Essex County, Ser. A-1, GO, FGIC,
            6.00%, 11/15/05 +                                              1,367
    5,000   Garden State Preservation Trust, Ser. A,
            Rev., FSA, 5.50%, 11/01/13 +                                   5,606
    2,595   New Jersey Building Authority, Rev.,
            5.50%, 06/15/06 @                                              2,788
   12,150   New Jersey Economic Development
            Authority, School Facilities Construction,
            Ser. G, Rev., 5.00%, 09/01/09                                 13,222
    2,000   New Jersey State Transit Corp., Ser. B,
            Rev., GAN, AMBAC, 5.50%, 02/01/06                              2,125
   11,575   New Jersey State, Ser. J, GO,
            5.00%, 07/15/08                                               12,571
    2,000   New Jersey Transportation Trust Fund
            Authority, Transportation Systems,
            Ser. C, Rev., 5.38%, 12/15/07                                  2,189
    2,910   Perth Amboy, New Jersey, General
            Improvement, GO, FSA, 5.00%, 09/01/06                          3,111
    1,530   Perth Amboy, New Jersey, General
            Improvement, GO, FSA, 5.10%, 09/01/07                          1,662
    3,165   Perth Amboy, New Jersey, General
            Improvement, GO, FSA, 5.20%, 09/01/08                          3,474
            --------------------------------------------------------------------
                                                                          48,115
            --------------------------------------------------------------------

            NEW MEXICO -- 0.1%
$   1,000   New Mexico State Highway Commission,
            Sub Lien, Ser. B, Rev., 5.00%, 06/15/06                 $      1,064

            NEW YORK -- 12.4%
    9,000   Long Island Power Authority, Electric
            Systems, Rev., MBIA, 5.00%, 04/01/08                           9,741
    1,400   Long Island Power Authority, Electric
            Systems, Ser. 8, Sub Ser. 8-F, Rev.,
            Adj., MBIA, 5.00%, 04/01/11                                    1,478
    1,280   Long Island Power Authority, Electric
            Systems, Ser. B, Rev., 5.00%, 06/01/05                         1,323
    3,500   Long Island Power Authority, Electric
            Systems, Ser. B, Rev., 5.00%, 06/01/06                         3,685
    2,500   Municipal Assistance Corp. for the
            City of New York, Ser. G, Rev.,
            6.00%, 07/01/06                                                2,716
    1,300   Municipal Assistance Corp. for the
            City of New York, Ser. O, Rev.,
            5.25%, 07/01/08                                                1,426
    1,350   Nassau County Interim Finance
            Authority, Sales Tax Secured, Ser. A,
            Rev., AMBAC, 4.00%, 11/15/08                                   1,414
      700   Nassau County Interim Finance
            Authority, Sales Tax Secured, Ser. A,
            Rev., AMBAC, 5.00%, 11/15/09                                     764
    2,000   New York City Health & Hospital Corp.,
            Health Systems, Ser. A, Rev., AMBAC,
            5.00%, 02/15/09                                                2,160
    5,000   New York City Municipal Water Finance
            Authority, Water & Sewer System,
            Ser. B, Rev., MBIA, 5.80%, 06/15/29                            5,512
    2,615   New York City Transitional Finance
            Authority, Future Tax Secured, Ser. A,
            Rev., 5.00%, 08/01/07                                          2,826
      800   New York City, New York, Ser. B, GO,
            5.10%, 08/01/08                                                  853
    5,000   New York City, New York, Ser. D, GO,
            MBIA, 6.20%, 02/01/07                                          5,501
    1,400   New York City, New York, Ser. F, GO,
            5.70%, 08/01/06                                                1,504
    3,000   New York City, New York, Ser. G, GO,
            5.00%, 08/01/07                                                3,206
    5,000   New York City, New York, Ser. G, GO,
            MBIA, 5.00%, 08/01/10                                          5,403

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            NEW YORK -- CONTINUED
$   1,800   New York Convention Center Operating
            Corp., Yale Building Acquisition Project,
            COP, 5.25%, 06/01/08                                    $      1,862
    1,000   New York State Dormitory Authority,
            City University System, Ser. E, Rev,
            5.75%, 07/01/06                                                1,075
    2,530   New York State Dormitory Authority,
            Department of Health, Ser. 2, Rev.,
            5.00%, 07/01/09                                                2,715
    2,940   New York State Dormitory Authority,
            Department of Health, Ser. 2, Rev.,
            5.00%, 07/01/10                                                3,150
    8,505   New York State Dormitory Authority,
            Fourth Generation, City University
            System, Ser. A, Rev., CONS,
            5.00%, 07/01/06                                                9,009
    1,310   New York State Dormitory Authority,
            State Department of Health, Rev.,
            5.25%, 07/01/08                                                1,427
    6,000   New York State Thruway Authority,
            Service Contract, Local Highway &
            Bridge, Ser. A, Rev., 5.00%, 03/15/09                          6,472
   15,535   New York State Urban Development
            Corp., Correctional & Youth Facilities
            Services, Ser. A, Rev., 5.25%, 01/01/21                       16,805
    1,835   Triborough Bridge & Tunnel Authority,
            General Purpose, Ser. SR, Rev., (p),
            5.00%, 01/01/07                                                1,920
            --------------------------------------------------------------------
                                                                          93,947
            --------------------------------------------------------------------

            NORTH CAROLINA -- 0.8%
    2,500   Guilford County, GO, 4.00%, 10/01/22 +                         2,629
      500   North Carolina Municipal Power
            Agency No. 1, Catawba, Taxable,
            Ser. B, Rev., 3.26%, 01/01/05                                    503
    2,500   North Carolina State, Public
            Improvement, Ser. A, GO, (p),
            5.10%, 09/01/10,                                               2,812
            --------------------------------------------------------------------
                                                                           5,944
            --------------------------------------------------------------------

            OHIO -- 3.6%
$   5,000   Columbus, Ohio, GO,
            5.00%, 01/01/07 +                                       $      5,347
    2,000   Columbus, Ohio, GO,
            5.25%, 01/01/08 +                                              2,184
    2,035   Columbus, Ohio, Water System,
            Rev., 5.00%, 11/01/05 +                                        2,138
    3,500   Gateway Economic Development
            Corporation, Greater Cleveland Excise
            Tax, Senior Lien, FSA,
            5.13%, 09/01/05 +                                              3,656
    2,500   Ohio State Air Quality Development
            Authority, Ohio Edison Project, Ser. A,
            Rev., Adj., AMBAC, 3.25%, 02/01/15                             2,515
      500   Ohio State Air Quality Development
            Authority, Pollution Control,
            Ohio Edison Project, Ser. C, Rev., Adj.,
            5.80%, 06/01/16                                                  509
    2,500   Ohio State Water Development
            Authority, PCR, Rev., 4.00%, 12/01/06                          2,627
    2,600   Ohio State, Common School Capital
            Facilities, Ser. A, GO, 5.75%, 06/15/06                        2,810
    5,000   Ohio State, Highway Capital
            Improvements, Ser. F, GO,
            5.25%, 05/01/09                                                5,511
            --------------------------------------------------------------------
                                                                          27,297
            --------------------------------------------------------------------

              OREGON -- 1.2%
    7,960   Oregon State Department of
            Administrative Services, Rev., FSA,
            5.00%, 09/01/08                                                8,672

            PENNSYLVANIA -- 1.5%
    2,000   Beaver County IDA, PCR, Ohio Edison Co.
            Project, Ser. A, Rev., Adj.,
            4.65%, 06/01/04                                                2,003
    2,980   Pennsylvania State, 2nd Ser., GO,
            5.00%, 10/01/06                                                3,193
    2,000   Philadelphia, Pennsylvania, Water &
            Wastewater Systems, Ser. 1999, Rev.,
            AMBAC, 5.00%, 12/15/05                                         2,106

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PENNSYLVANIA -- CONTINUED
$   1,000   Pittsburgh, Pennsylvania,
            Ser. 2002-2004, 2006, 2008 & 2009,
            GO, AMBAC, 5.00%, 09/01/06                              $      1,063
    2,540   Pittsburgh, Pennsylvania, Ser. A, GO,
            MBIA, 6.00%, 03/01/06                                          2,729
            --------------------------------------------------------------------
                                                                          11,094
            --------------------------------------------------------------------

            PUERTO RICO -- 1.9%
    5,000   Puerto Rico Commonwealth, Ser. C,
            Adj., GO, MBIA, 5.00%, 07/01/28                                5,433
    5,000   Puerto Rico Commonwealth, Ser.A,
            GO, FSA, 5.00%, 07/01/31                                       5,433
    3,000   Puerto Rico Highway & Transportation
            Authority, Ser. AA, Rev.,
            5.00%, 07/01/07                                                3,223
            --------------------------------------------------------------------
                                                                          14,089
            --------------------------------------------------------------------

            SOUTH CAROLINA -- 0.6%
    2,000   South Carolina State, Capital
            Improvement, Ser. A, GO,
            5.00%, 01/01/09                                                2,182
    2,000   South Carolina Transportation
            Infrastructure Bank, Ser. A, Rev., MBIA,
            5.00%, 10/01/10                                                2,177
            --------------------------------------------------------------------
                                                                           4,359
            --------------------------------------------------------------------

            TEXAS -- 7.0%
    1,065   Bexar County Health Facilities
            Development Corp., Baptist Memorial
            Hospital System Project, Rev.,
            MBIA, (p), 6.63%, 08/15/04 +                                   1,103
    2,000   Brazos River Authority, PCR, Utilities
            Electric Co., Ser. B, Rev., Adj.,
            5.05%, 06/01/30 +                                              2,083
    2,500   Brazos River Harbor Navigation District,
            Brazoria County Environmental,
            Dow Chemical Co. Project, Ser. A-3,
            Rev., Adj., 4.95%, 05/15/33 +                                  2,654
    2,265   Harris County, Criminal Justice Center,
            GO, 4.00%, 10/01/09 +                                          2,357
    7,640   Harris County, Criminal Justice Center,
            GO, (p), FGIC, 5.63%, 10/01/06 +                               8,306
$   3,985   Harris County, Roads, Ser. A, GO,
            4.50%, 10/01/09 +                                       $      4,245
    2,990   Houston, Texas, Hotel Occupancy Tax,
            Convention & Entertainment, Ser. A,
            Rev., AMBAC, 5.00%, 09/01/06 +                                 3,187
    3,485   Lower Colorado River Authority,
            Refinancing & Improvement, Ser. A,
            Rev., MBIA, 5.00%, 05/15/09                                    3,787
    2,790   Lower Colorado River Authority,
            Transmission Contract, Rev., FSA,
            5.00%, 05/15/07                                                3,000
    2,475   Matagorda County Navigation District
            No 1, PCR, Central Power & Light Co.,
            Ser. A, Rev., Adj, 4.55%, 11/01/29                             2,558
    6,250   North Texas Tollway Authority,
            Dallas North Tollway Systems,
            Ser. C, Rev., Adj., FGIC, 5.00%, 01/01/18                      6,750
    2,855   Nueces County, GO, AMBAC,
            5.00%, 02/15/09 +                                              3,096
    2,500   Texas State, Ser. A, GO,
            6.00%, 10/01/05                                                2,655
    3,000   Travis County Health Facilities
            Development Corp., Ascension Health
            Credit, Ser. A, Rev., MBIA,
            5.75%, 11/15/07                                                3,278
    3,025   University of Houston, CONS,
            Ser. B, Rev., FSA, 5.00%, 02/15/06                             3,186
            --------------------------------------------------------------------
                                                                          52,245
            --------------------------------------------------------------------

            UTAH -- 1.2%
    8,000   Intermountain Power Agency,
            Utah Power Supply, Rev., AMBAC,
            5.00%, 07/01/08                                                8,672

            VERMONT -- 0.7%
    4,500   Vermont State, Ser. A, GO,
            5.00%, 02/01/11                                                4,893

            VIRGINIA -- 1.8%
    2,000   Big Stone Gap Redevelopment &
            Housing Authority, Correctional
            Facilities Lease, Rev.,
            5.00%, 09/01/07 +                                              2,164

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            VIRGINIA -- CONTINUED
$   2,000   Louisa IDA, Solid Waste & Sewer
            Disposal, Electric & Power Co. Project,
            Ser. A, Rev., Adj., 2.30%, 03/01/31                     $      2,000
      800   Norfolk, Virginia, GO, MBIA,
            5.00%, 06/01/09                                                  874
    2,610   Peninsula Ports Authority, Dominion
            Terminal Association Project,
            Rev., Adj., 3.30%, 10/01/33                                    2,607
    5,000   Richmond, Virginia, Ser. B, GO, FSA,
            5.00%, 07/15/10                                                5,463
            --------------------------------------------------------------------
                                                                          13,108
            --------------------------------------------------------------------

            WASHINGTON -- 4.7%
    5,000   Clark County Public Utility District No. 1,
            Generating Systems, Rev., FGIC, (p),
            6.00%, 01/01/07 +                                              5,472
    1,070   Conservation & Renewable Energy
            System, Conservation Project, Rev.,
            5.00%, 10/01/06 +                                              1,143
    1,175   Conservation & Renewable Energy
            System, Conservation Project, Rev.,
            5.00%, 10/01/07 +                                              1,268
    2,200   Lewis County Public Utility District No. 1,
            Cowlitz Falls Hydroelectric Facilities,
            Rev., 5.00%, 10/01/06                                          2,349
    3,170   Port of Seattle, Ser. B, GO, FSA,
            5.00%, 11/01/09                                                3,418
   11,100   Port of Seattle, Ser. C, GO, FSA,
            5.25%, 11/01/11                                               12,066
    2,000   Snohomish County Public Utility
            District No. 1, Electric, Rev.,
            5.00%, 12/01/05                                                2,099
    2,160   Snohomish County School District No. 15
            Edmonds, Ser. B, GO, FSA,
            5.00%, 12/01/06                                                2,314
    3,275   Snohomish County, Limited Tax, GO,
            5.00%, 12/01/08                                                3,555
    1,310   Tacoma, Washington, Conservation
            System Project, Rev., 5.00%, 12/01/07                          1,418
            --------------------------------------------------------------------
                                                                          35,102
            --------------------------------------------------------------------

            WISCONSIN -- 0.5%
$   2,500   Wisconsin State Health & Educational
            Facilities Authority, Ministry Health Care,
            Inc., Ser. B, Rev., 3.50%, 05/15/07                     $      2,516
    1,035   Wisconsin State, Ser. C, GO, MBIA,
            5.00%, 05/01/07                                                1,115
            --------------------------------------------------------------------
                                                                           3,631
            --------------------------------------------------------------------
            Total State and Municipal Obligations                        623,631
            (Cost $629,012)
            --------------------------------------------------------------------

            CORPORATE NOTES & BONDS -- 7.9%
            AUTOMOTIVE -- 0.4%
    2,760   General Motors Acceptance Corp.,
            6.75%, 01/15/06 +                                              2,923

            BANKING -- 0.8%
            KorAm Bank (South Korea)
    2,650   4.68%, 06/18/13                                                2,624
    2,200   6.95%, 12/06/11                                                2,372
    1,100   Independence Community Bank Corp.,
            3.75%, 04/01/14, FRN +                                         1,054
            --------------------------------------------------------------------
                                                                           6,050
            --------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 0.1%
      750   Hewlett-Packard Co., 3.63%, 03/15/08 +                           748

            CONSUMER PRODUCTS -- 0.4%
    2,650   Diageo Finance BV (The Netherlands),
            3.00%, 12/15/06 +                                              2,646

            FINANCIAL SERVICES -- 3.3%
    3,550   BNP US Funding LLC,
            7.74%, 12/31/49, FRN, # +                                      4,014
    1,000   Capital One Bank, 4.25%, 12/01/08 +                              991
    5,350   Capital One Financial Corp.,
            8.75%, 02/01/07 +                                              5,991
    1,200   CIT Group, Inc., 4.00%, 05/08/08 +                             1,201
    4,650   Countrywide Home Loans, Inc.,
            2.88%, 02/15/07, Ser. L, MTN +                                 4,585
      400   Credit Suisse First Boston USA, Inc.,
            5.75%, 04/15/07 +                                                427

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            FINANCIAL SERVICES -- CONTINUED
$     400   International Lease Finance Corp.,
            4.00%, 01/17/06, Ser. O, MTN                            $        410
    1,200   MBNA Corp., 4.63%, 09/15/08                                    1,211
    1,300   Mizuho JGB Investment LLC,
            9.87%, 12/31/49, FRN, #                                        1,502
    3,100   Natexis AMBS Co., LLC,
            8.44%, 12/29/49, FRN, #                                        3,575
    1,075   Sovereign BanCorp., Inc.,
            10.50%, 11/15/06                                               1,254
            --------------------------------------------------------------------
                                                                          25,161
            --------------------------------------------------------------------

            TELECOMMUNICATIONS -- 1.7%
    1,750   France Telecom (France),
            8.20%, 03/01/06 +                                              1,903
    1,950   Deutsche Telekom International
            Finance (Germany), 8.25%, 06/15/05 +                           2,076
    1,600   Telecom Italia Capital SA (Luxembourg),
            4.00%, 11/15/08, #                                             1,586
            Sprint Capital Corp.,
    1,855   6.00%, 01/15/07                                                1,972
    1,400   7.13%, 01/30/06                                                1,502
    3,400   Verizon Wireless Capital LLC.,
            5.38%, 12/15/06                                                3,587
            --------------------------------------------------------------------
                                                                          12,626
            --------------------------------------------------------------------

            UTILITIES -- 1.2%
    1,400   FPL Group Capital, Inc.,
            1.88%, 03/30/05 +                                              1,401
    6,480   National Rural Utilities Cooperative
            Finance Corp., 6.00%, 05/15/06                                 6,905
      800   Public Service Co. of Colorado,
            4.38%, 10/01/08                                                  810
            --------------------------------------------------------------------
                                                                           9,116
            --------------------------------------------------------------------
            Total Corporate Notes & Bonds                                 59,270
            (Cost $59,987)
            --------------------------------------------------------------------

            RESIDENTIAL MORTGAGE BACKED SECURITIES -- 2.5%
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
$   1,800   Federal National Mortgage Association,
            4.00%, 10/15/21, Ser. 2004-29,
            Class QC +                                              $      1,792

            MORTGAGE BACKED PASS-THROUGH SECURITIES -- 2.3%
   17,800   Federal National Mortgage Association,
            5.00%, 05/25/34, TBA +                                        17,244
            --------------------------------------------------------------------
            Total Residential
            Mortgage Backed Securities                                    19,036
            (Cost $19,058)
            --------------------------------------------------------------------

            COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.9%
    6,700   LB-UBS Commercial Mortgage Trust,
            3.25%, 03/15/29, Ser. 2004-C2,
            Class A2                                                       6,438
            (Cost $6,733)
            --------------------------------------------------------------------

            ASSET BACKED SECURITIES -- 2.2%
    4,575   AmeriCredit Automobile Receivables
            Trust, 3.48%, 05/06/10, Ser. 2003-CF,
            Class A4 +                                                     4,617
      800   Capital One Auto Finance Trust,
            3.18%, 09/15/10, Ser. 2003-B, Class A4 +                         794
    2,350   SLM Student Loan Trust, 2.99%,
            12/15/22, Ser. 2003-11, Class A5, #                            2,327
    5,000   Triad Auto Receivables Owner Trust,
            3.20%, 12/13/10, Ser. 2003-B, Class A4                         4,965
    3,900   Volkswagen Auto Loan Enhanced Trust,
            2.94%, 03/22/10, Ser. 2003-2, Class A4                         3,872
            --------------------------------------------------------------------
            Total Asset Backed Securities                                 16,575
            (Cost $16,623)
            --------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS                             $    728,982
            (COST $735,517)
            --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6

            U.S. TREASURY SECURITY -- 0.0% ^
$     200   U.S. Treasury Bill, 0.92%, 07/08/04 @ +                 $        200
            (Cost $200)

            STATE AND MUNICIPAL SECURITIES -- 1.3%
            CALIFORNIA -- 0.8%
   5,625    California State, Ser. D-1, GO, FRDO,
            1.95%, 02/10/05 +                                              5,618

            KANSAS -- 0.1%
    1,000   Burlington, Kansas, Environmental
            Improvement, Kansas City Power & Light
            Project, Ser. C, Rev., FRDO,
            2.25%, 09/01/04 +                                              1,000

            OHIO -- 0.1%
      750   Ohio State Air Quality Development
            Authority, Toledo, Ser. A, Rev., FRDO,
            2.20%, 10/01/04                                                  749

            OKLAHOMA -- 0.3%
$   2,500   Oklahoma Development Finance
            Authority, ConocoPhillips Co. Project,
            Rev., FRDO, 1.35%, 12/01/04                             $      2,498
            --------------------------------------------------------------------
            Total State and Municipal Securities                           9,865
            (Cost $9,875)
            --------------------------------------------------------------------


SHARES
--------------------------------------------------------------------------------

            MONEY MARKET FUND -- 1.3%
    9,741   JPMorgan Tax Free Money Market
            Fund (a)                                                       9,741
            (Cost $9,741)
            --------------------------------------------------------------------
            Total Short-Term Investments                                  19,806
            (Cost $19,816)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                             $    748,788
            (COST $755,333)
            --------------------------------------------------------------------


FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                        NOTIONAL              UNREALIZED
NUMBER OF                                                               VALUE AT            APPRECIATION
CONTRACTS   DESCRIPTION                         EXPIRATION DATE    4/30/04 (USD)    (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
71          Euro Bond                                June, 2004     $      9,710             $      (108)
545         Euro Dollar                          December, 2004          133,253                    (374)

            SHORT FUTURES OUTSTANDING
(64)        2 Year Treasury Notes                    June, 2004          (13,603)                     61
(279)       5 Year Treasury Notes                    June, 2004          (30,673)                      6
(218)       10 Year Treasury Notes                   June, 2004          (24,089)                    395
--------------------------------------------------------------------------------------------------------

OPTIONS

UNITS       CALL OPTION WRITTEN                                                                    VALUE
--------------------------------------------------------------------------------------------------------
(18,750)    Call Option on Interest Rate Swap, expiring 5/4/04, if exercised the Fund pays
            fixed 3.71% and receives floating 3 month LIBOR, European Style                  $         -^^
            PUT OPTION WRITTEN
(18,750)    Put Option on Interest Rate Swap, expiring 5/4/04, if exercised the
            Fund receives fixed 3.71% and pays floating 3 month LIBOR, European Style               (314)
      -^^   Put Option on Sept. 04 Eurodollar Future, strike price of 98.25,
            expiring 9/13/04, European Style                                                        (108)
(18,750)    Total Put Options Written                                                        $      (422)
            (total premiums received $316)

SWAP CONTRACTS

                                                                                               UNDERLYING       UNREALIZED
                                                                                                 NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                 EXPIRATION DATE        VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Swap-rate lock with Citibank N.A. on 5 Year Forward Contract, rate
less 4.09, the Fund receives positive, pays negative                                05/04/04   $    9,375        $      89
Swap-rate lock with Citibank N.A. on 5 Year Forward Contract, rate
less 3.90, the Fund receives positive, pays negative                                05/04/04        9,375               --
Swap - price lock with Lehman Brothers Special Financing
on U.S. Treasury Note, 3.13%, 10/15/08, price less 98.66,
the Fund receives negative, pays positive.                                          06/14/04       27,220              110
Swap - price lock with Lehman Brothers Special Financing
on U.S. Treasury Note, 2.25%, 04/30/06, price less 99.65,
the Fund receives negative, pays positive.                                          06/29/04       86,400              (15)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TAX AWARE U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS             AS OF APRIL 30, 2004            (Unaudited)
(Amounts in thousands)

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.6%

            COMMON STOCKS -- 98.6%

            AEROSPACE -- 2.1%
      345   Raytheon Co.                                            $     11,129
       91   United Technologies Corp.                                      7,850
            --------------------------------------------------------------------
                                                                          18,979
            --------------------------------------------------------------------

            AUTOMOTIVE -- 1.0%
      162   Johnson Controls, Inc.                                         8,865

            BANKING -- 4.4%
      328   Bank of America Corp.                                         26,425
      265   The Bank of New York Co., Inc.                                 7,722
      115   Wells Fargo & Co.                                              6,493
            --------------------------------------------------------------------
                                                                          40,640
            --------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.5%
      191   Amgen, Inc.*                                                  10,736
       50   Gilead Sciences, Inc.*                                         3,042
            --------------------------------------------------------------------
                                                                          13,778
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 1.7%
      651   Accenture LTD (Bermuda), Class A*                             15,474

            CHEMICALS -- 1.9%
      472   Praxair, Inc.                                                 17,252

            COMPUTER NETWORKS -- 2.7%
    1,176   Cisco Systems, Inc.*                                          24,538

            COMPUTER SOFTWARE -- 3.8%
    1,193   Microsoft Corp.                                               30,971
      400   Oracle Corp.*                                                  4,488
            --------------------------------------------------------------------
                                                                          35,459
            --------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.6%
      160   Dell, Inc.*                                                    5,555
      673   Hewlett-Packard Co.                                           13,258
      152   International Business Machines Corp.                         13,364
      110   Lexmark International, Inc.*                                   9,951
            --------------------------------------------------------------------
                                                                          42,128
            --------------------------------------------------------------------

            CONSUMER PRODUCTS -- 4.0%
      417   Altria Group, Inc.                                            23,074
      136   Procter & Gamble Co.                                    $     14,401
            --------------------------------------------------------------------
                                                                          37,475
            --------------------------------------------------------------------

            DIVERSIFIED -- 6.9%
    1,270   General Electric Co.                                          38,032
      957   Tyco International LTD (Bermuda)                              26,264
            --------------------------------------------------------------------
                                                                          64,296
            --------------------------------------------------------------------

            FINANCIAL SERVICES -- 11.8%
      229   American Express Co.                                          11,185
      102   CIT Group, Inc.                                                3,506
      754   Citigroup, Inc.                                               36,238
      113   Fannie Mae                                                     7,758
      385   Freddie Mac                                                   22,484
       82   Goldman Sachs Group, Inc.                                      7,943
      192   Merrill Lynch & Co., Inc.                                     10,412
      277   Washington Mutual, Inc.                                       10,907
            --------------------------------------------------------------------
                                                                         110,433
            --------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 3.4%
      330   Kraft Foods, Inc., Class A                                    10,864
      122   PepsiCo, Inc.                                                  6,621
      271   The Coca-Cola Co.                                             13,687
            --------------------------------------------------------------------
                                                                          31,172
            --------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 4.2%
      242   Guidant Corp.                                                 15,248
      365   HCA, Inc.                                                     14,830
      225   Laboratory Corp. of America Holdings*                          8,942
            --------------------------------------------------------------------
                                                                          39,020
            --------------------------------------------------------------------

            INSURANCE -- 5.2%
      208   AMBAC Financial Group, Inc.                                   14,336
       96   American International Group, Inc.                             6,873
      150   RenaissanceRe Holdings LTD (Bermuda)                           7,904
      214   The Allstate Corp.                                             9,809
      256   Willis Group Holdings LTD
            (United Kingdom)                                               9,295
            --------------------------------------------------------------------
                                                                          48,217
            --------------------------------------------------------------------

            MANUFACTURING -- 1.0%
      169   Cooper Industries LTD, Class A                                 9,280

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

SHARES      ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            METALS/MINING -- 1.3%
      400   Alcoa, Inc.                                             $     12,312

            MULTI-MEDIA -- 4.9%
      343   Comcast Corp., Special Class A*                                9,934
       90   Gannett Co., Inc.                                              7,801
      123   News Corp., LTD, ADR (Australia)                               4,479
      100   The E.W. Scripps Co., Class A                                 10,555
      314   Viacom, Inc., Class B                                         12,123
            --------------------------------------------------------------------
                                                                          44,892
            --------------------------------------------------------------------

            OIL & GAS -- 6.6%
      252   Baker Hughes, Inc.                                             9,236
      247   ChevronTexaco Corp.                                           22,585
      216   ConocoPhillips                                                15,401
      316   Exxon Mobil Corp.                                             13,466
            --------------------------------------------------------------------
                                                                          60,688
            --------------------------------------------------------------------

            PHARMACEUTICALS -- 8.7%
      187   Eli Lilly & Co.                                               13,797
       30   Forest Laboratories, Inc.*                                     1,934
      521   Johnson & Johnson                                             28,123
      841   Pfizer, Inc.                                                  30,091
      110   Sepracor, Inc.*                                                5,259
       59   Wyeth                                                          2,238
            --------------------------------------------------------------------
                                                                          81,442
            --------------------------------------------------------------------

            PIPELINES -- 0.7%
      985   El Paso Corp.                                                  6,905

            RESTAURANTS/FOOD SERVICES -- 1.0%
      327   McDonald's Corp.                                               8,899

            RETAILING -- 7.2%
      445   CVS Corp.                                                     17,190
      256   Home Depot, Inc.                                               8,997
      375   Safeway, Inc.*                                                 8,606
      404   The TJX Companies, Inc.                                        9,916
      379   Wal-Mart Stores, Inc.                                         21,607
            --------------------------------------------------------------------
                                                                          66,316
            --------------------------------------------------------------------

            SEMI-CONDUCTORS -- 3.2%
      579   Altera Corp.*                                           $     11,577
      261   Intel Corp.                                                    6,707
      314   Linear Technology Corp.                                       11,188
            --------------------------------------------------------------------
                                                                          29,472
            --------------------------------------------------------------------

            TELECOMMUNICATIONS -- 2.1%
      513   Verizon Communications, Inc.                                  19,372

            TELECOMMUNICATIONS EQUIPMENT -- 0.4%
       60   QUALCOMM, Inc.                                                 3,773

            TEXTILES -- 0.9%
      113   Mohawk Industries, Inc.*                                       8,678

            UTILITIES -- 1.4%
      321   Pinnacle West Capital Corp.                                   12,538
            --------------------------------------------------------------------
            Total Common Stocks                                          912,293
            (Cost $880,604)
            --------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.4%

            MONEY MARKET FUND -- 1.4%
   13,033   JPMorgan Prime Money Market Fund (a)                          13,033
            (Cost $13,033)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                             $    925,326
            (COST $893,637)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

Abbreviations

*      -- Non-income producing security.
^      -- Amount rounds to less than 0.1%.
^^     -- Amount rounds to less than one thousand.
+      -- All or a portion of this security is segregated for TBA, when issued, delayed delivery, swaps or unsettled trades.
#      -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@      -- Securities fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management, Inc.
(f) -- Fair Valued Investment. The following are approximately the market value and percentage of the investments that are fair valued
          (amounts in thousands):

          FUND                                                          MARKET VALUE     PERCENTAGE
          ----                                                          ------------     ----------
          JPMorgan Fleming Tax Aware International Opportunities Fund     $ 122,382         86.31%

(i)    -- Security is considered illiquid and may be difficult to sell.
(p) -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
Adj.   -- Adjustable. The interest rate shown is the rate in effect at April 30,
          2004.
ACES   -- Auction Rate Securities.
ADR    -- American Depository Receipt.
AMBAC  -- American Municipal Bond Assurance Corp.
CONS   -- Consolidated Bonds.
COP    -- Certificates of Participation.
FGIC   -- Financial Guaranty Insurance Co.
FLOATS -- Floating Auction Tax Exempts.
FRDO   -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at April 30, 2004.
FRN    -- Floating Rate Note. The interset rate shown is the rate in effect at
          April 30, 2004.
FSA    -- Financial Securities Association.
GAN    -- Grant Anticipation Notes.
GDR    -- Global Depository Receipt.
GO     -- General Obligation Bond.
IDA    -- Industrial Development Authority.
MBIA   -- Municipal Bond Insurance Association.
MTN    -- Medium Term Note.
PCR    -- Pollution Control Revenue.
RAC    -- Revenue Anticipation Certificate.
RAMS   -- Reverse Annuity Mortgage Security.
RAN    -- Revenue Anticipation Note.
Rev.   -- Revenue Bond.
Ser.   -- Series.
TBA    -- To Be Announced.
TRAN   -- Tax & Revenue Anticipation Note.
AUD    -- Australian Dollar.
CHF    -- Swiss Franc.
EUR    -- Euro.
GBP    -- Great Britain Pound.
HKD    -- Hong Kong Dollar.
JPY    -- Japanese Yen.
SEK    -- Swedish Krona.
SGD    -- Singapore Dollar.
USD    -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES               AS OF APRIL 30, 2004                   (Unaudited)
(Amounts in thousands, except per share amounts)

                                                           FLEMING
                                                         TAX AWARE       TAX AWARE       TAX AWARE       TAX AWARE
                                                     INTERNATIONAL     DISCIPLINED        ENHANCED       LARGE CAP
                                                     OPPORTUNITIES          EQUITY          INCOME          GROWTH
                                                              FUND            FUND            FUND            FUND
ASSETS
Investments in non-affiliates, at value              $     141,788   $     192,561   $   2,241,994   $     244,733
Investments in affiliates, at value                             --             775          29,224           3,882
------------------------------------------------------------------------------------------------------------------
Total investment securities, at value                      141,788         193,336       2,271,218         248,615
------------------------------------------------------------------------------------------------------------------
Cash                                                         1,574              19           1,908               6
Foreign currency, at value                                     147              --              --              --
Receivables:
    Investment securities sold                               1,889              --           4,751           3,901
    Fund shares sold                                            31              81           6,185             140
    Interest and dividends                                     604             232          13,426             111
    Foreign tax reclaims                                       149              --              --              --
    Unrealized appreciation on forward foreign
    currency exchange contracts                                885              --              --              --
    Unrealized appreciation on open swap contracts              --              --             243              --
    Expense reimbursements                                       2              --              --              --
------------------------------------------------------------------------------------------------------------------
Total Assets                                               147,069         193,668       2,297,731         252,773
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Dividends                                                   --              --             735              --
    Investment securities purchased                          1,932              --          43,984           3,184
    Fund shares redeemed                                       126              50           2,889           1,393
    Variation margin                                            --              --             167              --
    Unrealized depreciation on forward
    foreign currency exchange contracts                      1,215              --              --              --
    Unrealized depreciation on open swap contracts              --              --              51              --
Accrued liabilities:
    Investment advisory fees                                    99              57             415              86
    Administration fees                                         --^             16              --              32
    Shareholder servicing fees                                   1              --             107              51
    Distribution fees                                            1              --               4              --
    Custodian fees                                              89              19             101              17
    Trustee's fees - deferred compensation plan                 --^             --^              3              36
    Other                                                       61              45             128              44
------------------------------------------------------------------------------------------------------------------
Total Liabilities                                            3,524             187          48,584           4,843
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $     143,545   $     193,481   $   2,249,147   $     247,930
------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                                           FLEMING
                                                         TAX AWARE       TAX AWARE       TAX AWARE       TAX AWARE
                                                     INTERNATIONAL     DISCIPLINED        ENHANCED       LARGE CAP
                                                     OPPORTUNITIES          EQUITY          INCOME          GROWTH
                                                              FUND            FUND            FUND            FUND
NET ASSETS
Paid in capital                                            166,597         293,712       2,267,130         358,583
Accumulated undistributed
(overdistributed) net investment income                        (85)            153            (245)           (168)
Accumulated net realized gain (loss)
on investments, futures, written options,
swaps and foreign exchange transactions                    (44,079)       (123,641)        (18,011)       (124,650)
Net unrealized appreciation
(depreciation) of investments, futures,
swaps and foreign exchange translations                     21,112          23,257             273          14,165
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $     143,545   $     193,481   $   2,249,147   $     247,930
------------------------------------------------------------------------------------------------------------------
    Class A                                          $       5,365   $          --   $      21,658   $          --
    Institutional                                    $     138,180   $     193,481   $   1,763,615   $          --
    Select                                           $          --   $          --   $     463,874   $     247,930
------------------------------------------------------------------------------------------------------------------
Total                                                $     143,545   $     193,481   $   2,249,147   $     247,930
------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited number
of shares authorized):
    Class A                                                    370              --           2,162              --
    Institutional                                            9,400          12,996         176,268              --
    Select Shares                                               --              --          46,308          16,537
Net Asset Value:
    Class A (and redemption price)                   $       14.50   $          --   $       10.02   $          --
    Institutional (and redemption price)             $       14.70   $       14.89   $       10.01   $          --
    Select Shares (and redemption price)             $          --   $          --   $       10.02   $       14.99
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%, 98.50%)                                $       15.38   $          --   $       10.17   $          --
Cost of investments                                  $     120,356   $     170,079   $   2,272,422   $     234,450
Cost of foreign currency                             $         147   $          --   $          --   $          --
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         TAX AWARE
                                                         TAX AWARE         SHORT -
                                                         LARGE CAP    INTERMEDIATE       TAX AWARE
                                                             VALUE          INCOME     U.S. EQUITY
                                                              FUND            FUND            FUND
ASSETS
Investments in non-affiliates, at value              $     389,193   $     739,047   $     912,293
Investments in affiliates, at value                          7,838           9,741          13,033
--------------------------------------------------------------------------------------------------
Total Investment securities, at value                      397,031         748,788         925,326
--------------------------------------------------------------------------------------------------
Cash                                                            12             565              60
Foreign currency, at value                                      --              85              --
Receivables:
    Investment securities sold                              19,497          27,845           6,872
    Fund shares sold                                           924           3,154           2,317
    Interest and dividends                                     593           9,852           1,221
    Unrealized appreciation on open swap contracts              --             199              --
    Expense reimbursements                                      --              --               2
--------------------------------------------------------------------------------------------------
Total Assets                                               418,057         790,488         935,798
--------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Dividends                                                  312             822              --
    Investment securities purchased                         22,519          70,239          10,522
    Outstanding options written, at fair value                  --             422              --
    Fund shares redeemed                                       111           1,811             557
    Variation margin                                            --              58              --
    Unrealized depreciation on open swap contracts              --              15              --
Accrued liabilities:
    Investment advisory fees                                   130             145             341
    Administration fees                                         49              67              76
    Shareholder servicing fees                                  81              38             170
    Distribution fees                                           --              --               3
    Custodian fees                                              20              32              53
    Trustee's fees - deferred compensation plan                 47               2              11
    Other                                                       45              55              65
--------------------------------------------------------------------------------------------------
Total Liabilities                                           23,314          73,706          11,798
--------------------------------------------------------------------------------------------------
NET ASSETS                                           $     394,743   $     716,782   $     924,000
--------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         TAX AWARE
                                                         TAX AWARE         SHORT -
                                                         LARGE CAP    INTERMEDIATE       TAX AWARE
                                                             VALUE          INCOME     U.S. EQUITY
                                                              FUND            FUND            FUND
NET ASSETS
Paid in capital                                            404,441         725,886         966,316
Accumulated undistributed (overdistributed) net
investment income                                             (611)            245             514
Accumulated net realized gain (loss) on
investments, futures, written options, swaps and
foreign exchange transactions                              (29,081)         (2,862)        (74,519)
Net unrealized appreciation (depreciation) of
investments, futures, written options, swaps
and foreign exchange translations                           19,994          (6,487)         31,689
--------------------------------------------------------------------------------------------------
Total Net Assets                                     $     394,743   $     716,782   $     924,000
--------------------------------------------------------------------------------------------------
    Class A                                          $          --   $          --   $       4,757
    Class B                                          $          --   $          --   $       2,989
    Class C                                          $          --   $          --   $         460
    Institutional                                    $          --   $     392,754   $     115,470
    Select                                           $     394,743   $     324,028   $     800,324
--------------------------------------------------------------------------------------------------
Total                                                $     394,743   $     716,782   $     924,000
--------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited number of of
shares authorized):
    Class A                                                     --              --             302
    Class B                                                     --              --             192
    Class C                                                     --              --              30
    Institutional                                               --          39,540          10,355
    Select                                                  19,738          32,623          50,787
Net Asset Value:
    Class A (and redemption price)                   $          --   $          --   $       15.74
    Class B*                                         $          --   $          --   $       15.58
    Class C*                                         $          --   $          --   $       15.55
    Institutional (and redemption price)             $          --   $        9.93   $       11.15
    Select (and redemption price)                    $       20.00   $        9.93   $       15.76
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%)                   $          --   $          --   $       16.70
Cost of investments                                  $     377,037   $     755,333   $     893,637
Cost of foreign currency                             $          --   $          86   $          --
--------------------------------------------------------------------------------------------------
Premiums received from options written               $          --   $         316   $          --
--------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS            FOR THE SIX MONTHS ENDED APRIL 30, 2004        (Unaudited)
(Amounts in thousands)

                                                           FLEMING
                                                         TAX AWARE       TAX AWARE       TAX AWARE       TAX AWARE
                                                     INTERNATIONAL     DISCIPLINED        ENHANCED       LARGE CAP
                                                     OPPORTUNITIES          EQUITY          INCOME          GROWTH
                                                              FUND            FUND            FUND            FUND
INVESTMENT INCOME
Interest                                             $          27   $          --   $      19,779   $          --
Dividend                                                     1,667           1,547              --           1,280
Dividend income from affiliated investments*                    --               4             263              14
Foreign taxes withheld                                        (139)             --^             --              --
------------------------------------------------------------------------------------------------------------------
Total investment income                                      1,555           1,551          20,042           1,294
------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       641             333           2,894             536
Administration fees                                            113             143           1,736             201
Shareholder servicing fees                                      80              95           1,517             335
Distribution fees                                                8              --              27              --
Custodian fees                                                 128              23             144              23
Interest expense                                                 1              --^              1              --
Printing and postage                                             4               2              28               4
Professional fees                                               35              27              52              26
Registration fees                                               19              10              31              11
Transfer agent fees                                             25              20              55              11
Trustees' fees                                                   1               1              17               2
Other                                                            7               7              35               9
------------------------------------------------------------------------------------------------------------------
Total expenses                                               1,062             661           6,537           1,158
------------------------------------------------------------------------------------------------------------------
Less amounts waived                                            274             138           3,013              19
Less earnings credits                                           --              --^              3              --^
Less expense reimbursements                                     10              --              --              --
------------------------------------------------------------------------------------------------------------------
    Net expenses                                               778             523           3,521           1,139
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   777           1,028          16,521             155
------------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                           FLEMING
                                                         TAX AWARE       TAX AWARE       TAX AWARE       TAX AWARE
                                                     INTERNATIONAL     DISCIPLINED        ENHANCED       LARGE CAP
                                                     OPPORTUNITIES          EQUITY          INCOME          GROWTH
                                                              FUND            FUND            FUND            FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                             14,330           5,552           2,240           4,276
    Futures                                                     67              --          (8,749)             --
    Written options                                             --              --          (1,533)             --
    Swaps                                                       --              --           1,564              --
    Foreign exchange contracts                               1,009              --              --              --
Change in net unrealized
appreciation/depreciation of:
    Investments                                               (450)          5,582          (7,903)             49
    Futures                                                     --              --           5,151              --
    Swaps                                                       --              --             111              --
    Foreign currency translations                             (752)             --              --              --

Net realized and unrealized gain (loss) on
investments, futures, foreign exchange
transactions, written options and swaps                     14,204          11,134          (9,119)          4,325
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $      14,981   $      12,162   $       7,402   $       4,480
------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                  $          --   $           1   $          46   $           2
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         TAX AWARE
                                                         TAX AWARE         SHORT -
                                                         LARGE CAP    INTERMEDIATE       TAX AWARE
                                                             VALUE          INCOME     U.S. EQUITY
                                                              FUND            FUND            FUND
INVESTMENT INCOME
Interest                                             $          --   $       8,466   $          --
Dividend                                                     3,787              --           6,750
Dividend income from affiliated investments*                    12              66              96
Foreign taxes withheld                                          --             (14)             --
--------------------------------------------------------------------------------------------------
Total investment income                                      3,799           8,518           6,846
--------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       739             791           1,875
Administration fees                                            277             475             625
Shareholder servicing fees                                     462             512             957
Distribution fees                                               --              --              19
Custodian fees                                                  29              44              72
Printing and postage                                             5               8              14
Professional fees                                               31              35              37
Registration fees                                               12               9              36
Transfer agent fees                                             12              26              72
Trustees' fees                                                   3               5               6
Other                                                           10               7              17
--------------------------------------------------------------------------------------------------
Total expenses                                               1,580           1,912           3,730
--------------------------------------------------------------------------------------------------
Less amounts waived                                             10             498             274
Less earnings credits                                           --^             --              --^
Less expense reimbursements                                     --              --              15
--------------------------------------------------------------------------------------------------
    Net expenses                                             1,570           1,414           3,441
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                 2,229           7,104           3,405
--------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         TAX AWARE
                                                         TAX AWARE         SHORT -
                                                         LARGE CAP    INTERMEDIATE       TAX AWARE
                                                             VALUE          INCOME     U.S. EQUITY
                                                              FUND            FUND            FUND
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                              7,758           2,149          13,563
    Futures                                                     --          (2,244)             --
    Written options                                             --              (7)             --
    Swaps                                                       --              79              --
    Foreign exchange contracts                                  --             (12)             --
Change in net unrealized
appreciation/depreciation of:
    Investments                                             16,713         (10,029)         27,551
    Futures                                                     --           1,558              --
    Written options                                             --            (118)             --
    Swaps                                                       --              92              --

Net realized and unrealized gain (loss) on
investments, futures, foreign exchange
transactions, written options and swaps                     24,471          (8,532)         41,114
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $      26,700   $      (1,428)  $      44,519
--------------------------------------------------------------------------------------------------
*   Includes reimbursements of investment
    advisory, administration and shareholder
    servicing fees:                                  $           2   $          12   $          16
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS            FOR THE PERIODS INDICATED                   (Unaudited)
(Amounts in thousands)

                                                          FLEMING TAX AWARE                   TAX AWARE
                                                     INTERNATIONAL OPPORTUNITIES          DISCIPLINED EQUITY
                                                                FUND                            FUND
                                                   -------------------------------  ------------------------------
                                                   11/1/03 THROUGH      YEAR ENDED  11/1/03 THROUGH     YEAR ENDED
                                                           4/30/04        10/31/03          4/30/04       10/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                $         777   $       1,716    $       1,028  $       2,255
Net realized gain (loss) on investments,
futures and foreign exchange contracts                      15,406         (17,935)           5,552        (10,786)
Change in net unrealized appreciation/
depreciation of investments, futures
and foreign currency translations                           (1,202)         43,977            5,582         44,281
------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                         14,981          27,758           12,162         35,750
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (2,773)         (1,586)          (1,120)        (2,258)
------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                         (9,341)        (41,696)           1,826        (46,875)
------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                      2,867         (15,524)          12,868        (13,383)
------------------------------------------------------------------------------------------------------------------
Beginning of period                                        140,678         156,202          180,613        193,996
------------------------------------------------------------------------------------------------------------------
End of period                                        $     143,545   $     140,678    $     193,481  $     180,613
------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net
investment income                                    $         (85)  $       1,911    $         153  $         245
------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                   TAX AWARE ENHANCED INCOME FUND    TAX AWARE LARGE CAP GROWTH FUND
                                                   -------------------------------   -------------------------------
                                                   11/1/03 THROUGH      YEAR ENDED   11/1/03 THROUGH      YEAR ENDED
                                                           4/30/04        10/31/03           4/30/04        10/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                $      16,521   $      41,724     $         155   $         916
Net realized gain (loss) on investments,
futures, written options and swaps                          (6,478)        (11,422)            4,276         (29,956)
Change in net unrealized appreciation/
depreciation of investments, futures
and swaps                                                   (2,641)          2,497                49          63,299
--------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                          7,402          32,799             4,480          34,259
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                      (16,597)        (42,180)             (352)           (734)
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                       (275,957)        575,943           (24,399)        (21,850)
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                   (285,152)        566,562           (20,271)         11,675
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                      2,534,299       1,967,737           268,201         256,526
--------------------------------------------------------------------------------------------------------------------
End of period                                        $   2,249,147   $   2,534,299     $     247,930   $     268,201
--------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net
investment income                                    $        (245)  $        (169)    $        (168)  $          29
--------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                   TAX AWARE LARGE CAP VALUE FUND    TAX AWARE SHORT - INTERMEDIATE INCOME FUND
                                                   ------------------------------    ------------------------------------------
                                                   11/1/03 THROUGH     YEAR ENDED    11/1/03 THROUGH          12/20/02* THROUGH
                                                           4/30/04       10/31/03            4/30/04                   10/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $       2,229   $      5,146      $       7,104              $       6,111
Net realized gain (loss) on investments,
futures, written options and swaps                           7,758         (9,355)               (35)                    (2,827)
Change in net unrealized appreciation/
depreciation of investments, futures,
written options and swaps                                   16,713         60,789             (8,497)                     2,010
-------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                         26,700         56,580             (1,428)                     5,294
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (2,677)        (5,208)            (7,073)                    (5,897)
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                         22,024        (30,019)           187,954                    537,932
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                     46,047         21,353            179,453                    537,329
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                        348,696        327,343            537,329                         --
-------------------------------------------------------------------------------------------------------------------------------
End of period                                        $     394,743   $    348,696      $     716,782              $     537,329
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net
investment income                                    $        (611)  $       (163)     $         245              $         214
-------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                     TAX AWARE U.S. EQUITY FUND
                                                   -------------------------------
                                                   11/1/03 THROUGH      YEAR ENDED
                                                           4/30/04        10/31/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                         $       3,405   $       4,628
Net realized gain (loss) on investments                     13,563         (10,218)
Change in net unrealized appreciation/
depreciation of investments                                 27,551         100,650
----------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                         44,519          95,060
----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income                                       (3,715)         (4,092)
----------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                        140,257         415,771
----------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                    181,061         506,739
----------------------------------------------------------------------------------
Beginning of period                                        742,939         236,200
----------------------------------------------------------------------------------
End of period                                        $     924,000   $     742,939
----------------------------------------------------------------------------------
Accumulated undistributed (overdistributed) net
investment income                                    $         514   $         824
----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL
STATEMENTS                                                           (Unaudited)

1. ORGANIZATION

J.P. Morgan Series Trust ("JPMST"), J.P. Morgan Mutual Fund Group ("MFG"), J.P. Morgan Mutual Fund Select Group ("MFSG") and J.P. Morgan Institutional Funds ("JPMIF") (each a "Trust" and, collectively, the "Trusts") were organized on August 15, 1996, May 11, 1987, October 1, 1996 and November 4, 1992,
respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. MFG and MFSG were formerly known as Mutual Fund Group and Mutual Fund Select Group, respectively. The Trusts' new names went into effect on May 1, 2003.

The following are seven separate portfolios of the Trusts (collectively, the "Funds"):

                                                      FUND   CLASSES OFFERED
                  JPMorgan Fleming Tax Aware International
                              Opportunities Fund ("FTAIO")   Class A and Institutional
       JPMorgan Tax Aware Disciplined Equity Fund ("TADE")   Institutional
          JPMorgan Tax Aware Enhanced Income Fund ("TAEI")   Class A, Institutional and Select
        JPMorgan Tax Aware Large Cap Growth Fund ("TALCG")   Select
         JPMorgan Tax Aware Large Cap Value Fund ("TALCV")   Select
JPMorgan Tax Aware Short-Intermediate Income Fund ("TASI")   Institutional and Select
             JPMorgan Tax Aware U.S. Equity Fund ("TAUSE")   Class A, Class B, Class C, Institutional and Select

On September 12, 2003, FTAIO Class B and Class C shares merged into Class A shares; and Class B and Class C shares closed.

FTAIO is a separate series of MFG. TADE, TAEI and TAUSE are separate series of JPMST. TALCG and TALCV are separate series of MFSG. TASI is a separate series of JPMIF.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

During the fiscal year ended October 31, 2003, TADE Institutional Class relieved securities of the fund (Redemption in-kind) in exchange for the redemption of shares. TADE Institutional Class received a contribution of securities (Subscription in-kind) in exchange for shares of the Institutional Share Class. Cash and securities were transferred for redemptions and subscriptions at a market

                                                SEMI-ANNUAL REPORT APRIL 30 2004

value of (in thousands) $22,866 and $21,173, respectively, which resulted in a realized gain of (in thousands) $6,157 to the Fund for federal income tax purposes.

A detailed breakout of Redemption in-kind and Subscription in-kind is outlined in Note 12.

2. REORGANIZATION

Prior to the open of business on March 24, 2003, the JPMorgan Tax Aware U.S. Equity Fund (the "Acquiring Fund") acquired all of the net assets of JPMorgan Select Large Cap Equity Fund (the "Target Fund"), as shown in the table below, pursuant to a Plan of Reorganization approved by the Target Fund's shareholders on February 13, 2003. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the Target Fund received shares in the Acquiring Fund with a value equal to their holdings in the Target Fund. Shareholders of the Target Fund received Select Class Shares of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization:

JPMORGAN TAX AWARE U.S. EQUITY FUND REORGANIZATION

                                                                                   NET ASSET               NET
                                                      SHARES                           VALUE        UNREALIZED
                                                 OUTSTANDING       NET ASSETS      PER SHARE    (DEPRECIATION)
TARGET FUND
JPMorgan Select Large Cap Equity Fund                                                               $  (42,215)
   Select Class                                       12,404       $  241,297      $   19.45
ACQUIRING FUND
JPMorgan Tax Aware U.S. Equity Fund                                                                 $  (43,722)
   Class A                                               320       $    4,145      $   12.97
   Class B                                               224       $    2,879      $   12.87
   Class C                                                23       $      299      $   12.85
   Institutional Class                                 5,529       $   51,039      $    9.23
   Select Class                                       16,879       $  219,253      $   12.99
POST REORGANIZATION
JPMorgan Tax Aware U.S. Equity Fund                                                                 $  (85,937)
   Class A                                               320       $    4,145      $   12.97
   Class B                                               224       $    2,879      $   12.87
   Class C                                                23       $      299      $   12.85
   Institutional Class                                 5,529       $   51,039      $    9.23
   Select Class                                       35,452       $  460,550      $   12.99

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more at the purchase date held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds' advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net assets value.

B. FUTURES CONTRACTS -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

The Funds may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2004, the Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2004, the Funds had outstanding forward foreign currency exchange contracts as listed on the Funds' Portfolio of Investments.

E. WRITTEN OPTIONS -- When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of April 30, 2004 the Funds had written options contracts outstanding as listed on the Funds' Portfolio of Investments.

Transactions in options written for TAEI and TASI during the six months ended April 30, 2004, were as follows (amounts in thousands):

                                                                         TAEI                    TASI
                                                                ---------------------    --------------------
                                                                NUMBER OF    PREMIUMS    NUMBER OF   PREMIUMS
                                                                    UNITS    RECEIVED        UNITS   RECEIVED
Options outstanding at
October 31, 2003                                                       --     $    --      (16,600)   $     17
Options written                                                  (166,837)        834     (269,030)      1,326
Options terminated in closing
purchase transactions                                             166,837        (834)     248,130      (1,027)
Options outstanding at
April 30, 2004                                                         --     $    --      (37,500)   $    316

F. SWAPS -- The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of April 30, 2004, the Funds had outstanding swap agreements as listed on the Funds' Portfolio of Investments.

G. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Funds may enter into dollar rolls, principally using To Be Announced (TBA), in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of April 30, 2004, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

I. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is each Fund's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

L. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

M. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

N. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the Unites States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, and pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE - Pursuant to the Investment Advisory Agreement JPMIM acts as investment advisor to the Funds. JPMIM is a wholly owned subsidiary of J.P Morgan Fleming Asset Management Holdings, Inc., which is wholly owned subsidiary of J.P Morgan Chase & Co. The annual fee for each Fund is as follows:

                                                                      INVESTMENT
                                                                ADVISORY FEE (%)
FUND
FTAIO                                                                       0.85%
TADE                                                                        0.35%
TAEI                                                                        0.25%
TALCG                                                                       0.40%
TALCV                                                                       0.40%
TASI                                                                        0.25%
TAUSE                                                                       0.45%

The Advisor waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEES -- Pursuant to the Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                            CLASS A           CLASS B          CLASS C
FUND
FTAIO                                          0.25               n/a              n/a
TAEI                                           0.25               n/a              n/a
TAUSE                                          0.25              0.75             0.75

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

C. SHAREHOLDER SERVICING FEES -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB"), under which JPMCB provides account administration and personal account maintenance services to the shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL      SELECT
                                        CLASS A      CLASS B      CLASS C            CLASS       CLASS
FUND
FTAIO                                     0.25          n/a          n/a             0.10         n/a
TADE                                       n/a          n/a          n/a             0.10         n/a
TAEI                                      0.25          n/a          n/a             0.10        0.25
TALCG                                      n/a          n/a          n/a              n/a        0.25
TALCV                                      n/a          n/a          n/a              n/a        0.25
TASI                                       n/a          n/a          n/a             0.10        0.25
TAUSE                                     0.25         0.25         0.25             0.10        0.25

JPMCB may enter into service contracts with certain entities under which it will pay all or portion of the annual fee to such entities for performing shareholding and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationships between JPMST, MFG, JPMIF and JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all Funds.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator. The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL      SELECT
                                        CLASS A      CLASS B      CLASS C            CLASS       CLASS
FUND
FTAIO                                      1.80          n/a          n/a             1.00        n/a
TADE                                        n/a          n/a          n/a             0.55        n/a
TAEI                                       0.75          n/a          n/a             0.25       0.50
TALCG                                       n/a          n/a          n/a              n/a       0.85
TALCV                                       n/a          n/a          n/a              n/a       0.85
TASI                                        n/a          n/a          n/a             0.40*      0.55*
TAUSE                                      1.10         1.60         1.60             0.70       0.84

  * For TASI, effective January 1, 2004, the contractual expense cap changed from 0.35% to 0.40% for Institutional Class and from 0.50% to 0.55% for Select Class.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2004. The expense limitation percentages in the table above are due to expire as follows:

                                                                             INSTITUTIONAL      SELECT
                                        CLASS A      CLASS B      CLASS C            CLASS       CLASS
FUND
FTAIO                                   2/28/05          n/a          n/a          2/28/05         n/a
TADE                                        n/a          n/a          n/a          2/28/05         n/a
TAEI                                    2/28/05          n/a          n/a          2/28/05     2/28/05
TALCG                                       n/a          n/a          n/a              n/a     2/28/05
TALCV                                       n/a          n/a          n/a              n/a     2/28/05
TASI                                        n/a          n/a          n/a          2/28/05     2/28/05
TAUSE                                   2/28/05      2/28/05      2/28/05          2/28/05     3/31/06

The Administrator waived fees and/or reimbursed expenses as outlined in Note
4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the six months ended April 30, 2004, the Funds' service providers waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). Neither the Funds' service providers nor the administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                              CONTRACTUAL WAIVERS
                                                ----------------------------------------------
                                                INVESTMENT                SHAREHOLDER              CONTRACTUAL
                                                  ADVISORY ADMINISTRATION   SERVICING    TOTAL  REIMBURSEMENTS
FUND
FTAIO                                               $   90       $    111     $    71  $   272          $   10
TADE                                                    --             43          95      138              --
TAEI                                                   402          1,736         875    3,013              --
TALCG                                                   --             --          19       19              --
TALCV                                                   10             --          --       10              --
TASI                                                    --            217         281      498              --
TAUSE                                                   --            251          23      274              15
Total                                               $  502       $  2,358     $ 1,364  $ 4,224          $   25

                                                                  VOLUNTARY WAIVERS
                                                -----------------------------------------------------
                                                INVESTMENT                 SHAREHOLDER
                                                  ADVISORY ADMINISTRATION    SERVICING   DISTRIBUTION     TOTAL
FUND
FTAIO                                               $   --       $      2      $    --         $   --    $    2
Total                                               $   --       $      2      $    --         $   --    $    2

G. OTHER -- Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related-party broker/dealers. For the six months ended April 30, 2004, TALCV and TAUSE incurred approximately (amounts in thousands) $18 and $171 respectively, in brokerage commissions with broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the six months ended April 30, 2004, are as follows (amounts in thousands):

                                                                 SHAREHOLDER
FUND                                                               SERVICING    DISTRIBUTION    TRANSFER AGENT
FTAIO
Class A                                                           $        8      $        8        $       10
Institutional                                                             72              --                15
--------------------------------------------------------------------------------------------------------------
Total                                                             $       80      $        8        $       25
TADE
Institutional                                                     $       95      $       --        $       20

TAEI
Class A                                                           $       27      $       27        $       10
Institutional                                                            917              --                26
Select                                                                   573              --                19
--------------------------------------------------------------------------------------------------------------
Total                                                             $    1,517      $       27        $       55
TALCG
Select                                                            $      335      $       --        $       11

TALCV
Select                                                            $      462      $       --        $       12

TASI
Institutional                                                     $      186      $       --        $       15
Select                                                                   326              --                11
--------------------------------------------------------------------------------------------------------------
Total                                                             $      512      $       --        $       26
TAUSE
Class A                                                           $        6      $        6        $       15
Class B                                                                    4              11                 9
Class C                                                                    1               2                 2
Institutional                                                             56              --                 9
Select                                                                   890              --                37
--------------------------------------------------------------------------------------------------------------
Total                                                             $      957      $       19        $       72
--------------------------------------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the six months ended April 30, 2004, and the year ended October 31, 2003 are as follows (amounts in thousands):

                                          SIX MONTHS ENDED 04/30/04                 YEAR ENDED 10/31/03
                                   ------------------------------------  ------------------------------------
                                                 NET                                   NET
FUND                               INVESTMENT INCOME      REALIZED GAIN  INVESTMENT INCOME      REALIZED GAIN
FTAIO
Class A                                   $       71           $     --          $      64         $       --
Class B                                           --                 --                  1                 --
Class C                                           --                 --                 --                 --
Institutional                                  2,702                 --              1,521                 --
-------------------------------------------------------------------------------------------------------------
Total                                     $    2,773           $     --          $   1,586         $       --
TADE
Institutional                             $    1,120           $     --          $   2,258         $       --
-------------------------------------------------------------------------------------------------------------

TAEI
Class A                                   $      107           $     --          $     307         $       --
Institutional                                 13,654                 --             35,853                 --
Select                                         2,836                 --              6,020                 --
-------------------------------------------------------------------------------------------------------------
Total                                     $   16,597           $     --          $  42,180         $       --
TALCG
Select                                    $      352           $     --          $     734         $       --

TALCV
Select                                    $    2,677           $     --          $   5,208         $       --

TASI
Institutional                             $    4,286           $     --          $   3,989         $       --
Select                                         2,787                                 1,908
--------------------------------------------------------------------------------------------------------------
Total                                     $    7,073           $     --          $   5,897         $       --
TAUSE
Class A                                   $       16           $     --          $      22         $       --
Class B                                            4                 --                  5                 --
Class C                                           --^                --                  1                 --
Institutional                                    767                 --                988                 --
Select                                         2,928                 --              3,076                 --
-------------------------------------------------------------------------------------------------------------
Total                                     $    3,715           $     --          $   4,092         $       --
-------------------------------------------------------------------------------------------------------------

  ^ Amount rounds to less than one thousand.

7. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                              PURCHASES               SALES         PURCHASES            SALES
                                        (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                            GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
FUND
FTAIO                                       $    75,576         $    84,754        $       --        $      --
TADE                                             35,422              33,961                --               --
TAEI                                          1,001,145           1,103,736                --           35,672
TALCG                                           221,014             246,149                --               --
TALCV                                           114,342              96,972                --               --
TASI                                            638,149             444,627                --               --
TAUSE                                           473,329             322,724                --               --

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2004, are as follows (amounts in thousands):

                                                                       GROSS           GROSS    NET UNREALIZED
                                                  AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                                       COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND
FTAIO                                           $   120,356        $  24,868       $  (3,436)        $  21,432
TADE                                                170,079           30,224          (6,967)           23,257
TAEI                                              2,272,422            4,156          (5,360)           (1,204)
TALCG                                               234,450           21,680          (7,515)           14,165
TALCV                                               377,037           41,841         (21,847)           19,994
TASI                                                755,333              855          (7,400)           (6,545)
TAUSE                                               893,637           66,669         (34,980)           31,689

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 17, 2003 the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement expired on April 15, 2004 and has been extended to April 14, 2005.

The Funds had no borrowings outstanding at April 30, 2004 nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

FTAIO may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject FTAIO to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of April 30, 2004 substantially all of the net assets of FTAIO consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of investment income from such securities.

As of April 30, 2004 FTAIO invested 23.7% of its total investments in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies are expecting to complete the merger of their holding companies on or about July 1, 2004.

12. CAPITAL SHARE TRANSACTIONS

Capital share tranactions were as follows for the periods presented (Amounts in thousands):

                                                                            FLEMING TAX AWARE INTERNATIONAL
                                                                                   OPPORTUNITIES FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                                                  $     278          $   3,769
    Shares issued in reinvestment
    of distributions                                                                    25                 22
    Shares redeemed                                                                 (1,781)            (5,998)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $  (1,478)         $  (2,207)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                         19                358
    Shares issued in reinvestment
    of distributions                                                                     2                  2
    Shares redeemed                                                                   (120)              (546)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 (99)              (186)
-------------------------------------------------------------------------------------------------------------
CLASS B* SHARES
AMOUNT
    Shares sold                                                                  $      --          $      21
    Shares issued in reinvestment
    of distributions                                                                    --                  1
    Shares redeemed                                                                     --                (84)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $      --          $     (62)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                         --                  2
    Shares issued in reinvestment
    of distributions                                                                    --                 --^
    Shares redeemed                                                                     --                 (7)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                  --                 (5)
-------------------------------------------------------------------------------------------------------------

  ^ Amount rounds to less than one thousand.
  * Class ceased operations as of September 12, 2003.

                                                                            FLEMING TAX AWARE INTERNATIONAL
                                                                             OPPORTUNITIES FUND (CONTINUED)
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
CLASS C* SHARES
AMOUNT
    Shares sold                                                                  $      --          $     825
    Shares issued in reinvestment
    of distributions                                                                    --                 --^
    Shares redeemed                                                                     --               (836)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $      --          $     (11)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                         --                 75
    Shares issued in reinvestment
    of distributions                                                                    --                 --^
    Shares redeemed                                                                     --                (76)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                  --                 (1)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                                                  $  17,478          $  27,732
    Shares issued in reinvestment
    of distributions                                                                   473                336
    Shares redeemed                                                                (25,814)           (67,484)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $  (7,863)         $ (39,416)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                      1,218              2,472
    Shares issued in reinvestment
    of distributions                                                                    34                 30
    Shares redeemed                                                                 (1,738)            (6,140)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                (486)            (3,638)
-------------------------------------------------------------------------------------------------------------

  ^ Amount rounds to less than one thousand.
  * Class ceased operations as of September 12, 2003.

                                                                           TAX AWARE DISCIPLINED EQUITY FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                                                  $  19,516          $  34,911
    Subscription in-kind                                                                --             21,173
    Shares issued in reinvestment
    of distributions                                                                   829              1,703
    Shares redeemed                                                                (18,519)           (81,796)
     Redemption in-kind                                                                 --            (22,866)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $   1,826          $ (46,875)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                      1,290              2,855
    Subscription in-kind                                                                --              1,812
    Shares issued in reinvestment
    of distributions                                                                    55                140
    Shares redeemed                                                                 (1,235)            (6,791)
     Redemption in-kind                                                                 --             (1,647)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 110             (3,631)
-------------------------------------------------------------------------------------------------------------

                                                                            TAX AWARE ENHANCED INCOME FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                                                 $   10,000        $    26,951
    Shares issued in reinvestment
    of distributions                                                                    93                263
    Shares redeemed                                                                (10,667)           (23,564)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                          $     (574)       $     3,650
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                        995              2,668
    Shares issued in reinvestment
    of distributions                                                                     9                 26
    Shares redeemed                                                                 (1,062)            (2,333)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 (58)               361
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                                                 $  483,058        $ 1,652,863
    Shares issued in reinvestment
    of distributions                                                                10,918             30,174
    Shares redeemed                                                               (791,309)        (1,278,324)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                          $ (297,333)       $   404,713
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     48,120            163,883
    Shares issued in reinvestment
    of distributions                                                                 1,088              2,994
    Shares redeemed                                                                (78,829)          (126,874)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                             (29,621)            40,003
-------------------------------------------------------------------------------------------------------------

                                                                       TAX AWARE ENHANCED INCOME FUND (CONTINUED)
                                                                       ------------------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                                                 $  147,820         $  417,915
    Shares issued in reinvestment
    of distributions                                                                 1,050              3,056
    Shares redeemed                                                               (126,920)          (253,391)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                          $   21,950         $  167,580
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     14,705             41,364
    Shares issued in reinvestment
    of distributions                                                                   104                303
    Shares redeemed                                                                (12,630)           (25,111)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                               2,179             16,556
-------------------------------------------------------------------------------------------------------------

                                                                            TAX AWARE LARGE CAP GROWTH FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                                                  $  13,549          $  35,341
    Shares issued in reinvestment
    of distributions                                                                     7                 15
    Shares redeemed                                                                (37,955)           (57,206)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $ (24,399)         $ (21,850)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                        895              2,626
    Shares issued in reinvestment
    of distributions                                                                    --^                 1
    Shares redeemed                                                                 (2,486)            (4,180)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                              (1,591)            (1,553)
-------------------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.

                                                                             TAX AWARE LARGE CAP VALUE FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                                                  $  57,322          $  55,219
    Shares issued in reinvestment
    of distributions                                                                    71                121
    Shares redeemed                                                                (35,369)           (85,359)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $  22,024          $ (30,019)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                      2,815              3,339
    Shares issued in reinvestment
    of distributions                                                                     4                  7
    Shares redeemed                                                                 (1,774)            (5,101)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                               1,045             (1,755)
-------------------------------------------------------------------------------------------------------------

                                                                       TAX AWARE SHORT - INTERMEDIATE INCOME FUND
                                                                       ------------------------------------------
                                                                          SIX MONTHS ENDED       PERIOD ENDED
                                                                            APRIL 30, 2004  OCTOBER 31, 2003*
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                                                  $ 138,222          $ 374,926
    Shares issued in reinvestment
    of distributions                                                                 1,448              1,400
    Shares redeemed                                                                (78,756)           (39,517)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $  60,914          $ 336,809
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     13,726             37,278
    Shares issued in reinvestment
    of distributions                                                                   144                139
    Shares redeemed                                                                 (7,816)            (3,931)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                               6,054             33,486
-------------------------------------------------------------------------------------------------------------
SELECT SHARES
AMOUNT
    Shares sold                                                                  $ 142,023          $ 216,722
    Shares issued in reinvestment
    of distributions                                                                   323                322
    Shares redeemed                                                                (15,306)           (15,921)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $ 127,040          $ 201,123
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     14,101             21,556
    Shares issued in reinvestment
    of distributions                                                                    32                 32
    Shares redeemed                                                                 (1,519)            (1,579)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                              12,614             20,009
-------------------------------------------------------------------------------------------------------------

  * From commencement of offering on December 20, 2002.

                                                                              TAX AWARE U.S. EQUITY FUND
                                                                          -----------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                                                  $     902          $     759
    Shares issued in reinvestment
    of distributions                                                                    14                 19
    Shares redeemed                                                                 (1,179)            (1,365)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $    (263)         $    (587)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                         58                 57
    Shares issued in reinvestment
    of distributions                                                                     1                  1
    Shares redeemed                                                                    (74)              (105)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 (15)               (47)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
AMOUNT
    Shares sold                                                                  $     118          $     708
    Shares issued in reinvestment
    of distributions                                                                     3                  5
    Shares redeemed                                                                   (148)            (1,093)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $     (27)         $    (380)
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                          7                 54
    Shares issued in reinvestment
    of distributions                                                                    --^                --^
    Shares redeemed                                                                     (9)               (81)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                  (2)               (27)
-------------------------------------------------------------------------------------------------------------

  ^ Amount rounds to less than one thousand.

                                                                         TAX AWARE U.S. EQUITY FUND (CONTINUED)
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
CLASS C SHARES
AMOUNT
    Shares sold                                                                  $      74          $     162
    Shares issued in reinvestment
    of distributions                                                                    --^                --^
    Shares redeemed                                                                     --^              (105)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $      74          $      57
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                          5                 12
    Shares issued in reinvestment
    of distributions                                                                    --^                --^
    Shares redeemed                                                                     --^                (8)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                   5                  4
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                                                  $  15,413          $  72,814
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                        --                 --
    Shares issued in reinvestment
    of distributions                                                                   594                700
    Shares redeemed                                                                (11,371)           (20,456)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $   4,636          $  53,058
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                      1,376              7,469
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                        --                 --
    Shares issued in reinvestment
    of distributions                                                                    53                 72
    Shares redeemed                                                                 (1,008)            (2,100)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                 421              5,441
-------------------------------------------------------------------------------------------------------------

  ^ Amount rounds to less than one thousand.

                                                                         TAX AWARE U.S. EQUITY FUND (CONTINUED)
                                                                         --------------------------------------
                                                                          SIX MONTHS ENDED         YEAR ENDED
                                                                            APRIL 30, 2004   OCTOBER 31, 2003
SELECT SHARES
AMOUNT
    Shares sold                                                                  $ 177,336          $ 211,352
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                        --            241,297
    Shares issued in reinvestment
    of distributions                                                                   676              1,080
    Shares redeemed                                                                (42,175)           (90,106)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                           $ 135,837          $ 363,623
-------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                     11,137             15,611
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                        --             18,573
    Shares issued in reinvestment
    of distributions                                                                    43                 80
    Shares redeemed                                                                 (2,666)            (6,534)
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                               8,514             27,730
-------------------------------------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS                                                 (Unaudited)

CLASS A SHARES

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                $ 13.36         0.02^          1.28         1.30         0.16             --           0.16
Year Ended 10/31/03                    $ 10.90         0.06^          2.51         2.57         0.11             --           0.11
Year Ended 10/31/02                    $ 12.38         0.06          (1.53)       (1.47)        0.01             --           0.01
4/30/01* Through 10/31/01              $ 15.00         0.08^         (2.70)       (2.62)          --             --             --

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                $ 10.05         0.05          (0.03)        0.02         0.05             --           0.05
Year Ended 10/31/03                    $ 10.08         0.14          (0.03)        0.11         0.14             --           0.14
11/30/01* Through 10/31/02             $ 10.10         0.16          (0.01)        0.15         0.16           0.01           0.17

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                $ 14.89         0.04^          0.86         0.90         0.05             --           0.05
Year Ended 10/31/03                    $ 12.86         0.09^          2.01         2.10         0.07             --           0.07
Year Ended 10/31/02                    $ 15.58         0.10          (2.71)       (2.61)        0.11             --           0.11
4/16/01* Through 10/31/01              $ 16.88         0.03^         (1.27)       (1.24)        0.06             --           0.06

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                SEMI-ANNUAL REPORT APRIL 30 2004

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END         TOTAL             PERIOD              NET            INCOME
                                               OF PERIOD     RETURN (1)(b)     (MILLIONS)         EXPENSES            (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                          $ 14.50              9.80%          $  5             1.73%             0.27%
Year Ended 10/31/03                              $ 13.36             23.77%          $  6             1.80%             0.54%
Year Ended 10/31/02                              $ 10.90            (11.85%)         $  7             1.80%             0.40%
4/30/01* Through 10/31/01                        $ 12.38            (17.47%)         $  4             1.80%             0.29%

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                          $ 10.02              0.19%          $ 22             0.75%             0.98%
Year Ended 10/31/03                              $ 10.05              1.12%          $ 22             0.75%             1.38%
11/30/01* Through 10/31/02                       $ 10.08              1.42%          $ 19             0.75%             1.55%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                          $ 15.74              6.03%          $  5             1.10%             0.54%
Year Ended 10/31/03                              $ 14.89             16.37%          $  5             1.10%             0.68%
Year Ended 10/31/02                              $ 12.86            (16.89%)         $  5             1.10%             0.52%
4/16/01* Through 10/31/01                        $ 15.58             (7.38%)         $  1             1.04%             0.33%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                       -------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                                2.08%                   (0.08%)            51%
Year Ended 10/31/03                                    2.41%                   (0.07%)            79%
Year Ended 10/31/02                                    2.37%                   (0.17%)            97%
4/30/01* Through 10/31/01                              5.48%+                  (3.39%)+           43%

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                                1.02%                    0.71%             49%
Year Ended 10/31/03                                    1.00%                    1.13%            241%
11/30/01* Through 10/31/02                             1.06%                    1.23%            186%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                                1.76%                   (0.12%)            39%
Year Ended 10/31/03                                    1.90%                   (0.12%)            13%
Year Ended 10/31/02                                    1.88%                   (0.26%)            27%
4/16/01* Through 10/31/01                              8.73%+                  (7.36%)+           22%

(b) Not annualized for periods less than one year.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                $ 14.75           --^!         0.85         0.85         0.02             --           0.02
Year Ended 10/31/03                    $ 12.76         0.02^          1.99         2.01         0.02             --           0.02
Year Ended 10/31/02                    $ 15.47         0.03          (2.71)       (2.68)        0.03             --           0.03
4/16/01* Through 10/31/01              $ 16.88        (0.03)^        (1.33)       (1.36)        0.05             --           0.05

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
 ^^ Amount rounds to less than .005%.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END         TOTAL             PERIOD              NET            INCOME
                                               OF PERIOD     RETURN (1)(b)     (MILLIONS)         EXPENSES            (LOSS)
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                          $ 15.58              5.75%           $ 3             1.60%             0.04%
Year Ended 10/31/03                              $ 14.75             15.82%           $ 3             1.60%             0.18%
Year Ended 10/31/02                              $ 12.76            (17.35%)          $ 3             1.60%             0.00%^^
4/16/01* Through 10/31/01                        $ 15.47             (8.09%)          $ 1             1.60%            (0.35%)

                                                         RATIOS/SUPPLEMENTAL DATA:
                                       -----------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                                2.26%                   (0.62%)            39%
Year Ended 10/31/03                                    2.40%                   (0.62%)            13%
Year Ended 10/31/02                                    2.39%                   (0.79%)            27%
4/16/01* Through 10/31/01                              7.71%+                  (6.46%)+           22%

(b) Not annualized for periods less than one year.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  # Short periods have been annualized.
  ! Amount rounds to less than .005.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                $ 14.72           --^!         0.85         0.85         0.02             --           0.02
Year Ended 10/31/03                    $ 12.74         0.02^          1.99         2.01         0.03             --           0.03
Year Ended 10/31/02                    $ 15.45         0.04          (2.71)       (2.67)        0.04             --           0.04
4/16/01* Through 10/31/01              $ 16.88        (0.02)^        (1.35)       (1.37)        0.06             --           0.06

  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
 ^^ Amount rounds to less than .005%.
  @ Amount rounds to less than one million.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END        TOTAL              PERIOD              NET            INCOME
                                               OF PERIOD       RETURN (1)(b)   (MILLIONS)         EXPENSES            (LOSS)
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                          $ 15.55              5.77%          $ --@            1.60%             0.05%
Year Ended 10/31/03                              $ 14.72             15.80%          $ --@            1.60%             0.18%
Year Ended 10/31/02                              $ 12.74            (17.35%)         $ --@            1.60%             0.00%^^
4/16/01* Through 10/31/01                        $ 15.45             (8.16%)         $ --@            1.57%            (0.17%)

                                                         RATIOS/SUPPLEMENTAL DATA:
                                       -----------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                                2.26%                   (0.61%)            39%
Year Ended 10/31/03                                    2.40%                   (0.62%)            13%
Year Ended 10/31/02                                    2.38%                   (0.78%)            27%
4/16/01* Through 10/31/01                             23.55%+                 (22.15%)+           22%

(b) Not annualized for periods less than one year.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  # Short periods have been annualized.
  ! Amount rounds to less than .005.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                $ 13.60         0.08^          1.29         1.37         0.27             --           0.27
Year Ended 10/31/03                    $ 11.02         0.15^          2.55         2.70         0.12             --           0.12
Year Ended 10/31/02                    $ 12.43         0.14          (1.51)       (1.37)        0.04             --           0.04
5/1/01* Through 10/31/01               $ 15.00         0.07^         (2.64)       (2.57)          --             --             --

TAX AWARE DISCIPLINED EQUITY
FUND
11/1/03 Through 4/30/04                $ 14.02         0.08           0.88         0.96         0.09             --           0.09
Year Ended 10/31/03                    $ 11.74         0.15           2.28         2.43         0.15             --           0.15
Year Ended 10/31/02                    $ 14.36         0.14          (2.57)       (2.43)        0.19             --           0.19
Year Ended 10/31/01                    $ 18.87         0.14          (4.57)       (4.43)        0.08             --           0.08
Year Ended 10/31/00                    $ 18.19         0.15           0.68         0.83         0.15             --           0.15
Year Ended 10/31/99                    $ 14.71         0.15           3.48         3.63         0.15             --           0.15

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                $ 10.05         0.07          (0.04)        0.03         0.07             --           0.07
Year Ended 10/31/03                    $ 10.07         0.19          (0.02)        0.17         0.19             --           0.19
Year Ended 10/31/02                    $ 10.10         0.22          (0.01)        0.21         0.23           0.01           0.24
Year Ended 10/31/01^^                  $  9.95         0.39           0.15         0.54         0.39             --           0.39
Year Ended 10/31/00^^                  $  9.95         0.45             --         0.45         0.45             --           0.45
4/16/99* Through 10/31/99^^            $ 10.00         0.20          (0.05)        0.15         0.20             --           0.20

 * Commencement of offering of class of shares.
^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 ^ Calculated based on average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END            TOTAL          PERIOD              NET            INCOME
                                               OF PERIOD           RETURN (b)  (MILLIONS)         EXPENSES            (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                          $ 14.70             10.17%       $   139             1.00%             1.06%
Year Ended 10/31/03                              $ 13.60             24.74%       $   135             1.00%             1.31%
Year Ended 10/31/02                              $ 11.02            (11.08%)      $   149             1.00%             1.08%
5/1/01* Through 10/31/01                         $ 12.43            (17.13%)      $   176             1.00%             1.09%

TAX AWARE DISCIPLINED EQUITY
FUND
11/1/03 Through 4/30/04                          $ 14.89              6.83%       $   193             0.55%             1.08%
Year Ended 10/31/03                              $ 14.02             20.91%       $   181             0.55%             1.21%
Year Ended 10/31/02                              $ 11.74            (17.13%)      $   194             0.55%             0.93%
Year Ended 10/31/01                              $ 14.36            (23.55%)      $   313             0.55%             0.77%
Year Ended 10/31/00                              $ 18.87              4.54%       $   478             0.55%             0.78%
Year Ended 10/31/99                              $ 18.19             24.72%       $   341             0.55%             0.94%

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                          $ 10.01              0.34%       $ 1,763             0.25%             1.48%
Year Ended 10/31/03                              $ 10.05              1.73%       $ 2,068             0.25%             1.88%
Year Ended 10/31/02                              $ 10.07              2.01%       $ 1,671             0.25%             2.20%
Year Ended 10/31/01^^                            $ 10.10              5.63%       $   951             0.25%             3.80%
Year Ended 10/31/00^^                            $  9.95              4.55%       $   299             0.25%             4.43%
4/16/99* Through 10/31/99^^                      $  9.95              1.57%       $   355             0.25%             4.01%

                                                          RATIOS/SUPPLEMENTAL DATA:
                                       -----------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
11/1/03 Through 4/30/04                                1.38%                    0.68%             51%
Year Ended 10/31/03                                    1.41%                    0.90%             79%
Year Ended 10/31/02                                    1.32%                    0.76%             97%
5/1/01* Through 10/31/01                               1.33%                    0.76%             43%

TAX AWARE DISCIPLINED EQUITY
FUND
11/1/03 Through 4/30/04                                0.70%                    0.93%             18%
Year Ended 10/31/03                                    0.71%                    1.05%             46%
Year Ended 10/31/02                                    0.70%                    0.78%             60%
Year Ended 10/31/01                                    0.60%                    0.72%             44%
Year Ended 10/31/00                                    0.59%                    0.74%             51%
Year Ended 10/31/99                                    0.65%                    0.84%             40%

TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                                0.53%                    1.20%             49%
Year Ended 10/31/03                                    0.53%                    1.60%            241%
Year Ended 10/31/02                                    0.54%                    1.90%            186%
Year Ended 10/31/01^^                                  0.50%                    3.55%            142%
Year Ended 10/31/00^^                                  0.50%                    4.18%            172%
4/16/99* Through 10/31/99^^                            0.57%                    3.69%             69%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                $ 10.05         0.12^         (0.12)       (0.00)        0.12             --           0.12
12/20/02* Through 10/31/03             $ 10.00         0.20^          0.04         0.24         0.19             --           0.19

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                $ 10.57         0.05^          0.61         0.66         0.08             --           0.08
Year Ended 10/31/03                    $  9.17         0.11^          1.42         1.53         0.13             --           0.13
Year Ended 10/31/02                    $ 11.15         0.12          (1.94)       (1.82)        0.16             --           0.16
Year Ended 10/31/01                    $ 14.73         0.08^         (3.55)       (3.47)        0.11             --           0.11
9/15/00* Through 10/31/00              $ 15.00         0.01^         (0.28)       (0.27)          --             --             --

* Commencement of offering of class of shares.
^ Calculated based on average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END            TOTAL          PERIOD              NET            INCOME
                                               OF PERIOD           RETURN (b)  (MILLIONS)         EXPENSES            (LOSS)
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                          $  9.93             (0.05%)        $ 393             0.38%             2.31%
12/20/02* Through 10/31/03                       $ 10.05              2.41%         $ 336             0.35%             2.34%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                          $ 11.15              6.20%         $ 116             0.70%             0.94%
Year Ended 10/31/03                              $ 10.57             16.89%         $ 105             0.70%             1.09%
Year Ended 10/31/02                              $  9.17            (16.50%)        $  41             0.70%             0.92%
Year Ended 10/31/01                              $ 11.15            (23.67%)        $  12             0.70%             0.69%
9/15/00* Through 10/31/00                        $ 14.73             (1.80%)        $  --@            0.70%             0.51%

                                                          RATIOS/SUPPLEMENTAL DATA:
                                       -----------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                                0.54%                    2.15%             68%
12/20/02* Through 10/31/03                             0.57%                    2.12%            274%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                                0.76%                    0.88%             39%
Year Ended 10/31/03                                    0.79%                    1.00%             13%
Year Ended 10/31/02                                    0.84%                    0.78%             27%
Year Ended 10/31/01                                    0.93%                    0.46%             22%
9/15/00* Through 10/31/00                              0.85%                    0.36%             15%

  @ Amount rounds to less than one million.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                $ 10.06         0.06          (0.04)        0.02         0.06             --           0.06
Year Ended 10/31/03                    $ 10.08         0.17          (0.02)        0.15         0.17             --           0.17
Year Ended 10/31/02                    $ 10.11         0.20          (0.02)        0.18         0.20           0.01           0.21
Year Ended 10/31/01^^                  $  9.95         0.36           0.16         0.52         0.36             --           0.36
Year Ended 10/31/00^^                  $  9.95         0.40             --         0.40         0.40             --           0.40
5/6/99* Through 10/31/99^^             $ 10.00         0.20          (0.05)        0.15         0.20             --           0.20

TAX AWARE LARGE CAP
GROWTH FUND^
11/1/03 Through 4/30/04                $ 14.79         0.02           0.20         0.22         0.02             --           0.02
Year Ended 10/31/03                    $ 13.03         0.05           1.75         1.80         0.04             --           0.04
1/1/02 Through 10/31/02**              $ 17.39         0.04          (4.36)       (4.32)        0.04             --           0.04
11/1/01 Through 12/31/01***            $ 16.32         0.02           1.07         1.09         0.02             --           0.02
Year Ended 10/31/01                    $ 42.93         0.04         (11.41)      (11.37)        0.04          15.20          15.24
Year Ended 10/31/00                    $ 47.54         0.04          (0.07)       (0.03)        0.03           4.55           4.58
Year Ended 10/31/99+                   $ 37.36         0.30          13.66        13.96         0.30           3.48           3.78

TAX AWARE LARGE CAP
VALUE FUND@@
11/1/03 Through 4/30/04                $ 18.65         0.12           1.37         1.49         0.14             --           0.14
Year Ended 10/31/03                    $ 16.01         0.26           2.64         2.90         0.26             --           0.26
1/1/02 Through 10/31/02**              $ 19.74         0.22          (3.74)       (3.52)        0.21             --           0.21
11/1/01 Through 12/31/01***            $ 18.44         0.03           1.30         1.33         0.03             --           0.03
Year Ended 10/31/01                    $ 25.57         0.20          (5.41)       (5.21)        0.19           1.73           1.92
Year Ended 10/31/00                    $ 27.53         0.21           1.40         1.61         0.17           3.40           3.57
Year Ended 10/31/99+                   $ 28.89         0.65           1.69         2.34         0.67           3.03           3.70

  * Commencement of offering of class of shares.
 ** The fund changed its fiscal year end from December 31 to October 31.
*** The fund changed its fiscal year end from October 31 to December 31.
  ^ Formerly JPMorgan Select Large Cap Growth Fund.
 @@ Formerly JPMorgan Select Equity Income Fund.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
  + On November 20, 1998, the Fund underwent a split of shares. Beginning net asset value was restated to reflect the split.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END            TOTAL          PERIOD              NET            INCOME
                                               OF PERIOD           RETURN (b)  (MILLIONS)         EXPENSES            (LOSS)
TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                          $ 10.02              0.22%         $ 464             0.50%             1.23%
Year Ended 10/31/03                              $ 10.06              1.48%         $ 444             0.50%             1.61%
Year Ended 10/31/02                              $ 10.08              1.75%         $ 278             0.50%             1.94%
Year Ended 10/31/01^^                            $ 10.11              5.47%         $ 186             0.50%             3.51%
Year Ended 10/31/00^^                            $  9.95              4.29%         $  37             0.50%             4.23%
5/6/99* Through 10/31/99^^                       $  9.95              1.29%         $  28             0.50%             3.75%

TAX AWARE LARGE CAP
GROWTH FUND^
11/1/03 Through 4/30/04                          $ 14.99              1.48%         $ 248             0.85%             0.12%
Year Ended 10/31/03                              $ 14.79             13.84%         $ 268             0.85%             0.35%
1/1/02 Through 10/31/02**                        $ 13.03           (24.84%)         $ 257             0.68%             0.34%
11/1/01 Through 12/31/01***                      $ 17.39              6.70%         $ 433             0.55%             0.56%
Year Ended 10/31/01                              $ 16.32           (33.30%)         $ 423             0.49%             0.21%
Year Ended 10/31/00                              $ 42.93            (0.91%)         $ 839             0.47%             0.08%
Year Ended 10/31/99+                             $ 47.54             39.78%         $ 901             0.03%             0.69%

TAX AWARE LARGE CAP
VALUE FUND@@
11/1/03 Through 4/30/04                          $ 20.00              8.01%         $ 395             0.85%             1.21%
Year Ended 10/31/03                              $ 18.65             18.34%         $ 349             0.85%             1.55%
1/1/02 Through 10/31/02**                        $ 16.01           (17.94%)         $ 327             0.79%             1.43%
11/1/01 Through 12/31/01***                      $ 19.74              7.20%         $ 415             0.69%             0.91%
Year Ended 10/31/01                              $ 18.44           (21.43%)         $ 406             0.69%             0.93%
Year Ended 10/31/00                              $ 25.57              6.35%         $ 625             0.68%             0.83%
Year Ended 10/31/99+                             $ 27.53              8.18%         $ 787             0.03%             2.25%

                                                          RATIOS/SUPPLEMENTAL DATA:
                                       -----------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS            RATE (b)
TAX AWARE ENHANCED INCOME FUND
11/1/03 Through 4/30/04                                0.68%                    1.05%             49%
Year Ended 10/31/03                                    0.69%                    1.42%            241%
Year Ended 10/31/02                                    0.70%                    1.74%            186%
Year Ended 10/31/01^^                                  0.67%                    3.34%            142%
Year Ended 10/31/00^^                                  0.67%                    4.06%            172%
5/6/99* Through 10/31/99^^                             0.72%                    3.53%             69%

TAX AWARE LARGE CAP
GROWTH FUND^
11/1/03 Through 4/30/04                                0.86%                    0.11%             84%
Year Ended 10/31/03                                    0.87%                    0.33%             35%
1/1/02 Through 10/31/02**                              0.85%                    0.17%             46%
11/1/01 Through 12/31/01***                            0.85%                    0.26%              3%
Year Ended 10/31/01                                    0.85%                   (0.15%)            84%
Year Ended 10/31/00                                    0.80%                   (0.25%)            74%
Year Ended 10/31/99+                                   0.59%                    0.13%             26%

TAX AWARE LARGE CAP
VALUE FUND@@
11/1/03 Through 4/30/04                                0.86%                    1.20%             26%
Year Ended 10/31/03                                    0.85%                    1.55%             33%
1/1/02 Through 10/31/02**                              0.85%                    1.37%             80%
11/1/01 Through 12/31/01***                            0.85%                    0.75%              0%
Year Ended 10/31/01                                    0.87%                    0.75%              8%
Year Ended 10/31/00                                    0.80%                    0.71%             43%
Year Ended 10/31/99+                                   0.58%                    1.70%            146%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     PER SHARE OPERATING PERFORMANCE:
                                     ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                 --------------------------------------   ----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                $ 10.05         0.11^         (0.12)       (0.01)        0.11             --           0.11
12/20/02* Through 10/31/03             $ 10.00         0.19^          0.04         0.23         0.18             --           0.18

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                $ 14.90         0.06^          0.86         0.92         0.06             --           0.06
Year Ended 10/31/03                    $ 12.88         0.12^          2.01         2.13         0.11             --           0.11
Year Ended 10/31/02                    $ 15.59         0.10          (2.69)       (2.59)        0.12             --           0.12
Year Ended 10/31/01                    $ 20.51         0.10^         (4.96)       (4.86)        0.06             --           0.06
Year Ended 10/31/00                    $ 18.73         0.09           1.77         1.86         0.08             --           0.08
Year Ended 10/31/99                    $ 15.19         0.10           3.55         3.65         0.11             --           0.11

 * Commencement of offering of shares.
 ^ Calculated based on average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                          PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------    ----------------------------------------------
                                                                                             RATIOS TO AVERAGE NET ASSETS:#
                                                                                            --------------------------------
                                                                              NET ASSETS,                                NET
                                               NET ASSET                           END OF                         INVESTMENT
                                              VALUE, END            TOTAL          PERIOD              NET            INCOME
                                               OF PERIOD           RETURN (b)  (MILLIONS)         EXPENSES            (LOSS)
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                          $  9.93             (0.12%)        $ 324             0.54%             2.16%
12/20/02* Through 10/31/03                       $ 10.05              2.28%         $ 201             0.50%             2.22%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                          $ 15.76              6.20%         $ 800             0.84%             0.80%
Year Ended 10/31/03                              $ 14.90             16.64%         $ 630             0.84%             0.92%
Year Ended 10/31/02                              $ 12.88            (16.70%)        $ 187             0.84%             0.73%
Year Ended 10/31/01                              $ 15.59            (23.76%)        $ 212             0.84%             0.56%
Year Ended 10/31/00                              $ 20.51              9.96%         $ 249             0.85%             0.46%
Year Ended 10/31/99                              $ 18.73             24.05%         $ 163             0.85%             0.58%

                                                         RATIOS/SUPPLEMENTAL DATA:
                                       -------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS:#
                                       ---------------------------------------------
                                                                      NET INVESTMENT
                                                   EXPENSES            INCOME (LOSS)
                                           WITHOUT WAIVERS,         WITHOUT WAIVERS,       PORTFOLIO
                                             REIMBURSEMENTS           REIMBURSEMENTS        TURNOVER
                                       AND EARNINGS CREDITS     AND EARNINGS CREDITS        RATE (b)
TAX AWARE SHORT - INTERMEDIATE
INCOME FUND
11/1/03 Through 4/30/04                                0.69%                    2.01%             68%
12/20/02* Through 10/31/03                             0.72%                    2.00%            274%

TAX AWARE U.S. EQUITY FUND
11/1/03 Through 4/30/04                                0.90%                    0.74%             39%
Year Ended 10/31/03                                    0.93%                    0.83%             13%
Year Ended 10/31/02                                    0.97%                    0.60%             27%
Year Ended 10/31/01                                    0.87%                    0.53%             22%
Year Ended 10/31/00                                    0.85%                    0.46%             15%
Year Ended 10/31/99                                    0.90%                    0.53%             29%

(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING INTREPID EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

UNDISCOVERED MANAGERS FUNDS

BEHAVIORAL GROWTH FUND
BEHAVIORAL VALUE FUND
REIT FUND
SMALL CAP GROWTH FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent auditors, who express no opinion thereon.

Investors should carefully read the fund prospectus which includes information on the Fund's investment objectives, risk, as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a fund prospectus please call 800 348-4782. Please read carefully before investing or sending money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-348-4782 and on the Commission's website at http://www.sec.gov.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                         PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO



(C) J.P. Morgan Chase & Co., 2004 All rights reserved. June 2004.     SAN-TA-404

ITEM 2. CODE OF ETHICS.

     (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
              (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

        File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
        Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

        (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

        (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        J.P. Morgan Mutual Fund Select Group
            --------------------------------------------------------------------

By (Signature and Title)*           /s/ Patricia A. Maleski
                         -------------------------------------------------------
                                    Patricia A. Maleski, Treasurer

Date                       June 22, 2004
    ----------------------------------------------------------------------------

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Patricia A. Maleski
                         -------------------------------------------------------
                                    Patricia A. Maleski, Treasurer

Date                       June 22, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)*           /s/ George C.W. Gatch
                         -------------------------------------------------------
                                    George C.W. Gatch, President

Date                       June 23, 2004
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

--------------------------------------------------------------------------------